As filed with the Securities and Exchange Commission on September 21, 2012

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

      ☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 Par Value Per Share	50,000 Shares	$15.28(2)	$764,000(2)	$87.55

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares on September 17, 2012.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (NEA, NEA PRC)

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

            , 2012

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	You are receiving this Joint Proxy Statement/Prospectus in connection with the special shareholder meetings of the Funds, at which a proposal regarding the reorganization of your Fund will be considered.

Q.	What actions has each Fund’s Board of Trustees or Board of Directors (the “Board”) approved?

A.	The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of municipal closed-end funds, including the reorganization of each of Nuveen Premier Municipal Opportunity Fund, Inc. (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (“Premium Opportunity” and together with Premier Opportunity, the “Acquired Funds” and each, an “Acquired Fund”) into Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) (each, a “Reorganization” and together, the “Reorganizations”).

Q.	Why has each Fund’s Board recommended these proposals?

A.	Each Fund’s Board has determined that the proposed Reorganizations would be in the best interests of its respective Fund. Each Fund’s Board considered the Reorganizations as part of a broad initiative to rationalize the product offerings of Nuveen Funds and eliminate overlapping products. The Acquiring Fund and the Acquired Funds have similar investment objectives and policies and substantially similar portfolio compositions. The proposed Reorganizations are intended to result in lower operating expenses per common share (excluding costs of leverage) as a result of the larger size of the combined fund and to enhance the secondary trading market for common shares of the Funds as a result of the increased common share float of the combined fund.

Q.	What are the potential benefits of the Reorganizations to common shareholders?

A.	The investment adviser to the Funds and each Fund’s Board believe that the proposed Reorganizations are expected to offer the following potential benefits to common shareholders of the Funds:

—

Lower fees and operating expenses per common share (excluding costs of leverage) from greater economies of scale as the combined fund’s size results in a lower effective management fee rate and allows fixed operating expenses to be spread over a larger asset base.

—

Improved secondary market trading for common shares as the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, Acquired Fund common shareholders may experience improved secondary market trading after the Reorganizations due to the Acquiring Fund’s investment objective of investing primarily in municipal securities exempt from the federal alternative minimum tax applicable to individuals (“AMT”), in addition to regular federal income taxes, as the AMT feature of the objectives, which is not currently in place with respect to the Acquired Funds, may appeal to a broader group of investors.

—	Increased flexibility in managing the structure and costs of leverage over time.

Q.	How will preferred shareholders of the Acquiring Fund be impacted by the Reorganizations?

The Acquiring Fund currently has one series of MuniFund Term Preferred Shares (“MTP Shares”) and one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding, and these shares will remain outstanding following the Reorganizations. Each of the Acquired Funds currently has outstanding shares of Variable Rate Demand Preferred Shares (“VRDP Shares”). Upon the closing of the Reorganizations, preferred shareholders of each Acquired Fund will receive one newly issued preferred share of the Acquiring Fund with substantially similar terms, as of the time of exchange, for each preferred share of the Acquired Fund exchanged therefor. While preferred shares of the Acquiring Fund will rank on a parity to each other, there are differences between the different types of preferred shares, which are discussed in the Joint Proxy Statement/Prospectus. With respect to matters requiring all preferred shareholders to vote as a single class, following the Reorganizations, preferred shareholders of the Acquiring Fund will hold a smaller percentage of the outstanding preferred voting shares of combined fund.

Q.	Will the Reorganizations impact Fund distributions to common shareholders?

A.	The Reorganizations are not expected to adversely impact distributions to common shareholders and are expected to result in the same or a higher distribution rate. A higher distribution rate, if any, would be a result of increased earnings from lower fees and operating expenses.

Q.	Do the Funds have similar investment objectives and policies?

A.	The Funds have similar investment objectives, policies and risks. Each Fund invests primarily in municipal securities and other related investments the income from which is exempt from regular federal income tax and, with respect to the Acquiring Fund, from the federal AMT applicable to individuals. Each Fund emphasizes investments in investment grade municipal securities. Each Fund is a diversified, closed-end management investment company, and currently engages in leverage through the issuance of preferred shares and through the use of inverse floating rate securities.

Q.	What specific proposals will I be asked to vote on in connection with a proposed Reorganization?

A.	Generally, shareholders of each Acquired Fund will be asked to vote on an Agreement and Plan of Reorganization with common shareholders and preferred shareholders voting as a single

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class and preferred shareholders voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common and preferred shareholders voting as a single class and common shares voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization.

Q.	Will shareholders of the Acquired Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, each Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of substantially all of the liabilities of such Acquired Fund. Each Acquired Fund will then be liquidated, dissolved and terminated in accordance with applicable law.

Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Acquired Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held as of the close of trading on the business day immediately prior to the closing of the Reorganizations (including for this purpose fractional Acquiring Fund common shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund in exchange for preferred shares held immediately prior to the closing of the Reorganizations.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund.

Q.	Do the Reorganizations constitute a taxable event for common shareholders of the Acquired Fund shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of a Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. Such a distribution may be taxable to an Acquired Fund’s common shareholders for federal income tax purposes. To the extent that an Acquired Fund’s portfolio securities are sold in connection with a Reorganization, such Acquired Fund may realize gains or losses. While each Acquired Fund is expected to dispose of certain securities subject to the federal AMT prior to the closing of the Reorganizations, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund).

Q.	What will happen if the required shareholder approvals in connection with a Reorganization are obtained for one Fund but not for the other Funds?

A.	The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent on both of the Acquired Funds and the

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Acquiring Fund obtaining the requisite shareholder approvals and satisfying their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if one or more of the other Funds do not obtain their requisite shareholder approvals or satisfy their closing conditions. If all the shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of such Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will I have to pay any fees or expenses in connection with the Reorganizations?

A.	The costs of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Common shareholders will indirectly bear the costs of the Reorganizations. The costs of the Reorganizations are estimated to be $320,000 for the Acquiring Fund, $45,000 for Premier Opportunity and $540,000 for Premium Opportunity. Preferred shareholders are not expected to bear any costs of the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) over time for the common shareholders of each Fund (as common shareholders of the Acquiring Fund following the Reorganizations).

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about , [20 ] or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganizations?

A.	After careful consideration, the Board has determined that the Reorganizations are in the best interests of each Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at [( ) - ] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

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—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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            , 2012

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (NEA, NEA PRC)

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON             , 2012

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen AMT-Free Municipal Income Fund (“AMT-Free Municipal” or the “Acquiring Fund”), and Nuveen Premier Municipal Opportunity Fund, Inc. (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (“Premium Opportunity”) (each, an “Acquired Fund” and together, the “Acquired Funds”), will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on             ,             , 2012, at     :00     .m., Central time, for the following purposes:

1.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which each Acquired Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund; (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For the shareholders of each Acquired Fund, the common and preferred shareholders voting as a single class and the preferred shareholders voting separately, to approve the Agreement and Plan of Reorganization.

(b)	For the shareholders of the Acquiring Fund, the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.

2.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

(a)	For the shareholders of AMT-Free Municipal, the common and preferred shareholders voting as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	For the shareholders of AMT-Free Municipal, the common shareholders voting separately as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

3.	With respect to each Fund, to transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on             , 2012 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

Subject to completion, dated September 21, 2012

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (NEA, NEA PRC)

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

            , 2012

This Joint Proxy Statement/Prospectus is being furnished to the common and preferred shareholders of Nuveen AMT-Free Municipal Income Fund (“AMT-Free Municipal” or the “Acquiring Fund”), and the common shareholders of Nuveen Premier Municipal Opportunity Fund, Inc. (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (“Premium Opportunity”) (each, an “Acquired Fund” and together, the “Acquired Funds”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” and each Trustee or Director, a “Board Member”) for use at a Special Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on             ,             , 2012, at _:00 _.m., Central time, and at any and all adjournments or postponements thereof (each, a “Special Meeting” and collectively, the “Special Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. AMT-Free Municipal and Premium Opportunity are each organized as a Massachusetts business trust. Premier Opportunity is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds specified above on or about             , 2012. Shareholders of record of the Funds as of the close of business on             , 2012 are entitled to notice of, and to vote at, the Special Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Special Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Fund for which the votes of common shareholders of each Fund and holders of MuniFund Term Preferred Shares of AMT-Free Municipal are being solicited and which shareholders are solicited to vote with respect to each matter. Except as otherwise noted below, the common shareholders of a Fund vote together with the preferred shareholders as a single class.

Matter		Common Shares	Preferred Shares
For Shareholders of AMT-Free Municipal,

1(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization,		X*

2(a)	the common and preferred shareholders voting as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,	X	X*

2(b)	the common shareholders voting separately as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.	X

For Shareholders of Premier Opportunity,

1(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,	X	*

1(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.		*

For Shareholders of Premium Opportunity,

1(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,	X	*

1(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.		*

*

Holders of MuniFund Term Preferred Shares (“MTP Shares”) of the Acquiring Fund are being solicited through this Joint Proxy Statement/Prospectus. AMT-Free Municipal is separately soliciting the votes of holders of its Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) and Premier Opportunity and Premium Opportunity are separately soliciting holders of their Variable Rate Demand Preferred Shares (“VRDP Shares”) through a separate proxy statement and not through this Joint Proxy Statement/Prospectus on each of the foregoing proposals that require preferred shareholders to vote together with common shareholders as a single class or preferred shareholders to vote separately as a single class.

A quorum of shareholders is required to take action at each Special Meeting. A majority of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast by proxy or in person at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on             , 2012 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of             , 2012, the shares of the Funds issued and outstanding were as follows:

Fund Ticker Symbol*	Common Shares	VRDP Shares	VMTP Shares	MTP Shares
Acquiring Fund (NEA)		—	676	8,300,000
Premier Opportunity (NIF)		1,309	—	—
Premium Opportunity (NPX)		2,190	—	—

*	The common shares of Premier Opportunity and Premium Opportunity are listed on the New York Stock Exchange (“NYSE”). The common shares of AMT-Free Municipal are listed on the NYSE MKT. Upon the closing of the reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE MKT. MTP Shares of the Acquiring Fund are listed on the NYSE under the ticker symbol NEA PrC. The VRDP Shares of Premier Opportunity and Premium Opportunity and the VMTP Shares of AMT-Free Municipal are not listed on any exchange.

The proposed reorganizations seek to combine three Funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds (each, a “Reorganization” and together, the “Reorganizations”). The Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”) provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund, and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund VRDP Shares received by each Acquired Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. The aggregate net asset value of Acquiring Fund common shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Date (as such term is defined on page 20), the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. VRDP shareholders of each Acquired Fund will receive the same number of Acquiring Fund VRDP Shares having substantially similar terms as the outstanding VRDP Shares of the Acquired Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund VRDP Shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund VRDP Shares held immediately prior to the Reorganization.

All preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s existing outstanding preferred shares as to the payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares, as to payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Acquired Fund’s outstanding preferred shares, voting separately as a single class. Each Reorganization also is required to be approved by the affirmative vote of the holders of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately as a single class. In addition, common and preferred shareholders of the Acquiring Fund voting as a single class, and common shareholders voting separately as a single class, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

The closing of each Reorganization is contingent upon the closing of both Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to outstanding preferred shares. Because the closing of the Reorganizations is contingent on each Acquired Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of such Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganizations, dated , 2012 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2011;

(iii)	the audited financial statements and related independent registered public accounting firm’s report for each Acquired Fund contained in the Funds’ Annual Report for the fiscal year ended October 31, 2011;

(iv)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2012; and

(v)	the unaudited financial statements for the Acquired Funds contained in the Funds’ Semi-Annual Report for the fiscal period ended April 30, 2012.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund are listed on the NYSE MKT, and the common shares of Premier Opportunity and Premium Opportunity are listed on the NYSE. The MTP Shares of the Acquiring Fund are listed on the NYSE. It is expected that the common shares of the Acquiring Fund to be issued in each Reorganization will be listed on the NYSE MKT. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization. No person

v

has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

            , 2012

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (NEA, NEA PRC)

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

PROPOSAL NO. 1—REORGANIZATION OF EACH ACQUIRED FUND INTO THE ACQUIRING FUND (COMMON SHAREHOLDERS OF EACH ACQUIRED FUND AND MUNIFUND TERM PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND)	1

A. SYNOPSIS	1
Background and Reasons for the Reorganizations	1
Material Federal Income Tax Consequences of the Reorganizations	1
Comparison of the Acquiring Fund and Each Acquired Fund	2
Comparative Expense Information	8
Comparative Performance Information	9

B. RISK FACTORS	10

C. INFORMATION ABOUT THE REORGANIZATIONS	18
General	18
Terms of the Reorganizations	19
Reasons for the Reorganizations	21
Capitalization	24
Expenses Associated with the Reorganizations	25
Dissenting Shareholders’ Rights of Appraisal	26
Material Federal Income Tax Consequences of the Reorganizations	26
Votes Required	29
Description of Common Shares To Be Issued by the Acquiring Fund; Comparison to Acquired Funds	30
Description of VRDP Shares To Be Issued by the Acquiring Fund	34
Comparison of Massachusetts Business Trusts and Minnesota Corporations	35

D. ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES	39
Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds	39

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (ACQUIRING FUND SHAREHOLDERS ONLY)	49

ADDITIONAL INFORMATION ABOUT THE FUNDS	50
Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws	50
Repurchase of Common Shares; Conversion to Open-End Fund	51
Description of Outstanding Acquiring Fund MTP Shares	52
Description of Outstanding Acquiring Fund VMTP Shares	53
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent	55
Federal Income Tax Matters Associated with Investment in the Funds	55
Net Asset Value	58
Legal Opinions	58
Experts	58

PROPOSAL NO. 1—REORGANIZATION OF EACH ACQUIRED FUND INTO

THE ACQUIRING FUND (COMMON SHAREHOLDERS OF EACH ACQUIRED FUND

AND MUNIFUND TERM PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganizations

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of municipal closed-end funds, including the reorganization of each of the Acquired Funds into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of such Fund. The Acquiring Fund and the Acquired Funds have similar investment objectives and policies, and substantially similar portfolio compositions. The proposed Reorganizations are intended to enhance the secondary trading market for common shares of the Funds and to result in lower operating expenses (excluding the costs of leverage) as a result of the larger size of the combined fund. In order for the Reorganizations to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to outstanding preferred shares. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C. subject to certain representations, assumptions and conditions, substantially to the effect that each proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, [            ], as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VRDP Shares received in the Reorganizations by holders of the VRDP Shares of the Acquired Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. Prior to the closing of the Reorganizations, each Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to an Acquired Fund’s shareholders for federal income tax purposes. In addition, to the extent that an Acquired Fund’s portfolio securities are sold in connection with a Reorganization, such Acquired Fund may realize gains or losses, which may increase or decrease the net capital gain to be distributed by the Acquired

Fund. While each Acquired Fund is expected to dispose of certain securities that are subject to the federal alternative minimum tax applicable to individuals (“AMT”) prior to the closing of the Reorganizations, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund). It is expected that shareholders of each Acquired Fund who receive Acquiring Fund common shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares being issued.

Comparison of the Acquiring Fund and Each Acquired Fund

General.    The Acquiring Fund and each Acquired Fund are closed-end management investment companies. Each Fund is a diversified management investment company. The common shares of the Acquiring Fund are listed and trade on the NYSE MKT. The common shares of Premier Opportunity and Premium Opportunity are listed and trade on the NYSE. The Acquiring Fund and Premium Opportunity were organized on November 21, 2002 and July 22, 1993, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Premier Opportunity was organized on December 19, 1991 as a corporation under the laws of the State of Minnesota. The common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting.

The Acquiring Fund currently has outstanding 676 VMTP Shares, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $67,600,000 and 8,300,000 MTP Shares, per value of $0.01 per share, with a per share liquidation preference of $10 and a total liquidation value of $83,000,000, which will remain outstanding following the completion of the Reorganizations. Premier Opportunity has 1,309 VRDP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $130,900,000. Premium Opportunity has 2,190 VRDP Shares outstanding, par value of $0.01 per share and liquidation preference of $100,000 per share and a total liquidation value of $219,000,000. VMTP Shares, MTP Shares and VRDP Shares are entitled to one vote per share. Preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, preferred shares of the Acquiring Fund will have priority in all respects to the Acquiring Fund’s common shares, as to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund VRDP Shares to be issued to the Acquired Funds pursuant to the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially similar, as of the closing of the Reorganizations, to those of the outstanding Acquired Fund VRDP Shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have similar investment objectives and policies. The Acquiring Fund’s investment objectives are to provide current income exempt from regular federal income tax and the federal AMT and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Premier Opportunity and Premium Opportunity have identical investment objectives, which are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in portfolio securities that pay interest exempt from federal income taxes and from federal AMT. Under normal circumstances, each Acquired Fund will invest at least 80% of its Managed Assets in a portfolio of securities that pay interest exempt from federal income taxes. The Acquired Funds do not have any policy regarding investments in securities subject to the federal AMT, and may have substantial holdings of securities subject to such tax.

The Acquiring Fund’s policy of investing in bonds that are exempt from the AMT may prevent the Acquiring Fund from investing in certain kinds of bonds that are held by, or are eligible investments for, the Acquired Funds.

Under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

If a municipal security satisfies the ratings requirements described above at the time of purchase, a Fund will not be required to dispose of the security upon a downgrade.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may invest up to 15% of its [net] assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions.

Credit Quality.    A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Funds, as of April 30 2012, is set forth in the table below.

Credit Rating(1)	Acquiring Fund	Premier Opportunity	Premium Opportunity		Combined Fund Pro Forma(2)
Aaa/AAA	31%	28%	22%		26%
Aa/AA	30%	46%	48%		42%
A/A	28%	15%	22%		22%
Baa/BBB	7%	9%	8%		8%
Ba/BB or Lower	2%	1%	—%	(3)	1%
Unrated	2%	1%	—%	(3)	1%

TOTAL	100%	100%	100%		100%

(1)	Prior to January 2, 2012, each Fund had a policy of investing, under normal circumstances, at least 80% of its Managed Assets in municipal securities covered by insurance guaranteeing the timely payment of interest and principal. Each Fund also had a policy of investing in municipal securities rated at least investment grade. The portfolio composition of the Funds may vary over time as a result of the new policies of the Fund.
(2)	Reflects the effect of the Reorganizations.
(3)	Rounds to less than 1%.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2011	2010	2009
Asset Coverage Ratio	317.07%	321.50%	315.52%
Regulatory Leverage Ratio(1)	31.54%	31.10%	31.69%
Effective Leverage Ratio(2)	37.91%	37.45%	38.16%

Premier Opportunity	2011	2010	2009
Asset Coverage Ratio	319.30%	324.41%	314.65%
Regulatory Leverage Ratio(1)	31.32%	30.82%	31.78%
Effective Leverage Ratio(2)	38.57%	38.51%	37.72%

Premium Opportunity	2011	2010	2009
Asset Coverage Ratio	330.94%	330.75%	321.04%
Regulatory Leverage Ratio(1)	30.22%	30.23%	31.15%
Effective Leverage Ratio(2)	36.96%	36.98%	37.71%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any structural leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and the Acquired Funds have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten (10) trustees or directors, one (1) of whom is an “interested person” (as defined in the 1940 Act) and nine (9) of whom are not interested persons (the “independent directors/trustees”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth in the Reorganization SAI under “Management of the Funds.”

While the Acquiring Fund and Acquired Funds have the same Board Members, the Acquiring Fund and Premium Opportunity (the “Massachusetts Funds”) have a board structure that is different from the structure for Premier Opportunity (the “Minnesota Fund”). All members of the Board of Directors of the Minnesota Fund stand for election each year. In contrast to the Minnesota Fund’s board structure, and pursuant to the Massachusetts Funds’ by-laws, the Board of Trustees of each Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year.

Investment Adviser.    The Adviser, Nuveen Fund Advisors, is the investment adviser to each Fund and is responsible for investing each Fund’s assets. The Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $212 billion of assets under management as of June 30, 2012. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management, is a wholly-owned subsidiary of Nuveen Fund Advisors and was appointed as Sub-Adviser effective in January 2011 as part of an internal restructuring of the Adviser.

Each Fund is dependent upon services and resources provided by its Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the investment management agreements.

Pursuant to each Investment Management Agreement, each Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within such Fund. The pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Management Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For $2 billion and over	0.3750%

Management Fee Schedule for Premier Opportunity and Premium Opportunity

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For $5 billion and over	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Due to the increased size of the combined fund, the effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each of the Acquired Funds. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of June 30, 2012, the complex-level fee rate was 0.1731%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Annual Report for the period ended October 31, 2011.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Premier Opportunity. Douglas J. White, CFA, is the portfolio manager of Premium Opportunity. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Douglas White has been the portfolio manager for Premium Opportunity since 2011. Paul Brennan has been the portfolio manager for the Acquiring Fund and Premier Opportunity since 2006, and Mr. Brennan will continue to manage the Acquiring Fund upon completion of the Reorganizations.

Paul Brennan is currently a portfolio manager for several national municipal open- and closed-end funds. Mr. Brennan joined Nuveen in 1997 when Nuveen acquired Flagship Financial. He

earned his BS in Accountancy and Finance from Wright State University. He manages         Nuveen-sponsored investment companies, with a total of approximately $    billion under management as of             , 2012.

Douglas White joined FAF Advisors, Inc. in 1987, and he joined Nuveen on January 1, 2011 when Nuveen acquired a portion of the asset management business of FAF Advisors, Inc. Mr. White received a B.A. from Carleton College and an M.B.A. in finance from the University of Minnesota. He manages         Nuveen-sponsored investment companies, with a total of approximately $    billion under management as of             , 2012.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended October 31, 2011, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended October 31, 2011, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Premier Opportunity	Premium Opportunity	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.95%	0.96%	0.94%	0.92%
Interest and Related Expenses from Inverse Floaters and Preferred Shares(3)	1.15%	0.59%	0.77%	0.84%
Other Expenses	0.11%	0.10%	0.09%	0.09%

Total Annual Expenses	2.21%	1.65%	1.80%	1.85%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Acquired Funds for the twelve (12) months ended October 31, 2011, subject to the following adjustments. For the Acquiring Fund and Premier Opportunity, “Interest and Related Expenses from Inverse Floaters and Preferred Shares” reflects annualized interest and related expenses for preferred shares that were outstanding for less than the 12-month period. For the Acquiring Fund and Premier Opportunity, “Other Expenses” excludes expenses incurred during the 12-month period for auction fees and/or dividend disbursing agent fees associated with auction rate preferred shares that are no longer outstanding. For the Acquiring Fund, fee and expense reimbursements that expired during the 12-month period are not reflected. It is important for you to understand that a decline in a Fund’s average net assets applicable to common shares during the current fiscal year due to recent market volatility or other factors could cause each Fund’s expense ratios for that Fund’s current fiscal year to be higher than the expense information presented.
(2)	The Combined Fund Pro Forma figures assume the consummation of the Reorganizations on October 31, 2011, and reflect average net assets applicable to common shares for the Acquiring Fund and the Acquired Funds for the 12-month period ended October 31, 2011. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganizations, which are estimated to be $320,000 (0.10%) for the Acquiring Fund, $45,000 (0.02%) for Premier Opportunity and $540,000 (0.11%) for Premium Opportunity.

(3)	“Interest and Related Expenses from Inverse Floaters” arises because accounting rules require the Funds to treat interest paid by trusts issuing certain inverse floating rate investments held by the Funds as having been paid (indirectly) by the Funds. Because the Funds also recognize corresponding amounts of interest income (also indirectly), each Fund’s common share net asset value, net investment income and total return are not affected by this accounting treatment. The actual “Interest and Related Expenses from Inverse Floaters” incurred in the future may be higher or lower. Dividends paid on each Fund’s currently outstanding preferred shares are recognized as interest expense for financial reporting purposes.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$22	$69	$118	$254
Premier Opportunity	$17	$52	$90	$195
Premium Opportunity	$18	$57	$97	$212
Combined Fund Pro Forma	$19	$58	$100	$217

Comparative Performance Information

Comparative total return performance for the Funds for periods ended April 30, 2012:

	Average Annual Total Return on Net Asset Value				Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception
Acquiring Fund	14.40%	5.99%	—	6.26%	18.16%	6.06%	—	5.59%
Premier Opportunity	18.97%	6.09%	6.23%	—	10.51%	6.67%	6.24%	—
Premium Opportunity	21.11%	6.00%	6.18%	—	24.04%	6.84%	6.17%	—

(1)	Prior to January 2, 2012, each Fund had a policy of investing at least 80% of its Managed Assets in municipal securities covered by insurance guaranteeing the timely payment of principal and interest. Each Fund also had a policy of investing in securities rated at least investment grade. Performance may have differed had the current policies of the Fund been in place.

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund and the Acquired Funds are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations.

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk.    Markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions resulted, and in many cases continue to result, in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Funds’ municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of your Fund’s portfolio would likely result in a significant decline in the value of the Fund’s common shares. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the distributions on the common shares and preferred shares. This volatility may also impact the liquidity of inverse floating rate securities in your Fund’s portfolio. See “Risk Factors—Inverse Floating Rate Securities Risk.”

In response to the current national economic condition, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities have and may seek protection under the bankruptcy laws. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value.    Shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to their Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Funds as a vehicle for trading purposes.

Credit and Below-Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser will consider what action, including the sale of the security, is in the best interests of a Fund. Municipal securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws, and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk.    Each Fund can have substantial exposure to municipal inverse floating rate securities, which are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and which represent a leveraged investment in underlying municipal bonds. Typically, an inverse floating rate security represents a residual beneficial interest in a special purpose trust into which a third-party sponsor has deposited municipal bonds, and which issues floating rate securities to short-term investors and inverse floating rate securities to long-term investors such as the Funds. Income on typical inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease, so investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. The value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of its underlying bond due to changes in market interest rates or the bond’s creditworthiness. That multiple is dependent on the ratio of the special purpose trust’s floating rate securities to its inverse floating rate securities, and can exceed three times for more “highly leveraged” trusts. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common net asset value if the underlying bond declines in value, which will make a Fund’s net asset value more volatile.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Inverse floating rate securities have varying degrees of liquidity or illiquidity (liquidity being the ability to raise cash by selling the investment in a timely manner at an attractive price) based in large part upon the liquidity of the underlying bonds deposited in a special purpose trust. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In such circumstances, a Fund may be required to sell securities at inopportune times or prices. Each Fund may be required to sell its inverse floating rate securities or its underlying municipal bonds at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If a Fund has a need for cash and the bonds in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying bond declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. The types of leverage used by the Funds may pay fixed rates of interest or dividends or may fluctuate with short-term yields. The benefits from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short-term rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. A Fund’s cost of leverage includes both the interest rate paid on its borrowings or dividends on preferred shares as well as any ongoing fees and expenses associated with those borrowings or preferred shares. The Funds also bear the costs of borrowing facilities, issuing its shares and refinancing such leverage. To the extent that the Funds issue preferred shares with relatively short terms to redemption (e.g., MTP Shares of VMTP Shares), refinancing risk will increase. To the extent that the Funds issue preferred shares with a put feature (e.g., VRDP Shares), the Fund is subject is subject to refinancing risk if holders exercise their put rights. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a term redemption date of MTP Shares or VMTP Shares or upon the exercise of put rights by holders of VRDP Shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time. See also “Multiple Series Risk.”

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The amount of fees paid to the Adviser for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

The Acquiring Fund’s policy of generally investing in bonds that are exempt from the federal AMT applicable to individuals may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund’s ability to optimally diversify its portfolio.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011. If enacted in its proposed form, this Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from a Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by a Fund. The likelihood of the Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of this Act on their investment in a Fund.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to preferred shareholders may decline.

Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See “—Counterparty Risk” and “—Hedging Risk” in the Reorganization SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser.    Each Fund is dependent upon services and resources provided by the Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on the Adviser and Nuveen Investments, see “Proposal No. 1—Comparison of the Acquiring Fund and Each Acquired Fund—Investment Adviser” and “Investment Adviser and Sub-Adviser” in the Reorganization SAI.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of municipal closed-end funds, including the Reorganizations with respect to the Acquiring Fund and each Acquired Fund. As noted above, the Acquiring Fund and each Acquired Fund have similar investment objectives and policies and substantially similar portfolio compositions. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will enhance the secondary trading market for common shares of the Funds and will result in lower operating expenses per common share (excluding the cost of leverage) as a result of the increased size of the combined fund. The closing of each Reorganization is contingent upon the closing of all Reorganizations. Each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to preferred shares. Because the closing of the Reorganizations is contingent on both Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the Reorganizations are not consummated, the Board of each Fund may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone funds.

Terms of the Reorganizations

General.    With respect to the Reorganizations, the Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix A, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share and newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund; and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund VRDP Shares received by each Acquired Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Acquired Fund will receive the same number of Acquiring Fund VRDP Shares having substantially similar terms as the outstanding preferred shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganization. The aggregate liquidation preference of the Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held immediately prior to the Reorganization. Preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including the Acquiring Fund preferred shares to be issued in the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares, as to the payment of dividends and distribution of assets in the event of the Acquiring Fund’s liquidation.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Acquired Fund would be combined, and the shareholders of each Acquired Fund would become shareholders of the Acquiring Fund. The closing date is expected to be the close of business on or about         , 20    or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Acquired Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company.

The aggregate net asset value of Acquiring Fund common shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Date (as such term is defined below), the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. See “Proposal No. 1—Information About the Reorganizations—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be issued in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Acquired Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund common shares previously held by the shareholder and exchanged therefor, provided the Acquired Fund shares exchanged therefor were held as capital assets. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Acquired Funds individually.

Following the Reorganizations, each preferred shareholder of an Acquired Fund would own the same number of Acquiring Fund VRDP Shares as the VRDP Shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date, with substantially similar terms, as of the time of the closing of the Reorganizations, to the Acquired Fund preferred shares for which they were exchanged. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares for matters to be voted on as a single class than they held in the Acquiring Fund or Acquired Fund individually.

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of an Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of an Acquired Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of an Acquired Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund preferred shares.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, each Acquired Fund that has undistributed net investment income on undistributed net capital gains is required to declare a distribution, which, together with all previous dividends have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income. Consequently, Acquired Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Acquired Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations, if any.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Acquired Funds’ shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement/Prospectus, (b) the Funds’ receipt of an opinion substantially to the effect that each Reorganization will qualify as a reorganization under the Code (See “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to outstanding preferred shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that the Reorganizations would be in the best interests of the applicable Funds and that the interests of the existing shareholders of the Funds would not be diluted with respect to net asset value as a result of the Reorganizations. The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on June 21, 2012 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower operating expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar. The Boards noted that each Fund is a diversified fund that invests primarily in municipal securities and other related investments the income from which is exempt from regular federal income tax and, with respect to the Acquiring Fund, from the federal AMT. Each Fund also emphasizes investments in investment grade municipal securities. The Boards considered that the portfolio composition of each Fund is similar and considered the impact of the applicable Reorganization on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar. However, the Acquiring Fund’s policy of generally investing in bonds that are exempt from the federal AMT applicable to individuals may prevent such Fund from investing in certain kinds of bonds.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser and sub-adviser and that the portfolio manager for the Acquiring Fund and Premier Opportunity would continue to manage the Acquiring Fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser and sub-adviser; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Operating Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate (as a percentage of average daily Managed Assets) and net operating expenses per common share (excluding the costs of leverage) of the combined fund would be lower than that of the Acquiring and Acquired Funds prior to the Reorganizations. It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards noted the Adviser’s position that the greater asset size of the Acquiring Fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered that the Acquiring Fund’s greater market liquidity after the Reorganizations may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, Acquired Fund common shareholders may experience improved secondary market trading after the Reorganizations because the Acquiring Fund’s policy of investing primarily in municipal securities exempt from the federal AMT applicable to individuals, which is not currently in place with respect to the Acquired Funds, may appeal to a broader group of investors.

Anticipated Tax-Free Reorganizations.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs between the Acquiring Fund and each Acquired Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time and that preferred shareholders are not expected to bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of an Acquired Fund would own common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares as of the Valuation Date. No fractional common shares of the Acquiring Fund, however, will be issued to shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash.

With respect to preferred shareholders of the Acquired Funds, preferred shareholders of each Acquired Fund will receive the same number of Acquiring Fund VRDP Shares having substantially similar terms as the outstanding preferred shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganizations. The aggregate liquidation preference of the

Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held immediately prior to the Reorganization.

Effect on Shareholder Rights.    The Boards considered that Premier Opportunity is organized as a Minnesota corporation and that the Acquiring Fund and Premium Opportunity are each organized as Massachusetts business trusts. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Funds as separate funds in the Nuveen complex.

Conclusion.    The Boards, including the Independent Board Members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the Acquiring Fund and respective Acquired Fund and that the interests of existing shareholders of the Funds will not be diluted with respect to net asset value as a result of the Reorganizations.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2012, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.0107 common shares of the Acquiring Fund issued for each common share of Premier Opportunity and a pro forma exchange ratio of approximately 0.9371 common shares of the Acquiring Fund issued for each common share of Premium Opportunity. If the Reorganizations are consummated, the actual exchange ratio may vary.

	Acquiring Fund	Premier Opportunity	Premium Opportunity	Pro Forma Adjustments		Combined Fund Pro Forma(1)
MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value; 8,300,000 shares outstanding for Acquiring Fund and Combined Fund Pro Forma	$83,000,000	$—	$—		$—	$83,000.000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 676 shares outstanding for Acquiring Fund and Combined Fund Pro Forma	$67,600,000	$—	$—		$—	$67,600,000

Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 1,309 shares outstanding for Premier Opportunity, 2,190 shares outstanding for Premium Opportunity and 3,499 shares outstanding for Combined Fund Pro Forma	$—	$130,900,000	$219,000,000	$		$349,900,000

	Acquiring Fund	Premier Opportunity	Premium Opportunity	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 22,241,117 shares outstanding for Acquiring Fund; 19,517,334 shares outstanding for Premier Opportunity; 37,353,512 shares outstanding for Premium Opportunity; and 76,970,179 shares outstanding for Combined Fund Pro Forma	$222,411	$195,173	$373,535	$(21,417	)(2)	$769,702
Paid-in surplus	315,016,140	271,519,998	499,231,874	(883,583	)(3)	1,084,884,429
Undistributed (Over-distribution of) net investment income	4,245,611	3,973,757	7,035,665	(9,605,068	)(4)	5,649,965
Accumulated net realized gain (loss) from investments and derivative transactions	(8,310,102)	(2,039,176)	(19,074,800)	—		(29,424,078)
Net unrealized appreciation (depreciation) of investments and derivative transactions	27,107,829	29,804,592	50,797,513	—		107,709,934

Net assets attributable to common shares	$338,281,889	$303,454,344	$538,363,787	$(10,510,068)		$1,169,589,952

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.21	$15.55	$14.41			$15.20

Authorized shares:
Common	Unlimited	200,000,000	Unlimited			Unlimited
Preferred	Unlimited	1,000,000	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of April 30, 2012, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about , 2012, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 19,726,276 Acquiring Fund common shares in exchange for the net assets of Premier Opportunity and 35,002,786 Acquiring Fund common shares in exchange for the net assets of Premium Opportunity. These numbers are based on the net asset value of the Acquiring Fund and Acquired Funds as of April 30, 2012, adjusted for estimated Reorganization costs, the effect of the required sale of securities and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $905,000, which will be borne by the common shareholders of the Acquiring Fund, Premier Opportunity and Premium Opportunity in the amounts of $320,000, $45,000 and $540,000, respectively.
(4)	Figures assume Premier Opportunity and Premium Opportunity make net investment income distributions of $3,661,389 and $5,943,679, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $905,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations and will be paid out of such Fund’s net assets. These estimated expenses will be borne by the Acquiring Fund, Premier Opportunity and Premium Opportunity in the amounts of $320,000, $45,000 and $540,000, respectively. Preferred shareholders of the Funds are not expected to bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[            ] per Fund plus reasonable expenses, which is included in the estimate above.

Reorganization expenses have been or will be expensed prior to the Closing Date. Management of the Funds expects that increased common net earnings resulting from reduced operating expenses (excluding costs of leverage) due to economies of scale should allow the recovery of the projected costs of each Reorganization within approximately [            ] after the Closing Date with respect to each Fund. In addition, management of the Funds expects that additional benefits to common shareholders may arise as a result of the Reorganizations by virtue of changes in the embedded yield, increased flexibility in managing leverage costs and potential distribution increases.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Premium Opportunity, shareholders of the Acquiring Fund and Premium Opportunity do not have dissenters’ rights of appraisal with respect to each Fund’s Reorganization.

Under Minnesota law, shareholders of Premier Opportunity generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of Premier Opportunity are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of Premier Opportunity, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, followed by the distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

In addition, [            ], as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VRDP Shares received in the Reorganizations by the holders of the VRDP Shares of the Acquired Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders who elect dissenters’ rights, (2) the effect of a Reorganization on (A) an Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (B) an Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If an Acquired Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Acquired Fund shares surrendered therefor if such Acquired Fund Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the date of its Reorganization, each Acquired Fund will declare a distribution to its common shareholders, which together with all previous distributions to preferred and common shareholders, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the date of its Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquired Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Acquired Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of April 30, 2012, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Premier Opportunity	Premium Opportunity
Capital loss carryforwards	$5,915,863	$1,240,117	$3,731,586

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Premier Opportunity	Premium Opportunity
Expiration Date:
October 31, 2013	$3,824,358	$—	$—
October 31, 2015	$174,026	$—	$—
October 31, 2016	$1,917,479	$1,240,117	$3,274,999
October 31, 2017	$—	$—	$456,587

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, the shareholders of an Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of an Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Acquired Fund’s common shares and preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquired Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Each Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Acquiring Fund’s common shares and the preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Preferred shareholders (other than holders of MTP Shares of the Acquiring Fund who are being solicited through this Joint Proxy Statement/Prospectus) are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations and the issuance of additional common shares of the Acquiring Fund. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the Funds’ preferred shareholders would be materially adversely affected by the Reorganizations, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the Acquiring Fund VRDP Shares issued pursuant to a Reorganization is slightly more or less than the asset coverage with respect to the shares of Acquired Fund VRDP Shares for which they are exchanged). Each Fund is seeking approval of the Agreement by the holders of that Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of both Reorganizations. In order for the Reorganizations to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to preferred shares. Because the closing of the

Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, if one or more of the other Funds do not obtain their requisite shareholder approvals or satisfy their closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. VMTP Shares and VRDP Shares are issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for a Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of such Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares To Be Issued by the Acquiring Fund; Comparison to Acquired Funds

General

As a general matter, the common shares of the Acquiring Fund and each Acquired Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon liquidation with respect to their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust, as amended (the “Acquiring Fund Declaration of Trust”), are substantially similar to the provisions of each Acquired Fund’s declaration of trust or articles of incorporation, as applicable, and each contain, among other things, similar super-majority voting provisions, as described under “Additional Information about the Funds—Certain Provisions in the Acquiring Fund’s Declaration of Trust”. The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page iv.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares at the Closing Date to the common shareholders of each Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Acquired Fund (net of the liquidation preference and accumulated and unpaid dividends of any Acquired Fund preferred shares) that are transferred in the Reorganization, in each case as of the Valuation Date.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to common shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, common shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and “Tax Matters” in the Reorganization SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the Acquiring Fund’s dividend reinvestment plan (the “Plan”) are identical to the terms of each Acquired Fund’s dividend reinvestment plan. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following table sets forth the high and low sales prices for each Fund’s common shares as reported on the consolidated transaction reporting system for the periods indicated.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
July 2012	$15.59	$14.72	$15.55	$15.18	0.39%	-3.22%
April 2012	$15.19	$14.13	$15.29	$15.06	-0.33%	-6.36%
January 2012	$14.98	$13.95	$15.28	$14.76	-1.49%	-6.02%
October 2011	$14.24	$13.00	$14.91	$14.55	-3.89%	-11.86%
July 2011	$13.89	$13.28	$14.52	$14.07	-3.76%	-7.28%
April 2011	$13.40	$12.84	$14.06	$13.48	-3.48%	-7.36%
January 2011	$15.00	$12.49	$14.98	$13.28	0.20%	-7.69%
October 2010	$15.62	$14.72	$15.22	$14.84	4.10%	-2.32%
July 2010	$15.40	$14.35	$14.83	$14.58	3.84%	-2.58%
April 2010	$14.86	$14.02	$14.68	$14.47	1.64%	-3.58%
January 2010	$14.21	$13.20	$14.61	$14.30	-2.13%	-7.95%

	Premier Opportunity
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
July 2012	$16.15	$15.26	$16.05	$15.56	2.24%	-2.86%
April 2012	$16.66	$14.64	$15.62	$15.30	6.66%	-4.63%
January 2012	$16.55	$14.28	$15.62	$14.69	7.77%	-3.58%
October 2011	$15.54	$13.25	$15.01	$14.48	4.73%	-10.17%
July 2011	$14.99	$13.69	$14.43	$13.88	5.69%	-5.13%
April 2011	$14.67	$12.99	$13.88	$13.36	6.36%	-3.63%
January 2011	$15.54	$12.64	$15.01	$13.24	3.60%	-7.63%
October 2010	$15.87	$15.13	$15.26	$14.81	5.25%	0.20%
July 2010	$15.40	$14.30	$14.81	$14.52	3.98%	-2.85%
April 2010	$14.80	$13.77	$14.71	$14.47	0.95%	-5.27%
January 2010	$14.37	$13.03	$14.64	$14.30	-1.10%	-9.01%

	Premium Opportunity
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
July 2012	$14.77	$13.80	$14.93	$14.42	0.96%	-5.48%
April 2012	$14.15	$13.09	$14.47	$14.15	-1.53%	-7.69%
January 2012	$14.07	$12.84	$14.44	$13.48	-0.65%	-5.80%
October 2011	$13.03	$11.91	$13.79	$13.21	-4.68%	-11.66%
July 2011	$12.50	$11.78	$13.16	$12.56	-4.29%	-7.60%
April 2011	$11.81	$11.44	$12.56	$12.00	-3.75%	-7.24%
January 2011	$13.41	$11.06	$13.53	$11.87	-0.81%	-8.95%
October 2010	$13.71	$13.04	$13.72	$13.34	0.44%	-4.12%
July 2010	$13.11	$12.52	$13.35	$13.12	-1.65%	-6.01%
April 2010	$12.83	$12.20	$13.23	$13.04	-1.92%	-6.87%
January 2010	$12.67	$11.77	$13.15	$12.87	-3.21%	-8.55%

On             , 2012, the closing sale prices of the Acquiring Fund, Premier Opportunity and Premium Opportunity common shares were $            , $            and $            , respectively. These prices represent a [discount] to net asset value of the Acquiring Fund of             % and a [premium] to net asset value of Premier Opportunity and Premium Opportunity of             % and             %, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of VRDP Shares To Be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to each Reorganization will be substantially similar, as of the time of the closing of the Reorganizations, to the outstanding VRDP Shares of the Acquired Fund for which they are exchanged. The aggregate liquidation preference of each series of Acquiring Fund VRDP Shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund VRDP Shares held immediately prior to the Reorganization.

The outstanding VRDP Shares of each Acquired Fund had a 30-year mandatory redemption date as of their original issue date, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. VRDP Shares to be issued by the Acquiring Fund will have the same mandatory redemption dates as the Acquired Fund shares exchanged therefor. VRDP shareholders will have the right to give notice on any business day to tender the securities for remarketing in seven days. VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as non-payment of dividends by a Fund, among others. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the VRDP Shares.

VRDP Shares will have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain certain short-term ratings, if a Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase VRDP Shares pursuant to the purchase agreement will run to the benefit of VRDP holders and will be unconditional and irrevocable, and as such the short-term ratings assigned to the VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with each Acquired Fund with an initial term of 364 days to approximately fourteen months, subject to periodic extension by agreement with the Fund. The Acquiring Fund will enter into a Purchase Agreement with a term coinciding with the term of the corresponding Acquired Fund shares exchanged therefor.

Pursuant to a fee agreement with the liquidity provider, the Acquiring Fund will have an obligation to redeem shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The following description is based on relevant provisions of applicable Massachusetts law and the Minnesota Business Corporation Act (the “MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund and Premium Opportunity are each a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Premier Opportunity is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each of the Acquiring Fund and Premium Opportunity contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each of the Acquiring Fund and Premium Opportunity contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund and Premium Opportunity are each governed by its declaration of trust and by-laws. Under each Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund and Premium Opportunity (each a “Massachusetts Fund” and together the “Massachusetts Funds”).

Shareholder Voting.    The declaration of trust of each Massachusetts Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Massachusetts Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Massachusetts Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each Massachusetts Fund provides that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each Massachusetts Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each Massachusetts Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each Massachusetts Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of Premier Opportunity (the “Minnesota Fund”) are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Minnesota Fund’s articles of incorporation contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Minnesota Fund may elect directors at any meeting at which a quorum is present. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The Minnesota Fund’s by-laws state that annual meetings of shareholders are not required and that a special meeting of shareholders may be called by shareholders holding 10% or more of the shares entitled to vote on the matters to be presented at the meeting. The articles of incorporation provide that a director may be removed from office only for cause, and then by a vote of the shareholders holding 66 2/3% of the shares entitled to vote at an election of directors.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each Minnesota Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Minnesota Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Minnesota Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the Minnesota Fund’s articles of incorporation, shareholders of Premier Opportunity have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota Law, shareholders are generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds

General

The Funds have similar investment objectives and policies. The Acquiring Fund’s investment objectives are to provide current income exempt from regular federal income tax and the federal AMT and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Premier Opportunity and Premium Opportunity have identical investment objectives, which are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those municipal securities whose ratings do not, in the Adviser’s or Sub-Adviser’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in the Adviser’s or Sub-Adviser’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). The Adviser or Sub-Adviser may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that the Adviser or Sub-Adviser considers undervalued. The Adviser or Sub-Adviser believes that the prices of these municipal securities should ultimately reflect their true value.

Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. There can be no assurance that a Fund’s attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that a Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common shareholders and preferred shareholders. See “Additional Information About the Funds—Federal Income Tax Matters Associated with Investment in the Funds.”

Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares voting as a single class, and of holders of a majority of the outstanding preferred shares voting as a separate class. For purposes of the Funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities.

Investment Policies

The Acquiring Fund and Acquired Funds have similar investment policies. Under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in portfolio securities that pay interest exempt from regular federal income tax and from the federal AMT. Under normal circumstances, each Acquired Fund will invest at least 80% of its Managed Assets in a portfolio of securities that pay interest exempt from regular federal income tax. The Acquired Funds do not have any policy regarding investments in securities subject to the federal AMT, and may have substantial holdings of securities subject to such tax.

Under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of a Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser or Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “Proposal No. 1—Additional Information About the Investment Policies—Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities.

Each Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “Proposal No. 1—Additional Information About the Investment Policies—Other Investment Companies.”

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer, except that this limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities.

The Acquired Funds are subject to certain fundamental policies that do not apply to, or are different from, the fundamental policies of the Acquiring Fund. In particular, unlike the Acquiring Fund, each of Premier Opportunity and Premium Opportunity may not:

1)	pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the Fund’s fundamental investment policy relating to borrowing for temporary or emergency purposes or for the repurchase of its shares, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

2)	invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

3)	purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

During temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

Portfolio Investments

As used in this Joint Proxy Statement/Prospectus, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. Each Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. Each Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. If the long-term municipal security market is unstable, a Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high-quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. A Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. A Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. Each Fund’s policies on securities ratings only apply when a Fund buys a security, and a Fund is not required to sell securities that have been downgraded. Each Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each Fund seeks to allocate taxable income on temporary investments, if any, proportionately between common shares and preferred shares, based on the percentage of total dividends distributed to each class for that year.

Municipal Securities

General.    The Funds may invest in various municipal securities, including municipal bonds and notes and other securities issued to finance and refinance public projects, and other related securities that provide for the payment of income that is exempt from regular federal income tax.

States, local governments and municipalities issue municipal securities to raise money for public purposes such as building public facilities, refinancing outstanding obligations, and financing internal operating expenses. Municipal securities are generally either general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, or revenue bonds, which may be repaid only from the revenues of a specific facility or source. The Funds also may buy municipal securities that represent interests in lease obligations. These securities carry special risks because the issuer may not be required to appropriate money annually to make payments under the lease. To reduce this risk, the Funds will only buy these securities where the issuer has a strong incentive to continue making appropriations until the municipal security matures. The Funds do not have any limits on investing in lease obligations that do not contain a “non-appropriation” clause. Each Fund may invest no more than 10% of its net assets in municipal securities issued by U.S. possessions or territories, which pay interest exempt from regular federal income tax.

The Funds may buy municipal securities that pay a variable or floating rate of interest that changes with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    Each Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that the Funds invest in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds purchase only municipal securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Funds with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Funds with the right to demand payment, on not more than seven days’ notice, of all or any part of the Funds’ participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue-sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financings generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, each Fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of each Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, a Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common shareholders of each Fund are subject to the risks of leverage primarily in the form of additional common share earnings and net asset value risk, associated with a Fund’s use of financial leverage in the form of preferred shares or inverse floating rate securities.

In an effort to mitigate these risks, each Fund and the Adviser seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. A Fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing common shares. Reducing leverage may require a Fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the Fund. Each Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. Each Fund and the Adviser will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential benefits outweigh the associated risks and costs.

Because the long-term municipal securities in which a Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage may fluctuate with short-term yields, common shareholders bear incremental earnings risk from leverage.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest rate swaps on taxable or tax-exempt indices, forward start interest rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (ACQUIRING FUND SHAREHOLDERS ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE MKT and will issue VRDP Shares. The Acquiring Fund will acquire substantially all of the assets of each Acquired Fund in exchange for newly issued Acquiring Fund common shares and Acquiring Fund VRDP Shares and the assumption of substantially all of the liabilities of each Acquired Fund. Each Acquired Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund VRDP Shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined Fund.

The aggregate net asset value of Acquiring Fund common shares received by an Acquired Fund in each Reorganization will equal the aggregate net asset value of the Acquired Fund’s common shares outstanding, in each case as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Acquired Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of each series of Acquiring Fund VRDP Shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund’s VRDP Shares held immediately prior to the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. As a result of the Reorganizations, common shareholders of the Acquiring Fund will hold a smaller percentage of the outstanding voting shares of the combined fund. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE MKT rules require such approval. Further, the Statements of Preferences for the Acquiring Fund’s MTP Shares and VMTP Shares provide that the Acquiring Fund’s preferred shareholders generally have a right to vote along with common shareholders on all matters submitted to a vote of shareholders of the Acquiring Fund.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Holders of preferred shares of the Acquiring Fund, voting as a separate class, are entitled to elect two of the Fund’s directors. In addition, the holders of at least two-thirds of the common shares and preferred shares, voting together as a single class, except as described below, must vote to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of the Acquiring Fund believes that the provisions of the Acquiring Fund Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration of Trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-laws require the Board be divided into three classes with staggered terms. See the Reorganization SAI under “Management of the Funds.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Acquiring Fund Declaration of Trust and By-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund Declaration of Trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. Neither the Acquiring Fund nor any of the Acquired Funds can assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when a Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including MTP, VMTP and VRDP Shares.

If a Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including MTP, VMTP and VRDP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund MTP Shares

General

The Acquiring Fund currently has outstanding 8,300,000 MTP Shares, with a $10.00 liquidation preference per share, which will remain outstanding following the completion of the Reorganizations. Proceeds from the issuance of the MTP Shares, net of offering expenses, were used to redeem all of the Acquiring Fund’s outstanding auction rate preferred shares.

Dividends

The holders of the MTP Shares are entitled to receive cumulative cash dividends and distributions on such shares when, as and if declared by, or under authority granted by, the Acquiring Fund’s Board. Dividends on the MTP Shares will be payable monthly based on the fixed dividend rate set forth in the [            ].

Redemption

The MTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the MTP Shares on [            ], unless earlier redeemed or

repurchased by the Acquiring Fund, at a redemption price equal to the liquidation preference per share ($10.00) plus an amount equal to accumulated but unpaid dividends thereon. The MTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price equal to the liquidation preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the optional redemption date (whether or not earned by the Acquiring Fund, but excluding interest thereon). In the event the Acquiring Fund fails to comply with its effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to regain compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the Statement Establishing and Fixing the Rights and Preferences of the MTP Shares, or as otherwise required by applicable law, (i) each holder of MTP Shares is entitled to one vote for each MTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of the MTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including MTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including MTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

The holders of the MTP Shares, as a separate class, have voting and consent rights with respect to actions that would adversely affect any preference, right or power of the MTP Shares or the holders of the MTP Shares. The holders of the MTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the MTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The MTP Shares are senior securities in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The MTP Shares have equal priority as to payments of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including outstanding VMTP Shares and the VRDP Shares to be issued in connection with the Reorganizations.

Description of Outstanding Acquiring Fund VMTP Shares

General

The Acquiring Fund currently has outstanding 676 VMTP Shares, par value $0.01 per share, with a total liquidation value of $67,600,000, which will remain outstanding following the completion of the Reorganizations. The VMTP Shares were offered and sold by the Acquiring Fund to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, with all proceeds, net of offering expenses, used to redeem the Acquiring Fund’s outstanding auction rate preferred securities.

Dividends

Holders of VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares.

Redemption

VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the VMTP Shares on August 1, 2014, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends. VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund Declaration of Trust, the Statement Establishing and Fixing the Rights and Preferences of the VMTP Shares, or as otherwise required by applicable law, (i) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to actions that would adversely affect any preference, right or power of the VMTP Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the purchase agreement for the VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The VMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including outstanding MTP Shares and the VRDP Shares to be issued in the Reorganizations.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent with respect to the common shares is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of each Fund to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Funds.

Each Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, each Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, each Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Funds primarily invest in municipal securities, the income from which is exempt from regular federal income tax. Thus, substantially all of a Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund, however, attempts to limit income subject to the federal alternative minimum tax applicable to individuals. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011. If enacted in its proposed form, this Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from a Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by a Fund. The likelihood of the Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of this Act on their investment in a Fund.

In addition to exempt-interest dividends, a Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, certain individuals, estates and trusts will be subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Each Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, each Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. Each Fund may retain for investment some (or all) of its net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, each Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund during the year.

Dividends declared by a Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2012 and an additional 3.8% Medicare tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to capital gain distributions for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such accrued income, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

Each Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Fund) that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

Each Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value per common share, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Reorganization will be passed upon by [            ], [            ,             ].

Experts

The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the year ended October 31, 2011 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Acquired Funds. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Acquired Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information, of each Fund as of             , 2012.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares
Preferred shares
Premier Opportunity:
Common shares
Preferred shares
Premium Opportunity:
Common shares
Preferred shares

The common shares of the Acquiring Fund are listed and trade on the NYSE MKT under the ticker symbol NEA. The common shares of Premier Opportunity and Premium Opportunity are listed and trade on the NYSE under the ticker NIF and NPX, respectively. The Acquiring Fund’s MTP Shares are listed on the NYSE under the ticker symbol NEA PRC. The other preferred shares are not listed on any exchange.

Shareholders of the Acquiring Fund and the Acquired Funds

As of             , 2012, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding shares common shares and less than 1% of the total outstanding preferred shares of that Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information with respect to holdings of common shares and MTP Shares is based on Schedule 13G filings and amendments made on or before             , 2012.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Acquiring Fund—Common Shares
Acquiring Fund—MTP Shares
Premier Opportunity—Common Shares
Premium Opportunity—Common Shares

VRDP and VMTP Shares are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP and VMTP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP or VMTP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP and VMTP Shares exceeding 5% of the outstanding VRDP or VMTP Shares of one or more Funds. Information with respect to aggregate holdings of VRDP and VMTP Shares associated with fund complexes identified by the remarketing agents (number of VRDP and VMTP Shares and percentage of total outstanding) is as follows: Acquiring Fund: (            shares (            %)); Premier Opportunity: (            shares (            %)); and Premium Opportunity: (            shares (            %)).

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Acquired Funds.”

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2013 annual meeting of shareholders of the Funds, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than             , 2013. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund no later than             , 2013 or prior to             , 2013. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Acquired Funds will cease to exist and will not hold their 2013 annual meeting. If the Reorganizations are not approved or are not consummated, the Acquired Funds will hold their 2013 annual meeting of shareholders, expected to be held in November 2013.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is October 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on             , 2012

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Special Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals other than the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

                , 2012

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of            , 2012 by and among Nuveen AMT-Free Municipal Income Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen Premier Municipal Opportunity Fund, Inc., a Minnesota corporation (“Premier Opportunity” or an “Acquired Fund”), and Nuveen Premium Income Municipal Opportunity Fund, a Massachusetts business trust (“Premium Opportunity” or an “Acquired Fund” and together with Premier Opportunity, the “Acquired Funds” ). The Acquiring Fund and each Acquired Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Acquired Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VRDP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares to the holders of common shares and VRDP Shares of the Acquired Fund, respectively, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Acquired Fund (each, an “Acquired Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Acquired Fund and that the interests of the existing shareholders of such Acquired Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF

EACH ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF EACH

ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Acquired Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund VRDP Shares as the number of VRDP Shares of the Acquired Fund outstanding immediately prior to the Closing Date (less any VRDP Shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised) and having substantially similar terms to such Acquired Fund VRDP Shares as of the Closing Date, and (ii) to assume substantially all of the liabilities of such Acquired Fund, if any, as set forth in Section 1.3. The Acquiring Fund VRDP Shares to be issued to the Acquired Funds in multiple series, as set forth in Exhibit A hereto, shall: (i) have equal priority with each other and with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the Acquiring Fund Common Shares. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing” and together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Acquired Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Valuation Time, except that the Acquired Fund shall retain assets sufficient to pay the preferred share dividend as set forth in Section 1.4 and the dividend set forth in Section 8.5, and with respect to Premier Opportunity (the “MN Acquired Fund”), all liabilities (whether absolute, accrued, contingent or otherwise) as such Acquired Fund Board or its officers reasonably expect to exist against the MN Acquired Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. Each Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of each Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require any Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of such Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible on or before the Closing Date, except the dividend set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of an Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend set forth in Section 1.4 or the dividend set forth in Section 8.5, or with respect to the exercise of Dissenters’ Rights by shareholders of the MN Acquired Fund.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the preferred shares of each Acquired Fund up to and including the day before the Closing Date (as such term is defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund VRDP Shares shall accumulate from and including the Closing Date. Prior to the Closing Date, each Acquired Fund shall declare all accumulated but unpaid dividends on its Acquired Fund VRDP Shares up to and including the day before the Closing Date, such dividends shall be paid on the Closing Date to holders thereof on the day immediately preceding the Closing Date. Each Acquired Fund shall retain assets in an amount sufficient to pay the dividend declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the Valuation Time, as such term is defined in Section 2.1 (the “Acquired Fund Common Shareholders”), all of the Acquiring Fund Common Shares received by such Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record, determined as of the Valuation Time, other than such holders of VRDP Shares of the MN Acquired Fund who have properly exercised Dissenters’ Rights with respect to the Reorganization (“Acquired Fund Preferred Shareholders” and, collectively with each Acquired Fund Common Shareholders, the “Acquired Fund Shareholders”), one share of Acquiring Fund VRDP Shares received by such Acquired Fund (together with any Interim Dividends) in exchange for each Acquired Fund VRDP Share held by such preferred shareholders of such Acquired Fund immediately prior to its respective Reorganization; and (b) each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and representing, in the case of an

Acquired Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Acquired Fund and in the case of an Acquired Fund Preferred Shareholder, a number of Acquiring Fund VRDP Shares received by such Acquired Fund equal to the number of Acquired Fund VRDP Shares held by such shareholder immediately prior to the Closing Date (as set forth above), and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Acquired Fund, including, without limitation, any VRDP Shares with respect to which Dissenters’ Rights have been properly exercised, will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to each Acquired Fund, in an amount computed in the manner set forth in this Agreement, to be distributed to Acquired Fund Shareholders.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of an Acquired Fund’s common shares or preferred shares on the books of such Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of each Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Acquired Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the

Acquired Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Acquired Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund preferred shares.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for an Acquired Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Acquired Fund that are assumed by the Acquiring Fund) determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after each Acquired Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of holders of all such fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time, either: (a) the exchange on which shares of a Fund are listed or another primary exchange on which the portfolio securities of the Acquiring Fund or an Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on                 , 2012 or such other date as the parties may agree (each a “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 8:00 a.m. Central time. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Acquired Fund shall cause State Street, as custodian for such Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AGENT.

(a)        With respect to its common shares, each Acquired Fund shall cause State Street, as transfer agent, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of such Acquired Fund, and the number and percentage ownership of outstanding common shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. With respect to its VRDP Shares, each Acquired Fund shall cause The Bank of New York Mellon, as tender and paying agent, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Acquired Fund, and the number and percentage ownership of outstanding VRDP Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street and The Bank of New York Mellon in their capacities as transfer agent with respect to common shares and tender and paying agent with respect to VRDP Shares, respectively, to issue and deliver to each Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH ACQUIRED FUND.    Each Acquired Fund represents and warrants as follows:

(a)        The Acquired Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)        The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in violation of any provision of the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“VRDP Statement”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Acquired Fund as of October 31, 2011, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Acquired Fund as of April 30, 2012, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of April 30, 2012, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsections (f) and (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsections (f) and (g) above. To the best of the

Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j)        The authorized capital of the Acquired Fund consists of the shares set forth in Exhibit B. All issued and outstanding shares of the Acquired Fund are duly and validly issued, fully paid and non-assessable by the Acquired Fund (recognizing that, with respect to Premium Opportunity, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund under Massachusetts law). All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with its Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“MTP Statement”), Statement Establishing and Fixing the Rights and Preferences of the Variable Rate MuniFund Term Preferred Shares (the “VMTP Statement”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2012 have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to each Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2012, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsections (e) and (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition,

assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsections (e) and (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to each Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Acquired Fund will call a meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganizations and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to each Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Controller and its Chief Administrative Officer or Vice President, in form and substance satisfactory to each Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as each Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Controller and its Chief Administrative Officer or Vice

President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Fund.

7.3        On or immediately prior to the Closing Date, each Acquired Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Acquired Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with applicable law and the provisions of each Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, VRDP Statement and By-Laws. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchanges and the provisions of the Acquiring Fund’s Declaration of Trust, MTP Statement, VMTP Statement and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the

Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Acquired Fund as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Articles, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of the Agreement by the Fund, did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, MTP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, MTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent on matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of [            ].

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Premium Opportunity has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Premier Opportunity has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(c)        Each Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Acquired Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Acquired Fund, the execution and delivery of the Agreement by the Acquired Fund, did not, and the consummation by the Acquired Fund of the transactions contemplated herein will not, violate the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, VRDP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, VRDP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts or the State of Minnesota, Vedder Price P.C. may rely on the opinion of [                ] or [                ], respectively.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund followed by the distribution to Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Acquired Fund Shareholders solely in exchange for such shareholders’ common and preferred shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the federal income tax consequence of payments to preferred shareholders of the MN Acquired Fund who elect Dissenters’ Rights, (2) the effect of the Reorganizations on (A) each Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Acquired Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VRDP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of [                ] with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from Moody’s Investors Service, Inc., Fitch, Inc. or Standard & Poor’s Ratings Services, as applicable, that (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund MTP Shares and VMTP Shares and (b) the Acquiring Fund VRDP Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the Acquired Fund Preferred Shares exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations and each Fund shall have accrued such expenses and liabilities on or before the Closing Date. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by the Acquiring Fund Board or an Acquired Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or an Acquired Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganizations.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Acquired Fund Board, any Acquired Fund, the Acquiring Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to each Fund organized as a Massachusetts business trust, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of any Fund personally, but shall bind only the fund property of the respective Fund, as provided in each Fund’s Declaration, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property of the respective Fund as provided in each Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single Agreement is for administrative convenience only and shall constitute a separate agreement between each Acquired Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Acquired Fund	Acquired Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Premier Opportunity	VRDP Shares, Series 1 $100,000 liquidation value per share Maturity: December 1, 2040	VRDP Shares, Series 1 $100,000 liquidation value per share Maturity: December 1, 2040

Premium Opportunity	VRDP Shares, Series 2 $100,000 liquidation value per share Mandatory Redemption Date: June 1, 2040	VRDP Shares, Series 2 $100,000 liquidation value per share Mandatory Redemption Date: June 1, 2040

EXHIBIT B

CAPITALIZATION OF ACQUIRED FUNDS

Acquired Fund	Authorized Common Shares	Authorized Preferred Shares
Premier Opportunity	200,000,000	1,000,000

Premium Opportunity	Unlimited	Unlimited

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Fund.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of October 31, 2011, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data for the six months ended April 30, 2012, which is unaudited and appears in the Fund’s 2012 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended October 31,
Per Share Operating Performance	2012(f)	2011	2010	2009	2008	2007	2006	2005	2004	2003(g)
Beginning Common Share Net Asset Value	$14.70	$14.98	$14.42	$12.37	$14.71	$14.93	$14.56	$14.75	$14.54	$14.33
Investment Operations:
Net Investment Income (Loss)	0.40	0.84	0.87	0.98	0.95	0.97	0.97	0.97	0.99	0.82
Net Realized/Unrealized Gain (Loss)	0.53	(0.29)	0.52	1.86	(2.31)	(0.21)	0.38	(0.19)	0.21	0.42
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	(0.01)	(0.02)	(0.06)	(0.27)	(0.27)	(0.24)	(0.15)	(0.07)	(0.05)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.93	0.54	1.37	2.78	(1.63)	0.49	1.11	0.63	1.13	1.19

Less Distributions:
Net Investment Income to Common Shareholders	(0.42)	(0.82)	(0.81)	(0.73)	(0.71)	(0.71)	(0.74)	(0.81)	(0.92)	(0.78)
Capital Gains to Common Shareholders	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)	(0.01)	0.00

Total	(0.42)	(0.82)	(0.81)	(0.73)	(0.71)	(0.71)	(0.74)	(0.82)	(0.93)	(0.78)

Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00 **	0.00	0.00	0.00	0.00	0.01	(0.20)
Ending Common Share Net Asset Value	$15.21	$14.70	$14.98	$14.42	$12.37	$14.71	$14.93	$14.56	$14.75	$14.54

Ending Market Value	$14.75	$13.85	$14.95	$13.48	$11.40	$14.30	$14.35	$13.41	$14.91	$14.79
Total Returns:
Based on Market Value(b)	9.58%	(1.60)%	17.27%	25.41%	(15.97)%	4.59%	12.82%	(4.68)%	7.41%	3.87%
Based on Common Share Net Asset Value(b)	6.38%	3.92%	9.76%	23.05%	(11.56)%	3.35%	7.82%	4.33%	8.07%	6.98%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$338,282	$326,909	$333,074	$320,587	$229,075	$272,391	$276,506	$269,614	$273,112	$269,112

	Year Ended October 31,
	2012(f)		2011	2010	2009	2008	2007	2006	2005	2004	2003(g)
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement(c):
Expenses(e)	2.18	%*	2.02%	1.76%	1.24%	1.26%	1.19%	1.19%	1.19%	1.20%	1.12	%*
Net Investment Income (Loss)	5.35	%*	5.86%	5.80%	7.14%	6.27%	6.04%	6.12%	6.06%	6.24%	5.52	%*
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement(c)(d):
Expenses(e)	N/A		2.01%	1.63%	0.99%	0.87%	0.70%	0.69%	0.70%	0.71%	0.65	%*
Net Investment Income (Loss)	N/A		5.87%	5.93%	7.39%	6.66%	6.53%	6.61%	6.55%	6.73%	6.00	%*
Portfolio Turnover Rate	8%		2%	2%	6%	8%	6%	—%	1%	13%	72%
Auction Rate Preferred (ARPS) Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$67,375	$148,750	$132,800	$144,000	$144,000	$144,000	$144,000	$144,000
Liquidation Value Per Share	$—		$—	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$80,374	$78,880	$68,124	$72,290	$73,005	$71,808	$72,415	$71,721
MuniFund Term Preferred (MTP) Shares at End of Period:
Aggregate Amount Outstanding (000)	$83,000		$83,000	$83,000	$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$10.00		$10.00	$10.00	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$32.46		$31.71	$32.15	$—	$—	$—	$—	$—	$—	$—
Ending Market Value Per Share	$10.15		$10.14	$10.14	$—	$—	$—	$—	$—	$—	$—
Average Market Value Per Share	$10.14		$10.08	$10.15 (h)	$—	$—	$—	$—	$—	$—	$—
Variable Rate MuniFund Term Preferred (VMTP) Shares at End of Period:
Aggregate Amount Outstanding (000)	$67,600		$67,600	$—	$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000		$100,000	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$324,623		$317,071	$—	$—	$—	$—	$—	$—	$—	$—
ARPS, MTP and/or VMTP Shares at End of Period
Asset Coverage Per $1 Liquidation Preference	$3.25		$3.17	$3.21	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2012(f)	1.09	%*
2011	0.94
2010	0.67
2009	0.05
2008	0.07
2007	0.02
2006	—
2005	—
2004	—
2003(g)	—
(f)	For the six months ended April 30, 2012. (unaudited)
(g)	For the period November 21, 2002 (commencement of operations) through October 31, 2003.
(h)	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund no longer has a reimbursement agreement with the Adviser.

Acquired Funds

The following financial highlights table is intended to help you understand each Acquired Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of October 31, 2011, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data for the six months ended April 30, 2012, which is unaudited and appears in the Fund’s 2012 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

Premier Opportunity

	Year Ended October 31,
Per Share Operating Performance	2012(f)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning Common Share Net Asset Value	$14.72	$15.01	$14.38	$12.54	$14.90	$15.40	$15.33	$16.00	$15.69	$15.59	$15.55
Investment Operations:
Net Investment Income (Loss)	0.43	0.88	0.96	0.99	0.96	0.97	0.98	1.01	1.03	1.05	1.14
Net Realized/ Unrealized Gain (Loss)	0.85	(0.27)	0.57	1.64	(2.37)	(0.47)	0.25	(0.49)	0.36	0.13	(0.05)
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	(0.01)	(0.03)	(0.06)	(0.31)	(0.29)	(0.25)	(0.16)	(0.08)	(0.07)	(0.11)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00	(0.02)	(0.01)	0.00	0.00	0.00

Total	1.28	0.60	1.50	2.57	(1.72)	0.21	0.96	0.35	1.31	1.11	0.98

	Year Ended October 31,
	2012(f)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Less Distributions:
Net Investment Income to Common Shareholders	(0.45)	(0.89)	(0.87)	(0.73)	(0.64)	(0.71)	(0.79)	(0.93)	(0.98)	(0.98)	(0.94)
Capital Gains to Common Shareholders	0.00	0.00	0.00	0.00	0.00	0.00	(0.10)	(0.09)	(0.02)	(0.03)	0.00

Total	(0.45)	(0.89)	(0.87)	(0.73)	(0.64)	(0.71)	(0.89)	(1.02)	(1.00)	(1.01)	(0.94)

Ending Common Share Net Asset Value	$15.55	$14.72	$15.01	$14.38	$12.54	$14.90	$15.40	$15.33	$16.00	$15.69	$15.59

Ending Market Value	$15.26	$14.26	$15.50	$13.10	$11.19	$13.25	$14.60	$14.40	$15.64	$15.51	$15.33
Total Returns:
Based on Market Value(b)	10.22%	(1.98)%	25.60%	24.07%	(11.12)%	(4.66)%	7.68%	(1.66)%	7.55%	7.84%	6.84%
Based on Common Share Net Asset Value(b)	8.80%	4.40%	10.74%	20.90%	(11.92)%	1.40%	6.46%	2.16%	8.62%	7.28%	6.57%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$303,454	$287,068	$292,018	$279,312	$243,589	$289,400	$299,001	$297,624	$310,666	$303,912	$301,121
Ratios to Average Net Assets Applicable to Common Shares:(c)(d)
Expenses(e)	1.59%*	1.65%	1.20%	1.30%	1.42%	1.38%	1.22%	1.20%	1.21%	1.22%	1.25%
Net Investment Income (Loss)	5.71%*	6.19%	6.56%	7.25%	6.72%	6.41%	6.44%	6.39%	6.53%	6.66%	7.40%
Portfolio Turnover Rate	10%	8%	12%	2%	6%	9%	8%	20%	13%	25%	43%
Auction Rate Preferred (ARPS) Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$130,125	$130,125	$154,950	$161,000	$161,000	$161,000	$161,000	$161,000	$161,000
Liquidation Value Per Share	$—	$—	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—	$—	$81,103	$78,662	$64,301	$69,938	$71,429	$71,215	$73,240	$72,191	$71,158
Variable Rate Demand Preferred (VRDP) Shares at End of Period:
Aggregate Amount Outstanding (000)	$130,900	$130,900	$—	$—	$—	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$331,822	$319,303	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2012(f)	0.55	%*
2011	0.59
2010	0.06
2009	0.07
2008	0.17
2007	0.17
2006	—
2005	—
2004	—
2003	—
2002	—
(f)	For the six months ended April 30, 2012. (unaudited)
*	Annualized.

Premium Opportunity

	Year Ended October 31,
Per Share Operating Performance	2012(f)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning Common Share Net Asset Value	$13.54	$13.53	$12.96	$11.39	$13.73	$14.16	$13.93	$14.45	$14.24	$14.17	$13.94
Investment Operations:
Net Investment Income (Loss)	0.39	0.77	0.78	0.80	0.80	0.86	0.86	0.89	0.93	0.96	0.99
Net Realized/ Unrealized Gain (Loss)	0.85	(0.02)	0.53	1.44	(2.32)	(0.39)	0.28	(0.44)	0.23	0.03	0.16
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	(0.20)	(0.26)	(0.23)	(0.14)	(0.07)	(0.06)	(0.10)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	1.24	0.75	1.31	2.24	(1.72)	0.21	0.91	0.31	1.09	0.93	1.05

Less Distributions:
Net Investment Income to Common Shareholders	(0.37)	(0.74)	(0.74)	(0.67)	(0.62)	(0.64)	(0.68)	(0.83)	(0.88)	(0.86)	(0.82)
Capital Gains to Common Shareholders	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	(0.37)	(0.74)	(0.74)	(0.67)	(0.62)	(0.64)	(0.68)	(0.83)	(0.88)	(0.86)	(0.82)

Ending Common Share Net Asset Value	$14.41	$13.54	$13.53	$12.96	$11.39	$13.73	$14.16	$13.93	$14.45	$14.24	$14.17

Ending Market Value	$13.76	$12.83	$13.40	$11.86	$9.56	$12.18	$13.03	$12.83	$14.11	$14.12	$13.77
Total Returns:
Based on Market Value(b)	10.19%	1.75%	19.70%	31.78%	(17.17)%	(1.77)%	7.11%	(3.32)%	6.42%	8.84%	6.32%
Based on Common Share Net Asset Value(b)	9.26%	6.01%	10.39%	20.15%	(12.98)%	1.55%	6.75%	2.14%	7.89%	6.70%	7.83%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$538,364	$505,766	$505,332	$484,069	$425,557	$513,021	$528,984	$520,508	$539,697	$530,975	$527,800
Ratios to Average Net Assets Applicable to Common Shares:(c)(d)
Expenses(e)	1.66%*	1.80%	1.82%	1.98%	2.13%	1.76%	1.16%	1.16%	1.16%	1.17%	1.20%
Net Investment Income (Loss)	5.58%*	5.99%	5.87%	6.56%	6.12%	6.19%	6.14%	6.20%	6.52%	6.68%	7.13%
Portfolio Turnover Rate	9%	20%	10%	7%	8%	5%	15%	23%	14%	31%	26%

	Year Ended October 31,
	2012(f)	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Auction Rate Preferred (ARPS) Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$268,900	$268,900	$268,900	$268,900	$268,900	$268,900
Liquidation Value Per Share	$—	$—	$—	$—	$—	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—	$—	$—	$—	$—	$72,696	$74,180	$73,392	$75,176	$74,365	$74,070
Variable Rate Demand Preferred (VRDP) Shares at End of Period:
Aggregate Amount Outstanding (000)	$219,000	$219,000	$219,000	$219,000	$219,000	$—	$—	$—	$—	$—	$—
Liquidation Value Per Share	$100,000	$100,000	$100,000	$100,000	$100,000	$—	$—	$—	$—	$—	$—
Asset Coverage Per Share	$345,828	$330,943	$330,745	$321,036	$294,318	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2012(f)	0.65	%*
2011	0.77
2010	0.59
2009	0.89
2008	0.88
2007	0.60
2006	—
2005	—
2004	—
2003	—
2002	—
(f)	For the six months ended April 30, 2012. (unaudited)
*	Annualized.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                           CEF-0912

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Premier Municipal Opportunity Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premier Municipal Opportunity Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at   :00   .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Premier Municipal Opportunity Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premier Municipal Opportunity Fund, Inc.

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at https://www.proxy-direct.com/nuv-

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premier Municipal Opportunity Fund, Inc. (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Premium Income Municipal Opportunity Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premium Income Municipal Opportunity Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at   :00   .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Premium Income Municipal Opportunity Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premium Income Municipal Opportunity Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at https://www.proxy-direct.com/nuv-

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premium Income Municipal Opportunity Fund (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN AMT-FREE MUNICIPAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen AMT-Free Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen AMT-Free Municipal Income Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at   :00   .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen AMT-Free Municipal Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen AMT-Free Municipal Income Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at https://www.proxy-direct.com/nuv-

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN

1.

To approve the issuance of additional common shares in connection with the reorganization of each of Nuveen Premier Municipal Opportunity Fund, Inc. and Nuveen Premium Income Municipal Opportunity Fund into Nuveen AMT-Free Municipal Income Fund pursuant to the Agreement and Plan of Reorganization.

		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

PREFERRED SHARES	NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Premier Municipal Opportunity Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premier Municipal Opportunity Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at   :00   .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Premier Municipal Opportunity Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premier Municipal Opportunity Fund, Inc.

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at https://www.proxy-direct.com/nuv-

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premier Municipal Opportunity Fund, Inc. (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

PREFERRED SHARES	NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Premium Income Municipal Opportunity Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premium Income Municipal Opportunity Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at   :00   .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Premium Income Municipal Opportunity Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premium Income Municipal Opportunity Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at https://www.proxy-direct.com/nuv-

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premium Income Municipal Opportunity Fund (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

PREFERRED SHARES	NUVEEN AMT-FREE MUNICIPAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen AMT-Free Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen AMT-Free Municipal Income Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at   :00   .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen AMT-Free Municipal Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen AMT-Free Municipal Income Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at https://www.proxy-direct.com/nuv-

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premier Municipal Opportunity Fund, Inc. and Nuveen Premium Income Municipal Opportunity Fund (each, an “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of each Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law (each, a “Reorganization”).

		☐	☐	☐

2.	To approve the issuance of additional common shares in connection with each Reorganization pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[CFS Doc Code]

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF) AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

(each, an “Acquired Fund” and collectively, the “Acquired Funds”)

AND

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (NEA, NEA PRC)

(the “Acquiring Fund” and, together with the Acquired Funds, the “Funds” and each, a “Fund”)

This Statement of Additional Information is available to shareholders of the Acquired Funds in connection with the proposed reorganizations whereby, with respect to each reorganization, (i) the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange solely for common shares and Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, and (ii) the Acquired Fund would be liquidated, dissolved and terminated in accordance with applicable law (each, a “Reorganization”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated                 , 2012 relating to the proposed Reorganizations of the Acquired Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787, by writing to the Funds or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this Statement of Additional Information. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is dated                 , 2012.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

i

GENERAL

Effective January 2, 2012, the Acquiring Fund changed its name from “Nuveen Insured Tax-Free Advantage Municipal Fund” to “Nuveen AMT-Free Municipal Income Fund.”

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions,” are not fundamental policies and may be changed by a Fund’s Board of Trustees or Board of Directors, as applicable, without the approval of shareholders.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in portfolio securities that pay interest exempt from regular federal income tax and from the federal alternative minimum tax applicable to individuals (“AMT”). Under normal circumstances, each Acquired Fund will invest at least 80% of its Managed Assets in a portfolio of securities that pay interest exempt from regular federal income taxes.

Under normal circumstances, each Fund invests at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Under the new policy, each Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

If a municipal security satisfies the rating requirements described above at the time of purchase, a Fund will not be required to dispose of the security upon downgrade.

Each Fund also may invest up to 15% of its net assets in inverse floating rate securities.

During temporary defensive periods and in order to keep each Fund’s cash fully invested, a Fund may invest up to 100% of its net assets in short-term investments including high-quality, short-term securities that may be either tax exempt or taxable. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax.

A general description of NRSRO (i.e., Moody’s, S&P and Fitch) ratings of municipal securities is set forth in Appendix A to this Statement of Additional Information.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income taxes (and, in the case of the Acquiring Fund, the federal alternative minimum tax applicable to individuals). Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Funds also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Funds with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Funds with the right to demand payment, on not more than seven days’ notice, of all or any part of a Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Funds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Funds to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Funds may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in NAM’s opinion, correlate with the prices of the Funds’ investments. NAM uses derivatives to shorten or lengthen the effective duration of its portfolio securities, and therefore the interest rate risk, of the Funds’ portfolios, and to adjust other aspects of the portfolio’s risk/return profile. The Funds may use these instruments if the Funds deem it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Funds’ net asset value which in turn could reduce yield. The Funds will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of a Fund’s Managed Assets. The Funds will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds will only sell covered futures contracts, which means that the Funds segregate assets equal to the amount of the obligations.

Interest Rate and Total Return Swaps.    The Funds may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Funds and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) local government securities market denominated in that non-U.S. market currency. In a total return swap, the Funds exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Funds usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Funds receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Funds. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Funds’ obligations will be accrued on a daily basis, and the full amount of the Funds’ obligations will be segregated by the Funds.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds would be unfavorably affected.

Credit Default Swaps.    A credit default swap is an agreement between two counterparties, in which one party makes a periodic payment to the other party in exchange for a potential payoff if a third party (the “reference credit”) defaults in the payment of its debt obligations. The Funds may enter into a credit default swap as the first party (or “buyer”) seeking to receive credit protection to hedge a specific portfolio holding. In this example, a counterparty is the provider (or “seller”) of credit protection. Generally, credit default swaps may reference a specific entity or a pool of entities. The settlement of a credit default swap, upon the occurrence of a trigger event, may be accomplished by means of physical delivery of the securities of the reference entity, or a cash payment. Entering into credit default swap agreements involves counterparty risks.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds, the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Funds and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Funds, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading advisor under the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Funds’ policies. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Funds may enter into futures contracts or engage in options transactions. See “Federal Income Tax Matters.”

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Funds may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Interest Rate Transactions.    In order to seek to hedge the value of a Fund’s portfolio or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligations. The payment obligations would be based on the notional amount of the swap. The Funds may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Funds would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Funds will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds intend to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to a Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Funds’ use of interest rate swaps or caps could enhance or harm the overall performance of a Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, a Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Funds’ investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Funds would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of a Fund’s common shares.

Segregation of Assets

As closed-end investment companies registered with the SEC, each Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to such Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Each Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of such segregation, such assets may not be used for other operational purposes.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Funds may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Funds intend to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

(c) Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Funds’ investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for such notes. However, they are redeemable by the Funds at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1. Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2. Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3. Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4. Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5. Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6. Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Funds may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Inverse Floating Rate Securities and Floating Rate Securities

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, each Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, each Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the inverse floaters that are issued by the special purpose trust. Each Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. However, each Fund is permitted to invest in highly leveraged inverse floating rate securities. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Inverse floaters have varying degrees of liquidity or illiquidity based upon, among other things, the liquidity of the underlying bonds deposited in a special purpose trust. Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In NAM’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements

(i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose a Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, each Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated, and such Fund could incur a loss. Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” in the Statement of Additional Information.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, each Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, such Fund is required under the rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of such Fund and, to the extent distributed, will be taxable distributions to shareholders. Each Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Structured Notes

The Funds may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Funds may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Funds may invest directly. As a shareholder in another investment company, the Funds will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or Board of Directors, as applicable, or its delegate.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Funds in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Funds may also engage to a limited extent in short-term trading consistent with their investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Funds will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Funds will attempt to achieve their investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Funds anticipate that their annual portfolio turnover rates will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Funds deem it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Funds may exceed 100% in particular years.

Repurchase Agreements.    As temporary investments, the Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable to shareholders of the Funds, including owners of preferred shares, and, therefore, is required to be allocated proportionately by the Funds between common shares and preferred shares. The Funds will enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of NAM, present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery dates; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    The Funds may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Funds accrue income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, of such Fund, voting together, and of the holders of a majority of the outstanding preferred shares, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

Acquiring Fund	Acquired Funds

1) Under normal circumstances, invest less than 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that pay interest exempt from federal income taxes (“municipal securities”) and from the federal alternative minimum tax applicable to individuals;

1) Under normal circumstances, invest less than 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that pay interest exempt from federal income taxes (“municipal securities”);

2) Issue senior securities, as defined in the 1940 Act, other than [MuniPreferred] shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the prospectus;

2) Issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent such issuance might be involved with respect to borrowings described [in paragraph #3] below or with respect to transactions involving futures contracts or the writing of options within the limits described in “Certain Trading Strategies of the Fund—Financial Futures and Options Transactions”[1]

3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);

3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made;

[1]

Certain fundamental investment restrictions relating to each Acquired Fund’s investment in derivatives and use of short sales were eliminated in 2009 pursuant to a shareholder vote. Accordingly, the sections and subsections of the prospectus referenced in this fundamental investment restriction have been replaced. See “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds—Derivatives” in the Joint Proxy Statement/Prospectus for a description of the Fund’s current policy relating to derivatives.

Acquiring Fund	Acquired Funds

4) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental user, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;	6) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

7) Purchase or sell physical commodities unless acquired as the result of ownership of securities or other or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

7) Purchase or sell physical commodities, unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

8) Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and	8) Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;

9) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

9)    Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

Acquiring Fund	Acquired Funds

10) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by [paragraph #3] above, it may pledge securities having a market value at the time of pledging not exceeding 20% of the value of the Fund’s total assets;

11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

12) Purchase or retain the securities of any issuer other than the securities of the Fund if to the Fund’s knowledge, those trustees of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than  1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions, under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees or Board of Directors, as applicable. Each Fund may not:

(1)          Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2a)        (Acquiring Fund) Purchase securities of other open- or closed-end investment companies except in compliance with the 1940 Act.

(2b)        (Acquired Funds) Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)          Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)          Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)          Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for Preferred Shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede

Nuveen Asset Management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of Preferred Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. Each Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but a Fund will not engage in trading solely to recognize a gain. Each Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment. Although a Fund cannot accurately predict its annual portfolio turnover rate, each Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances.

For the fiscal years ended October 31, 2011 and October 31, 2010, the portfolio turnover rates of the Funds were as follows:

Fund	2011	2010
Acquiring Fund	2%	2%
Premier Opportunity	8%	12%
Premium Opportunity	20%	10%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (“the management agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities. Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

With respect to the Acquiring Fund and Premium Opportunity, the Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2013 annual meeting, the Class II Board Members serving until the 2014 annual meeting and the Class III Board Members serving until the 2012 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner and Jack B. Evans are slated in Class III. In addition, two Board Members are elected by holders of preferred shares annually. Currently, Messrs. William C. Hunter and William J. Schneider serve as the Board Members elected by holders of Preferred Shares for a term of one year. With respect to Premier Opportunity, Board Members serve annual terms until the next annual meeting or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth currently serve as the Board Members elected by holders of common shares and preferred shares, voting together as a single class, and Board Members Hunter and Schneider serve as the Board Members elected by holders of the preferred shares. The officers of the Funds serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of [            ], 2012, Board Members of the Funds are directors or trustees, as the case may be, of [    ] Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and [    ] Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	219	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Board Member until 2012 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	219	Director of Xerox Corporation (since 2004)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Board Member until 2012 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	219	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	219	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219	Director, Chicago Board Options Exchange (since 2006)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Governance consultant and non-profit board member; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	219	Previously, Independent Director (1987-2010) and Chair First American Fund Complex (1997-2010)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Member who is an interested person of the Funds

John P. Amboian(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999), formerly, President (1999-2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Unless otherwise noted, the following information is as of August 15, 2012.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	118

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	118

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	219

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	219

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008), formerly, Vice President, of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors.	219

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and (since 2010) Winslow Capital Management, Inc.; Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seeks to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives on a Fund’s operations. During 2011, the Board had five standing committees: the Executive Committee, the

Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal year ended October 31, 2011, the Executive Committee did not meet with respect to the Acquiring Fund, Premier Opportunity and Premium Opportunity, and met      with respect to Dividend Advantage.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended October 31, 2011, the Dividend Committee met      times.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or NYSE Amex, as applicable. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the New York Stock Exchange or NYSE Amex, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Trustee of the Funds. During the fiscal year ended October 31, 2011, the Audit Committee met      times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended October 31, 2011, the Compliance Committee met      times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members, and each nominee is evaluated under the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange or NYSE Amex listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended October 31, 2011, the Nominating and Governance Committee met four times.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

Board Diversification and Trustee Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a trustee or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments, Inc. in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments, Inc. and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington, D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996,

Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington, D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there, he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute, and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined that Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, is a director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board chair of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial

Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. since 2008 and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and he received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

Robert P. Bremner serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Board Member Terms

For Premier Opportunity, all Board Members are elected annually for one-year terms. For each of the Acquiring Fund and Premium Opportunity, Class I trustees serve until the 2013 annual meeting of shareholders; Class II trustees serve until the 2014 annual meeting of shareholders; and Class III trustees will serve until the 2015 annual meeting of shareholders. As each trustee’s term expires, common shareholders are asked to elect trustees unless any Preferred Shares are outstanding at that time, in which event holders of Preferred Shares (including holders of VRDP Shares, VMTP Shares or MTP Shares), voting as a separate class, elect two trustees and the remaining trustees are elected by holders of the Fund’s common stock and holders of Preferred Shares, voting together as a single class. Holders of Preferred Shares will be entitled to elect a majority of the Fund’s trustees under certain circumstances. Trustees are elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Joint Proxy Statement/Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.”

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Board Member as of             , 2012:

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Dollar Range of Equity Securities in the Premier Opportunity

Name of Trustee	Dollar Range of Equity Securities in the Premium Opportunity	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of             , the executive officers and Board Members of the Funds, in the aggregate, own less than 1% of the Acquiring Fund’s equity securities.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information with respect to holdings of common shares and MTP Shares is based on Schedule 13G filings and amendments made on or before             , 2012.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

VRDP Shares and VMTP Shares are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP Shares and VMTP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares or VMTP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares or VMTP Shares exceeding 5% of the outstanding VRDP Shares VMTP Shares of one or more Funds. Information with respect to aggregate holdings of VRDP Shares and VMTP Shares associated with fund complexes identified by the remarketing agents (number of Shares owned and percentage of total outstanding) is as follows: Acquiring Fund (            ; Premier Opportunity (            ) and Premium Opportunity (            ).

Compensation

Prior to January 1, 2012, Independent Board Members received a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Independent Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, Independent Board Members receive a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings

($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to the Board Member. The value of the Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year:

	Aggregate Compensation from the Funds(1)
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$1,830	$1,431	$1,278	$1,441	$1,444	$1,385	$1,412	$916	$1,429
Premier Opportunity	1,619	1,246	1,113	1,255	1,257	1,230	1,230	797	1,244
Premium Opportunity	2,674	2,092	1,912	2,094	2,112	2,024	2,047	1,371	2,073
Total Compensation from Nuveen Funds Paid to Trustees(2)	$329,731	$260,124	$218,576	$244,966	$259,415	$248,033	$245,650	$175,000	$263,891

(1)

Includes deferred fees. Pursuant to the Deferred Compensation Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$272	$353	$1,278	$1,441	$433	$735	$—	$—	$78
Premier Opportunity	241	308	1,113	1,255	378	652	—	—	68
Premium Opportunity	398	517	1,912	2,094	599	1,077	—	—	104

(2)

Based on total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, the Funds’ investment adviser, is responsible for determining the Funds’ overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing operations and each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to each Fund. For additional information regarding the management services performed by Nuveen Fund Advisors, including the biography of the Funds’ portfolio manager and further information about the investment management agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Fund’s Prospectus.

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $207 billion of assets under management as of             , 2012.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s management agreement for the last three fiscal years are as follows:

Acquiring Fund	10/31/2011	10/31/2010	10/31/2009
Gross Advisory Fees	$3,019,102	$3,116,833	$2,459,768
Waiver	$(32,818)	$(432,427)	$(644,019)

Net Advisory Fees	$2,986,284	$2,684,406	$1,815,749

Premier Opportunity	10/31/2011	10/31/2010	10/31/2009
Gross Advisory Fees	$2,650,687	$2,732,977	$2,634,726
Waiver	$—	$—	$—

Net Advisory Fees	$2,650,687	$2,732,977	$2,634,726

Premium Opportunity	10/31/2011	10/31/2010	10/31/2009
Gross Advisory Fees	$4,527,848	$4,662,949	$4,334,948
Waiver	$—	$—	$—

Net Advisory Fees	$4,527,848	$4,662,949	$4,334,948

Sub-Adviser

Effective as of January 1, 2011, Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.462% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the period from January 1, 2011 through October 31, 2011 were $965,729 for the Acquiring Fund, $847,657 for Premier Opportunity and $1,448,993 for Premium Opportunity.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management.     Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Premier Opportunity. Douglas J. White, CFA, is the portfolio manager for Premium Opportunity.

In addition to managing the Acquiring Fund and Premier Opportunity, Paul L. Brennan is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of             , 2012.

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company
Other Pooled Investment Vehicles
Other Accounts

*	None of the assets in these accounts is subject to an advisory fee based on performance.

In addition to managing the Premium Opportunity, Douglas J. White is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of             , 2012.

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company
Other Pooled Investment Vehicles
Other Accounts

*	None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.     Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.     Portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on his or her Fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Funds is determined by evaluating each Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager’s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in the Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of [            ], the S&P/Investortools Municipal Bond Index was comprised of [            ] securities with an aggregate current market value of $[            ] billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Long-term Incentive Compensation.     Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Material Conflicts of Interest.     The Funds’ portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of each Fund and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

[Beneficial Ownership of Securities.     As of the date of this Statement of Additional Information, Mr. Brennan does not beneficially own any securities issued by the Acquiring Fund or Premier Opportunity, and Mr. White does not beneficially own any securities issued by Premium Opportunity.]

Unless earlier terminated as described below, each Fund’s management agreement with Nuveen Fund Advisors will remain in effect until August 1, 2013. Each Fund’s management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Funds or Nuveen Asset Management upon 60 days’ written notice, and they are automatically terminated in the event of their assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

Fiscal Years Ended October 31

	2011	2010	2009
Acquiring Fund	$—	$—	$—
Premier Opportunity	$—	$—	$—
Premium Opportunity	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares and MTP Shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and, if conversion would adversely affect the holders of the preferred shares, approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the trustees, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s Preferred Shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If the Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.

Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2013, “qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2013, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual federal income tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of the Fund or paid in cash.

The IRS currently requires that the Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Funds may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require each Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The redemption, sale or exchange of shares of the Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by a Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

For taxable years beginning after December 31, 2012, certain non-corporate shareholders will be subject to an increased rate of tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by a Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Each Fund may be required to withhold U.S. federal income tax from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2012, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from a Fund.

EXPERTS

The financial statements of the Acquiring Fund and the Acquired Funds appearing in each Fund’s Annual Report for the year ended October 31, 2011 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Acquired Funds. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent with respect to the common shares is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements

contained in the Joint Proxy Statement/Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Reorganization for their Fund and that shareholders of the Acquiring Fund must approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. If one Fund does not obtain the requisite approvals, the closing will not occur for any Fund. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Funds and Acquiring Fund as of April 30, 2012. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Acquired Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated below in the table.

Acquired Funds	Acquiring Fund	12 Month Period Ended
Nuveen Premier Municipal Opportunity Fund, Inc. (“Premier Opportunity”)	Nuveen AMT-Free Municipal Income Fund (“Acquiring Fund”)	April 30, 2012
Nuveen Premium Income Municipal Opportunity Fund (“Premium Income”)

Note 2 — Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganization. The Acquired Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganizations would be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Acquired Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Funds’ shareholders in complete liquidation of the Acquired Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Premier Opportunity and Premium Opportunity make undistributed net investment income distributions of $3,661,389 and $5,943,679, respectively, to their shareholders prior to the Reorganizations. The table below shows the common shares that Acquired Funds shareholders would have received if the Reorganizations were to have taken place on the period ended date in Note 1.

Acquired Fund	Shares Exchanged
Premier Opportunity	19,726,276
Premium Opportunity	35,002,786

In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$338,281,889	April 30, 2012
Premier Opportunity	$303,454,344	April 30, 2012
Premium Opportunity	$538,363,787	April 30, 2012
Combined Fund Pro Forma	$1,169,589,952	April 30, 2012

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees[1]	$(309,539)	(0.03)%
Shareholders’ reports – printing and mailing expenses[2]	$(62,476)	(0.01)%
Professional fees[2]	$(37,951)	(0.00)%[3]
Custodian’s fees and expenses[2]	$(19,584)	(0.00)%[3]

Total Pro Forma Net Expense Adjustment	$(429,495)	(0.04)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average managed assets.

(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4 — Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Funds. Premier Opportunity and Premium Opportunity are expected to incur an estimated $45,000 and $540,000 , respectively, in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Acquired Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Acquired Funds. The Acquiring Fund is expected to be charged approximately $320,000 of expenses in connection with the Reorganizations. The pro forma financial information included in Note 2 has been adjusted for any costs related to the Reorganizations to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of April 30, 2012, the Acquiring Fund would not have been required to dispose of securities of the Acquired Funds in order to comply with its investment policies and restrictions, and would have not sold any material portion (i.e., more than 5% of an Acquired Fund’s assets) of the securities in the Acquired Funds’ portfolios solely as a result of the Reorganizations.

Note 5 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward

As of April 30, 2012, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Premier Opportunity	Premium Opportunity
Expiration Date:
October 31, 2013	$3,824,358	$—	$—
October 31, 2015	$174,026	$—	$—
October 31, 2016	$1,917,479	$1,240,117	$3,274,999
October 31, 2017	$—	$—	$456,587

Total	$5,915,863	$1,240,117	$3,731,586

APPENDIX A —

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (…): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of

A-5

projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

A-6

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.—A brief description of the applicable Fitch, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A-7

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-8

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B —

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2012 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%
0-$8,700	0-$17,400	10.0%	4.44%	5.00%	5.56%	6.11%
$8,700-$35,350	$17,400-$70,700	15.0%	4.71%	5.29%	5.88%	6.47%
$35,350-$85,650	$70,700-142,700	25.0%	5.33%	6.00%	6.67%	7.33%
$85,650-$178,650	$142,700-$217,450	28.0%	5.56%	6.25%	6.94%	7.64%
$178,650-$388,350	$217,450-$388,350	33.0%	5.97%	6.72%	7.46%	8.21%
Over $388,350	Over $388,350	35.0%	6.15%	6.92%	7.69%	8.46%

6.00%		6.50%		7.00%		7.50%
6.67%		7.22%		7.78%		8.33%
7.06%		7.65%		8.24%		8.82%
8.00%		8.67%		9.33%		10.00%
8.33%		9.03%		9.72%		10.42%
8.96%		9.70%		10.45%		11.19%
9.23%		10.00%		10.77%		11.54%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

NUVEEN Investments Closed-End Funds Nuveen Investments Municipal Closed-End Funds It’s not what you earn, it’s what you keep.® Annual Report October 31, 2011 Nuveen Insured Quality Municipal Fund, Inc. NQI Nuveen Insured Municipal Opportunity Fund, Inc. NIO Nuveen Premier Insured Municipal Income Fund, Inc. NIF Nuveen Insured Premium Income Municipal Fund 2 NPX Nuveen Insured Dividend Advantage Municipal Fund NVG Nuveen Insured Tax-Free Advantage Municipal Fund NEA

LIFE IS COMPLEX. Nuveen makes things e-simple. It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish. Free e-Reports right to your e-mail! www.investordelivery.com If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account. OR www.nuveen.com/accountaccess If you receive your Nuveen Fund dividends and statements directly from Nuveen. NUVEEN Investments

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	10

Common Share Dividend and Share Price Information	14

Performance Overviews	16

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	26

Portfolios of Investments	27

Statement of Assets and Liabilities	85

Statement of Operations	87

Statement of Changes in Net Assets	89

Statement of Cash Flows	92

Financial Highlights	94

Notes to Financial Statements	102

Annual Investment Management Agreement Approval Process	116

Board Members and Officers	124

Reinvest Automatically, Easily and Conveniently	129

Glossary of Terms Used in this Report	131

Other Useful Information	135

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Insured Quality Municipal Fund, Inc. (NQI)

Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)

Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)

Nuveen Insured Premium Income Municipal Fund 2 (NPX)

Nuveen Insured Dividend Advantage Municipal Fund (NVG)

Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)

Portfolio managers Paul Brennan and Douglas White review key investment strategies and the twelve-month performance of these six national insured Funds. With 20 years of industry experience, including 14 years at Nuveen, Paul has managed NIO, NIF, NVG and NEA since 2006. Douglas, who has 28 years of financial industry experience, assumed portfolio management responsibility for NQI and NPX from Paul in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of U.S. Treasury securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in

Nuveen Investments	5

the right direction, it was due partly to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices ended this period generally unchanged versus the beginning of this reporting period, masking a sell-off that commenced in the fourth quarter of 2010, as the result of investor concerns about inflation, the federal deficit and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in these governments’ operating budgets and their ability to meet their debt service obligations. As a result, money flowed out of municipal mutual funds, yields rose, and valuations declined.

During the second half of this reporting period (i.e., May-October 2011), municipal bond prices generally rallied as yields declined across the municipal curve. The decline in yields was due in part to the continued depressed level of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. Over the twelve months ended October 31, 2011, municipal bond issuance nationwide totaled $320.2 billion, a decrease of 23% compared with the issuance of the twelve-month period ended October 31, 2010. During the majority of this period, demand for municipal bonds remained very strong.

What key strategies were used to manage these Funds during this reporting period?

During this period, finding appropriate insured bonds, especially new insured issues, remained a challenge due to the continued severe decline in insured issuance. Over the past few years, most municipal bond insurers had their credit ratings downgraded, and only one insurer currently insures new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically. Over the past ten months of 2011, issuance of new insured bonds totaled $12.2 billion, or just 5% of total municipal issuance (compared with a recent historical average of 50%), down 47% from the ten months ended October 2010. Even though these Funds may now invest up to 20% of their net assets in uninsured investment-grade credits rated BBB- or higher, the combination of tighter municipal supply, little insured issuance and relatively lower yields meant fewer attractive opportunities for these Funds during this period.

In this environment, we took an opportunistic approach to discovering what we thought were undervalued sectors and individual credits with the potential to perform well over the long term. During this period, all of the Funds found value in the essential services

6	Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms Used in this Report for definitions.

sectors such as water and sewer, and NIO, NIF, NVG and NEA also added tax-supported bonds backed by excise taxes and other limited tax obligations. In NQI and NPX, we found opportunities in the secondary market to purchase health care, transportation (specifically airports and highway revenue bonds) and higher education credits. Overall, our focus remained on high quality investments. We also emphasized purchasing bonds with longer maturities in order to take advantage of more attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also extended the Funds’ durations, which helped maintain their yield curve positioning.

Cash for new purchases during this period was generated largely by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. Most of the Funds also selectively sold bonds with short maturities or short call dates in advance of their maturity or call dates to generate additional funds that enabled them to take advantage of attractive purchase candidates as they became available in the market.

As of October 31, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 10/31/11

Fund	1-Year	5-Year	10-Year
NQI	5.98%	4.12%	5.11%
NIO	4.73%	4.37%	5.31%
NIF	4.40%	4.54%	5.36%
NPX	6.01%	4.44%	5.34%
NVG	4.83%	4.86%	N/A
NEA	3.92%	5.11%	N/A

Standard & Poors (S&P) National Insured Municipal Bond Index*	4.06%	4.52%	4.99%
Lipper General and Insured Leveraged Municipal Debt Funds Classification Average*	4.80%	4.20%	5.59%

For the twelve months ended October 31, 2011, the total returns on common share net asset value (NAV) for NQI, NIO, NIF, NPX and NVG exceeded the return for the Standard & Poor’s (S&P) National Insured Municipal Bond Index, while NEA underperformed this index. For this same period, NQI, NPX and NVG outperformed the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average, while NIO, NIF and NEA lagged the Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the Funds’ use of leverage was an important positive factor affecting the Funds’ performance over this period. The impact of structural leverage is discussed in more detail later in this report.

Nuveen Investments	7

During this period, municipal bonds with intermediate and longer maturities tended to outperform the short maturity categories, with credits having maturities of seven years and longer generally outpacing the market. Among these Funds, NQI and NPX were the most advantageously situated in terms of duration and yield curve positioning, with more exposure to the longer parts of the yield curve that performed well. In general during this period, the greater a Fund’s exposure to the outperforming intermediate and longer parts of the curve, the greater the positive impact on the Fund’s return. The remaining four Funds, especially NEA, had shorter durations, which hampered their performance in the market environment of the period. Both NVG and NEA, which were introduced in 2002, are approaching their 10-year anniversaries and therefore have the increased exposure to bonds with short call dates often associated with that milestone.

Credit exposure also played a role in performance, as bonds rated A and AA typically outperformed the other credit quality categories. On the whole, bonds with higher levels of credit risk were not favored by the market during this period. The performance of the BBB category, in particular, was dragged down by poor returns in the tobacco bond sector (bonds backed by the 1998 master tobacco settlement agreement). All of these Funds benefited from their strong weightings in the A and AA sectors, while the negative impact of their BBB rated holdings was limited by the Funds’ modest exposures to this category.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds and housing, water and sewer, and health care credits. General obligation and other tax-supported bonds also generally outpaced the municipal market return for the twelve months. All of these Funds, particularly NQI, benefited from their exposure to the health care sector. Holdings in the transportation sector also performed well, with NVG having the heaviest weighting in this sector and NEA the smallest. On the whole, some of the best performing bonds in the Funds’ portfolios for this period were those purchased during the earlier part of this period before the market rallied, when yields were relatively higher and prices especially attractive.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Among these six Funds, NEA, NVG and NIF held the heaviest allocations of pre-refunded bonds, while NQI had the smallest exposure to these bonds.

8	Nuveen Investments

FUND POLICY CHANGES

On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes are designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund will eliminate the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Over the past few years, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds are not changing their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds will change their names as follows:

•	Nuveen Insured Quality Municipal Fund, Inc. (NQI) will change to Nuveen Quality Municipal Fund, Inc. (NQI)

•	Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) will change to Nuveen Municipal Opportunity Fund, Inc. (NIO)

•	Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) will change to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)

•	Nuveen Insured Premium Income Municipal Fund 2 (NPX) will change to Nuveen Premium Income Municipal Opportunity Fund (NPX)

•	Nuveen Insured Dividend Advantage Municipal Fund (NVG) will change to Nuveen Dividend Advantage Municipal Income Fund (NVG)

•	Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) will change to Nuveen AMT-Free Municipal Income Fund (NEA)

Nuveen Investments	9

Fund Leverage and

Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

10	Nuveen Investments

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable Rate MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NQI, NIO, NIF, NVG and NEA) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 33 of the funds that received demand letters (including NQI, NIF, NVG and NEA) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The Defendants filed a motion to dismiss the suit and on December 16, 2011, the court granted that motion dismissing the Complaint with prejudice.

Nuveen Investments	11

As of October 31, 2011, each of the Funds has redeemed all of their outstanding APRS at liquidation value.

As of October 31, 2011, the Funds have issued and outstanding MTP Shares, VMTP Shares and/or VRDP Shares as shown in the accompanying tables.

MTP Shares

Fund	Series	MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker
NVG	2014	$108,000,000	2.95%	NVG PrC
NEA	2015	$83,000,000	2.85%	NEA PrC

VMTP Shares

Fund	VMTP Series	VMTP Shares Issued at Liquidation Value
NQI	2014	$240,400,000
NVG	2014	$92,500,000
NEA	2014	$67,600,000

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NIO	$667,200,000
NIF	$130,900,000
NPX	$219,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares, VMTP Shares and VRDP Shares.)

As of October 5, 2011, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion have redeemed at liquidation value all of these shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen is the broker-dealer subsidiary of Nuveen Investments. The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

12	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Nuveen Investments	13

Common Share Dividend and

Share Price Information

During the twelve-month reporting period ended October 31, 2011, NQI, NIO, NIF, NVG and NEA each had one monthly dividend increase, while the monthly dividend of NPX remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions in December 2010 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NIO	—	$0.0044
NVG	$0.0029	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2011, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2011, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQI, NIF, and NPX have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NIO	2,900	0.0%
NVG	10,400	0.0%
NEA	19,300	0.1%

During the twelve-month reporting period, the Funds did not repurchase and retire any of their outstanding common shares.

14	Nuveen Investments

As of October 31, 2011, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	10/31/11 (-)Discount	12-Month Average (-)Discount
NQI	(-)0.42%	(-) 2.67%
NIO	(-)3.34%	(-) 3.94%
NIF	(-)3.13%	(-) 0.32%
NPX	(-)5.24%	(-) 5.75%
NVG	(-)4.72%	(-) 5.49%
NEA	(-)5.78%	(-) 5.21%

Nuveen Investments	15

Fund Snapshot
Common Share Price		$14.11
Common Share Net Asset Value (NAV)		$14.17
Premium/(Discount) to NAV		-0.42%
Market Yield		6.38%
Taxable-Equivalent Yield[2]		8.86%
Net Assets Applicable to
Common Shares ($000)		$544,500
Leverage
Structural Leverage		30.63%
Effective Leverage		38.77%
Average Annual Total Return
(Inception 12/19/90)
	On Share Price	On NAV
1-Year	4.65%	5.98%
5-Year	5.03%	4.12%
10-Year	5.77%	5.11%
States[5]
(as a % of total investments)
California		16.9%
Texas		8.9%
Illinois		7.6%
Florida		7.3%
Washington		6.4%
Pennsylvania		5.8%
New York		5.4%
Kentucky		3.9%
Massachusetts		3.7%
Arizona		3.7%
Indiana		2.7%
Colorado		2.5%
Louisiana		2.5%
Ohio		2.3%
Georgia		2.2%
Other		18.2%
Portfolio Composition[5]
(as a % of total investments)
Tax Obligation/Limited		24.0%
Transportation		16.1%
Tax Obligation/General		13.8%
Health Care		12.0%
Water and Sewer		10.7%
U.S. Guaranteed		10.3%
Other		13.1%
Insurers[5]
(as a % of total Insured investments)
AGM		33.4%
NPFG[3]		26.5%
AMBAC		18.3%
FGIC		17.8%
Other		4.0%

NQI Performance OVERVIEW	Nuveen Insured Quality Municipal Fund, Inc. as of October 31, 2011

Credit Quality (as a % of total investments)1,4,5

2010-2011 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 88% of the Fund’s total investments are invested in Insured securities.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.

4	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

16	Nuveen Investments

NIO Performance OVERVIEW	Nuveen Insured Municipal Opportunity Fund, Inc. as of October 31, 2011

Credit Quality (as a % of total investments)1,4,5

2010-2011 Monthly Tax-Free Dividends Per Common Share6

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guarantee- ing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 93% of the Fund’s total investments are invested in Insured securities.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.

4	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

6	The Fund paid shareholders a net ordinary income distribution in December 2010 of $0.0044 per share.

Fund Snapshot
Common Share Price		$14.20
Common Share Net Asset Value (NAV)		$14.69
Premium/(Discount) to NAV		-3.34%
Market Yield		6.17%
Taxable-Equivalent Yield[2]		8.57%
Net Assets Applicable to Common Shares ($000)		$1,404,814

Leverage
Structural Leverage		32.20%
Effective Leverage		37.96%

Average Annual Total Return
(Inception 9/19/91)
	On Share Price	On NAV
1-Year	2.08%	4.73%
5-Year	5.15%	4.37%
10-Year	5.90%	5.31%

States[5]
(as a % of total investments)
Florida		16.5%
California		14.1%
Nevada		5.6%
New York		5.3%
Illinois		4.9%
Washington		4.0%
South Carolina		3.8%
Texas		3.7%
Massachusetts		3.4%
Pennsylvania		3.3%
Louisiana		3.2%
Ohio		3.1%
Indiana		3.0%
New Jersey		2.8%
Colorado		2.1%
Wisconsin		1.9%
Other		19.3%

Portfolio Composition[5]
(as a % of total investments)
Tax Obligation/Limited		27.2%
U.S. Guaranteed		15.1%
Transportation		14.6%
Tax Obligation/General		12.6%
Water and Sewer		10.9%
Utilities		8.1%
Other		11.5%

Insurers[5]
(as a % of total Insured investments)
AGM		26.5%
NPFG[3]		25.4%
FGIC		22.9%
AMBAC		15.3%
Other		9.9%

Nuveen Investments	17

	Fund Snapshot
	Common Share Price	$14.26
	Common Share Net Asset Value (NAV)	$14.72
	Premium/(Discount) to NAV	-3.13%
	Market Yield	6.35%
	Taxable-Equivalent Yield[2]	8.82%
	Net Assets Applicable to
	Common Shares ($000)	$287,068

	Leverage
	Structural Leverage	31.32%
	Effective Leverage	38.58%

Average Annual Total Return (Inception 12/19/91)
	On Share Price	On NAV
1-Year	-1.98%	4.40%
5-Year	5.29%	4.54%
10-Year	5.44%	5.36%

States[5] (as a % of total investments)
	California	15.0%
	Illinois	9.9%
	Washington	8.8%
	Texas	7.0%
	Colorado	5.1%
	New York	4.7%
	Pennsylvania	4.6%
	Nevada	4.4%
	Florida	4.1%
	Indiana	3.6%
	Massachusetts	3.1%
	Oregon	2.8%
	Arizona	2.7%
	Ohio	2.7%
	Louisiana	2.1%
	Other	19.4%

Portfolio Composition[5] (as a % of total investments)
	U.S. Guaranteed	21.6%
	Tax Obligation/Limited	17.7%
	Transportation	16.5%
	Tax Obligation/General	16.4%
	Water and Sewer	10.1%
	Health Care	7.9%
	Other	9.8%

Insurers[5] (as a % of total Insured investments)
	AGM	31.4%
	NPFG[3]	30.0%
	FGIC	20.4%
	AMBAC	14.0%
	Other	4.2%

NIF Performance OVERVIEW	Nuveen Premier Insured Municipal Income Fund, Inc. as of October 31, 2011

Credit Quality (as a % of total investments)1,4,5

2010-2011 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 87% of the Fund’s total investments are invested in Insured securities.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.

4	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

18	Nuveen Investments

NPX Performance OVERVIEW	Nuveen Insured Premium Income Municipal Fund 2 as of October 31, 2011

Credit Quality (as a % of total investments)1,4,5

2010-2011 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 90% of the Fund’s total investments are invested in Insured securities.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.

4	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

6	Rounds to less than 1%.

	Fund Snapshot
	Common Share Price	$12.83
	Common Share Net Asset Value (NAV)	$13.54
	Premium/(Discount) to NAV	-5.24%
	Market Yield	5.80%
	Taxable-Equivalent Yield[2]	8.06%
	Net Assets Applicable to
	Common Shares ($000)	$505,766

	Leverage
	Structural Leverage	30.22%
	Effective Leverage	36.96%

	Average Annual Total Return
	(Inception 7/22/93)
	On Share Price	On NAV
1-Year	1.75%	6.01%
5-Year	5.48%	4.44%
10-Year	5.23%	5.34%

	States[5]
	(as a % of total investments)
	California	15.5%
	Texas	8.3%
	Pennsylvania	6.6%
	New York	6.3%
	Colorado	6.2%
	New Jersey	6.0%
	Florida	5.5%
	Illinois	5.3%
	Indiana	3.8%
	Washington	3.7%
	Louisiana	3.7%
	Arizona	3.2%
	Georgia	3.1%
	Hawaii	2.6%
	Nevada	2.3%
	Other	17.9%

	Portfolio Composition[5]
	(as a % of total investments)
	Tax Obligation/Limited	19.2%
	Transportation	14.4%
	Utilities	13.3%
	Water and Sewer	11.9%
	U.S. Guaranteed	11.6%
	Tax Obligation/General	10.4%
	Health Care	9.0%
	Other	10.2%

	Insurers[5]
	(as a % of total Insured investments)
	AGM	31.3%
	NPFG[3]	25.7%
	AMBAC	21.5%
	FGIC	15.2%
	Other	6.3%

Nuveen Investments	19

Fund Snapshot
Common Share Price		$14.32
Common Share Net Asset Value (NAV)		$15.03
Premium/(Discount) to NAV		-4.72%
Market Yield		6.28%
Taxable-Equivalent Yield[2]		8.72%
Net Assets Applicable to
Common Shares ($000)		$448,070

Leverage
Structural Leverage		30.91%
Effective Leverage		37.75%

Average Annual Total Return (Inception 3/25/02)
	On Share Price	On NAV
1-Year	2.89%	4.83%
5-Year	5.06%	4.86%
Since Inception	5.70%	6.39%

States[5] (as a % of total municipal bonds)
Texas		13.8%
California		9.9%
Washington		9.9%
Indiana		9.3%
Illinois		8.6%
Florida		7.5%
Tennessee		6.2%
New York		4.4%
Colorado		3.8%
Pennsylvania		3.2%
Louisiana		3.0%
Alaska		2.3%
Other		18.1%

Portfolio Composition[5] (as a % of total investments)
U.S. Guaranteed		22.7%
Tax Obligation/Limited		19.3%
Transportation		17.3%
Tax Obligation/General		11.3%
Health Care		8.3%
Utilities		7.1%
Other		14.0%

Insurers[5] (as a % of total Insured investments)
AGM		29.8%
NPFG[3]		27.5%
AMBAC		23.4%
FGIC		15.7%
Other		3.6%

NVG Performance OVERVIEW	Nuveen Insured Dividend Advantage Municipal Fund as of October 31, 2011

Credit Quality (as a % of total municipal bonds)1,4,5

2010-2011 Monthly Tax-Free Dividends Per Common Share6

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified divi- dend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.

4	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

6	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0029 per share.

7	Rounds to less than 1%.

20	Nuveen Investments

NEA Performance OVERVIEW	Nuveen Insured Tax-Free Advantage Municipal Fund as of October 31, 2011

Credit Quality (as a % of total investments)1,4,5

2010-2011 Monthly Tax — Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 90% of the Fund’s total investments are invested in Insured securities.

2	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.

4	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

Fund Snapshot
Common Share Price		$13.85
Common Share Net Asset Value (NAV)		$14.70
Premium/(Discount) to NAV		-5.78%
Market Yield		6.06%
Taxable-Equivalent Yield[2]		8.42%
Net Assets Applicable to
Common Shares ($000)		$326,909
Leverage
Structural Leverage		31.54%
Effective Leverage		37.91%
Average Annual Total Return
(Inception 11/21/02)
On Share Price		On NAV
1-Year	-1.60%	3.92%
5-Year	4.93%	5.11%
Since Inception	4.84%	5.89%
States[5]
(as a % of total investments)
Florida		14.6%
California		14.3%
New York		7.0%
Washington		6.4%
Michigan		6.1%
Texas		5.6%
Pennsylvania		5.1%
Indiana		4.8%
Alabama		4.4%
South Carolina		3.8%
Illinois		3.7%
Arizona		3.7%
Wisconsin		3.6%
Other		16.9%
Portfolio Composition[5]
(as a % of total investments)
Tax Obligation/Limited		28.4%
U.S. Guaranteed		27.0%
Health Care		10.5%
Water and Sewer		9.0%
Transportation		8.0%
Utilities		7.1%
Other		10.0%
Insurers[5]
(as a % of total Insured investments)
NPFG[3]		31.7%
AMBAC		25.0%
AGM		24.1%
FGIC		10.7%
Other		8.5%

Nuveen Investments	21

Shareholder Meeting Report

The annual meeting of shareholders was held on July 25, 2011, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 31, 2011 and additionally adjourned to October 19, 2011, for NEA and NVG. NVG was additionally adjourned to November 16, 2011.

	NQI		NIO		NIF
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	24,291,767	—	57,260,673	—	11,966,786	—
Withhold	968,257	—	2,322,576	—	439,919	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Robert P. Bremner
For	24,267,775	—	57,229,807	—	11,949,397	—
Withhold	992,249	—	2,353,442	—	457,308	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Jack B. Evans
For	24,277,942	—	57,230,943	—	11,958,938	—
Withhold	982,082	—	2,352,306	—	447,767	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
William C. Hunter
For	—	2,404	—	6,372	—	1,069
Withhold	—	—	—	300	—	240
Total	—	2,404	—	6,672	—	1,309
David J. Kundert
For	24,264,377	—	57,231,148	—	11,949,387	—
Withhold	995,647	—	2,352,101	—	457,318	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
William J. Schneider
For	—	2,404	—	6,372	—	1,069
Withhold	—	—	—	300	—	240
Total	—	2,404	—	6,672	—	1,309
Judith M. Stockdale
For	24,271,690	—	57,243,129	—	11,932,535	—
Withhold	988,334	—	2,340,120	—	474,170	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Carole E. Stone
For	24,256,057	—	57,239,586	—	11,926,450	—
Withhold	1,003,967	—	2,343,663	—	480,255	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Virginia L. Stringer
For	24,263,883	—	27,239,986	—	11,934,542	—
Withhold	996,141	—	2,343,263	—	472,163	—
Total	25,260,024	—	29,583,249	—	12,406,705	—
Terence J. Toth
For	24,274,145	—	57,263,236	—	11,961,403	—
Withhold	985,879	—	2,320,013	—	445,302	—
Total	25,260,024	—	59,583,249	—	12,406,705	—

22	Nuveen Investments

	NQI		NIO		NIF
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	18,573,701	2,404	42,589,769	6,672	9,172,239	1,309
Against	1,264,763	—	2,729,323	—	538,148	—
Abstain	602,861	—	1,702,986	—	293,002	—
Broker Non-Votes	4,818,699	—	12,561,171	—	2,403,316	—
Total	25,260,024	2,404	59,583,249	6,672	12,406,705	1,309

To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	18,481,876	2,404	42,428,526	6,672	9,125,102	1,309
Against	1,335,911	—	2,877,331	—	574,773	—
Abstain	623,539	—	1,716,221	—	303,513	—
Broker Non-Votes	4,818,698	—	12,561,171	—	2,403,317	—
Total	25,260,024	2,404	59,583,249	6,672	12,406,705	1,309

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NPX		NVG		NEA
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

Approval of the Board Members was reached as follows:
John P. Amboian
For	23,384,566	—	25,730,958	—	19,246,007	—
Withhold	1,171,421	—	1,158,310	—	1,297,462	—
Total	24,555,987	—	26,889,268	—	20,543,469	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	1,271	—	6,444,300	—	4,291,835
Withhold	—	919	—	520,313	—	539,861
Total	—	2,190	—	6,964,613	—	4,831,696
David J. Kundert
For	23,388,374	—	25,716,479	—	19,239,208	—
Withhold	1,167,613	—	1,172,789	—	1,304,261	—
Total	24,555,987	—	26,889,268	—	20,543,469	—
William J. Schneider
For	—	1,271	—	6,438,300	—	4,289,535
Withhold	—	919	—	526,313	—	542,161
Total	—	2,190	—	6,964,613	—	4,831,696
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	23,408,533	—	25,736,777	—	19,249,056	—
Withhold	1,147,454	—	1,152,491	—	1,294,413	—
Total	24,555,987	—	26,889,268	—	20,543,469	—

24	Nuveen Investments

	NPX		NVG		NEA
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class

To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	17,586,653	2,190	20,007,305	4,618,817	15,754,452	3,806,471
Against	1,226,782	—	1,274,675	515,481	1,117,326	390,597
Abstain	710,131	—	763,730	185,875	639,878	52,508
Broker Non-Votes	5,032,421	—	4,654,043	1,409,263	3,531,370	1,048,925
Total	24,555,987	2,190	26,699,753	6,729,436	21,043,026	5,298,501

To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	17,536,303	2,190	19,963,407	4,607,807	15,704,797	3,795,132
Against	1,246,319	—	1,289,720	524,514	1,147,561	394,486
Abstain	740,945	—	792,583	187,852	659,298	59,958
Broker Non-Votes	5,032,420	—	4,654,043	1,409,263	3,531,370	1,048,925
Total	24,555,987	2,190	26,699,753	6,729,436	21,043,026	5,298,501

Nuveen Investments	25

Report of Independent

Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders

Nuveen Insured Quality Municipal Fund, Inc.

Nuveen Insured Municipal Opportunity Fund, Inc.

Nuveen Premier Insured Municipal Income Fund, Inc.

Nuveen Insured Premium Income Municipal Fund 2

Nuveen Insured Dividend Advantage Municipal Fund

Nuveen Insured Tax-Free Advantage Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund (the “Funds”) as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 28, 2011

26	Nuveen Investments

Nuveen Insured Quality Municipal Fund, Inc. Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.9% (1.3% of Total Investments)

$1,135	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+ (4)		$1,199,479

7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1		7,133,840

	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Auburn Water Supply Agreement, Series 2011:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA+		1,221,388
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA+		982,860
10,385	Total Alabama				10,537,567

	Arizona – 5.7% (3.7% of Total Investments)

	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+		1,298,772
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA+		1,561,095

7,065	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+		7,459,439

2,750	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032- 11034, 14.940%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2		2,577,850

9,200	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–		9,221,160

8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		8,696,166
30,470	Total Arizona				30,814,482

	Arkansas – 0.4% (0.3% of Total Investments)

2,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 – NPFG Insured	11/14 at 100.00	Aa2		2,430,563

	California – 25.6% (16.9% of Total Investments)

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
4,010	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA		4,420,464
3,965	5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA		4,286,125

13,445	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 – AMBAC Insured	4/12 at 100.00	A1		13,530,107

7,055	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA+	(4)	7,196,382

5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1		5,071

3,745	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+	(4)	4,140,697

7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–		7,651,070

8,000	California, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	10/12 at 100.00	A1		8,037,760

2,340	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/24 – AMBAC Insured	11/17 at 102.00	A–		2,327,411

5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+	(4)	3,189,300

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
22,985	0.000%, 1/15/24 – NPFG Insured	1/12 at 49.57	Baa1		10,799,732
22,000	0.000%, 1/15/31 – NPFG Insured	1/12 at 32.45	Baa1		6,350,960
50,000	0.000%, 1/15/37 – NPFG Insured	1/12 at 22.52	Baa1		8,989,500

5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/12 at 101.00	A		4,774,750

Nuveen Investments	27

Nuveen Insured Quality Municipal Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		$8,225,280

5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2		2,743,527

1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 (WI/DD, Settling 11/03/11) – AGM Insured	9/21 at 100.00	AA–		1,173,036

5,218	Moreno Valley Public Finance Authority, California, GNMA Collateralized Assisted Living Housing Revenue Bonds, CDC Assisted Living Project, Series 2000A, 7.500%, 1/20/42	1/12 at 105.00	Aaa		5,547,151

4,395	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	1/12 at 100.00	BBB	(4)	5,086,729

2,590	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/25 – SYNCORA GTY Insured	10/14 at 100.00	BBB		2,327,452

2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	A		2,026,620

5,460	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+		5,460,000

	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+		2,207,180
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+		4,025,727

8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+		6,804,256

3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2		1,874,390

1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2		1,056,030

1,525	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2		1,610,446

3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA		3,369,298
213,518	Total California				139,236,451

	Colorado – 3.8% (2.5% of Total Investments)

2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AGM Insured	6/15 at 100.00	AA+		2,200,118

	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+		5,799,350
1,000	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+		1,073,220
1,085	13.956%, 11/15/25 – FGIC Insured (IF)	11/16 at 100.00	A+		1,373,881

9,780	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1		2,358,447

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa1		3,546,700

1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	1,414,913

880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA+		957,220

1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+		1,163,723

500	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		534,950
32,975	Total Colorado				20,422,522

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Connecticut – 0.2% (0.2% of Total Investments)

$1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA		$1,066,920

	District of Columbia – 1.3% (0.9% of Total Investments)

1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		1,367,360

3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1736, 11.588%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured (IF)	10/16 at 100.00	AA+	(4)	5,700,582
5,255	Total District of Columbia				7,067,942

	Florida – 11.1% (7.3% of Total Investments)

4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA+		4,536,036

10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+		10,279,200

3,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA+		3,253,200

3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	AA–		3,595,314

4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+		4,130,920

2,750	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA		2,937,743

2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 17.170%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AAA		3,179,876

1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2		1,011,870

4,115	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Monterey Pointe Apartments, Series 2001-2A, 5.850%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+		4,117,346

7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		7,007,700

10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	No Opt. Call	AA+		10,216,912

3,730	Palm Beach County School Board, Florida, Certificates of Participation, Series 2003A, 5.000%, 8/01/16 – AMBAC Insured	8/13 at 100.00	AA–		3,935,933

2,000	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue and Refunding Bonds, Embry-Riddle Aeronautical University, Inc. Project, Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA+		2,035,280
58,135	Total Florida				60,237,330

	Georgia – 3.3% (2.2% of Total Investments)

1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+		1,049,050

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+		7,439,110

2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA+		2,146,240

7,295	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.000%, 7/15/36 – NPFG Insured	7/14 at 100.00	A3		7,346,722
17,295	Total Georgia				17,981,122

	Hawaii – 0.3% (0.2% of Total Investments)

1,620	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/21 – AGM Insured	7/13 at 100.00	AA+		1,724,506

Nuveen Investments	29

Nuveen Insured Quality Municipal Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 11.6% (7.6% of Total Investments)

$1,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 (WI/DD, Settling 11/04/11) – AGM Insured	No Opt. Call	AA–		$1,568,310

9,500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–		9,558,140

1,775	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		1,861,709

2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA+		2,350,499

1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–		1,053,800

13,275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 5.250%, 5/01/26 – AGM Insured	1/12 at 100.00	AA+		13,314,294

15,785	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 4/01/27 – AGM Insured	4/12 at 100.00	AA+		15,828,567

7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	Aa3		7,713,834

5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		651,300

18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA		9,174,960
75,475	Total Illinois				63,075,413

	Indiana – 4.0% (2.7% of Total Investments)

11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–		11,316,761

3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,761,218

6,300	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+		6,968,493
21,110	Total Indiana				22,046,472

	Kansas – 1.4% (0.9% of Total Investments)

5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA		5,567,650

2,000	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/21 – FGIC Insured	10/13 at 100.00	Aa2		2,122,040
7,500	Total Kansas				7,689,690

	Kentucky – 5.8% (3.9% of Total Investments)

3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3		3,166,021

	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
2,530	6.150%, 10/01/27 – NPFG Insured	10/13 at 101.00	Baa1		2,603,800
12,060	6.150%, 10/01/28 – NPFG Insured	10/13 at 101.00	Baa1		12,407,328

	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
3,815	6.150%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	BBB	(4)	4,259,905
6,125	6.150%, 10/01/28 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	BBB	(4)	6,839,298

2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA+	(4)	2,567,800
29,775	Total Kentucky				31,844,152

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Louisiana – 3.7% (2.5% of Total Investments)

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$11,325	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		$11,510,617
8,940	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1		8,832,005

10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.865%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		9,517

5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.833%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		4,759
20,280	Total Louisiana				20,356,898

	Maine – 0.1% (0.1% of Total Investments)

555	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 – NPFG Insured	7/29 at 100.00	Aaa		556,909

	Maryland – 1.4% (0.9% of Total Investments)

7,335	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.500%, 3/01/18 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2		7,467,177

	Massachusetts – 5.7% (3.7% of Total Investments)

5,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.000%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AAA		5,158,950

4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		4,266,080

6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A		6,641,460

3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.437%, 1/01/16 (IF)	No Opt. Call	AAA		4,054,893

	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	1,369,938
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	1,095,950
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	1,309,660
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	2,191,900

3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+		3,480,558

1,245	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	No Opt. Call	AA+		1,358,868
28,490	Total Massachusetts				30,928,257

	Michigan – 2.9% (1.9% of Total Investments)

1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	AA+		1,912,929

2,750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	No Opt. Call	Aa3		2,963,070

10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1		10,841,051
15,160	Total Michigan				15,717,050

	Minnesota – 0.2% (0.1% of Total Investments)

1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA+		1,035,740

	Mississippi – 2.2% (1.4% of Total Investments)

2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 – FGIC Insured (ETM)	No Opt. Call	BBB	(4)	3,142,178

2,545	Harrison County Wastewater Management District, Mississippi, Wastewater Treatment Facilities Revenue Refunding Bonds, Series 1991A, 8.500%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R	(4)	2,693,704

5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+		6,019,393
10,705	Total Mississippi				11,855,275

Nuveen Investments	31

Nuveen Insured Quality Municipal Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Nebraska – 2.3% (1.5% of Total Investments)

$12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA		$12,275,456

	Nevada – 2.3% (1.5% of Total Investments)

27,700	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R		6,371,000

5,720	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R	(4)	5,883,306
33,420	Total Nevada				12,254,306

	New Jersey – 2.1% (1.4% of Total Investments)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A		1,776,211
1,700	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A		1,770,244

6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+		6,928,140

1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+		1,058,480
10,400	Total New Jersey				11,533,075

	New Mexico – 0.9% (0.6% of Total Investments)

	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,345	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA		1,460,791
3,290	5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AAA		3,563,662
4,635	Total New Mexico				5,024,453

	New York – 8.3% (5.4% of Total Investments)

15,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		15,534,900

4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		3,714,922

2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–		3,075,162

3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–		3,199,911

2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+		2,101,080

7,800	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–		7,974,174

1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2		1,392,555

1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 17.026%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+		1,977,406

595	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/12 at 100.00	AA+		595,946

	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA		2,700,883
2,465	5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA		2,685,642
43,620	Total New York				44,952,581

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Ohio – 3.5% (2.3% of Total Investments)

$7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 – FGIC Insured	6/14 at 100.00	A+	$7,518,210

9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	8,591,031

3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+	3,200,565
19,110	Total Ohio			19,309,806

	Pennsylvania – 8.8% (5.8% of Total Investments)

3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,216,720

1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	No Opt. Call	AA+	1,223,506

6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,102,060

1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	1,702,960

2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	2,535,334

3,735	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	3,861,056

5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	5,401,026

3,655	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Tenth Series 2011B, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	4,020,025

	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	No Opt. Call	AA+	5,053,800
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+	8,023,328

2,500	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+	2,516,550

2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB	2,048,080

	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA+	1,170,979
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA+	1,046,840
46,480	Total Pennsylvania			47,922,264

	Puerto Rico – 2.4% (1.6% of Total Investments)

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A3	2,613,850

31,870	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	4,663,218

5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3	5,954,050
39,370	Total Puerto Rico			13,231,118

	South Carolina – 2.3% (1.5% of Total Investments)

2,425	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 – AMBAC Insured	2/14 at 100.00	Aa1	2,595,017

9,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	9,986,716
12,375	Total South Carolina			12,581,733

Nuveen Investments	33

Nuveen Insured Quality Municipal Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Tennessee – 1.3% (0.9% of Total Investments)

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A:
$7,500	0.000%, 1/01/24 – AGM Insured	1/13 at 52.75	AA–		$3,744,675
5,000	0.000%, 1/01/25 – AGM Insured	1/13 at 49.71	AA–		2,349,000
2,750	0.000%, 1/01/26 – AGM Insured	1/13 at 46.78	AA–		1,214,235
15,250	Total Tennessee				7,307,910

	Texas – 13.5% (8.9% of Total Investments)

2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+		2,410,758

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		1,733,660

3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 – AGM Insured (UB)	7/14 at 100.00	AA–		3,427,715

1,940	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – NPFG Insured (Alternative Minimum Tax)	11/13 at 100.00	A+		1,948,226

3,735	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+	(4)	3,964,889

4,700	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA		5,093,907

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA+		3,614,590
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA+		2,121,377

17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA	(4)	22,322,190

2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 – AMBAC Insured	2/12 at 100.00	A		2,006,040

22,045	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Children’s Medical Center of Dallas, Series 2002, 5.250%, 8/15/32 – AMBAC Insured	8/12 at 101.00	Aa3		22,334,010

2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2		2,515,341
66,500	Total Texas				73,492,703

	Utah – 0.7% (0.5% of Total Investments)

3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752-1, 12.772%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA		4,067,670

	Washington – 9.8% (6.4% of Total Investments)

8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+		8,399,520

1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.341%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		1,937,777

14,895	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, Park Place Project, Series 2000A, 7.000%, 5/20/42	11/11 at 105.00	AA+		15,650,325

4,405	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, RHF/Esperanza Apartments Project, Series 2000A, 6.125%, 3/20/42 (Alternative Minimum Tax)	3/12 at 102.00	AA+		4,487,682

1,970	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A		1,997,994

10,000	Washington State, General Obligation Bonds, Series 2002A-R-03, 5.000%, 1/01/19 – NPFG Insured	1/12 at 100.00	AA+		10,072,700

21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB)	No Opt. Call	AA+		10,545,278
62,445	Total Washington				53,091,276

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Wisconsin – 0.5% (0.3% of Total Investments)

$1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2	(4)	$1,845,850

1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1		1,024,990
2,635	Total Wisconsin				2,870,840

	Wyoming – 0.4% (0.2% of Total Investments)

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB		1,011,908
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB		1,017,718
2,000	Total Wyoming				2,029,626
$964,298	Total Investments (cost $819,205,820) – 151.7%				826,037,255
	Floating Rate Obligations – (9.6)%				(52,335,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (44.2)% (7)				(240,400,000)
	Other Assets Less Liabilities – 2.1%				11,198,087
	Net Assets Applicable to Common Shares – 100%				$544,500,342

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)

At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.1%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Insured Municipal Opportunity Fund, Inc. Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.5% (1.7% of Total Investments)

$10,500	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+		$10,109,400

2,500	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa		2,589,850

	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D:
425	5.000%, 2/01/38 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa		439,386
14,800	5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa		15,318,148

10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured	1/12 at 100.00	Caa3		7,363,849
38,420	Total Alabama				35,820,633

	Arizona – 2.5% (1.6% of Total Investments)

	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 – AMBAC Insured	3/15 at 100.00	AA–		2,068,360
2,000	5.000%, 9/01/27 – AMBAC Insured	3/15 at 100.00	AA–		2,057,000

1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3		1,029,090
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA+		3,128,580

1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA+	(4)	1,110,440

5,200	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032- 11034, 14.880%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2		4,874,480

1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 – NPFG Insured	7/14 at 100.00	AA+		1,220,162

13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA		14,197,955

5,000	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/41 – FGIC Insured	7/15 at 100.00	AA+		5,121,550
33,840	Total Arizona				34,807,617

	Arkansas – 0.2% (0.2% of Total Investments)

2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1		2,734,959

	California – 21.3% (14.1% of Total Investments)

5,600	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–		3,494,904

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
30,000	5.375%, 5/01/17 (Pre-refunded 5/01/12) – SYNCORA GTY Insured	5/12 at 101.00	Aaa		31,076,100
20,000	5.375%, 5/01/18 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aaa		20,717,400

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		33,963
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		28,303

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA		4,045,661
2,795	5.000%, 12/01/27 – NPFG Insured (UB)	12/14 at 100.00	AAA		3,021,367

10,150	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1		10,330,772

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	A1		$3,622,395

5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA		6,217,303

10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2		9,574,400

1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,366,936

5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2		2,847,432

5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	5/12 at 101.00	BBB		4,856,650

2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA		2,935,773

20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+	(4)	21,521,400

3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2		3,221,880

5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–		3,748,524

5,515	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A		5,559,396

690	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A	(4)	721,223

	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	12/11 at 101.00	N/R		13,950,000
5,000	5.125%, 6/15/33 – AMBAC Insured	12/11 at 101.00	N/R		4,529,700

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	BBB		1,808,789

6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/13 at 100.00	AA+		6,099,840

2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	AA+		3,273,742

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,723,725

1,220	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+		1,343,745

3,030	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 – AMBAC Insured	1/12 at 100.00	AA+		3,038,696

2,105	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+		1,916,055

66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa		52,268,370

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 – NPFG Insured	1/12 at 100.00	Baa1		24,949,610
21,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1		3,862,045

21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+		16,132,120

Nuveen Investments	37

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings(3)		Value

	California (continued)

$11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa1		$12,198,825

6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	AA+		6,871,305

5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		5,028,700
344,735	Total California				298,937,049

	Colorado – 3.2% (2.1% of Total Investments)

1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB		949,968

1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 – AGM Insured	11/15 at 100.00	AA+		2,056,655

1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 – NPFG Insured	6/14 at 100.00	AA–		1,038,430

4,950	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	5,374,463

1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 – AGM Insured	12/14 at 100.00	Aa1		1,816,229

35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	Baa1		17,095,825

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa1		3,546,700

4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+	(4)	5,116,324

4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+		4,586,127

2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 – FGIC Insured	12/14 at 100.00	Aa2		2,701,625

1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		1,069,900
69,020	Total Colorado				45,352,246

	Connecticut – 0.2% (0.2% of Total Investments)

3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA		3,467,490

	District of Columbia – 1.0% (0.6% of Total Investments)

	District of Columbia Water and Sewerage Authority, Subordinate Lien Public Utility Revenue Bonds, Series 2003:
5,000	5.125%, 10/01/24 – FGIC Insured	10/13 at 100.00	AA–		5,312,250
5,000	5.125%, 10/01/25 – FGIC Insured	10/13 at 100.00	AA–		5,315,150

2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		2,734,721
12,670	Total District of Columbia				13,362,121

	Florida – 25.0% (16.5% of Total Investments)

1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	A1		1,307,425

975	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27 (Alternative Minimum Tax)	12/11 at 100.00	Aaa		975,897

3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 – NPFG Insured	7/13 at 100.00	Aa3		4,030,788

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+		$2,243,783

4,500	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003, 5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	AA		4,770,450

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+		6,167,520

	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2		5,367,697
12,585	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2		13,009,618

	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
1,260	5.350%, 9/01/18 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+		1,261,336
1,000	5.400%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+		1,000,740

	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Refunding Bonds, Saxon Manor Isles Project, Series 1998A, Subseries 1:
1,040	5.350%, 9/01/18 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+		1,041,102
1,400	5.400%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+		1,401,036

1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–		1,569,255

3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	A		3,146,940

	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,230	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+		1,231,710
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+		1,891,040

900	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 – NPFG Insured	4/12 at 100.00	A2		903,879

	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 – AMBAC Insured	10/13 at 100.00	N/R		972,881
475	5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	N/R		501,624

	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1		1,288,700
1,095	5.000%, 10/01/23 – NPFG Insured	10/13 at 100.00	A1		1,128,036
1,225	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	A1		1,258,332

1,555	DeSoto County, Florida, Capital Improvement Revenue Bonds, Series 2002, 5.250%, 10/01/20 (Pre-refunded 4/01/12) – NPFG Insured	4/12 at 101.00	A1	(4)	1,603,252

2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – NPFG Insured	2/15 at 100.00	Baa1		2,588,975

2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – AGM Insured	8/15 at 100.00	AA+		2,559,425

1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A		1,224,948

3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	N/R	(4)	4,286,755

1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 – AMBAC Insured	1/12 at 100.00	N/R		931,570

	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
250	5.375%, 11/01/25 – NPFG Insured	5/12 at 100.00	A–		250,238
185	5.375%, 11/01/30 – NPFG Insured	5/12 at 100.00	A–		185,111

525	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 – NPFG Insured	5/12 at 101.00	A–		531,174

2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA+		2,131,540

Nuveen Investments	39

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,200	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20 – FGIC Insured	1/12 at 101.00	N/R		$5,212,324

1,500	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20 (Mandatory put 12/01/19) – FGIC Insured	12/11 at 100.00	N/R		1,503,360

1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+		1,964,292

2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured	No Opt. Call	Aaa		3,115,200

1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2		1,036,670

6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – NPFG Insured	7/13 at 100.00	Aa2		6,075,660

2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 – AMBAC Insured	11/13 at 101.00	AA		2,145,900

1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+		1,051,430

2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	A+		2,705,936

	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	Baa1		1,617,282
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	Baa1		1,758,447

4,425	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001C, 5.500%, 11/15/36 – NPFG Insured	11/12 at 100.00	Aa2		4,464,206

1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A1		1,573,358

1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Crossover Refunding Series 2007B, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	Aa2		1,567,890

1,000	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/14 – FGIC Insured	10/13 at 100.00	Aa2		1,077,330

1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 – AMBAC Insured Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:	10/13 at 100.00	AA+		1,541,118
1,730	5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R		1,755,500
2,000	5.000%, 10/01/19 – AMBAC Insured	10/12 at 100.00	N/R		2,025,380

4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA+		4,742,719

1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A2		1,278,278

1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	10/14 at 100.00	A–		1,561,528

1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A		980,520

3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	Aa3		3,071,580

2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 – NPFG Insured Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:	10/13 at 100.00	Aa2		2,139,000
1,350	5.250%, 10/01/17 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	1,472,297
1,000	5.250%, 10/01/18 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	1,090,590

2,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3		2,037,040

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	$2,178,946

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
5,615	5.750%, 10/01/19 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,756,161
35,920	5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	35,959,512

12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	Aa3	12,392,241

5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,329,097

18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 – NPFG Insured	4/12 at 60.06	A2	10,460,160

3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA+	3,094,980

2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA+	2,364,680

	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	Baa1	1,336,156
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	Baa1	2,164,562

2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA+	2,061,500

1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA–	1,041,720

3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 – FGIC Insured	1/13 at 100.00	AA	3,326,216

2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	A+	2,540,700

	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Aa3	2,596,275
7,820	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	8,061,873

1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa3	1,799,508

1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA+	1,070,123

2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	AA–	2,224,820

3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,117,390

8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA+	7,588,240

	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 – NPFG Insured	10/13 at 100.00	A1	1,063,910
500	5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A1	531,955
500	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	A1	531,955

3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA+	3,093,900

	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003:
2,225	5.000%, 8/15/18 – AGM Insured	8/13 at 100.00	Aa3	2,335,872
1,300	5.000%, 8/15/21 – AGM Insured	8/13 at 100.00	Aa3	1,344,967

1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	1,211,395

Nuveen Investments	41

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	$946,760

	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002:
1,190	5.250%, 5/01/15 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	Aa3 (4)	1,219,583
1,980	5.250%, 5/01/17 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	Aa3 (4)	2,029,223

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	5,748,442
8,500	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	8,871,620

1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	BBB (4)	1,982,585

1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 – NPFG Insured	9/14 at 100.00	Aa3	1,049,120

1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,976,580

	Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
1,360	5.250%, 1/01/17 – FGIC Insured	1/13 at 100.00	BBB	1,420,765
770	5.250%, 1/01/18 – FGIC Insured	1/13 at 100.00	BBB	800,561
500	5.250%, 1/01/20 – FGIC Insured	1/13 at 100.00	BBB	519,845

5,740	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	6,931,337

3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Baa1	3,886,142

4,260	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA+	4,381,708

	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
5,000	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	5,537,900
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,442,184

	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa3	1,579,843
1,555	5.125%, 10/01/21 – AGM Insured	10/13 at 100.00	Aa3	1,663,073

2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,581,025

1,245	Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/12) – FGIC Insured	4/12 at 100.00	A+(4)	1,269,850

400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA+	423,144

1,765	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/22 – AGM Insured	1/15 at 100.00	AA+	1,880,660

1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	1/12 at 100.00	Aaa	1,520,655

10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	Aa3	10,090,681

1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	Aa2	1,437,065

4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3	4,410,347

2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+	2,091,360

12,000	Volusia County, Florida, School Board Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3	12,121,440

1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3	1,836,283
349,255	Total Florida			351,556,207

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 2.0% (1.3% of Total Investments)

$1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	$1,049,050

10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	10,627,300

1,155	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA+	1,220,535

2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	2,901,558

1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 – NPFG Insured	9/14 at 102.00	AA–	1,687,914

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,833,210
1,135	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,227,548
4,500	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	4,568,040

660	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Series 1996, 5.250%, 8/01/13 – NPFG Insured	1/12 at 100.00	A–	661,709

2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	Aa3	2,355,008
26,740	Total Georgia			28,131,872

	Idaho – 0.2% (0.1% of Total Investments)

5	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-1, 6.750%, 7/01/22	No Opt. Call	Aaa	5,231

5	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)	No Opt. Call	Aaa	5,078

100	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	100,537

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	1,078,100
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,138,325
2,175	Total Idaho			2,327,271

	Illinois – 7.5% (4.9% of Total Investments)

1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 – AGM Insured	12/14 at 100.00	AA+	1,149,257

7,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	7,367,290

7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	7,551,720

7,025	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,029,558

10,330	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 – NPFG Insured	11/11 at 100.00	Baa1	10,334,339

3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	12/11 at 100.00	Baa1	3,296,120

6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA+	7,051,498

5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 – AGM Insured	No Opt. Call	AA+	5,749,839

22,610	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.125%, 2/01/27 – FGIC Insured	2/12 at 100.00	A+	22,632,836

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,605,200
15,000	0.000%, 6/15/46 (WI/DD, Settling 11/01/11) – AGM Insured	No Opt. Call	AAA	1,820,550

Nuveen Investments	43

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	$4,787,748

5,920	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.617%, 6/15/42 (IF) (6)	6/20 at 100.00	AAA	5,518,032

	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	Aaa	4,635,562
2,365	5.000%, 12/01/23 – FGIC Insured	12/14 at 100.00	Aaa	2,570,329

4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A+	1,817,320

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA+	1,119,692
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA+	1,217,678
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA+	1,353,244
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA+	1,223,536
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA+	2,381,946
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA+	2,609,759
150,790	Total Illinois			104,823,053

	Indiana – 4.6% (3.0% of Total Investments)

2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	AA+ (4)	2,189,030

5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	5,045,200

8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	8,687,595

5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	No Opt. Call	AA+	5,254,450

20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	9,100,200

9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	10,365,643

3,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+ (4)	3,358,713

1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (4)	1,468,144

5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 – AMBAC Insured	7/13 at 100.00	AA–	5,074,350

10,000	Purdue University, Indiana, Student Fee Bonds, Series 2002O, 5.000%, 7/01/19 (Pre-refunded 1/01/12) – NPFG Insured	1/12 at 100.00	Aaa	10,080,300

3,705	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa3 (4)	3,995,250
73,440	Total Indiana			64,618,875

	Kansas – 0.7% (0.4% of Total Investments)

2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 – AGM Insured	9/14 at 101.00	AA+	2,196,117

	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
2,145	5.000%, 9/01/27 – AGM Insured	9/14 at 100.00	Aa3	2,206,733
4,835	5.000%, 9/01/29 – AGM Insured	9/14 at 100.00	Aa3	4,942,869
9,035	Total Kansas			9,345,719

	Kentucky – 2.0% (1.3% of Total Investments)

3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 – NPFG Insured	6/14 at 100.00	Aa3	4,160,327

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Kentucky (continued)

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:

$3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA+		$4,417,886

10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA+		11,050,800

7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+		8,070,450
25,230	Total Kentucky				27,699,463

	Louisiana – 4.8% (3.2% of Total Investments)

5,000	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	3/12 at 100.00	BBB		5,002,200

3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA+		3,496,001

3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		3,321,027

4,525	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1		4,723,557

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1		2,552,520
4,415	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1		4,671,379
5,000	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1		5,315,550

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		3,354,087
35,725	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1		35,293,442

38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.865%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		36,481
66,758	Total Louisiana				67,766,244

	Maine – 0.2% (0.2% of Total Investments)

3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aaa		3,208,410

	Maryland – 0.3% (0.2% of Total Investments)

5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+		4,889,018

	Massachusetts – 5.1% (3.4% of Total Investments)

4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		4,799,340

22,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42 (Pre-refunded 1/01/12) – AMBAC Insured	1/12 at 101.00	A	(4)	22,911,525

5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.895%, 12/15/34 (IF) (6)	12/19 at 100.00	AAA		6,923,777

11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+		12,177,660

15,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	16,439,250

7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+		7,287,575

1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA–	(4)	1,707,720
67,085	Total Massachusetts				72,246,847

	Michigan – 2.3% (1.5% of Total Investments)

5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2		6,076,387

6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	4/18 at 100.00	Baa1		5,896,080

Nuveen Investments	45

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$7,420	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%, 7/01/27 – NPFG Insured	1/12 at 100.00	A+		$7,419,406

2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	1/12 at 100.00	A		1,949,480

1,085	Grand Rapids Community College, Kent County, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 – AMBAC Insured	5/13 at 100.00	Aa1		1,148,657

10,000	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/11 at 101.00	BBB+		10,043,900
31,995	Total Michigan				32,533,910

	Minnesota – 2.1% (1.4% of Total Investments)

5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA+		5,615,100

5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+		6,067,122

4,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+		4,460,920

12,895	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Marian Center Project, Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)	12/11 at 102.00	N/R	(4)	13,262,121
26,915	Total Minnesota				29,405,263

	Missouri – 0.3% (0.2% of Total Investments)

4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	A–		4,269,004

	Montana – 0.2% (0.2% of Total Investments)

3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA+		3,233,370

	Nebraska – 2.4% (1.6% of Total Investments)

27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA		27,393,809

5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+		5,352,800

1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+		1,076,800
33,125	Total Nebraska				33,823,409

	Nevada – 8.5% (5.6% of Total Investments)

7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA		7,706,440

3,500	Clark County School District, Nevada, General Obligation Bonds, Series 2004B, 5.000%, 6/15/18 – AGM Insured	6/14 at 100.00	AA+		3,802,820

3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA+		3,158,760

8,475	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	AA+		8,541,783

3,630	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	3,814,404

16,840	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+		17,582,981

7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3		7,525,876

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
15,000	5.625%, 1/01/34 – AMBAC Insured (5)	1/12 at 100.00	N/R		3,450,000
11,400	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R		2,622,000

10,285	Henderson, Nevada, General Obligation Sewer Bonds, Series 2004, 5.000%, 6/01/34 – FGIC Insured	12/14 at 100.00	AA+		10,488,952

14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 – FGIC Insured	6/12 at 100.00	A3		14,947,238

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$25,300	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	A3	(4)	$26,057,482

10,000	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R	(4)	10,285,500
136,785	Total Nevada				119,984,236

	New Jersey – 4.2% (2.8% of Total Investments)

	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2		2,163,460
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2		2,430,248

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A		4,022,596
3,850	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A		4,009,082

26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+		30,021,940

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
8,250	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+		8,732,460
2,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA+		2,100,000

3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA+		3,551,703

1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3		1,607,252
52,850	Total New Jersey				58,638,741

	New Mexico – 1.3% (0.8% of Total Investments)

3,660	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa3		3,897,827

13,600	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA+		14,125,776
17,260	Total New Mexico				18,023,603

	New York – 8.0% (5.3% of Total Investments)

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		2,041,454

7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1		7,807,118

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA		3,671,902

3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		3,478,186

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–		13,300,875

6,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–		6,690,723

2,800	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+		2,941,512

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,500	5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	AA–		1,536,135
5,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–		5,111,650

3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2		3,265,488

2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+		2,981,623

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA		5,506,000

10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA		10,721,000

Nuveen Investments	47

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	New York (continued)

$5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 – AMBAC Insured	1/15 at 100.00	A+		$5,316,100

14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA+		14,625,380

2,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–		2,126,320

3,650	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA		3,976,712

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 – FGIC Insured	3/14 at 100.00	AAA		1,075,780
5,000	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA		5,366,800

10,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/32 – NPFG Insured	11/12 at 100.00	Aa3		10,312,100
106,250	Total New York				111,852,858

	North Carolina – 1.2% (0.8% of Total Investments)

	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	5.000%, 5/01/22 – FGIC Insured	5/14 at 100.00	AA–		2,272,462
2,575	5.000%, 5/01/26 – FGIC Insured	5/14 at 100.00	AA–		2,648,336

5,250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA+		5,504,625

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3		3,393,390
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3		3,468,910
16,440	Total North Carolina				17,287,723

	North Dakota – 0.5% (0.3% of Total Investments)

	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3		2,415,488
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3		1,480,026
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3		3,243,150
6,550	Total North Dakota				7,138,664

	Ohio – 4.7% (3.1% of Total Investments)

2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 – FGIC Insured	6/14 at 100.00	A+		2,830,465

2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+	(4)	2,271,300

2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 – AMBAC Insured	6/14 at 100.00	BBB+		2,467,903

2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Baa1		2,304,137

19,595	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		18,611,527

20,100	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 – AMBAC Insured	11/11 at 100.00	AA–		20,104,221

	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	Aa3		4,949,400
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3		6,739,620

3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	3,280,140

2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA+		2,114,500
64,315	Total Ohio				65,673,213

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Oklahoma – 2.4% (1.6% of Total Investments)

$3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		$3,837,225

	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	No Opt. Call	AAA		1,136,340
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA		1,648,875

1,210	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+		1,215,118

21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A		21,019,950

4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	Aa3		5,159,917
33,090	Total Oklahoma				34,017,425

	Oregon – 0.5% (0.3% of Total Investments)

2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+		2,662,815

4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA		4,507,720
6,535	Total Oregon				7,170,535

	Pennsylvania – 5.0% (3.3% of Total Investments)

2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	No Opt. Call	AA+		2,273,726

7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA–		8,370,861

5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		5,432,858

1,565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		1,617,819

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A		1,842,012

	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B:
5,000	4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA+		5,000,950
6,740	4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		6,741,281

2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		2,772,683

10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+		10,220,800

7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+		7,101,704

5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+		5,420,611

6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa2		6,615,324

	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA+		3,541,559
3,450	5.000%, 1/15/23 – AGM Insured (UB)	1/16 at 100.00	AA–		3,701,091
68,375	Total Pennsylvania				70,653,279

	Puerto Rico – 0.9% (0.6% of Total Investments)

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+	(4)	2,868,375

670	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 – FGIC Insured	7/13 at 100.00	Baa1		694,690

1,330	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Baa1	(4)	1,437,624

1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA+		1,617,921

Nuveen Investments	49

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

$36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	$5,267,520
42,050	Total Puerto Rico			11,886,130

	Rhode Island – 0.3% (0.2% of Total Investments)

2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	1/12 at 100.00	Baa1	2,199,346

1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 – AMBAC Insured	9/14 at 100.00	A1	1,523,470
3,600	Total Rhode Island			3,722,816

	South Carolina – 5.8% (3.8% of Total Investments)

14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.626%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1	16,365,222

10,000	Beaufort County, South Carolina, Tax Increment Bonds, New River Redevelopment Project, Series 2002, 5.000%, 6/01/27 – NPFG Insured	12/12 at 100.00	A+	10,099,900

	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
2,000	5.250%, 8/15/22 – NPFG Insured	8/14 at 100.00	Baa1	2,156,460
2,605	5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	Baa1	2,806,158
2,385	5.250%, 8/15/25 – NPFG Insured	8/14 at 100.00	Baa1	2,519,442

5,880	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 – AMBAC Insured	No Opt. Call	N/R	5,531,610

4,500	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA+	4,626,045

8,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 – AMBAC Insured	11/12 at 100.00	A	8,237,920

10,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002B, 5.450%, 11/01/32 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	10,019,700

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA+	1,371,425

17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	17,564,575
78,770	Total South Carolina			81,298,457

	Texas – 5.6% (3.7% of Total Investments)

4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+	4,657,627

405	Capital Area Housing Finance Corporation, Texas, FNMA Backed Single Family Mortgage Revenue Refunding Bonds, Series 2002A-2, 6.300%, 4/01/35 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 106.00	Aaa	431,405

8,545	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	8,556,279

25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	20,913,500

4,671	Houston Housing Finance Corporation, Texas, GNMA Collateralized Mortgage Multifamily Housing Revenue Bonds, RRG Apartments Project, Series 2001, 6.350%, 3/20/42	3/12 at 105.00	Aaa	4,839,156

	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
4,000	5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,335,240
5,000	5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,419,050

17,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 5.250%, 9/01/33 – AMBAC Insured	3/12 at 100.00	A2	17,397,450

225	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	225,117

2,960	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 – NPFG Insured	5/21 at 100.00	A1	2,968,318

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$7,550	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 – NPFG Insured	8/16 at 100.00	Baa1		$7,535,353

1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	11/11 at 100.00	AA–		1,878,106
82,101	Total Texas				79,156,601

	Utah – 1.3% (0.9% of Total Investments)

2,000	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AA–	(4)	2,150,400

15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB)	6/18 at 100.00	AAA		15,967,650
17,000	Total Utah				18,118,050

	Virginia – 0.2% (0.1% of Total Investments)

1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 – AGM Insured	6/14 at 100.00	AA+		1,137,900

1,000	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+		1,022,880
2,035	Total Virginia				2,160,780

	Washington – 6.0% (4.0% of Total Investments)

10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/12 at 100.00	AAA		10,007,600

2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 – FGIC Insured	1/15 at 100.00	AA–		2,568,650

3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004,	12/14 at 100.00	AA+		3,827,145

	5.000%, 10/01/24 – FGIC Insured

7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.741%,	1/19 at 100.00	Aa1		8,759,550

	1/01/39 – AGC Insured (IF) (6)

17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+		17,848,980

4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.341%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	Aa2		5,056,841

11,000	Port of Seattle, Washington, Revenue Bonds, Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3		11,283,580

4,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa		5,202,723

	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA		4,165,256
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA		4,347,420
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA		4,543,110

5,945	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.326%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		6,917,721
78,305	Total Washington				84,528,576

	West Virginia – 0.8% (0.5% of Total Investments)
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA		10,525,200

	Wisconsin – 2.9% (1.9% of Total Investments)

15,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 – NPFG Insured	2/12 at 100.00	Baa1		15,001,347

10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		10,232,532

290	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 – FGIC Insured	5/14 at 100.00	AA		319,101

Nuveen Investments	51

Nuveen Insured Municipal Opportunity Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,600	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	$2,893,017

10,945	Wisconsin State, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	AA	11,973,389
39,135	Total Wisconsin			40,419,386
$2,244,054	Total Long-Term Investments (cost $2,060,471,535) – 150.7%			2,116,616,323

	Short-Term Investments – 0.7% (0.5% of Total Investments)

	Missouri - 0.5% (0.4% of Total Investments)

8,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 2.630%, 7/01/26 (7)	No Opt. Call	A-2	8,000,000

	North Carolina - 0.2% (0.1% of Total Investments)

2,500	Sampson County, North Carolina, Certificates of Participation, Series 2006, Variable Rate Demand Obligations, Series 112, 0.340%, 6/01/34 – AGM Insured (7)	6/17 at 100.00	A-1	2,500,000
$10,500	Total Short-Term Investments (cost $10,500,000)			10,500,000
	Total Investments (cost $2,070,971,535) - 151.4%			2,127,116,323
	Floating Rate Obligations – (7.6)%			(106,158,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.5)% (8)			(667,200,000)
	Other Assets Less Liabilities – 3.7%			51,055,675
	Net Assets Applicable to Common Shares – 100%			$1,404,813,665

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen Premier Insured Municipal Income Fund, Inc. Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 0.8% (0.5% of Total Investments)

$2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 – AMBAC Insured	8/15 at 100.00	AA+		$2,277,704

	Arizona – 4.1% (2.7% of Total Investments)

2,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+		2,111,660

4,370	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA		4,599,338

5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 – FGIC Insured	No Opt. Call	AA		4,965,000
11,370	Total Arizona				11,675,998

	Arkansas – 1.5% (1.0% of Total Investments)

4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+		4,255,532

	California – 22.6% (15.0% of Total Investments)

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		11,321

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA		1,070,180

1,890	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/30 – FGIC Insured	8/12 at 34.88	A+		550,803

4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+	(4)	3,045,782

1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 – AGM Insured	10/14 at 100.00	AA+		1,066,054

1,150	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2		627,164

40	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I, 7.150%, 12/30/24 (Alternative Minimum Tax)	No Opt. Call	AA+		41,447

30	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III, 7.450%, 6/30/25 (Alternative Minimum Tax)	No Opt. Call	AA+		31,153

3,220	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa		4,081,447

5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa1		5,868,200

8,460	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa		11,274,050

5,705	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa		6,308,247

8,135	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa		10,732,912

29,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1		5,799,130

2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB+		2,015,600

4,725	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+		3,586,181

4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Aaa		2,987,568

1,815	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1		1,841,608

3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA		3,826,332
86,005	Total California				64,765,179

Nuveen Investments	53

Nuveen Premier Insured Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado – 7.7% (5.1% of Total Investments)

$3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008C-1, Trust 1090, 15.136%, 10/01/41 – AGM Insured (IF) (6)	4/18 at 100.00	AA		$3,146,190

2,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/18 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+		2,579,800

20,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1		5,609,800

4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 – AGM Insured	12/14 at 100.00	AA+		4,760,968

2,065	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	2,337,435

1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2	(4)	1,571,353

1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	Aa2	(4)	1,027,880

1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		1,069,900
35,360	Total Colorado				22,103,326

	District of Columbia – 0.2% (0.1% of Total Investments)

665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		681,120

	Florida – 5.6% (3.7% of Total Investments)

2,285	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	A–		2,372,218

1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	Aa2		1,600,725

1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	No Opt. Call	AA+		1,282,848

4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA+		4,111,360

4,240	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2003-1, 5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	A1		4,526,327

2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA		2,076,560
15,225	Total Florida				15,970,038

	Georgia – 2.0% (1.3% of Total Investments)

2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+		2,805,084

1,250	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		1,296,138

1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+		1,642,505
5,300	Total Georgia				5,743,727

	Hawaii – 0.8% (0.5% of Total Investments)

2,250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	Baa1		2,269,688

	Illinois – 14.8% (9.9% of Total Investments)

4,000	Bridgeview, Illinois, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 – FGIC Insured	12/12 at 100.00	A–		4,065,760

8,200	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	Aa3		8,710,532

1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		1,520,833

21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3		18,202,822

1,320	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41– AGM Insured	8/21 at 100.00	AA+		1,385,116

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	$2,564,175

5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/46 (WI/DD, Settling 11/01/11) – AGM Insured	No Opt. Call	AAA	606,850

200	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	200,310

5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A2	3,161,310

1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA+	2,179,970
51,435	Total Illinois			42,597,678

	Indiana – 5.5% (3.6% of Total Investments)

2,720	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,780,030

	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 – AMBAC Insured	11/14 at 100.00	Aaa	1,123,372
1,060	5.250%, 11/15/20 – AMBAC Insured	11/14 at 100.00	Aaa	1,170,855
1,100	5.250%, 11/15/21 – AMBAC Insured	11/14 at 100.00	Aaa	1,215,038

9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	5,054,896

3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	3,234,210

1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 – AGM Insured	7/14 at 102.00	AA+	1,078,150
19,150	Total Indiana			15,656,551

	Iowa – 1.2% (0.8% of Total Investments)

3,345	Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical Center, Series 2003, 5.000%, 6/15/17 – AMBAC Insured	6/13 at 100.00	N/R	3,438,593

	Kansas – 0.3% (0.2% of Total Investments)

985	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31 – AGM Insured	9/14 at 100.00	Aa3	1,002,228

	Louisiana – 3.1% (2.1% of Total Investments)

670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA+	703,400

885	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	923,834

7,160	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	7,277,352
8,715	Total Louisiana			8,904,586

	Maryland – 2.2% (1.5% of Total Investments)

1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA+	1,209,960

5,000	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.125%, 3/01/21 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	5,072,950
6,200	Total Maryland			6,282,910

	Massachusetts – 4.7% (3.1% of Total Investments)

2,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	2,666,300

3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.546%, 7/01/29 (IF)	7/19 at 100.00	AA	3,639,352

Nuveen Investments	55

Nuveen Premier Insured Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+		$4,871,064

1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+		1,732,745

500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	No Opt. Call	AA+		545,730
12,460	Total Massachusetts				13,455,191

	Michigan – 1.3% (0.9% of Total Investments)

3,810	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43 (Alternative Minimum Tax)	8/12 at 102.00	Aaa		3,852,482

	Minnesota – 0.5% (0.3% of Total Investments)

100	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	2/12 at 100.00	AA+		100,439

1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+		1,208,590
1,100	Total Minnesota				1,309,029

	Missouri – 1.4% (1.0% of Total Investments)

2,000	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/21 – NPFG Insured	10/13 at 100.00	A–		2,123,520

2,035	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Tender Option Bond Trust DCL-017, 2.630%, 7/01/26	No Opt. Call	AAA		2,035,000
4,035	Total Missouri				4,158,520

	Nevada – 6.5% (4.4% of Total Investments)

2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA+		2,105,840

2,100	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	AA+		2,116,548

900	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	945,720

4,715	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+		4,923,026

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
160	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	N/R		14,224
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R		460,000

7,990	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R	(4)	8,223,867
19,865	Total Nevada				18,789,225

	New Jersey – 2.5% (1.6% of Total Investments)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,200	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A		1,253,796
1,200	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A		1,249,584

4,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+		4,618,760
6,400	Total New Jersey				7,122,140

	New Mexico – 1.1% (0.6% of Total Investments)

2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA+		3,132,251

	New York – 7.0% (4.7% of Total Investments)

1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		1,085,880

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A		$689,533

2,185	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		1,989,486

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–		5,320,350

500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+		525,270

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	AA+	(4)	10,516,300
19,335	Total New York				20,126,819

	North Carolina – 3.1% (2.1% of Total Investments)

1,775	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.731%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA		2,273,686

3,100	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.125%, 10/01/32 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA+	(4)	3,358,509

3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3		3,241,327
7,925	Total North Carolina				8,873,522

	Ohio – 4.0% (2.7% of Total Investments)

4,605	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	N/R		4,373,875

2,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3		2,246,540

4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA+		4,906,239
10,795	Total Ohio				11,526,654

	Oklahoma – 1.4% (0.9% of Total Investments)

3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		3,837,225

260	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+		261,100
3,760	Total Oklahoma				4,098,325

	Oregon – 4.2% (2.8% of Total Investments)

	Oregon Health Sciences University, Revenue Bonds, Series 2002A:

5,000	5.000%, 7/01/26 – NPFG Insured	1/13 at 100.00	A1		5,053,050
7,000	5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A1		7,041,720
12,000	Total Oregon				12,094,770

	Pennsylvania – 6.9% (4.6% of Total Investments)

1,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1		1,608,360

6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA		6,102,060

4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA		4,225,040

1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		1,810,953

2,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		2,680,509

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,109,073

2,065	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+		2,160,919
19,045	Total Pennsylvania				19,696,914

Nuveen Investments	57

Nuveen Premier Insured Municipal Income Fund, Inc. (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Puerto Rico – 2.8% (1.8% of Total Investments)

$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A3		$2,613,850

1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA+		1,043,820

1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+		1,208,276

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2		731,600

810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3		890,830

1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3	(4)	1,453,787
11,675	Total Puerto Rico				7,942,163

	South Carolina – 0.1% (0.1% of Total Investments)

375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA+		411,428

	Tennessee – 1.9% (1.3% of Total Investments)

3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA		3,163,260

2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – AGM Insured	10/14 at 100.00	AA+		2,238,244
5,055	Total Tennessee				5,401,504

	Texas – 10.5% (7.0% of Total Investments)

1,150	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+		1,215,953

10,175	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+		10,176,933

4,040	Harris County, Texas, Subordinate Lien Unlimited Tax Toll Road Revenue Bonds, Tender Options Bond Trust 3028, 14.052%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA		6,398,310

2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA+		2,193,649

	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 – FGIC Insured	12/13 at 100.00	A+		4,895,232
4,800	5.250%, 12/15/21 – FGIC Insured	12/13 at 100.00	A+		5,147,232
26,875	Total Texas				30,027,309

	Utah – 2.1% (1.4% of Total Investments)

5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA+		6,095,405

	Vermont – 1.8% (1.2% of Total Investments)

5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA+		5,148,050

	Virginia – 0.1% (0.1% of Total Investments)

250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+		255,720

	Washington – 13.2% (8.8% of Total Investments)

	King County School District 405, Bellevue, Washington, General Obligation Bonds, Series 2002:
9,285	5.000%, 12/01/19 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa		9,756,678
12,785	5.000%, 12/01/20 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa		13,434,478

	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003:
2,755	5.250%, 12/01/18 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1	(4)	2,966,942
2,990	5.250%, 12/01/19 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1	(4)	3,220,021

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$4,715	Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%, 4/01/17 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	Aa2		$4,731,644

895	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1		907,250

1,265	Tacoma, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/18 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AA	(4)	1,329,259

1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 17.785%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa		1,483,800
35,940	Total Washington				37,830,072

	Wisconsin – 0.3% (0.2% of Total Investments)

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		993,447
$467,410	Total Long-Term Investments (cost $416,716,808) – 149.8%				429,965,798

	Short-Term Investments – 0.6% (0.4% of Total Investments)

	Florida – 0.6% (0.4% of Total Investments)

1,760	Pinellas County, Florida, Sewer Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2917Z, 0.160%, 10/01/32 – AGM Insured (7)	10/13 at 100.00	N/R		1,760,000
$1,760	Total Short-Term Investments (cost $1,760,000)				1,760,000
	Total Investments (cost $418,476,808) – 150.4%				431,725,798
	Floating Rate Obligations – (6.6)%				(19,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.6)% (8)				(130,900,000)
	Other Assets Less Liabilities – 1.8%				5,241,948
	Net Assets Applicable to Common Shares – 100%				$287,067,746

The Fund intends to invest at least 80% of its managed net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)

At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	59

Nuveen Insured Premium Income Municipal Fund 2 Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.7% (1.1% of Total Investments)

$3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1	$3,821,700

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Baa1	1,200,286
1,040	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Baa1	884,395

2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 – AGM Insured	3/15 at 100.00	AAA	2,716,029
8,775	Total Alabama			8,622,410

	Arizona – 4.9% (3.2% of Total Investments)

	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+	3,030,468
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA+	3,642,555

5,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	5,279,150

12,365	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA	12,876,911
23,665	Total Arizona			24,829,084

	Arkansas – 2.6% (1.7% of Total Investments)

5,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 – AGM Insured	6/14 at 100.00	AA+	6,239,242

	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
2,000	5.000%, 11/01/27 – NPFG Insured	11/14 at 100.00	Aa2	2,089,660
2,000	5.000%, 11/01/28 – NPFG Insured	11/14 at 100.00	Aa2	2,083,860

2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 – AMBAC Insured	12/13 at 100.00	Aa2	2,530,270
12,225	Total Arkansas			12,943,032

	California – 23.7% (15.5% of Total Investments)

22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A	6,022,702

20	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	22,642

1,980	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 – NPFG Insured	12/14 at 100.00	AAA	2,182,673

1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3	1,338,805

10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,930,100

3,175	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/35 – FGIC Insured	8/12 at 26.19	A+	644,938

31,200	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 – NPFG Insured	1/12 at 27.01	Baa1	7,151,664

1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,657,185

7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	6,773,760

1,870	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	1,019,823

6,520	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 – AMBAC Insured	7/15 at 100.00	Aa2	7,104,909

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)

$4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	$4,295,840

3,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30	12/21 at 100.00	AA	3,915,100

15,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	16,267,650

1,750	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	8/13 at 100.00	AAA	1,983,100

8,250	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured	8/13 at 100.00	AAA	8,381,340

1,435	Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AA+ (4)	1,539,741

1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA–	659,520

735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/11 at 100.00	N/R	735,390

	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 – AMBAC Insured	2/15 at 100.00	AA+	1,746,271
720	5.000%, 2/01/25 – AMBAC Insured	2/15 at 100.00	AA+	746,633

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
3,825	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	687,085
23,900	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	3,664,826

2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB+	2,015,600

7,845	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	5,954,198

5,000	Torrance, California, Certificates of Participation, Refunding Series 2005B, 5.000%, 6/01/24 – AMBAC Insured	No Opt. Call	AA	5,106,500

12,500	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000% 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	12,787,000

3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA+	4,494,828
185,515	Total California			119,829,823

	Colorado – 9.5% (6.2% of Total Investments)

1,940	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Adams School District 12 – Pinnacle School, Series 2003, 5.250%, 6/01/23 – SYNCORA GTY Insured	6/13 at 100.00	A	1,964,871

3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 – SYNCORA GTY Insured	12/13 at 100.00	A	3,459,855

16,095	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	17,475,146

125	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – AGM Insured	12/13 at 100.00	AA+	135,315

5,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA+ (4)	5,462,550

12,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1	3,365,880

1,325	El Paso County, Colorado, Certificates of Participation, Detention Facility Project, Series 2002B, 5.000%, 12/01/27 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA– (4)	1,392,310

Nuveen Investments	61

Nuveen Insured Premium Income Municipal Fund 2 (continued) Portfolio of Investments October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
$2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	$2,829,825
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	5,801,141
2,000	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	2,263,860

2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA+		2,871,660

1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		1,069,900
53,155	Total Colorado				48,092,313

	District of Columbia – 0.1% (0.1% of Total Investments)

1,065	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		1,090,816

	Florida – 8.4% (5.5% of Total Investments)

11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+		11,307,120

1,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA+		1,084,400

4,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA		4,273,080

1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2		1,564,027

10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	No Opt. Call	AA+		10,373,100

6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AGM Insured	11/16 at 100.00	AA+		6,532,245

5,720	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+		5,849,272

1,500	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue and Refunding Bonds, Embry-Riddle Aeronautical University, Inc. Project, Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA+		1,526,460
41,100	Total Florida				42,509,704

	Georgia – 4.7% (3.1% of Total Investments)

5,600	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		5,806,696

1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA		1,576,599

4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/14 at 100.00	A1		4,128,000

	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
1,775	5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	A1		1,892,523
2,580	5.000%, 11/01/22 – NPFG Insured	11/13 at 100.00	A1		2,744,991

4,500	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water Revenue Bonds, Refunding Series 2003, 5.000%, 1/01/33 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	N/R	(4)	4,743,675

3,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2002, 5.200%, 10/01/22 – AMBAC Insured	10/12 at 101.00	A+		3,058,470
22,990	Total Georgia				23,950,954

	Hawaii – 4.0% (2.6% of Total Investments)

20,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Refunding Bonds, Hawaiian Electric Company Inc., Series 2000, 5.700%, 7/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	Baa1		20,008,600

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Idaho – 0.0% (0.0% of Total Investments)

$190	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1998E, 5.450%, 7/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	Aaa		$194,592

	Illinois – 8.1% (5.3% of Total Investments)

3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 (WI/DD, Settling 11/04/11) – AGM Insured	6/21 at 100.00	AA–		3,659,390

8,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+		8,419,760

2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA+		2,350,499

1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–		1,053,800

	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A:
670	6.125%, 4/01/12 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	684,137
5,045	6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	6,132,652

1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 – NPFG Insured (ETM)	No Opt. Call	AA–	(4)	2,233,179

4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+		4,102,680

5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	Aa3		5,196,900

19,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		2,566,122

5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA		4,585,897

95	Peoria, Moline and Freeport, Illinois, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1995A, 7.600%, 4/01/27 (Alternative Minimum Tax)	4/12 at 100.00	AA+		96,466
56,925	Total Illinois				41,081,482

	Indiana – 5.8% (3.8% of Total Investments)

	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 – AGM Insured	8/14 at 100.00	Aaa		2,284,578
2,215	5.000%, 8/01/24 – AGM Insured	8/14 at 100.00	Aaa		2,403,962

10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA		10,355,700

5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–		5,083,900

3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,812,321

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+		5,390,350
28,050	Total Indiana				29,330,811

	Iowa – 0.8% (0.5% of Total Investments)

4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	No Opt. Call	A2		4,001,120

	Kentucky – 1.4% (0.9% of Total Investments)

6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	Baa1		2,106,325

5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–		5,117,700
11,010	Total Kentucky				7,224,025

Nuveen Investments	63

Nuveen Insured Premium Income Municipal Fund 2 (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 5.6% (3.7% of Total Investments)

$5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA+	$5,282,850

3,935	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	4,107,668

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,010	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	1,074,186
2,210	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	2,338,335

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,320	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,341,635
14,265	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	14,092,679
27,740	Total Louisiana			28,237,353

	Maryland – 0.3% (0.2% of Total Investments)

1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,729,582

	Massachusetts – 3.5% (2.3% of Total Investments)

3,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	3,199,560

3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,320,730

1,000	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/28 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,003,610

290	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	219,545

3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.314%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+	3,828,447

	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1(4)	4,000,218
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1(4)	2,191,900
16,275	Total Massachusetts			17,764,010

	Michigan – 0.6% (0.4% of Total Investments)

3,170	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.000%, 4/01/16 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 100.00	AA	3,175,231

	Minnesota – 0.1% (0.1% of Total Investments)

600	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	2/12 at 100.00	AA+	602,634

	Missouri – 0.4% (0.3% of Total Investments)

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 – NPFG Insured	3/16 at 100.00	Aa1	1,130,370

355	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Brookstone Village Apartments, Series 1996A, 6.000%, 12/01/16 – AGM Insured (Alternative Minimum Tax)	12/11 at 100.00	Aaa	355,621

750	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A–	758,910
2,105	Total Missouri			2,244,901

	Nebraska – 0.3% (0.2% of Total Investments)

865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.838%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,358,214

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 3.6% (2.3% of Total Investments)

$5,000	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 101.00	Baa2	$5,012,850

7,545	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	7,877,885

3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 – FGIC Insured	7/14 at 100.00	Aa3	3,366,428

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
5,055	0.000%, 1/01/27 – AMBAC Insured	No Opt. Call	N/R	476,687
5,500	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	1,265,000
26,380	Total Nevada			17,998,850

	New Jersey – 9.1% (6.0% of Total Investments)

	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
1,275	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	1,379,206
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,430,248

1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 – NPFG Insured	1/15 at 100.00	Aa3	1,649,326

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,475	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,541,124
1,475	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,535,947

3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA+	3,503,378

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	5,830,500
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	2,184,900

10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA+	10,888,605

10,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	11,546,900

3,315	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured (UB)	1/15 at 100.00	AA–	3,478,396
69,925	Total New Jersey			45,968,530

	New Mexico – 1.0% (0.6% of Total Investments)

	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,415	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	1,536,817
1,050	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,130,693

2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,157,800
4,465	Total New Mexico			4,825,310

	New York – 9.6% (6.3% of Total Investments)

1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	1,216,186

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,326,520

7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA+	7,905,636

Nuveen Investments	65

Nuveen Insured Premium Income Municipal Fund 2 (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	$1,101,020

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,692,159

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	11,517,151
5,000	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	5,320,350

2,700	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	2,618,109

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA+	5,500,650

1,540	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.026%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,750,118

495	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/12 at 100.00	AA+	495,787

3,770	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/25 – AGM Insured	7/15 at 100.00	AA+	3,995,484
45,790	Total New York			48,439,170

	North Carolina – 2.3% (1.5% of Total Investments)

1,250	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 – NPFG Insured	7/15 at 100.00	Aa3	1,291,488

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.731%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA	2,280,091

	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,225	5.000%, 5/01/23 – FGIC Insured	5/14 at 100.00	AA–	2,311,753
2,335	5.000%, 5/01/24 – FGIC Insured	5/14 at 100.00	AA–	2,417,122

2,900	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/21 – AMBAC Insured	5/15 at 100.00	Aa3	3,096,533
10,490	Total North Carolina			11,396,987

	Ohio – 1.6% (1.1% of Total Investments)

7,825	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	7,432,263

700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 – AMBAC Insured	12/13 at 100.00	AA+	741,860
8,525	Total Ohio			8,174,123

	Oklahoma – 0.3% (0.2% of Total Investments)

1,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,644,525

	Oregon – 0.3% (0.2% of Total Investments)

1,520	Portland Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Series 2000, 6.000%, 7/01/33 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	Baa1	1,521,201

	Pennsylvania – 10.1% (6.6% of Total Investments)

2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,144,480

4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	4,507,522

1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,810,953

4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 (WI/DD, Settling 11/15/11) – AGM Insured	12/21 at 100.00	Aa3	3,920,120

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,015	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		$1,049,256

5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A		5,357,185

4,585	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		4,585,871

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,109,073

	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA+		5,376,607
3,000	5.000%, 9/01/25 – AGM Insured	9/14 at 100.00	AA+		3,066,930

2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA		3,035,775

1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2		1,620,852

2,360	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	1/12 at 100.00	A1	(4)	2,693,185

3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA–		4,017,664

1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–		1,170,979

1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3		1,530,966

3,650	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/29 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+	(4)	3,916,414
48,890	Total Pennsylvania				50,913,832

	Puerto Rico – 1.5% (1.0% of Total Investments)

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A3		2,613,850

4,705	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+		4,838,246
7,205	Total Puerto Rico				7,452,096

	South Carolina – 0.4% (0.2% of Total Investments)

1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA+		2,055,526

	Texas – 12.6% (8.3% of Total Investments)

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		1,733,660

	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 – AGM Insured (UB)	7/14 at 100.00	AA–		3,763,912
3,645	5.000%, 7/15/23 – AGM Insured (UB)	7/14 at 100.00	AA–		3,948,045

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA		10,150,800

10,175	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+		10,176,933

1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+		1,541,865

5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		5,703,525

500	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA+		556,400

Nuveen Investments	67

Nuveen Insured Premium Income Municipal Fund 2 (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/24 (Alternative Minimum Tax)	7/21 at 100.00	A		$2,074,380

4,485	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003B, 5.000%, 5/15/21 (Pre-refunded 5/15/12) – AGM Insured	5/12 at 100.00	AA+	(4)	4,600,623

10,000	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	A		10,229,600

4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42	7/12 at 105.00	Aaa		4,363,822

2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2		2,515,341

85	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/18 – AGM Insured	No Opt. Call	AA+		86,316

2,215	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/18 (Pre-refunded 3/15/12) – AGM Insured	3/12 at 100.00	AA+	(4)	2,254,449
61,966	Total Texas				63,699,671

	Utah – 2.3% (1.5% of Total Investments)

8,600	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/18 – AGM Insured (UB)	7/13 at 100.00	AA–		9,098,542

2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 – NPFG Insured	12/13 at 100.00	A+		2,397,020
10,985	Total Utah				11,495,562

	Vermont – 0.3% (0.2% of Total Investments)

1,320	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A, 6.000%, 12/01/23 – AMBAC Insured	12/11 at 100.00	Baa1		1,320,000

	Virginia – 2.6% (1.7% of Total Investments)

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
5,880	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	A		6,253,792
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A		5,262,300

	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
1,150	5.250%, 12/15/22 – AGM Insured	6/14 at 100.00	AA+		1,251,614
500	5.250%, 12/15/23 – AGM Insured	6/14 at 100.00	AA+		544,180
12,530	Total Virginia				13,311,886

	Washington – 5.6% (3.7% of Total Investments)

1,370	Clark County School District 101, La Center, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa1	(4)	1,439,596

3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+		3,149,820

4,900	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A		4,969,629

3,950	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 1998, 5.125%, 11/15/22 – AMBAC Insured	11/11 at 100.00	A2		3,953,002

6,200	Washington State, General Obligation Purpose Bonds, Series 2003A, 5.000%, 7/01/20 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	6,397,098

10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+		8,556,345
30,275	Total Washington				28,465,490

	Wisconsin – 2.4% (1.6% of Total Investments)

7,000	La Crosse, Wisconsin, Resource Recovery Revenue Refunding Bonds, Northern States Power Company Project, Series 1996, 6.000%, 11/01/21 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Aaa		7,892,220

3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA		4,092,855
10,775	Total Wisconsin				11,985,075

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Wyoming – 0.4% (0.3% of Total Investments)

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	$1,011,905
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,017,715
2,000	Total Wyoming			2,029,620
$877,781	Total Investments (cost $ 755,709,435) – 152.5%			771,518,145
	Floating Rate Obligations – (11.5)%			(57,980,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.3)% (7)			(219,000,000)
	Other Assets Less Liabilities – 2.3%			11,227,614
	Net Assets Applicable to Common Shares – 100%			$505,765,759

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)

At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value a percentage of Total Investments is 28.4%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	69

Nuveen Insured Dividend Advantage Municipal Fund Portfolio of Investments October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Municipal Bonds – 149.4% (99.8% of Total Investments)

	Alabama – 1.9% (1.3% of Total Investments)

$5,310	Athens, Alabama, Water and Sewerage Revenue Warrants, Series 2002, 5.300%, 5/01/32 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 101.00	A+	(4)	$5,498,186

3,045	Hoover, Alabama, General Obligation Bonds, Series 2003, 5.000%, 3/01/20 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 101.00	AA+	(4)	3,124,231
8,355	Total Alabama				8,622,417

	Alaska – 3.5% (2.3% of Total Investments)

15,000	Alaska, International Airport System Revenue Bonds, Series 2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aa3	(4)	15,682,650

	Arizona – 2.4% (1.6% of Total Investments)

5,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–		5,011,500

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA		5,960,880
11,000	Total Arizona				10,972,380

	California – 14.8% (9.9% of Total Investments)

2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–		1,248,180

6,160	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA–		1,994,731

	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 – NPFG Insured	10/15 at 100.00	Aa3		1,545,128
1,565	5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3		1,622,029

2,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/33 – FGIC Insured	8/12 at 29.17	A+		463,640

14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA–		2,624,705

	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	Aa3		1,302,375
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	Aa3		1,770,696

2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A		2,316,239

18,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		18,061,747

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,000	5.750%, 6/01/47	6/17 at 100.00	BB+		723,480
365	5.125%, 6/01/47	6/17 at 100.00	BB+		237,688

1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2		942,126

7,935	Los Angeles, California, Certificates of Participation, Series 2002, 5.300%, 4/01/32 – AMBAC Insured	4/12 at 100.00	A+		7,956,266

2,220	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 – NPFG Insured	1/12 at 100.00	A		2,220,488

	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2008A and 2008B:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–		2,597,905
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA+		829,436

2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–		1,928,327

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	California (continued)

$4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/21 at 100.00	AA–	$3,272,773

	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
1,000	3.000%, 6/15/25 – AGM Insured	6/17 at 100.00	AA+	945,230
1,180	3.000%, 6/15/26 – AGM Insured	6/17 at 100.00	AA+	1,098,108

6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	5,176,244

4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/14 at 102.00	Aa1	3,841,301

1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	1,796,250
98,285	Total California			66,515,092

	Colorado – 5.7% (3.8% of Total Investments)

17,300	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 100.00	BBB	17,847,718

750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB	688,868

17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Baa1	6,962,860
35,050	Total Colorado			25,499,446

	District of Columbia – 1.7% (1.1% of Total Investments)

6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	6,634,058

935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	957,664
7,740	Total District of Columbia			7,591,722

	Florida – 11.3% (7.5% of Total Investments)

3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	3,083,760

	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
2,305	5.250%, 12/01/17 – NPFG Insured	12/13 at 100.00	A–	2,416,355
1,480	5.250%, 12/01/18 – NPFG Insured	12/13 at 100.00	A–	1,543,285

11,600	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	11,961,340

2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA+	2,373,901

1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	No Opt. Call	AA+	1,642,289

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
7,165	5.625%, 10/01/15 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	7,402,591
5,600	5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,776,176
10,000	5.125%, 10/01/21 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	10,163,200
2,000	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	2,031,560

1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	999,140

1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,038,280
49,030	Total Florida			50,431,877

	Georgia – 1.8% (1.2% of Total Investments)

6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	7,147,708

1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	1,049,050
7,925	Total Georgia			8,196,758

Nuveen Investments	71

Nuveen Insured Dividend Advantage Municipal Fund (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Idaho – 1.0% (0.7% of Total Investments)

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
$3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		$3,234,300
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,207,801
4,130	Total Idaho				4,442,101

	Illinois – 12.9% (8.6% of Total Investments)

10,000	Bolingbrook, Illinois, General Obligation Bonds, Series 2002A, 5.375%, 1/01/38 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa3	(4)	10,086,600

1,305	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.500%, 1/01/38 – NPFG Insured	1/12 at 100.00	Aa3		1,306,657

	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001C:
4,250	5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2		4,276,010
4,485	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2		4,509,398
4,730	5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2		4,755,731
2,930	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2		2,945,939

3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		3,775,860

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/17 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,017,550

4,000	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 2002, 5.000%, 12/01/21 – NPFG Insured	12/12 at 101.00	Baa1		4,091,440

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

2,500	0.000%, 2/01/33	2/21 at 44.23	AA		615,275
2,000	0.000%, 2/01/34	2/21 at 41.04	AA		451,980

480	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 – AGM Insured	10/13 at 100.00	Aa3		512,323

	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C:
770	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3	(4)	839,754
250	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3	(4)	272,648

3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+		3,589,845

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA		3,482,000
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		2,274,991

3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.617%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA		3,108,554

3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA+		4,070,430
97,500	Total Illinois				57,982,985

	Indiana – 13.9% (9.3% of Total Investments)

3,380	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	A1		3,549,575

	Indiana Bond Bank, Special Program Bonds, Hendricks County Redevelopment District, Series 2002D:
5,075	5.250%, 4/01/26 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA	(4)	5,181,778
7,000	5.250%, 4/01/30 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA	(4)	7,147,280

10,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Marion General Hospital, Series 2002, 5.250%, 7/01/32 – AMBAC Insured	7/12 at 100.00	A+		10,016,400

3,215	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,285,955

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+		5,390,350

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	$20,669,000

6,960	Valparaiso Middle School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 – NPFG Insured	1/13 at 100.00	AA+		7,227,194
60,630	Total Indiana				62,467,532

	Kansas – 0.8% (0.6% of Total Investments)

3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA		3,543,050

	Kentucky – 0.6% (0.4% of Total Investments)

2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA+		2,764,040

	Louisiana – 4.4% (3.0% of Total Investments)

1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA+		1,049,850

5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA+		5,282,850

1,325	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1		1,383,141

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
770	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		782,620
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1		8,170,099

3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-5, 15.833%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		3,172

3,085	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.125%, 9/01/21 – NPFG Insured	9/12 at 100.00	A3		3,122,575
19,453	Total Louisiana				19,794,307

	Massachusetts – 0.9% (0.6% of Total Investments)

1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		1,066,520

2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+		2,787,460
3,775	Total Massachusetts				3,853,980

	Michigan – 0.4% (0.2% of Total Investments)

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R	(4)	324,195
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA		1,245,556
1,500	Total Michigan				1,569,751

	Minnesota – 0.5% (0.3% of Total Investments)

1,970	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+		2,197,003

	Missouri – 0.4% (0.3% of Total Investments)

1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 – AGM Insured	3/14 at 100.00	AA+		1,747,856

	Nebraska – 2.0% (1.3% of Total Investments)

6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32	9/15 at 100.00	AA		6,783,576

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A:
1,000	5.250%, 4/01/20 – AGM Insured	4/13 at 100.00	AA+		1,053,660
1,000	5.250%, 4/01/21 – AGM Insured	4/13 at 100.00	AA+		1,048,890
8,360	Total Nebraska				8,886,126

Nuveen Investments	73

Nuveen Insured Dividend Advantage Municipal Fund (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada – 2.1% (1.4% of Total Investments)

$2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA+		$2,474,362

6,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+		6,959,060
9,015	Total Nevada				9,433,422

	New Jersey – 0.9% (0.7% of Total Investments)

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+		2,457,816

1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+		1,385,628
3,350	Total New Jersey				3,843,444

	New York – 6.6% (4.4% of Total Investments)

1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		1,216,186

3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA–		3,884,504

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.341%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,377,700
1,335	13.329%, 2/15/33 (IF)	2/19 at 100.00	AAA		1,587,115

850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A		901,697

3,130	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		2,849,928

2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–		2,327,208

1,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+		1,996,026

480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A		492,058

10,265	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 – AGM Insured	11/12 at 100.00	AA+		10,422,157

1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+		1,636,187
28,575	Total New York				29,690,766

	North Carolina – 0.6% (0.5% of Total Investments)

2,080	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.375%, 10/01/24 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA+	(4)	2,263,331

540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+		593,168
2,620	Total North Carolina				2,856,499

	Ohio – 1.7% (1.1% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
65	5.125%, 6/01/24	6/17 at 100.00	BB–		50,083
710	5.875%, 6/01/30	6/17 at 100.00	BB–		536,817
685	5.750%, 6/01/34	6/17 at 100.00	BB–		497,146
1,570	5.875%, 6/01/47	6/17 at 100.00	BB–		1,115,297

4,650	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	Aa3		5,231,715
7,680	Total Ohio				7,431,058

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma – 0.5% (0.3% of Total Investments)

$2,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		$2,023,460

	Oregon – 1.6% (1.1% of Total Investments)

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA		3,243,210

	Oregon, General Obligation Veterans Welfare Bonds, Series 82:
2,605	5.375%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+		2,607,813
1,235	5.500%, 12/01/42 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+		1,236,210
6,840	Total Oregon				7,087,233

	Pennsylvania – 4.8% (3.2% of Total Investments)

4,500	Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds, Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB+		4,684,185

1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		1,086,572

4,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		4,130,784

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,109,073

6,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–		5,095,860

2,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/18 – AGM Insured	11/13 at 100.00	AA		2,111,500

2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured (UB)	1/16 at 100.00	AA–		2,208,360

1,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+	(4)	1,072,990
21,730	Total Pennsylvania				21,499,324

	Puerto Rico – 0.4% (0.3% of Total Investments)

1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA+		1,278,680

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2		731,600
6,225	Total Puerto Rico				2,010,280

	South Carolina – 1.5% (1.0% of Total Investments)

1,950	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA+		2,050,269

	Greenville, South Carolina, Tax Increment Revenue Improvement Bonds, Series 2003:
1,000	5.500%, 4/01/17 – NPFG Insured	4/13 at 100.00	A–		1,063,060
2,300	5.000%, 4/01/21 – NPFG Insured	4/13 at 100.00	A–		2,406,766

1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 – AGM Insured	10/15 at 100.00	AA+		1,067,260
6,250	Total South Carolina				6,587,355

	Tennessee – 9.4% (6.2% of Total Investments)

	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 – AGM Insured	10/14 at 100.00	AA+		1,633,213
1,455	5.000%, 10/01/20 – AGM Insured	10/14 at 100.00	AA+		1,589,515
1,955	5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+		2,135,740

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(4)	10,483,300

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(4)	10,483,300

15,195	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2002A, 5.250%, 5/01/32 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+	(4)	15,577,914
40,100	Total Tennessee				41,902,982

Nuveen Investments	75

Nuveen Insured Dividend Advantage Municipal Fund (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas – 20.7% (13.8% of Total Investments)

$2,265	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+		$2,274,604

	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003:
2,240	5.000%, 11/15/16 – NPFG Insured	11/13 at 100.00	AA		2,391,603
2,355	5.000%, 11/15/17 – NPFG Insured	11/13 at 100.00	AA		2,500,845

1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.603%, 11/01/41 (IF)	11/21 at 100.00	AA		1,871,072

4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 3418, 13.876%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA		6,466,800

13,000	Houston Area Water Corporation, Texas, Contract Revenue Bonds, Northeast Water Purification Plant, Series 2002, 5.125%, 3/01/32 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	N/R	(4)	13,213,720

1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA		1,083,810

3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA–		3,293,030

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA		1,434,316
3,910	0.000%, 9/01/45	9/31 at 100.00	AA		2,395,383

500	San Antonio, Texas, Water Revenue Refunding Bonds, Series 2002, 5.500%, 5/15/17 (Pre-refunded 5/15/12) – AGM Insured	5/12 at 100.00	AA+	(4)	514,240

3,845	San Antonio, Texas, Water Revenue Refunding Bonds, Series 2002, 5.500%, 5/15/17 – AGM Insured	5/12 at 100.00	AA+		3,949,584

6,940	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+		6,952,423

	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2002:
3,520	5.125%, 11/01/20 – NPFG Insured	5/12 at 100.00	Baa1		3,439,462
3,520	5.125%, 11/01/21 – NPFG Insured	5/12 at 100.00	Baa1		3,380,291

	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A:
9,400	5.375%, 1/01/23 – NPFG Insured	1/12 at 102.00	Baa1		7,188,744
11,665	5.500%, 1/01/33 – NPFG Insured	1/12 at 102.00	Baa1		7,822,782

5,000	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17	7/17 at 100.00	AAA		5,019,850

9,145	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2002A-1, 5.250%, 12/01/22 (Pre-refunded 6/01/12) (Alternative Minimum Tax) (UB)	6/12 at 100.00	Aaa		9,372,070

	Williamson County, Texas, General Obligation Bonds, Series 2002:
3,000	5.250%, 2/15/22 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	AAA		3,043,860
5,000	5.250%, 2/15/25 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	AAA		5,073,100
97,740	Total Texas				92,681,589

	Utah – 1.3% (0.8% of Total Investments)

4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Trust 1193, 13.310%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA		5,693,120

	Washington – 14.8% (9.9% of Total Investments)

5,265	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A		5,131,585

3,235	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA+	(4)	3,345,378

3,365	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 – AGM Insured	7/12 at 100.00	AA+		3,470,123

7,675	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aa1		7,931,882

2,500	Port of Seattle, Washington, Revenue Refunding Bonds, Series 2002D, 5.750%, 11/01/15 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	Aa2		2,594,975

2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 – AGM Insured	12/13 at 100.00	AA+		2,381,544

3,255	Thurston and Pierce Counties School District, Washington, General Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%, 12/01/16 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	Aa1	(4)	3,505,407

10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured (UB)	6/17 at 100.00	Aaa		10,467,600

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$4,325	Washington State Economic Development Finance Authority, Wastewater Revenue Bonds, LOTT Project, Series 2002, 5.125%, 6/01/22 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Aa3	(4)	$4,448,738

15,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R		13,927,200

3,335	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.326%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		3,880,673

5,170	Whitman County School District 267, Pullman, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/20 (Pre-refunded 6/01/12) – AGM Insured	6/12 at 100.00	Aa1	(4)	5,314,140
65,325	Total Washington				66,399,245

	Wisconsin – 1.6% (1.1% of Total Investments)

2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		2,205,459

5,000	Wisconsin, Transportation Revenue Refunding Bonds, Series 2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AA+	(4)	5,162,747
7,220	Total Wisconsin				7,368,206
$746,753	Total Municipal Bonds (cost $646,671,876) – 149.4%				669,269,056

Shares	Description (1)				Value

	Investment Companies – 0.3% (0.2% of Total Investments)

8,134	BlackRock MuniHoldings Fund Inc.				$129,331

13,600	BlackRock MuniEnhanced Fund Inc.				147,016

7,920	Dreyfus Strategic Municipal Fund				68,112

3,500	DWS Municipal Income Trust				44,240

9,500	Invesco Advantage Municipal Income Fund II				114,285

9,668	Invesco Quality Municipal Income Trust				125,491

28,980	Invesco Van Kampen Investment Grade Municipal Trust				414,414

26,280	PIMCO Municipal Income Fund II				290,394
	Total Investment Companies (cost $1,353,712)				1,333,283
	Total Investments (cost $648,025,588) – 149.7%				670,602,339
	Floating Rate Obligations – (6.3)%				(28,413,334)
	MuniFund Term Preferred Shares, at Liquidation Value – (24.1)% (6)				(108,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (20.6)% (6)				(92,500,000)
	Other Assets Less Liabilities – 1.3%				6,381,216
	Net Assets Applicable to Common Shares – 100%				$448,070,221

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.1% and 13.8%, respectively.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	77

Nuveen Insured Tax-Free Advantage Municipal Fund Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 6.4% (4.4% of Total Investments)

$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+		$1,018,910

5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Ba1		5,583,182

3,100	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) – NPFG Insured	5/12 at 102.00	A2	(4)	3,247,746

6,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa		6,499,863

4,500	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		4,649,625
20,535	Total Alabama				20,999,326

	Arizona – 5.4% (3.7% of Total Investments)

10,000	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service Company – Palo Verde Project, Series 2002A, 5.050%, 5/01/29 – AMBAC Insured	11/12 at 100.00	BBB		10,026,500

6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA		6,502,327

1,250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+		1,237,038
17,795	Total Arizona				17,765,865

	California – 21.0% (14.3% of Total Investments)

26,300	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A2		26,338,661

250	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/30 – SYNCORA GTY Insured	4/12 at 100.00	A1		251,113

5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1		5,071

7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+	(4)	8,286,922

2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/12 at 102.00	A		2,805,327

8,060	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		7,799,501

250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB+		162,800

2,370	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/23 – AMBAC Insured	9/13 at 100.00	N/R		2,380,144

4,000	Montara Sanitation District, California, General Obligation Bonds, Series 2003, 5.000%, 8/01/28 – FGIC Insured	8/13 at 100.00	AA–		4,050,320

	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:

1,130	5.250%, 6/01/19 – AMBAC Insured	6/13 at 101.00	A		1,168,262

1,255	5.250%, 6/01/21 – AMBAC Insured	6/13 at 101.00	A		1,289,487

1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 – AMBAC Insured	3/13 at 100.00	A		1,212,747

3,750	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 – NPFG Insured	8/13 at 100.00	A+		3,807,075

1,500	San Diego Community College District, California, General Obligation Bonds, Series 2003A, 5.000%, 5/01/28 – AGM Insured	5/13 at 100.00	AA+		1,558,830

1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 – NPFG Insured	1/13 at 100.00	A		1,058,429

6,300	University of California, General Revenue Bonds, Tender Option Bonds Trust 2902, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1		6,444,648
67,840	Total California				68,619,337

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado – 4.9% (3.4% of Total Investments)

	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:

$4,300	5.500%, 12/01/23 – AGM Insured	12/13 at 100.00	AA+		$4,617,297

3,750	5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA+		3,854,813

1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 – SYNCORA GTY Insured	8/14 at 100.00	A		1,480,653

4,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.136%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA		4,719,285

3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1		841,470

2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa1		601,257
19,900	Total Colorado				16,114,775

	District of Columbia – 0.7% (0.5% of Total Investments)

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–		1,560,650

665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		681,120
7,665	Total District of Columbia				2,241,770

	Florida – 21.4% (14.6% of Total Investments)

1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured Clay County, Florida, Utility System Revenue Bonds, Series 2007:	9/15 at 100.00	A1		1,041,110

1,500	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2		1,575,645

3,000	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2		3,101,220

400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–		418,468

1,000	Escambia County, Florida Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/17 – AMBAC Insured	10/12 at 100.00	A+		1,051,190

1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 – FGIC Insured	9/13 at 100.00	BBB		1,504,809

500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A		510,395

115	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+		124,590

2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 17.170%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AAA		3,117,525

2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	Aa3		2,474,394

2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 (Pre-refunded 10/01/12) – AGM Insured	10/12 at 100.00	AA+	(4)	2,088,920

105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA+		111,906

350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+		359,009

1,765	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 – NPFG Insured	11/15 at 100.00	AA–		1,774,249

180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	AA–	(4)	208,143

3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	3,856,230

1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – NPFG Insured	7/13 at 100.00	Aa2		1,518,915

2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 – FGIC Insured	10/12 at 100.00	AA+		2,352,197

2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 – AMBAC Insured	10/12 at 100.00	N/R		2,288,986

Nuveen Investments	79

Nuveen Insured Tax-Free Advantage Municipal Fund (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	A–	$1,788,578

500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	490,260

3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	3,055,560

500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA+	591,170

2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	4/12 at 100.00	Aa2	2,001,180

2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/17 – FGIC Insured	1/13 at 100.00	AA	2,098,660

1,500	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 – FGIC Insured	1/13 at 100.00	AA	1,550,655

3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–	3,639,052

1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	Aa3	1,194,831

2,670	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 – AGM Insured	8/12 at 100.00	AA+	2,728,073

	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003:

2,800	5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,030,496

3,000	5.500%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,235,440

1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	946,760

2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 – NPFG Insured	9/13 at 100.00	A+	2,229,971

1,500	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002, 5.000%, 5/01/23 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	Aa3 (4)	1,535,415

450	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	474,642

1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa	1,588,860

1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – AMBAC Insured	10/14 at 100.00	A+	1,812,175

4,000	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA+	4,114,280

1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA+	1,269,432

1,250	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003, 5.200%, 10/15/33 – RAAI Insured	10/13 at 100.00	Baa2	1,161,900
66,590	Total Florida			70,015,291

	Georgia – 2.0% (1.4% of Total Investments)

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	3,188,190

1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA+	1,435,436

1,825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+ (4)	1,923,824
6,235	Total Georgia			6,547,450

	Illinois – 5.5% (3.7% of Total Investments)

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	5,262,350

	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:

1,635	5.125%, 12/01/20 – AGM Insured	12/14 at 100.00	Aa3	1,734,326

1,465	5.125%, 12/01/23 – AGM Insured	12/14 at 100.00	Aa3	1,534,881

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
$1,650	5.125%, 12/01/20 – AGM Insured (ETM)	12/14 at 100.00	Aa3	(4)	$1,775,433
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	12/14 at 100.00	Aa3	(4)	1,568,456

2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23	7/13 at 100.00	AA+		2,550,775

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
13,300	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		1,732,458
15,000	0.000%, 6/15/46 (WI/DD, Settling 11/01/11) – AGM Insured	No Opt. Call	AAA		1,820,550
42,025	Total Illinois				17,979,229

	Indiana – 7.0% (4.8% of Total Investments)

2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	A1		2,615,750

2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 – NPFG Insured	8/13 at 100.00	Baa1		2,293,937

1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		1,901,050

1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	Aaa		1,080,100

	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA	(4)	11,875,372
3,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA	(4)	3,232,860
21,570	Total Indiana				22,999,069

	Kansas – 1.6% (1.1% of Total Investments)

5,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/22 – AMBAC Insured	4/13 at 102.00	AA		5,317,650

	Kentucky – 0.3% (0.2% of Total Investments)

985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3	(4)	1,063,899

	Louisiana – 2.4% (1.7% of Total Investments)

2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA		2,105,340

5,785	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.300%, 12/01/27 – FGIC Insured	12/12 at 100.00	A3		5,835,908
7,785	Total Louisiana				7,941,248

	Massachusetts – 0.4% (0.2% of Total Investments)

1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1		1,157,231

	Michigan – 9.0% (6.1% of Total Investments)

6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	6,599,497

4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	A+		4,503,042

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
180	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R		212,200
820	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA		833,760

10,800	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured	12/12 at 100.00	BBB+		10,847,628

6,500	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/11 at 101.00	BBB+		6,293,885
28,895	Total Michigan				29,290,012

Nuveen Investments	81

Nuveen Insured Tax-Free Advantage Municipal Fund (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Missouri – 1.0% (0.6% of Total Investments)

$240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+		$258,917

215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 – AGM Insured	3/14 at 100.00	AA+		231,946

	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+	(4)	1,228,448
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+	(4)	1,394,455
2,825	Total Missouri				3,113,766

	Nebraska – 1.6% (1.1% of Total Investments)

5,000	Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding Bonds, Series 2003, 5.000%, 6/15/28 – NPFG Insured	6/13 at 100.00	AA+		5,218,250

	New Mexico – 0.7% (0.4% of Total Investments)

1,975	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/19 – AMBAC Insured	4/14 at 100.00	AA		2,134,165

	New York – 10.3% (7.0% of Total Investments)

650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A		689,533

2,020	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		1,839,250

25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 – NPFG Insured	11/12 at 100.00	A		25,362,250

1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA		2,015,594

3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.616%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA		3,821,343
32,855	Total New York				33,727,970

	North Carolina – 2.2% (1.5% of Total Investments)

8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 – RAAI Insured	10/13 at 100.00	BB		7,245,621

	Ohio – 2.0% (1.4% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
65	5.125%, 6/01/24	6/17 at 100.00	BB–		50,083
710	5.875%, 6/01/30	6/17 at 100.00	BB–		536,817
685	5.750%, 6/01/34	6/17 at 100.00	BB–		497,146
1,570	5.875%, 6/01/47	6/17 at 100.00	BB–		1,115,297

4,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3		4,493,080
7,030	Total Ohio				6,692,423

	Oklahoma – 0.3% (0.2% of Total Investments)

1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		1,096,350

	Oregon – 2.6% (1.7% of Total Investments)

8,350	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A1		8,399,766

	Pennsylvania – 7.5% (5.1% of Total Investments)

3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+	(4)	3,262,710

3,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–		2,972,585

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA+		2,005,660

925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	1/12 at 100.00	A1	(4)	1,055,592

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,350	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+		$1,412,708

13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+	(4)	13,948,870
23,775	Total Pennsylvania				24,658,125

	Puerto Rico – 0.8% (0.5% of Total Investments)

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 101.00	AA+	(4)	1,042,740

10,350	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Aa2		1,416,501
11,350	Total Puerto Rico				2,459,241

	South Carolina – 5.6% (3.8% of Total Investments)

5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA+		5,213,100

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
3,000	5.000%, 12/01/22 (UB)	12/13 at 100.00	AA		3,120,360
1,785	5.000%, 12/01/23 (UB)	12/13 at 100.00	AA		1,852,580

8,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 – AMBAC Insured	10/12 at 100.00	A1		8,057,760
17,785	Total South Carolina				18,243,800

	Texas – 8.3% (5.6% of Total Investments)

1,885	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+		1,993,105

	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003:
1,660	5.375%, 2/15/26 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+	(4)	1,767,502
12,500	5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+	(4)	13,269,375

2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA		2,167,620

1,160	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 – NPFG Insured	3/12 at 100.00	AA		1,176,182

4,355	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 100.00	AA	(4)	4,426,770

2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA+		2,193,649
25,705	Total Texas				26,994,203

	Virginia – 0.5% (0.3% of Total Investments)

1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3	(4)	1,584,615

	Washington – 9.4% (6.4% of Total Investments)

4,945	Broadway Office Properties, King County, Washington, Lease Revenue Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 – NPFG Insured	12/12 at 100.00	AAA		4,991,236

5,250	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002C, 5.125%, 7/01/33 – AMBAC Insured	7/12 at 100.00	AA		5,281,448

5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 13.323%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+		5,934,050

2,135	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3		2,185,087

1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1	(4)	2,083,860

9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA+	(4)	10,375,813
28,935	Total Washington				30,851,494

Nuveen Investments	83

Nuveen Insured Tax-Free Advantage Municipal Fund (continued) Portfolio of Investments October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	West Virginia – 1.0% (0.7% of Total Investments)

$3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R		$3,171,180

	Wisconsin – 5.3% (3.6% of Total Investments)

1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	Aa2		1,292,185

4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+	(4)	5,045,514

2,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		3,066,733

3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+		3,213,429

4,750	Wisconsin Health and Educational Facilities Authority, Revenue Refunding Bonds, Wausau Hospital Inc., Series 1998A, 5.125%, 8/15/20 – AMBAC Insured	1/12 at 100.00	A		4,754,415
16,815	Total Wisconsin				17,372,276
$510,545	Total Investments (cost $465,006,973) – 147.1%				481,015,397
	Floating Rate Obligations – (4.0)%				(13,040,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (25.4)% (6)				(83,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (20.7)% (6)				(67,600,000)
	Other Assets Less Liabilities – 3.0%				9,533,407
	Net Assets Applicable to Common Shares – 100%				$326,908,804

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.3% and 14.1%, respectively.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

84	Nuveen Investments

Statement of
Assets & Liabilities

October 31, 2011

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)

Assets
Investments, at value (cost $819,205,820, $2,070,971,535 and $418,476,808, respectively)	$826,037,255	$2,127,116,323	$431,725,798
Cash	2,350,462	7,810,538	2,465,831
Receivables:
Dividends and interest	11,551,115	33,229,132	6,473,944
Investments sold	2,546,244	16,890,935	235,000
Deferred offering costs	865,918	2,570,951	732,923
Other assets	243,281	702,861	139,580

Total assets	843,594,275	2,188,320,740	441,773,076
Liabilities
Floating rate obligations	52,335,000	106,158,333	19,000,000
Payables:
Common share dividends	2,498,919	6,266,062	1,325,849
Interest	284,462	—	—
Investments purchased	2,744,897	1,848,150	2,789,433
Offering costs	145,825	63,783	304,145
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	—	—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	240,400,000	—	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—	667,200,000	130,900,000
Accrued expenses:
Management fees	423,194	1,085,539	230,007
Other	261,636	885,208	155,896

Total liabilities	299,093,933	783,507,075	154,705,330

Net assets applicable to Common shares	$544,500,342	$1,404,813,665	$287,067,746

Common shares outstanding	38,420,394	95,610,971	19,496,696

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.17	$14.69	$14.72

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$384,204	$956,110	$194,967
Paid-in surplus	538,626,635	1,333,908,682	271,204,151
Undistributed (Over-distribution of) net investment income	7,940,357	23,488,659	4,345,739
Accumulated net realized gain (loss)	(9,282,289)	(9,684,574)	(1,926,101)
Net unrealized appreciation (depreciation)	6,831,435	56,144,788	13,248,990
Net assets applicable to Common shares	$544,500,342	$1,404,813,665	$287,067,746
Authorized shares:
Common	200,000,000	200,000,000	200,000,000
Auction Rate Preferred Shares (ARPS)	1,000,000	1,000,000	1,000,000
MTP	—	—	—
VMTP	Unlimited	—	—
VRDP	—	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of
Assets & Liabilities (continued)

October 31, 2011

	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Assets
Investments, at value (cost $755,709,435, $648,025,588 and $465,006,973, respectively)	$771,518,145	$670,602,339	$481,015,397
Cash	3,800,418	478,238	3,829,334
Receivables:
Dividends and interest	11,616,537	9,773,544	7,654,103
Investments sold	3,563,659	1,235,000	3,233,258
Deferred offering costs	2,303,748	1,579,484	1,201,450
Other assets	282,365	188,086	159,052

Total assets	793,084,872	683,856,691	497,092,594
Liabilities
Floating rate obligations	57,980,000	28,413,334	13,040,000
Payables:
Common share dividends	2,126,062	2,182,058	1,515,222
Interest	—	355,321	265,633
Investments purchased	7,542,365	3,262,608	4,021,533
Offering costs	29,812	564,480	307,376
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	108,000,000	83,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—	92,500,000	67,600,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	219,000,000	—	—
Accrued expenses:
Management fees	395,997	322,999	260,840
Other	244,877	185,670	173,186

Total liabilities	287,319,113	235,786,470	170,183,790

Net assets applicable to Common shares	$505,765,759	$448,070,221	$326,908,804

Common shares outstanding	37,353,512	29,802,900	22,241,117

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.54	$15.03	$14.70

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$373,535	$298,029	$222,411
Paid-in surplus	499,240,064	424,093,438	315,016,619
Undistributed (Over-distribution of) net investment income	6,253,256	7,944,632	4,681,766
Accumulated net realized gain (loss)	(15,909,806)	(6,842,629)	(9,020,416)
Net unrealized appreciation (depreciation)	15,808,710	22,576,751	16,008,424
Net assets applicable to Common shares	$505,765,759	$448,070,221	$326,908,804
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited	Unlimited	Unlimited
MTP	—	Unlimited	Unlimited
VMTP	—	Unlimited	Unlimited
VRDP	Unlimited	—	—

See accompanying notes to financial statements.

86	Nuveen Investments

Statement of
Operations

Year Ended October 31, 2011

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)

Investment Income	$41,958,920	$106,389,040	$21,670,860
Expenses
Management fees	4,840,879	12,472,048	2,650,687
Auction fees	81,658	152,417	8,628
Dividend disbursing agent fees	23,178	43,713	15,726
Shareholders’ servicing agent fees and expenses	66,145	101,068	21,759
Interest expense and amortization of offering costs	2,941,822	3,052,410	613,085
Fees on VRDP Shares	—	4,899,207	1,005,166
Custodian’s fees and expenses	126,742	325,973	69,996
Directors’/Trustees’ fees and expenses	22,765	62,294	12,495
Professional fees	299,759	358,952	35,261
Shareholders’ reports – printing and mailing expenses	71,074	198,455	40,801
Stock exchange listing fees	13,118	31,880	9,068
Investor relations expense	54,694	142,813	29,362
Other expenses	62,474	118,188	47,304

Total expenses before custodian fee credit and expense reimbursement	8,604,308	21,959,418	4,559,338
Custodian fee credit	(7,053)	(28,706)	(5,905)
Expense reimbursement	—	—	—

Net expenses	8,597,255	21,930,712	4,553,433

Net investment income (loss)	33,361,665	84,458,328	17,117,427

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,913,768	2,784,173	528,085
Change in net unrealized appreciation (depreciation) of investments	(5,637,242)	(25,310,122)	(5,726,778)

Net realized and unrealized gain (loss)	(2,723,474)	(22,525,949)	(5,198,693)

Distributions to Auction Rate Preferred Shareholders
From net investment income	(386,864)	(677,344)	(106,530)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(386,864)	(677,344)	(106,530)
Net increase (decrease) in net assets applicable to Common shares from operations	$30,251,327	$61,255,035	$11,812,204

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of
Operations (continued)

Year Ended October 31, 2011

	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Investment Income	$37,448,967	$35,021,044	$25,003,771
Expenses
Management fees	4,527,848	4,068,607	3,019,102
Auction fees	—	93,221	62,214
Dividend disbursing agent fees	—	—	—
Shareholders’ servicing agent fees and expenses	30,287	36,269	42,141
Interest expense and amortization of offering costs	1,199,313	3,923,303	2,991,725
Fees on VRDP Shares	2,483,535	—	—
Custodian’s fees and expenses	119,327	105,329	81,135
Directors’/Trustees’ fees and expenses	21,231	19,469	14,291
Professional fees	106,978	24,712	19,250
Shareholders’ reports – printing and mailing expenses	63,132	77,474	68,292
Stock exchange listing fees	12,432	16,390	28,676
Investor relations expense	50,032	48,237	34,921
Other expenses	39,144	61,905	46,716

Total expenses before custodian fee credit and expense reimbursement	8,653,259	8,474,916	6,408,463
Custodian fee credit	(11,532)	(1,886)	(3,453)
Expense reimbursement	—	(471,093)	(32,818)

Net expenses	8,641,727	8,001,937	6,372,192

Net investment income (loss)	28,807,240	27,019,107	18,631,579

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,636,794	1,369,031	193,126
Change in net unrealized appreciation (depreciation) of investments	(3,219,083)	(7,522,192)	(6,580,653)

Net realized and unrealized gain (loss)	(582,289)	(6,153,161)	(6,387,527)

Distributions to Auction Rate Preferred Shareholders
From net investment income	—	(284,513)	(187,298)

Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	—	(284,513)	(187,298)

Net increase (decrease) in net assets applicable to Common shares from operations	$28,224,951	$20,581,433	$12,056,754

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of
Changes in Net Assets

	Insured Quality (NQI)		Insured Opportunity (NIO)
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10

Operations
Net investment income (loss)	$33,361,665	$36,579,223	$84,458,328	$92,297,646
Net realized gain (loss) from investments	2,913,768	(365,237)	2,784,173	3,248,061
Change in net unrealized appreciation (depreciation) of investments	(5,637,242)	22,254,904	(25,310,122)	54,668,514
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(386,864)	(972,939)	(677,344)	(2,690,399)
From accumulated net realized gains	—	—	—	—

Net increase (decrease) in net assets applicable to Common shares from operations	30,251,327	57,495,951	61,255,035	147,523,822

Distributions to Common Shareholders
From net investment income	(33,502,590)	(32,559,670)	(83,219,787)	(79,910,850)
From accumulated net realized gains	—	—	—	—

Decrease in net assets applicable to Common shares from distribution to Common shareholders	(33,502,590)	(32,559,670)	(83,219,787)	(79,910,850)

Capital Share Transactions
Common shares:

Net proceeds issued to shareholders due to reinvestment of distributions	153,236	1,445,628	359,108	—
Repurchased and retired	—	—	—	(37,551)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	153,236	1,445,628	359,108	(37,551)
Net increase (decrease) in net assets applicable to Common shares	(3,098,027)	26,381,909	(21,605,644)	67,575,421
Net assets applicable to Common shares at the beginning of period	547,598,369	521,216,460	1,426,419,309	1,358,843,888

Net assets applicable to Common shares at the end of period	$544,500,342	$547,598,369	$1,404,813,665	$1,426,419,309

Undistributed (Over-distribution of) net investment income at the end of period	$7,940,357	$8,242,801	$23,488,659	$23,443,212

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Changes in Net Assets (continued)

	Premier Insured Income (NIF)		Insured Premium Income 2 (NPX)
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10

Operations
Net investment income (loss)	$17,117,427	$18,747,682	$28,807,240	$29,064,838
Net realized gain (loss) from investments	528,085	1,205,612	2,636,794	958,435
Change in net unrealized appreciation (depreciation) of investments	(5,726,778)	9,719,823	(3,219,083)	18,993,472
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(106,530)	(522,384)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	11,812,204	29,150,733	28,224,951	49,016,745

Distributions to Common Shareholders
From net investment income	(17,351,304)	(16,982,257)	(27,791,014)	(27,753,661)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(17,351,304)	(16,982,257)	(27,791,014)	(27,753,661)

Capital Share Transactions
Common shares:
Net proceeds issued to shareholders due to reinvestment of distributions	589,038	537,718	—	—
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	589,038	537,718	—	—
Net increase (decrease) in net assets applicable to Common shares	(4,950,062)	12,706,194	433,937	21,263,084
Net assets applicable to Common shares at the beginning of period	292,017,808	279,311,614	505,331,822	484,068,738
Net assets applicable to Common shares at the end of period	$287,067,746	$292,017,808	$505,765,759	$505,331,822
Undistributed (Over-distribution of) net investment income at the end of period	$4,345,739	$4,681,453	$6,253,256	$5,204,926

See accompanying notes to financial statements.

90	Nuveen Investments

	Insured Dividend Advantage (NVG)		Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10

Operations
Net investment income (loss)	$27,019,107	$26,740,723	$18,631,579	$19,416,327
Net realized gain (loss) from investments	1,369,031	91,467	193,126	44,055
Change in net unrealized appreciation (depreciation) of investments	(7,522,192)	11,535,902	(6,580,653)	11,384,510
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(284,513)	(330,957)	(187,298)	(361,303)
From accumulated net realized gains	—	(83,568)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	20,581,433	37,953,567	12,056,754	30,483,589

Distributions to Common Shareholders
From net investment income	(25,332,465)	(25,034,436)	(18,237,716)	(18,077,924)
From accumulated net realized gains	(86,428)	(1,218,939)	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(25,418,893)	(26,253,375)	(18,237,716)	(18,077,924)

Capital Share Transactions
Common shares:
Net proceeds issued to shareholders due to reinvestment of distributions	—	—	16,256	80,971
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	16,256	80,971
Net increase (decrease) in net assets applicable to Common shares	(4,837,460)	11,700,192	(6,164,706)	12,486,636
Net assets applicable to Common shares at the beginning of period	452,907,681	441,207,489	333,073,510	320,586,874
Net assets applicable to Common shares at the end of period	$448,070,221	$452,907,681	$326,908,804	$333,073,510
Undistributed (Over-distribution of) net investment income at the end of period	$7,944,632	$6,171,515	$4,681,766	$4,146,478

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Cash Flows

Year Ended October 31, 2011

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$30,251,327	$61,255,035	$11,812,204
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(147,786,282)	(211,167,059)	(33,216,304)
Proceeds from sales and maturities of investments	146,570,129	270,173,395	33,494,779
Proceeds from (Purchases of) short-term investments, net	12,990,000	(1,718,000)	(1,760,000)
Amortization (Accretion) of premiums and discounts, net	(2,893,506)	(2,344,513)	(1,484,073)
(Increase) Decrease in:
Receivable for dividends and interest	(76,273)	(732,058)	127,676
Receivable for investments sold	(2,546,244)	(16,835,935)	(20,000)
Other assets	(38,265)	(211,681)	(29,566)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(15,705)	(35,229)	(7,583)
Payable for interest	284,462	—	—
Payable for investments purchased	(6,814,730)	(11,608,607)	2,789,433
Accrued management fees	(5,047)	(20,575)	(4,689)
Accrued other expenses	(56,794)	(90,134)	(16,020)
Net realized (gain) loss from investments	(2,913,768)	(2,784,173)	(528,085)
Change in net unrealized (appreciation) depreciation of investments	5,637,242	25,310,122	5,726,778
Taxes paid on undistributed capital gains	(58)	(296)	—
Net cash provided by (used in) operating activities	32,586,488	109,190,292	16,884,550
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(865,918)	(2,570,951)	(732,923)
Increase (Decrease) in:
Floating rate obligations	(7,070,000)	(28,675,000)	(3,365,000)
Payable for ARPS noticed for redemption, at liquidation value	(239,200,000)	(664,825,000)	—
Payable for offering costs	145,825	63,783	304,145
VMTP Shares, at liquidation value	240,400,000	—	—
VRDP Shares, at liquidation value	—	667,200,000	130,900,000
ARPS, at liquidation value	—	—	(130,125,000)
Cash distributions paid to Common shareholders	(33,197,510)	(82,732,140)	(16,725,054)
Net cash provided by (used in) financing activities	(39,787,603)	(111,539,308)	(19,743,832)
Net Increase (Decrease) in Cash	(7,201,115)	(2,349,016)	(2,859,282)
Cash at the beginning of period	9,551,577	10,159,554	5,325,113
Cash at the End of Period	$2,350,462	$7,810,538	$2,465,831

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $153,236, $359,108 and $589,038 for Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), respectively.

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)
Cash paid for interest (excluding amortization of offering costs)	$2,403,277	$2,978,361	$591,009

See accompanying notes to financial statements.

92	Nuveen Investments

	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$28,224,951	$20,581,433	$12,056,754
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(153,208,699)	(50,565,340)	(11,871,484)
Proceeds from sales and maturities of investments	149,050,108	47,785,591	10,585,430
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(1,909,061)	(1,606,284)	(357,116)
(Increase) Decrease in:
Receivable for dividends and interest	1,020,599	107,742	(50,449)
Receivable for investments sold	(3,563,659)	(1,179,019)	(3,228,258)
Other assets	(21,446)	(33,246)	(1,357)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	—	(8,247)	(5,577)
Payable for interest	—	89,803	56,634
Payable for investments purchased	7,542,365	2,964,959	4,021,533
Accrued management fees	(4,148)	24,139	28,952
Accrued other expenses	14,766	(14,204)	(9,336)
Net realized (gain) loss from investments	(2,636,794)	(1,369,031)	(193,126)
Change in net unrealized (appreciation) depreciation of investments	3,219,083	7,522,192	6,580,653
Taxes paid on undistributed capital gains	(36)	(5,685)	(1,013)
Net cash provided by (used in) operating activities	27,728,029	24,294,803	17,612,240
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	81,270	(89,674)	154,078
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for ARPS noticed for redemption, at liquidation value	—	—	—
Payable for offering costs	(83,706)	119,773	33,513
VMTP Shares, at liquidation value	—	92,500,000	67,600,000
VRDP Shares, at liquidation value	—	—	—
ARPS, at liquidation value	—	(91,950,000)	(67,375,000)
Cash distributions paid to Common shareholders	(27,772,566)	(25,264,414)	(18,177,704)
Net cash provided by (used in) financing activities	(27,775,002)	(24,684,315)	(17,765,113)
Net Increase (Decrease) in Cash	(46,973)	(389,512)	(152,873)
Cash at the beginning of period	3,847,391	867,750	3,982,207
Cash at the End of Period	$3,800,418	$478,238	$3,829,334

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $16,256 for Insured Tax-Free Advantage (NEA).

	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)
Cash paid for interest (excluding amortization of offering costs)	$1,118,042	$3,438,173	$2,601,014

See accompanying notes to financial statements.

Nuveen Investments	93

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)		Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured Quality (NQI)
Year Ended 10/31:
2011	$14.26	$.87	$(.08)	$(.01)	$—		$.78	$(.87)	$—		$(.87)	$—		$14.17	$14.11
2010	13.61	.95	.58	(.03)	—		1.50	(.85)	—		(.85)	—		14.26	14.40
2009	11.68	.99	1.76	(.06)	—		2.69	(.76)	—		(.76)	—		13.61	13.30
2008	14.88	.99	(3.16)	(.30)	—		(2.47)	(.73)	—		(.73)	—		11.68	11.15
2007	15.40	.99	(.49)	(.29)	—		.21	(.73)	—		(.73)	—		14.88	13.61

Insured Opportunity (NIO)
Year Ended 10/31:
2011	14.92	.88	(.23)	(.01)	—		.64	(.87)	—		(.87)	—		14.69	14.20
2010	14.22	.97	.60	(.03)	—		1.54	(.84)	—		(.84)	—	*	14.92	14.83
2009	12.39	.96	1.66	(.06)	—		2.56	(.73)	—		(.73)	—		14.22	12.98
2008	15.04	.97	(2.62)	(.30)	—	*	(1.95)	(.70)	—	*	(.70)	—		12.39	11.15
2007	15.57	.98	(.45)	(.30)	(.01)		.22	(.73)	(.02)		(.75)	—		15.04	13.56

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

94	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

4.65%	5.98%	$544,500	1.66%	6.43%	18%
15.03	11.30	547,598	1.19	6.81	11
26.98	23.65	521,216	1.32	7.86	4
(13.35)	(17.24)	447,463	1.49	7.03	7
(3.48)	1.38	569,958	1.52	6.53	5

2.08	4.73	1,404,814	1.63	6.28	10
21.20	11.08	1,426,419	1.14	6.61	7
23.62	21.18	1,358,844	1.29	7.36	8
(13.17)	(13.45)	1,005,218	1.43	6.76	9
(3.18)	1.49	1,220,297	1.41	6.39	5

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP Shares and/or VRDP Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters help by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Insured Quality (NQI)
Year Ended 10/31:
2011	.57%
2010	.07
2009	.11
2008	.26
2007	.34
Insured Opportunity (NIO)
Year Ended 10/31:
2011	.59
2010	.06
2009	.11
2008	.24
2007	.25

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premier Insured Income (NIF)
Year Ended 10/31:
2011	$15.01	$.88	$(.27)	$(.01)	$ —	$ .60	$(.89)	$ —	$(.89)	$ —	$14.72	$14.26
2010	14.38	.96	.57	(.03)	—	1.50	(.87)	—	(.87)	—	15.01	15.50
2009	12.54	.99	1.64	(.06)	—	2.57	(.73)	—	(.73)	—	14.38	13.10
2008	14.90	.96	(2.37)	(.31)	—	(1.72)	(.64)	—	(.64)	—	12.54	11.19
2007	15.40	.97	(.47)	(.29)	—	.21	(.71)	—	(.71)	—	14.90	13.25

Insured Premium Income 2 (NPX)
Year Ended 10/31:
2011	13.53	.77	(.02)	—	—	.75	(.74)	—	(.74)	—	13.54	12.83
2010	12.96	.78	.53	—	—	1.31	(.74)	—	(.74)	—	13.53	13.40
2009	11.39	.80	1.44	—	—	2.24	(.67)	—	(.67)	—	12.96	11.86
2008	13.73	.80	(2.32)	(.20)	—	(1.72)	(.62)	—	(.62)	—	11.39	9.56
2007	14.16	.86	(.39)	(.26)	—	.21	(.64)	—	(.64)	—	13.73	12.18

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

96	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

(1.98)%	4.40%	$287,068	1.65%	6.19%	8%
25.60	10.74	292,018	1.20	6.56	12
24.07	20.90	279,312	1.30	7.25	2
(11.12)	(11.92)	243,589	1.42	6.72	6
(4.66)	1.40	289,400	1.38	6.41	9

1.75	6.01	505,766	1.80	5.99	20
19.70	10.39	505,332	1.82	5.87	10
31.78	20.15	484,069	1.98	6.56	7
(17.17)	(12.98)	425,557	2.13	6.12	8
(1.77)	1.55	513,021	1.76	6.19	5

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Premier Insured Income (NIF)
Year Ended 10/31:
2011	.59%
2010	.06
2009	.07
2008	.17
2007	.17
Insured Premium Income 2 (NPX)
Year Ended 10/31:
2011	.77
2010	.59
2009	.89
2008	.88
2007	.60

See accompanying notes to financial statements.

Nuveen Investments	97

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)		Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured Dividend Advantage (NVG)
Year Ended 10/31:
2011	$15.20	$ .91	$(.22)	$(.01)	$—		$.68	$(.85)	$—	*	$(.85)	$—		$15.03	$14.32
2010	14.80	.90	.39	(.01)	—	*	1.28	(.84)	(.04)		(.88)	—		15.20	14.80
2009	12.85	1.00	1.77	(.06)	—		2.71	(.76)	—		(.76)	—	*	14.80	13.85
2008	15.09	1.00	(2.25)	(.29)	—		(1.54)	(.70)	—		(.70)	—		12.85	11.42
2007	15.50	1.00	(.38)	(.28)	—		.34	(.75)	—		(.75)	—		15.09	13.71

Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2011	14.98	.84	(.29)	(.01)	—		.54	(.82)	—		(.82)	—		14.70	13.85
2010	14.42	.87	.52	(.02)	—		1.37	(.81)	—		(.81)	—		14.98	14.95
2009	12.37	.98	1.86	(.06)	—		2.78	(.73)	—		(.73)	—	*	14.42	13.48
2008	14.71	.95	(2.31)	(.27)	—		(1.63)	(.71)	—		(.71)	—		12.37	11.40
2007	14.93	.97	(.21)	(.27)	—		.49	(.71)	—		(.71)	—		14.71	14.30

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.
Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

98	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)	Net Investment Income (Loss)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

2.89%	4.83%	$448,070	1.95%	6.12%	1.84%	6.23%	7%
13.51	8.89	452,908	1.89	5.79	1.71	5.98	2
28.72	21.54	441,207	1.25	6.86	.98	7.12	9
(12.11)	(10.64)	383,035	1.32	6.48	.98	6.82	7
(3.12)	2.25	449,982	1.31	6.15	.90	6.56	12

(1.60)	3.92	326,909	2.02	5.86	2.01	5.87	2
17.27	9.76	333,074	1.76	5.80	1.63	5.93	2
25.41	23.05	320,587	1.24	7.14	.99	7.39	6
(15.97)	(11.56)	229,075	1.26	6.27	.87	6.66	8
4.59	3.35	272,391	1.19	6.04	.70	6.53	6

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing Insured Tax-Free Advantage (NEA) for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Insured Dividend Advantage (NVG)
Year Ended 10/31:
2011	.90%
2010	.84
2009	.08
2008	.15
2007	.17
Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2011	.94
2010	.67
2009	.05
2008	.07
2007	.02

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial
Highlights (continued)

	ARPS at the End of Period			VMTP Shares at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Insured Quality (NQI)
Year Ended 10/31:
2011	$ —	$ —	$ —	$240,000	$100,000	$326,498	$ —	$ —	$ —
2010	239,200	25,000	82,232	—	—	—	—	—	—
2009	245,850	25,000	78,001	—	—	—	—	—	—
2008	298,425	25,000	62,485	—	—	—	—	—	—
2007	318,000	25,000	69,808	—	—	—	—	—	—
Insured Opportunity (NIO)
Year Ended 10/31:
2011	—	—	—	—	—	—	667,200	100,000	310,554
2010	664,825	25,000	78,639	—	—	—	—	—	—
2009	675,475	25,000	75,292	—	—	—	—	—	—
2008	623,350	25,000	65,315	—	—	—	—	—	—
2007	680,000	25,000	69,864	—	—	—	—	—	—

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Premier Insured Income (NIF)
Year Ended 10/31:
2011	$ —	$ —	$ —	$130,900	$100,000	$319,303
2010	130,125	25,000	81,103	—	—	—
2009	130,125	25,000	78,662	—	—	—
2008	154,950	25,000	64,301	—	—	—
2007	161,000	25,000	69,938	—	—	—
Insured Premium Income 2 (NPX)
Year Ended 10/31:
2011	—	—	—	219,000	100,000	330,943
2010	—	—	—	219,000	100,000	330,745
2009	—	—	—	219,000	100,000	321,036
2008	—	—	—	219,000	100,000	294,318
2007	268,900	25,000	72,696	—	—	—

100	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (f)			VMTP Shares at the End of Period			ARPS, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Insured Dividend Advantage (NVG)
Year Ended 10/31:
2011	$ —	$ —	$ —	$108,000	$10	$32.35	$92,500	$100,000	$323,476	$3.23
2010	91,950	25,000	81,628	108,000	10	32.65	—	—	—	3.27
2009	91,950	25,000	80,165	108,000	10	32.07	—	—	—	3.21
2008	226,975	25,000	67,189	—	—	—	—	—	—	—
2007	233,000	25,000	73,281	—	—	—	—	—	—	—

Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2011	—	—	—	83,000	10	31.71	67,600	100,000	317,071	3.17
2010	67,375	25,000	80,374	83,000	10	32.15	—	—	—	3.21
2009	148,750	25,000	78,880	—	—	—	—	—	—	—
2008	132,800	25,000	68,124	—	—	—	—	—	—	—
2007	144,000	25,000	72,290	—	—	—	—	—	—	—

(f)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Insured Dividend Advantage (NVG)
Year Ended 10/31:
2011	2014	$10.10	$10.12
2010	2014	10.22	10.19
2009	2014	9.98	10.03	^
2008	—	—	—
2007	—	—	—

Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2011	2015	$10.14	$10.08
2010	2015	10.14	10.15	^^
2009	—	—	—
2008	—	—	—
2007	—	—	—

^	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
^^	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

Nuveen Investments	101

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (each a “Fund” and collectively, the “Funds”). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

102	Nuveen Investments

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF), Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) had outstanding when-issued/delayed delivery purchase commitments of $2,744,897, $1,848,150, $2,789,433, $7,542,365, $3,262,608 and $4,021,533, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2010, Insured Premium Income 2 (NPX) redeemed all of its outstanding ARPS at liquidation value. During the fiscal year ended October 31, 2011, Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) had issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the “maximum rate”

Nuveen Investments	103

Notes to
Financial Statements (continued)

applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

ARPS redeemed, at liquidation value	$318,000,000	$791,000,000	$161,000,000	$268,900,000	$233,000,000	$173,000,000
During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Insured Quality (NQI), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage’s (NEA) Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the Funds’ ARPS, had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director/trustee, and current and former officers of the Funds. Nuveen and other named defendants filed a motion to dismiss the lawsuits and on December 16, 2011, the court granted that motion dismissing the lawsuits with prejudice.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

MuniFund Term Preferred Shares

The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10.00 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of October 31, 2011, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Insured Dividend Advantage (NVG)			Insured Tax-Free Advantage (NEA)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker

Series:
2014	10,800,000	2.95%	NVG Pr C	—	—%	—
2015	—	—	—	8,300,000	2.85	NEA Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of a premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. The MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Insured Dividend Advantage (NVG) Series 2014	Insured Tax-Free Advantage (NEA) Series 2015

Term Redemption Date	November 1, 2014	February 1, 2015

Optional Redemption Date	November 1, 2010	February 1, 2011

Premium Expiration Date	October 31, 2011	January 31, 2012

104	Nuveen Investments

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2011, was as follows:

	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Average liquidation value of MTP Shares outstanding	$108,000,000	$83,000,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen has agreed that net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering would be credited to the Funds, and would be recorded as reductions of offering costs recognized by the Funds. During the fiscal year ended October 31, 2011, Nuveen earned no net underwriting amounts on the Funds’ MTP Shares.

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Insured Quality (NQI), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) issued their VMTP Shares in a privately negotiated offering during February 2011, September 2011 and July 2011, respectively. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem each Fund’s outstanding ARPS. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2011, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

	Insured Quality (NQI)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Series 2014	$240,400,000	$92,500,000	$67,600,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances . The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

	Insured Quality (NQI)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Term Redemption Date	March 1, 2014	October 1, 2014	August 1, 2014

Optional Redemption Date	March 1, 2012	October 1, 2012	August 1, 2012

Premium Expiration Date	February 29, 2012	September 30, 2012	July 31, 2012

The average liquidation value of VMTP Shares outstanding and average annualized dividend rate of VMTP Shares for each Fund during the fiscal year ended October 31, 2011, were as follows:

	Insured Quality (NQI)*	Insured Dividend Advantage (NVG)***	Insured Tax-Free Advantage (NEA)**

Average liquidation Value of VMTP Shares outstanding	$240,400,000	$92,500,000	$67,600,000

Annualized dividend rate	1.43%	1.15%	1.21%

*	For the period February 24, 2011 (issuance date of shares) through October 31, 2011.
**	For the period July 28, 2011 (issuance date of shares) through October 31, 2011.
***	For the period September 8, 2011 (issuance date of shares) through October 31, 2011.

Nuveen Investments	105

Notes to
Financial Statements (continued)

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) issued their VRDP Shares in a privately negotiated offering during December 2010, December 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Insured Premium Income 2 (NPX) exchanged all its 2,190 Series 1 VRDP Shares for 2,190 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all of each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)

Series	1	1	2

Shares outstanding	6,672	1,309	2,190

Maturity	December 1, 2040	December 1, 2040	August 1, 2038

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended October 31, 2011, were as follows:

	Insured Opportunity (NIO)*	Premier Insured Income (NIF)**	Insured Premium Income 2 (NPX)

Average liquidation value outstanding	667,200,000	130,900,000	219,000,000

Annualized dividend rate	0.40%	0.41%	0.37%

*	For the period December 30, 2010 (issuance date of shares) through October 31, 2011.
**	For the period December 16, 2010 (issuance date of shares) through October 31, 2011.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as components of “Fees on VRDP Shares” on the Statement of Operations.

Insurance

Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, each Fund invests at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which each Fund invests will be investment grade at the time of

106	Nuveen Investments

purchase (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Maximum exposure to Recourse Trusts	$26,610,000	$40,430,000	$15,375,000	$14,845,000	$6,665,000	$6,665,000

Nuveen Investments	107

Notes to
Financial Statements (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2011, were as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Average floating rate obligations outstanding	$57,132,548	$120,149,511	$21,240,260	$57,980,000	$28,413,334	$13,040,000

Average annual interest rate and fees	0.59%	0.61%	0.57%	0.53%	0.65%	0.68%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) in connection with their offerings of MTP Shares ($1,875,000 and $1,605,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Insured Quality (NQI), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) in connection with their VMTP Shares ($1,120,000, $485,000 and $180,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) in connection with their offerings of VRDP Shares ($2,645,000, $755,000 and $2,535,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be

108	Nuveen Investments

made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Insured Quality (NQI)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$826,037,255	$—	$826,037,255

Insured Opportunity (NIO)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$2,116,616,323	$—	$2,116,616,323
Short-Term Investments	—	10,500,000	—	10,500,000
Total	$—	$2,127,116,323	$—	$2,127,116,323

Premier Insured Income (NIF)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$429,965,798	$—	$429,965,798
Short-Term Investments	—	1,760,000	—	1,760,000
Total	$—	$431,725,798	$—	$431,725,798

Insured Premium Income 2 (NPX)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$771,518,145	$—	$771,518,145

Insured Dividend Advantage (NVG)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$669,269,056	$—	$669,269,056
Investment Companies	1,333,283	—	—	1,333,283
Total	$1,333,283	$669,269,056	$—	$670,602,339

Insured Tax-Free Advantage (NEA)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$481,015,397	$—	$481,015,397

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2011.

Nuveen Investments	109

Notes to
Financial Statements (continued)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Insured Quality (NQI)		Insured Opportunity (NIO)		Premier Insured Income (NIF)
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10

Common shares:
Issued to shareholders due to reinvestment of distributions	10,745	102,819	24,068	—	40,933	36,155
Repurchased and retired	—	—	—	(2,900)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	$12.93	—	—
Discount per share repurchased and retired	—	—	—	8.57%	—	—

	Insured Premium Income 2 (NPX)		Insured Dividend Advantage (NVG)		Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10	Year Ended 10/31/11	Year Ended 10/31/10

Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—	1,085	5,430

Preferred Shares

Insured Premium Income 2 (NPX) redeemed all of its outstanding ARPS during the fiscal year ended October 31, 2008.

Transactions in ARPS were as follows:

	Insured Quality (NQI)				Insured Opportunity (NIO)

	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

ARPS redeemed:
Series M	(1,954)	$(48,850,000)	(55)	$(1,375,000)	(3,319)	$(82,975,000)	(53)	$(1,325,000)
Series T	(1,956)	(48,900,000)	(54)	(1,350,000)	(3,319)	(82,975,000)	(53)	(1,325,000)
Series W	(1,957)	(48,925,000)	(54)	(1,350,000)	(3,320)	(83,000,000)	(53)	(1,325,000)
Series W2	—	—	—	—	(2,655)	(66,375,000)	(43)	(1,075,000)
Series W3	—	—	—	—	(1,486)	(37,150,000)	(24)	(600,000)
Series TH	(1,745)	(43,625,000)	(49)	(1,225,000)	(3,319)	(82,975,000)	(53)	(1,325,000)
Series TH2	—	—	—	—	(3,321)	(83,025,000)	(53)	(1,325,000)
Series TH3	—	—	—	—	(2,536)	(63,400,000)	(41)	(1,025,000)
Series F	(1,956)	(48,900,000)	(54)	(1,350,000)	(3,318)	(82,950,000)	(53)	(1,325,000)

Total	(9,568)	$(239,200,000)	(266)	$(6,650,000)	(26,593)	$(664,825,000)	(426)	$(10,650,000)

	Premier Insured Income (NIF)				Insured Dividend Advantage (NVG)

	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

ARPS redeemed:
Series M	—	$—	—	$—	(1,247)	$(31,175,000)	—	$—
Series T	—	—	—	—	(1,217)	(30,425,000)	—	—
Series W	(678)	(16,950,000)	—	—	—	—	—	—
Series TH	(2,263)	(56,575,000)	—		(1,214)	(30,350,000)	—	—
Series F	(2,264)	(56,600,000)	—	—	—		—	—

Total	(5,205)	$(130,125,000)	—	$—	(3,678)	$(91,950,000)	—	$—

110	Nuveen Investments

	Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount

ARPS redeemed:
Series T	(1,104)	$(27,600,000)	(1,336)	$(33,400,000)
Series W	(1,105)	(27,625,000)	(1,335)	(33,375,000)
Series W2	(486)	(12,150,000)	(584)	(14,600,000)

Total	(2,695)	$(67,375,000)	(3,255)	$(81,375,000)

Transactions in MTP Shares were as follows:

	Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount

MTP Shares issued:
Series 2015	—	$—	8,300,000	$83,000,000

Transactions in VMTP Shares were as follows:

	Insured Quality (NQI)				Insured Dividend Advantage (NVG)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

VMTP Shares issued:
Series 2014	2,404	$240,400,000	—	$—	925	$92,500,000	—	$—

	Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount

VMTP Shares issued:
Series 2014	676	$67,600,000	—	$—

Transactions in VRDP Shares were as follows:

	Insured Opportunity (NIO)				Premier Insured Income (NIF)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

VRDP Shares issued:
Series 1	6,672	$667,200,000	—	$—	1,309	$130,900,000	—	$—

During the fiscal year ended October 31, 2010, Insured Premium Income 2 (NPX) completed a private exchange offer in which all of its 2,190 Series 1 VRDP Shares were exchanged for 2,190 Series 2 VRDP Shares.

Nuveen Investments	111

Notes to
Financial Statements (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Purchases	$147,786,282	$211,167,059	$33,216,304	$153,208,699	$50,565,340	$11,871,484

Sales and maturities	146,570,129	270,173,395	33,494,779	149,050,108	47,785,591	10,585,430

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Cost of investments	$769,369,477	$1,968,285,582	$399,274,982	$700,489,450	$625,659,537	$453,455,242

Gross unrealized:
Appreciation	37,366,507	106,305,548	22,691,910	38,684,256	36,108,217	21,362,531
Depreciation	(33,033,663)	(53,630,912)	(9,241,923)	(25,636,905)	(19,578,594)	(6,839,622)

Net unrealized appreciation (depreciation) of investments	$4,332,844	$52,674,636	$13,449,987	$13,047,351	$16,529,623	$14,522,909

Permanent differences, primarily due to federal taxes paid, taxable market discount and non-deductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2011, the Funds’ tax year end, as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Paid-in surplus	$(253,832)	$(74,346)	$(22,075)	$(81,128)	$(383,919)	$(329,737)

Undistributed (Over-distribution of) net investment income	225,345	(515,751)	4,693	32,104	370,987	328,724

Accumulated net realized gain (loss)	28,487	590,097	17,382	49,024	12,932	1,013

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Undistributed net tax-exempt income *	$9,973,805	$28,113,476	$5,558,575	$7,640,559	$9,752,295	$6,245,272

Undistributed net ordinary income **	110,288	4,523	6,396	52,758	—	3,195

Undistributed net long-term capital gains	—	264,655	—	—	1,396,468	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2011, paid on November 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

112	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011, and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Distributions from net tax-exempt income ***	$35,817,692	$85,650,770	$17,902,087	$28,602,694	$28,729,780	$20,898,107

Distributions from net ordinary income **	—	428,596	—	—	—	—

Distributions from net long-term capital gains ****	—	—	—	—	86,428	—

2010	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Dividend Advantage (NVG)	Insured Tax-Free Advantage (NEA)

Distributions from net tax-exempt income	$33,407,345	$83,231,805	$17,344,874	$28,528,827	$28,392,303	$20,278,475

Distributions from net ordinary income **	—	—	—	—	—	—

Distributions from net long-term capital gains	—	—	—	—	1,302,507	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2011, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011.

At October 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Insured Quality (NQI)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Tax-Free Advantage (NEA)
Expiration:
October 31, 2012	$—	$—	$—	$139,914
October 31, 2013	—	—	—	4,418,633
October 31, 2015	—	—	—	174,026
October 31, 2016	2,623,034	1,240,117	3,274,999	1,917,479
October 31, 2017	217,918	—	456,587	—
October 31, 2018	322,087	—	—	—
Total	$3,163,039	$1,240,117	$3,731,586	$6,650,052

During the Funds’ tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Insured Quality (NQI)	Insured Opportunity (NIO)	Premier Insured Income (NIF)	Insured Premium Income 2 (NPX)	Insured Tax-Free Advantage (NEA)
Utilized capital loss carryforwards	$2,009,925	$5,318,344	$35,517	$2,685,818	$194,140

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

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Notes to
Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Insured Quality (NQI) Insured Opportunity (NIO) Premier Insured Income (NIF) Insured Premium Income 2 (NPX) Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Average Daily Managed Assets*	Insured Dividend Advantage (NVG) Insured Tax-Free Advantage (NEA) Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2011, the complex-level fee rate for these Funds was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

114	Nuveen Investments

For the first ten years of Insured Dividend Advantage’s (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,

2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage’s (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending November 30,		Year Ending November 30,

2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

On October 28, 2011, the Fund’s Board of Directors/Trustees approved changes to each Fund’s investment policy regarding investment in insured municipal securities. These changes are designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund will eliminate the investment policy requiring it, under normal circumstances, to invest at least 80% of its Managed Assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Since 2007, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds are not changing their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds will change their names as follows:

• Insured Quality (NQI) will change to Nuveen Quality Municipal Fund, Inc. (NQI)

• Insured Opportunity (NIO) will change to Nuveen Municipal Opportunity Fund, Inc. (NIO)

• Premier Insured Income (NIF) will change to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)

• Insured Premium Income 2 (NPX) will change to Nuveen Premium Income Municipal Opportunity Fund. (NPX)

• Insured Dividend Advantage (NVG) will change to Nuveen Dividend Advantage Municipal Income Fund. (NVG)

• Insured Tax-Free Advantage (NEA) will change to Nuveen AMT-Free Municipal Income Fund. (NEA)

Nuveen Investments	115

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

116	Nuveen Investments

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.     Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

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Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds;

118	Nuveen Investments

providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.     The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Insured Tax-Free Advantage Fund”), the Nuveen Insured Dividend Advantage Municipal Fund (the “Insured Dividend Advantage Fund”) and the Nuveen Premier Insured Municipal Income Fund, Inc. (the “Premier Insured Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Nuveen Insured Premium Income

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Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

Municipal Fund 2 (the “Insured Premium Income Fund 2”) had demonstrated satisfactory performance compared to peers, performing in the third quartile over various periods. They also noted that the Nuveen Insured Municipal Opportunity Fund, Inc. (the “Insured Municipal Opportunity Fund”) and the Nuveen Insured Quality Municipal Fund, Inc. (the “Insured Quality Fund”) lagged their peers and/or benchmarks over various periods. With respect to Nuveen funds that lagged their peers and/or benchmarks over various periods, the Independent Board Members considered the factors affecting performance and any steps taken or proposed to address performance issues, and were satisfied with the process followed.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.     Fees, Expenses and Profitability

1.     Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Insured Dividend Advantage Fund and the Insured Tax-Free Advantage Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

120	Nuveen Investments

The Independent Board Members noted that the Insured Quality Fund and the Premier Insured Fund had higher net management fees than their peer averages and a slightly higher or higher net expense ratio compared to their peer averages while the Insured Municipal Opportunity Fund and the Insured Premium Income Fund 2 had net management fees higher than their peer averages but a net expense ratio in line with their peer averages. In addition, the Independent Board Members observed that each of the other Funds had net management fees and net expense ratios below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.     Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3.     Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to

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Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.     Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

122	Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.     Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.     Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241
	8/22/40	Chairman of
	333 W. Wacker Drive	the Board	1996
	Chicago, IL 60606	and Board Member	Class III

■	JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
	10/22/48
	333 W. Wacker Drive	Board Member	1999		241
	Chicago, IL 60606		Class III

■	WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
	3/6/48
	333 W. Wacker Drive	Board Member	2004		241
	Chicago, IL 60606		Class I

■	DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.
	10/28/42
	333 W. Wacker Drive Chicago, IL 60606	Board Member	2005		241
			Class II

■	WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.
	9/24/44
	333 W. Wacker Drive	Board Member	1996		241
	Chicago, IL 60606		Class III

124	Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
	12/29/47
	333 W. Wacker Drive	Board Member	1997		241
	Chicago, IL 60606		Class I

■	CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241
	6/28/47
	333 W. Wacker Drive	Board Member	2007
	Chicago, IL 60606		Class I

■	VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
	8/16/44
	333 W. Wacker Drive	Board Member	2011		241
	Chicago, IL 60606

■	TERENCE J. TOTH(2)			Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
	9/29/59
	333 W. Wacker Drive	Board Member	2008		241
	Chicago, IL 60606		Class II

Interested Board Member:

■	JOHN P. AMBOIAN(3)			Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.
	6/14/61
	333 W. Wacker Drive	Board Member	2008		241
	Chicago, IL 60606		Class II

Nuveen Investments	125

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
	9/9/56	Chief
	333 W. Wacker Drive	Administrative	1988		241
	Chicago, IL 60606	Officer

■	WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133
	6/9/55
	333 W. Wacker Drive	Vice President	2007
	Chicago, IL 60606

■	CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.	133
	1/11/62
	333 W. Wacker Drive	Vice President	2007
	Chicago, IL 60606

■	MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241
	4/11/64
	333 W. Wacker Drive	Vice President	2009
	Chicago, IL 60606

■	LORNA C. FERGUSON			Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
	10/24/45
	333 W. Wacker Drive	Vice President	1998
	Chicago, IL 60606

■	STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.
	5/31/54
	333 W. Wacker Drive	Vice President	1998		241
	Chicago, IL 60606	and Controller

126	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
	8/20/70	Vice President
	333 W. Wacker Drive	and Treasurer	2009		241
Chicago, IL 60606

■	WALTER M. KELLY			Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.
	2/24/70	Chief Compliance
	333 W. Wacker Drive	Officer and	2003		241
	Chicago, IL 60606	Vice President

■	TINA M. LAZAR			Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.
8/27/61
	333 W. Wacker Drive	Vice President	2002		241
Chicago, IL 60606

Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).

■	LARRY W. MARTIN
	7/27/51	Vice President and
	333 W. Wacker Drive	Assistant Secretary	1997		241
Chicago, IL 60606

■	KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
	3/26/66	Vice President
	333 W. Wacker Drive	and Secretary	2007		241
Chicago, IL 60606

Nuveen Investments	127

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
	3/30/53	Vice President and
	901 Marquette Avenue	Assistant Secretary	2011		241
Minneapolis, MN 55402

(1)	For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

128	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	129

Reinvest Automatically

Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

130	Nuveen Investments

Glossary of Terms

Used in this Report

■

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■

Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■

Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments	131

Glossary of Terms

Used in this Report (continued)

■

Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■

Lipper General and Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 23 funds; 5-year, 22 funds; and 10-year, 13 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■

Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■

Standard & Poor’s (S&P) National Insured Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, insured U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

■

Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

132	Nuveen Investments

Notes

Nuveen Investments	133

Notes

134	Nuveen Investments

Other Useful Information

Board of

Directors/Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive Chicago, IL 60606

Custodian

State Street Bank

& Trust Company

Boston, MA

Transfer Agent and Shareholder Services

State Street Bank &

Trust Company

Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071 (800) 257-8787

Legal Counsel

Chapman and Cutler LLP Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Auction Rate Preferred Shares Redeemed
NQI	—	9,568
NIO	—	26,593
NIF	—	5,205
NPX	—	—
NVG	—	3,678
NEA	—	2,695

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	135

Nuveen Investments:

Serving Investors for Generations

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

www.nuveen.com

EAN-D-1011D

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

NUVEEN Investments

Closed-End Funds

Nuveen Investments

Municipal Closed-End Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report

April 30, 2012

Nuveen Quality Municipal Fund, Inc.

NQI

Nuveen Municipal Opportunity Fund, Inc.

NIO

Nuveen Premier Municipal Opportunity Fund, Inc.

NIF

Nuveen Premium Income Municipal Opportunity Fund

NPX

Nuveen Dividend Advantage Municipal Income Fund

NVG

Nuveen AMT-Free Municipal Income Fund

NEA

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Nuveen Investment

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	12

Common Share Dividend and Price Information	14

Performance Overviews	16

Portfolios of Investments	22

Statement of Assets and Liabilities	82

Statement of Operations	84

Statement of Changes in Net Assets	86

Statement of Cash Flows	89

Financial Highlights	91

Notes to Financial Statements	100

Reinvest Automatically, Easily and Conveniently	114

Glossary of Terms Used in this Report	116

Additional Fund Information	119

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C, and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Quality Municipal Fund, Inc. (NQI)

Nuveen Municipal Opportunity Fund, Inc. (NIO)

Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)

Nuveen Premium Income Municipal Opportunity Fund (NPX)

Nuveen Dividend Advantage Municipal Income Fund (NVG)

Nuveen AMT-Free Municipal Income Fund (NEA)

Portfolio managers Paul Brennan and Douglas White discuss key investment strategies and the six-month performance of these six national Funds. With 21 years of industry experience, including 15 years at Nuveen, Paul has managed NIO, NIF, NVG, and NEA since 2006. Douglas, who has 29 years of financial industry experience, assumed portfolio management responsibility for NQI and NPX in January 2011.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2012?

During this period, municipal bond prices generally rallied, amid strong demand and yield that continued to be historically low. The availability of municipal supply improved in recent months from 2011 levels, although the pattern of new issuance remained light compared with long-term historical trends. Due to their insured mandate and the continued severe decline in insured issuance, finding appropriate insured municipal bonds, especially new insured issues, remained a challenge for these Funds during the first two months of this period. Over the past few years, most municipal bond insurers had their credit ratings downgraded and only one insurer currently insures new municipal bonds. As a result, the supply of insured municipal securities decreased dramatically. During November and December 2011, issuance of new insured paper totaled just over $3 billion, accounting for approximately 4.5% of total municipal issuance during that time, compared with historical levels approaching 50%. The combination of comparatively light municipal supply, little insured issuance and relatively lower yields meant few attractive opportunities for these Funds during November and December 2011.

In view of this situation, in October 2011, the Funds’ Board of Directors/Trustees approved changes to the Funds’ investment policy regarding insured municipal securities. Effective January 2, 2012, the Funds eliminated the policy requiring them to invest at least 80% of their managed assets in municipal securities covered by insurance. This change was designed to provide more flexibility regarding the types of securities available for investment. This does not represent a change in investment objectives; each

Nuveen Investments	5

Fund will continue to invest substantially all of its assets in a portfolio of investment-grade quality municipal securities.

Following the change to these Funds’ investment policy, our purchase activity increased, as we worked to enhance the Funds’ credit and sector diversification. One of the areas where we were more active was the health care sector, which had been underutilized in these Funds under the insured mandate and which we believed offered good opportunities. We also found value in water and sewer, transportation (particularly airports and toll roads), tobacco and higher education credits and in tax-supported bonds. Although the pattern of issuance tended to be shorter on the yield curve during this period due to an increase in refunding activity, our focus generally remained on longer maturities in order to take advantage of attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also provided some protection for the Funds’ duration and yield curve positioning. We also added slightly more yield to the Funds, buying bonds rated A and BBB. Overall, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. Approximately half of the new municipal bonds issued during this period came from borrowers that were calling existing debt and refinancing at lower rates. This refunding activity provided a meaningful source of liquidity, which was beneficial as we began to transition the Funds from insured to non-insured. In addition, NIF and NPX, which are now structured as Funds that do not hold any bonds subject to the alternative minimum tax (AMT), sold all of their AMT holdings by March 31, 2012, and reinvested the proceeds into bonds offering federal tax-exempt income. This provided additional opportunities to restructure these two Funds.

As of April 30, 2012, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

6	Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

How did the Funds perform during the six-month period ended April 30, 2012?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 4/30/12

Fund	6-Month	1-Year	5-Year	10-Year
NQI	8.79%	20.93%	5.62%	5.99%
NIO	8.46%	19.21%	5.81%	6.19%
NIF	8.80%	18.97%	6.09%	6.23%
NPX	9.26%	21.11%	6.00%	6.18%
NVG	8.29%	16.90%	6.25%	6.76%
NEA	6.38%	14.40%	5.99%	N/A

Standard & Poor’s (S&P) Municipal Bond Index**	5.70%	11.89%	5.26%	5.42%
Standard & Poor’s (S&P) Municipal Bond Insured Index**	5.76%	12.66%	5.33%	5.49%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average**	10.74%	23.04%	6.00%	6.68%

For the six months ended April 30, 2012, the cumulative returns on common share net asset value (NAV) for these six Funds exceeded the returns for the Standard & Poor’s (S&P) Municipal Bond Index and the S&P Municipal Bond Insured Index. For the same period, the Funds underperformed the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Among these Funds, NQI, NIF and NPX were the most advantageously positioned in terms of duration and yield curve exposure, with greater exposure to the longer parts of the yield curve that performed well. Holdings of non-callable zero coupon bonds, which outperformed during this period due to their long durations, also boosted the performance of NQI and NPX. In contrast, both NVG and NEA, which were introduced in March and November 2002, respectively, have reached the ten-year point

Nuveen Investments	7

of the bond market cycle where holdings of bonds with short call dates typically increases. This hampered their performance during this period. NEA, which had the shortest duration among the six Funds, was the most negatively impacted by its positioning. In general, variations in duration and yield curve positioning among the Funds accounted for the majority of the differences in performance.

Credit exposure was also an important factor in performance during these six months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. Over the past few years, bonds that matured or were called from these Funds’ portfolios and not replaced due to the insured mandate caused their credit weightings to shift toward the upper end of the quality spectrum. While we added to the Funds’ lower rated holdings following the change in investment policy, these Funds generally continued to be significantly over-weight in bonds rated AA, which detracted from their performance during this period. NEA’s performance also was hampered by the largest exposure to AAA rated bonds among these six Funds. These allocations were offset to a certain extent by the positive influence of the Funds’ exposures to the lower rated credit spectrum.

Holdings that generally made positive contributions to the Funds’ returns during this period included health care (including hospitals), transportation and education credits. All of these Funds, particularly NQI, NPX and NVG, benefited from their weightings in the health care sector. In addition, the returns of NQI and NPX were boosted by their holdings of toll road bonds. Tobacco bonds backed by the 1998 master settlement agreement also were one of the top performing market segments, as these bonds benefited from several market developments, including increased demand for higher-yielding investments by investors who became less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. Benefiting from the recent change in investment policy, NIO, NIF, NVG and NEA now have allocations in lower rated tobacco bonds as of April 30, 2012. NQI and NPX do not hold any lower rated tobacco bonds.

8	Nuveen Investments

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2012, NEA had the largest exposure to pre-refunded bonds, while NQI had the smallest allocation. General obligation and other tax-supported bonds as well as utilities and housing credits also lagged the performance of the general municipal market for this period. These Funds generally had relatively light exposures to housing, which limited the impact of the performance of this sector.

FUND POLICY CHANGES

On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes were designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Over the past few years, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds have not changed their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds have changed their names as follows:

•	Nuveen Insured Quality Municipal Fund, Inc. (NQI) changed to Nuveen Quality Municipal Fund, Inc. (NQI)

•	Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) changed to Nuveen Municipal Opportunity Fund, Inc. (NIO)

•	Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) changed to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)

Nuveen Investments	9

•	Nuveen Insured Premium Income Municipal Fund 2 (NPX) changed to Nuveen Premium Income Municipal Opportunity Fund (NPX)

•	Nuveen Insured Dividend Advantage Municipal Fund (NVG) changed to Nuveen Dividend Advantage Municipal Income Fund (NVG); and

•	Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) changed to Nuveen AMT-Free Municipal Income Fund (NEA)

In addition, each Fund changed its non-fundamental investment policy requiring each Fund to invest in municipal securities rated at least investment grade at the time of investment. Each Fund adopted a new policy to, under normal circumstances, invest at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Under the new policy, each Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of each Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

APPROVED FUND REORGANIZATIONS

On June 22, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain Funds included in this report. The reorganizations are intended to create a single larger Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

10	Nuveen Investments

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
• Nuveen Premier Municipal Opportunity Fund, Inc.	NIF	Nuveen AMT-Free Municipal Income Fund	NEA
• Nuveen Premier Income Municipal Opportunity Fund	NPX

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer substantially all of their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

Nuveen Investments	11

Fund Leverage and

Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2012, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables.

MTP Shares

Fund	Series	MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker
NVG	2014	$108,000,000	2.95%	NVG PrC
NEA	2015	$83,000,000	2.85%	NEA PrC

VMTP Shares

Fund	Series	VMTP Shares Issued at Liquidation Value
NQI	2014	$240,400,000
NVG	2014	$92,500,000
NEA	2014	$67,600,000

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NIO	$667,200,000
NIF	$130,900,000
NPX	$219,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP Shares, VMTP Shares and VRDP Shares.)

12	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

Common Share Dividend

and Price Information

DIVIDEND INFORMATION

The monthly dividends of all six Funds in this report remained stable throughout the six-month reporting period ended April 30, 2012.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions in December 2011 as follows:

	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NQI	—	$0.0026
NIO	$0.0026	—
NVG	$0.0413	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2012, all six of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of April 30, 2012, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQI, NIF, and NPX have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NIO	2,900	0.0%
NVG	10,400	0.0%
NEA	19,300	0.1%

During the six-month reporting period, the Funds did not repurchase and retire any of their outstanding common shares.

14	Nuveen Investments

As of April 30, 2012, and during the six-month reporting period, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	4/30/12 (-) Discount	Six-Month Average (+) Premium/(-) Discount
NQI	(-)3.01%	(-) 0.55%
NIO	(-)4.01%	(-) 3.03%
NIF	(-)1.86%	(+) 1.74%
NPX	(-)4.51%	(-) 3.62%
NVG	(-)3.74%	(-) 3.06%
NEA	(-)3.02%	(-) 2.94%

Nuveen Investments	15

Fund Snapshot
Common Share Price		$14.50
Common Share Net Asset Value (NAV)		$14.95
Premium/(Discount) to NAV		-3.01%
Market Yield		6.21%
Taxable-Equivalent Yield[1]		8.63%
Net Assets Applicable to Common Shares ($000)		$574,904
Leverage
Regulatory Leverage		29.49%
Effective Leverage		37.50%
Average Annual Total Returns
(Inception 12/19/90)
	On Share Price	On NAV
6-Month (Cumulative)	6.01%	8.79%
1-Year	20.51%	20.93%
5-Year	5.95%	5.62%
10-Year	5.96%	5.99%
States[3]
(as a % of total investments)
California		15.6%
Florida		9.1%
Texas		8.8%
Illinois		8.2%
Pennsylvania		5.4%
New York		5.4%
Washington		5.3%
Arizona		3.8%
Massachusetts		3.8%
Kentucky		3.8%
Indiana		2.7%
Colorado		2.7%
Michigan		2.6%
Louisiana		2.5%
Ohio		2.4%
Other		17.9%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/Limited		24.2%
Transportation		15.5%
Health Care		13.9%
Tax Obligation/General		12.5%
Water and Sewer		11.2%
U.S. Guaranteed		10.3%
Other		12.4%

NQI Performance OVERVIEW	Nuveen Quality Municipal Fund, Inc. as of April 30, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share4

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

4	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0026 per share.

16	Nuveen Investments

NIO Performance OVERVIEW	Nuveen Municipal Opportunity Fund, Inc. as of April 30, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share4

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0026 per share.

Fund Snapshot
	Common Share Price	$14.86
	Common Share Net Asset Value (NAV)	$15.48
	Premium/(Discount) to NAV	-4.01%
	Market Yield	5.90%
	Taxable-Equivalent Yield[1]	8.19%
	Net Assets Applicable to Common Shares ($000)	$1,479,755
	Leverage
	Regulatory Leverage	31.08%
	Effective Leverage	36.70%
Average Annual Total Returns
(Inception 9/19/91)
	On Share Price	On NAV
6-Month (Cumulative)	7.79%	8.46%
1-Year	19.83%	19.21%
5-Year	5.97%	5.81%
10-Year	6.22%	6.19%
States[3]
(as a % of total investments)
	Florida	15.4%
	California	13.4%
	Illinois	5.8%
	Texas	5.3%
	Nevada	5.3%
	New York	5.2%
	Washington	4.1%
	South Carolina	3.7%
	Pennsylvania	3.4%
	New Jersey	3.1%
	Louisiana	3.0%
	Ohio	2.9%
	Indiana	2.6%
	Colorado	2.3%
	Massachusetts	2.3%
	Oklahoma	2.0%
	Arizona	1.9%
	Other	18.3%
Portfolio Composition[3]
(as a % of total investments)
	Tax Obligation/Limited	27.5%
	Transportation	15.3%
	U.S. Guaranteed	12.7%
	Tax Obligation/General	12.4%
	Water and Sewer	10.9%
	Utilities	8.0%
	Health Care	6.4%
	Education and Civic Organizations	5.2%
	Other	1.6%

Nuveen Investments	17

Fund Snapshot
Common Share Price		$15.26
Common Share Net Asset Value (NAV)		$15.55
Premium/(Discount) to NAV		-1.86%
Market Yield		5.94%
Taxable-Equivalent Yield[1]		8.25%
Net Assets Applicable to
Common Shares ($000)		$303,454
Leverage
Regulatory Leverage		30.14%
Effective Leverage		37.27%
Average Annual Total Returns
(Inception 12/19/91)
	On Share Price	On NAV
6-Month (Cumulative)	10.22%	8.80%
1-Year	10.51%	18.97%
5-Year	6.67%	6.09%
10-Year	6.24%	6.23%

States[3]
(as a % of total investments)
California		15.6%
Illinois		11.7%
Washington		8.0%
New York		6.8%
Colorado		4.8%
Texas		4.7%
Pennsylvania		4.6%
Nevada		4.1%
Indiana		3.7%
Florida		3.6%
Massachusetts		3.2%
Arizona		3.1%
Oregon		3.0%
Ohio		2.8%
New Jersey		2.2%
Other		18.1%

Portfolio Composition[3]
(as a % of total investments)
U.S. Guaranteed		21.2%
Tax Obligation/Limited		19.2%
Tax Obligation/General		17.6%
Transportation		11.0%
Water and Sewer		10.4%
Health Care		9.0%
Education and Civic Organizations		5.1%
Other		6.5%

NIF Performance OVERVIEW	Nuveen Premier Municipal Opportunity Fund, Inc. as of April 30, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NPX Performance OVERVIEW	Nuveen Premium Income Municipal Opportunity Fund as of April 30, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

4	Rounds to less than 1%.

Fund Snapshot
Common Share Price		$13.76
Common Share Net Asset Value (NAV)		$14.41
Premium/(Discount) to NAV		-4.51%
Market Yield		5.41%
Taxable-Equivalent Yield[1]		7.51%
Net Assets Applicable to
Common Shares ($000)		$538,364
Leverage
Regulatory Leverage		28.92%
Effective Leverage		35.39%
Average Annual Total Returns
(Inception 7/22/93)
	On Share Price	On NAV
6-Month (Cumulative)	10.19%	9.26%
1-Year	24.04%	21.11%
5-Year	6.84%	6.00%
10-Year	6.17%	6.18%
States[3]
(as a % of total investments)
California		18.7%
New York		7.1%
Pennsylvania		6.6%
Texas		6.3%
New Jersey		6.3%
Colorado		6.2%
Florida		5.6%
Illinois		5.4%
Indiana		3.8%
Louisiana		3.7%
Arizona		3.3%
Washington		3.2%
Georgia		3.0%
Puerto Rico		2.8%
Other		18.0%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/Limited		20.6%
Water and Sewer		12.9%
Transportation		12.4%
U.S. Guaranteed		12.0%
Health Care		11.7%
Tax Obligation/General		10.6%
Utilities		9.1%
Education and Civic Organizations		8.5%
Other		2.2%

Nuveen Investments	19

Fund Snapshot
Common Share Price		$15.18
Common Share Net Asset Value (NAV)		$15.77
Premium/(Discount) to NAV		-3.74%
Market Yield		5.93%
Taxable-Equivalent Yield[1]		8.24%
Net Assets Applicable to
Common Shares ($000)		$470,134
Leverage
Regulatory Leverage		29.90%
Effective Leverage		36.63%
Average Annual Total Returns
(Inception 3/25/02)
	On Share Price	On NAV
6-Month (Cumulative)	9.50%	8.29%
1-Year	19.47%	16.90%
5-Year	5.92%	6.25%
10-Year	6.42%	6.76%
States[3]
(as a % of total municipal bonds)
California		13.0%
Texas		11.9%
Washington		11.2%
Illinois		8.1%
Florida		7.4%
Indiana		7.3%
New York		4.5%
Colorado		4.1%
Tennessee		3.8%
Pennsylvania		3.3%
Louisiana		3.0%
Ohio		2.2%
Alaska		2.2%
Other		18.0%
Portfolio Composition[3]
(as a % of total investments)
Tax Obligation/Limited		20.1%
Transportation		16.8%
U.S. Guaranteed		14.2%
Health Care		12.9%
Tax Obligation/General		11.2%
Water and Sewer		6.7%
Education and Civic Organizations		6.5%
Utilities		6.5%
Other		5.1%

NVG Performance OVERVIEW	Nuveen Dividend Advantage Municipal Income Fund as of April 30, 2012

Credit Quality (as a % of total municipal bonds)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share4

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0413 per share.

20	Nuveen Investments

NEA Performance OVERVIEW	Nuveen AMT-Free Municipal Income Fund as of April 30, 2012

Credit Quality (as a % of total investments)2,3

2011-2012 Monthly Tax-Free Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Fund Snapshot
Common Share Price		$14.75
Common Share Net Asset Value (NAV)		$15.21
Premium/(Discount) to NAV		-3.02%
Market Yield		5.69%
Taxable-Equivalent Yield[1]		7.90%
Net Assets Applicable to
Common Shares ($000)		$338,282
Leverage
Regulatory Leverage		30.80%
Effective Leverage		37.11%
Average Annual Total Returns
(Inception 11/21/02)
	On Share Price	On NAV
6-Month (Cumulative)	9.58%	6.38%
1-Year	18.16%	14.40%
5-Year	6.06%	5.99%
Since Inception	5.59%	6.26%
States[3]
(as a % of total investments)
California		13.7%
Florida		13.4%
Illinois		6.5%
Washington		5.9%
Michigan		5.9%
Texas		5.9%
New York		5.8%
Pennsylvania		5.0%
Indiana		4.5%
South Carolina		3.7%
Arizona		3.6%
Colorado		3.4%
Wisconsin		3.2%
Other		19.5%
Portfolio Composition[3]
(as a % of total investments)
U.S. Guaranteed		27.4%
Tax Obligation/Limited		24.5%
Health Care		10.2%
Water and Sewer		9.6%
Transportation		8.0%
Tax Obligation/General		7.9%
Utilities		6.2%
Other		6.2%

Nuveen Investments	21

Nuveen Quality Municipal Fund, Inc. (formerly known as Nuveen Insured Quality Municipal Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.9% (1.3% of Total Investments)

$1,135	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+	(4)	$1,173,284

7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1		7,379,540

	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Auburn Water Supply Agreement, Series 2011:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA–		1,300,725
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA–		1,043,260
10,385	Total Alabama				10,896,809

	Arizona – 5.6% (3.8% of Total Investments)

	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–		1,351,584
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–		1,633,080

7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA–		7,845,367

2,750	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 14.779%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2		3,018,840

9,270	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–		9,286,593

8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		9,276,010
30,545	Total Arizona				32,411,474

	Arkansas – 0.4% (0.3% of Total Investments)

2,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 – NPFG Insured	11/14 at 100.00	Aa2		2,450,565

	California – 22.8% (15.6% of Total Investments)

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
4,010	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA		4,413,566
3,965	5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA		4,340,565

5,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA		5,303,250

	California State, General Obligation Bonds, Series 2002:
4,455	5.000%, 4/01/27 – AMBAC Insured	7/12 at 100.00	A1		4,468,811
8,000	5.000%, 10/01/32 – NPFG Insured	10/12 at 100.00	A1		8,110,960

5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1		5,217

3,745	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+	(4)	4,086,544

7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–		8,219,330

1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+		996,800

2,340	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/24 – AMBAC Insured	11/17 at 102.00	A–		2,442,726

5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+	(4)	3,503,450

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
22,985	0.000%, 1/15/24 – NPFG Insured	7/12 at 50.65	BBB		11,491,581
22,000	0.000%, 1/15/31 – NPFG Insured	7/12 at 33.16	BBB		7,200,160
50,000	0.000%, 1/15/37 – NPFG Insured	7/12 at 23.01	BBB		10,631,500

5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/13 at 100.50	A		5,030,950

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		$8,604,975

5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2		3,336,819

1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA–		1,243,577

5,193	Moreno Valley Public Finance Authority, California, GNMA Collateralized Assisted Living Housing Revenue Bonds, CDC Assisted Living Project, Series 2000A, 7.500%, 1/20/42	7/12 at 105.00	Aaa		5,481,056

4,395	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	7/12 at 100.00	BBB	(4)	5,119,999

2,590	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/25 – SYNCORA GTY Insured	10/14 at 100.00	BBB		2,528,073

2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	AA–		2,056,440

	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+		2,243,940
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+		4,100,800

8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB		7,881,490

3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2		2,251,795

1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2		1,074,430

1,525	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2		1,638,506

3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA		3,490,582
197,988	Total California				131,297,892

	Colorado – 3.9% (2.7% of Total Investments)

2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AGM Insured	6/15 at 100.00	AA–		2,237,718

	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+		5,935,943
1,000	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+		1,098,710
1,085	13.486%, 11/15/25 – FGIC Insured (IF)	11/16 at 100.00	A+		1,481,600

9,880	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB		3,091,946

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB		4,453,200

1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	1,400,063

880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–		1,002,716

1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–		1,205,611

180	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		197,640

320	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	BBB	(4)	363,958
33,075	Total Colorado				22,469,105

	Connecticut – 0.2% (0.1% of Total Investments)

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA		1,102,370

Nuveen Investments	23

Nuveen Quality Municipal Fund, Inc. (continued) (formerly known as Nuveen Insured Quality Municipal Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	District of Columbia – 1.3% (0.9% of Total Investments)

$1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.096%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		$1,481,757

3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.089%, 10/01/36 – AMBAC Insured (IF)	10/16 at 100.00	AA+		5,829,001
5,255	Total District of Columbia				7,310,758

	Florida – 13.3% (9.1% of Total Investments)

4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA–		4,670,667

10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–		10,806,600

2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–		2,245,540

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A		1,125,071

3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA–	(4)	3,830,397

4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–		4,348,880

2,750	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA		2,906,915

2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 16.391%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AAA		3,460,784

600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1		662,268

1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2		1,100,400

7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		7,028,560

13,045	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A2		13,250,720

10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	10/18 at 100.00	AA–		10,560,508

3,730	Palm Beach County School Board, Florida, Certificates of Participation, Series 2003A, 5.000%, 8/01/16 – AMBAC Insured	8/13 at 100.00	AA–		3,915,008

4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33 (WI/DD, Settling 5/03/12)	5/22 at 100.00	AA		4,505,695

2,000	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue	10/21 at 100.00	AA–		2,150,480

	Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured
71,790	Total Florida				76,568,493

	Georgia – 3.2% (2.2% of Total Investments)

1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–		1,072,120

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–		7,832,580

2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–		2,268,660

7,295	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.000%, 7/15/36 – NPFG Insured	7/14 at 100.00	A3		7,441,848
17,295	Total Georgia				18,615,208

	Hawaii – 0.3% (0.2% of Total Investments)

1,620	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/21 – AGM Insured	7/13 at 100.00	Aa2		1,704,499

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 12.1% (8.2% of Total Investments)

$3,490	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Refunding Series 2005A, 5.500%, 12/01/30 – AMBAC Insured	No Opt. Call	AA–		$4,189,675

1,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–		1,681,425

9,500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		9,530,305

1,775	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		1,927,845

2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–		2,528,086

1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–		1,104,350

13,275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 5.250%, 5/01/26 – AGM Insured	6/12 at 100.00	AA–		13,315,754

15,785	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 4/01/27 – AGM Insured	6/12 at 100.00	AA–		15,801,101

7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	Aa3		8,137,040

5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		846,300

18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA		10,554,840
78,965	Total Illinois				69,616,721

	Indiana – 4.0% (2.7% of Total Investments)

11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–		11,928,355

3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,916,550

6,300	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+		6,876,387
21,110	Total Indiana				22,721,292

	Kansas – 1.4% (1.0% of Total Investments)

5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA		5,869,215

2,000	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/21 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	Aa2	(4)	2,134,080
7,500	Total Kansas				8,003,295

	Kentucky – 5.6% (3.8% of Total Investments)

3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3		3,279,174

	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
2,530	6.150%, 10/01/27 – NPFG Insured	10/13 at 101.00	BBB		2,641,194
12,060	6.150%, 10/01/28 – NPFG Insured	10/13 at 101.00	BBB		12,578,098

	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
3,815	6.150%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A–	(4)	4,165,103
6,125	6.150%, 10/01/28 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A–	(4)	6,687,091

2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA–	(4)	2,555,937
29,775	Total Kentucky				31,906,597

Nuveen Investments	25

Nuveen Quality Municipal Fund, Inc. (continued) (formerly known as Nuveen Insured Quality Municipal Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana – 3.7% (2.5% of Total Investments)

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$11,325	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		$11,765,769
8,940	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1		9,142,044

10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.714%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		10,904

5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.683%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		5,451
20,280	Total Louisiana				20,924,168

	Maine – 0.3% (0.2% of Total Investments)

555	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 – NPFG Insured	7/12 at 100.00	Aaa		557,131

1,335	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 (WI/DD, Settling 5/31/12) (Alternative Minimum Tax)	11/21 at 100.00	AA+		1,337,710
1,890	Total Maine				1,894,841

	Massachusetts – 5.6% (3.8% of Total Investments)

5,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.000%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AAA		5,040,950

4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		4,427,280

6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A		7,397,760

3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.368%, 1/01/16 (IF)	No Opt. Call	AAA		4,644,588

	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	1,352,188
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	1,081,750
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	1,292,691
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	2,163,500

3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+		3,567,703

1,245	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–		1,427,841
28,490	Total Massachusetts				32,396,251

	Michigan – 3.8% (2.6% of Total Investments)

5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+		5,107,300

1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	Aa2		1,970,051

2,750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3		3,099,525

10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1		11,632,386
20,160	Total Michigan				21,809,262

	Minnesota – 0.2% (0.1% of Total Investments)

1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA–		1,088,950

	Mississippi – 1.9% (1.3% of Total Investments)

2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 – FGIC Insured (ETM)	No Opt. Call	BBB	(4)	3,065,642

1,330	Harrison County Wastewater Management District, Mississippi, Wastewater Treatment Facilities Revenue Refunding Bonds, Series 1991A, 8.500%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R	(4)	1,407,858

5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–		6,351,810
9,490	Total Mississippi				10,825,310

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 2.2% (1.5% of Total Investments)

$12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA	$12,630,382

	Nevada – 1.0% (0.7% of Total Investments)

5,720	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R (4)	5,744,196

	New Jersey – 1.9% (1.3% of Total Investments)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,828,962
1,700	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,828,962

6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	7,439,580
9,400	Total New Jersey			11,097,504

	New Mexico – 0.9% (0.6% of Total Investments)

	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,345	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	1,459,581
3,290	5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AAA	3,565,998
4,635	Total New Mexico			5,025,579

	New York – 7.9% (5.4% of Total Investments)

15,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+	15,254,850

4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,061,966

2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	3,137,066

3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	3,366,264

2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	2,187,120

7,800	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	7,848,516

1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,453,043

1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 16.499%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	2,083,615

510	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/12 at 100.00	AA–	511,168

	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA	2,729,788
2,465	5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	2,715,567
43,535	Total New York			45,348,963

	Ohio – 3.5% (2.4% of Total Investments)

7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 – FGIC Insured	6/14 at 100.00	A+	7,471,310

9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	9,174,615

3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	3,264,348
19,110	Total Ohio			19,910,273

	Pennsylvania – 8.0% (5.4% of Total Investments)

3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,360,540

1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–	1,276,852

Nuveen Investments	27

Nuveen Quality Municipal Fund, Inc. (continued) (formerly known as Nuveen Insured Quality Municipal Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA		$6,452,832

1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+		1,742,144

2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–		2,637,964

3,750	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		4,116,075

5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		5,558,706

	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	AA–		5,285,050
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–		8,392,435

2,500	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–		2,633,650

2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB		2,091,920

	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–		1,237,433
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA–		1,102,930
42,855	Total Pennsylvania				45,888,531

	Puerto Rico – 3.4% (2.3% of Total Investments)

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+		2,635,650

31,870	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2		5,818,825

5,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	Baa1		4,965,500

5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3		6,045,250
44,370	Total Puerto Rico				19,465,225

	South Carolina – 2.2% (1.5% of Total Investments)

2,425	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 (Pre-refunded 2/01/14) – AMBAC Insured	2/14 at 100.00	Aa1	(4)	2,623,559

9,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1		10,261,236
12,375	Total South Carolina				12,884,795

	South Dakota – 0.3% (0.2% of Total Investments)

1,850	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A, 5.000%, 7/01/42 (WI/DD, Settling 5/01/12)	7/21 at 100.00	A+		1,940,743

	Tennessee – 1.3% (0.9% of Total Investments)

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A:
7,500	0.000%, 1/01/24 – AGM Insured	1/13 at 52.75	AA–		3,857,100
5,000	0.000%, 1/01/25 – AGM Insured	1/13 at 49.71	AA–		2,421,300
2,750	0.000%, 1/01/26 – AGM Insured	1/13 at 46.78	AA–		1,251,470
15,250	Total Tennessee				7,529,870

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas – 13.0% (8.8% of Total Investments)

$2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–		$2,507,316

500	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 5.000%, 8/15/37	8/21 at 100.00	AA		559,240

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		1,879,350

3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 – AGM Insured (UB)	7/14 at 100.00	AA–		3,410,316

3,735	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+	(4)	3,880,441

4,700	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA		5,071,347

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA–		3,710,175
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA–		2,180,108

17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA	(4)	24,222,790

2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 – AMBAC Insured	8/12 at 100.00	A+		2,006,680

22,045	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Children’s Medical Center of Dallas, Series 2002, 5.250%, 8/15/32 – AMBAC Insured	8/12 at 101.00	AA		22,370,605

2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2		2,693,802
65,060	Total Texas				74,492,170

	Utah – 0.8% (0.5% of Total Investments)

3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752-1, 12.492%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA		4,564,914

	Washington – 7.8% (5.3% of Total Investments)

8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+		8,674,800

1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 12.970%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		2,105,659

14,825	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, Park Place Project, Series 2000A, 7.000%, 5/20/42	5/12 at 105.00	AA+		15,586,264

4,380	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, RHF/Esperanza Apartments Project, Series 2000A, 6.125%, 3/20/42 (Alternative Minimum Tax)	9/12 at 101.00	AA+		4,470,710

1,970	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A		2,123,837

21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB)	No Opt. Call	AA+		12,030,756
52,350	Total Washington				44,992,026

	Wisconsin – 0.7% (0.5% of Total Investments)

1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2	(4)	1,825,641

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A+		1,382,650

1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1		1,043,208
3,885	Total Wisconsin				4,251,499

Nuveen Investments	29

Nuveen Quality Municipal Fund, Inc. (continued) (formerly known as Nuveen Insured Quality Municipal Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.4% (0.3% of Total Investments)

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	$1,085,650
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,109,538
2,000	Total Wyoming			2,195,188
$928,028	Total Investments (cost $787,553,615) – 146.8%			843,975,718
	Floating Rate Obligations – (9.1)%			(52,480,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (41.8)% (6)			(240,400,000)
	Other Assets Less Liabilities – 4.1%			23,808,310
	Net Assets Applicable to Common Shares – 100%			$574,904,028

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.5%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen Municipal Opportunity Fund, Inc. (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.3% (1.6% of Total Investments)

$10,500	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+		$10,687,530

2,500	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured (4)	8/12 at 100.00	Aaa		2,529,800

	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D:
425	5.000%, 2/01/38 (Pre-refunded 8/01/12) – FGIC Insured (4)	8/12 at 100.00	Aaa		429,934
14,800	5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured (4)	8/12 at 100.00	Aaa		14,971,828

10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured (4)	7/12 at 100.00	Caa3		6,107,315
38,420	Total Alabama				34,726,407

	Arizona – 2.8% (1.9% of Total Investments)

4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB–		4,265,278

	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 – AMBAC Insured	3/15 at 100.00	AA–		2,174,520
2,000	5.000%, 9/01/27 – AMBAC Insured	3/15 at 100.00	AA–		2,172,200

1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3		1,095,050

3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA–		3,281,670

1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA	(5)	1,098,690

5,200	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 14.749%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2		5,708,352

1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 – NPFG Insured	7/14 at 100.00	AA+		1,232,766

13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA		14,769,392

5,000	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/41 – FGIC Insured	7/15 at 100.00	AA+		5,248,500
38,070	Total Arizona				41,046,418

	Arkansas – 0.2% (0.1% of Total Investments)

2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1		2,783,211

	California – 19.8% (13.4% of Total Investments)

5,600	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+		3,735,256

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		33,611
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		28,010

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA		4,039,349
2,795	5.000%, 12/01/27 – NPFG Insured (UB)	12/14 at 100.00	AAA		3,070,335

3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA		3,181,950

10,150	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1		10,738,294

Nuveen Investments	31

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$10,920	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+		$11,681,888

3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	A1		3,833,375

5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA		6,324,425

10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2		10,123,500

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
15,510	4.500%, 6/01/27	6/17 at 100.00	BB–		13,276,405
3,760	5.000%, 6/01/33	6/17 at 100.00	BB–		2,968,558

1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,502,170

5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2		3,409,672

2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA		3,036,030

20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aa2	(5)	21,105,000

3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2		3,394,470

5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–		4,146,064

5,515	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A		5,597,339

690	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A	(5)	706,036

	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	6/12 at 101.00	N/R		15,042,000
6,000	5.125%, 6/15/33 – AMBAC Insured	6/12 at 101.00	N/R		6,007,500

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A		2,094,361

6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/13 at 100.00	AA–		6,222,840

2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	AA		3,357,615

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,797,300

1,220	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+		1,368,803

3,030	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 – AMBAC Insured	7/12 at 100.00	AA+		3,039,999

2,105	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/27 – AGM Insured	6/17 at 100.00	Aa2		2,062,226

66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa		56,093,421

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 – NPFG Insured	7/12 at 100.00	BBB		29,144,604
21,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB		5,900,030

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB		$18,686,121

11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	BBB		12,860,213

6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	Aa1		7,075,602

5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		5,115,050
323,925	Total California				292,799,422

	Colorado – 3.5% (2.3% of Total Investments)

1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–		1,068,152

1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 – AGM Insured	11/15 at 100.00	Aa2		2,153,517

1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 – NPFG Insured	6/14 at 100.00	AA–		1,044,230

4,950	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(5)	5,307,341

1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa1	(5)	1,944,032

35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB		21,442,941

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB		4,453,200

4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(5)	5,062,626

4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–		4,751,203

2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aa2	(5)	2,794,750

355	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		389,790

645	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	BBB	(5)	733,604
69,020	Total Colorado				51,145,386

	Connecticut – 0.2% (0.2% of Total Investments)

3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA		3,582,703

	District of Columbia – 0.9% (0.6% of Total Investments)

	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2003:
5,000	5.125%, 10/01/24 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA	(5)	5,336,650
5,000	5.125%, 10/01/25 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA	(5)	5,336,650

2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.096%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		2,963,513
12,670	Total District of Columbia				13,636,813

Nuveen Investments	33

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida – 22.7% (15.4% of Total Investments)

$1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	A1		$1,331,000

3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3	(5)	4,040,796

2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+		2,267,713

4,500	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003, 5.000%, 10/01/24 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	AA+	(5)	4,801,680

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–		6,483,960

	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2		5,526,516
12,585	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2		13,441,283

1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA–	(5)	1,665,390

3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	AA–		3,195,420

	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,230	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	9/12 at 100.00	AA+		1,232,337
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	9/12 at 100.00	AA+		1,891,890

900	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 – NPFG Insured	10/12 at 100.00	A2		903,915

	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 – AMBAC Insured	10/13 at 100.00	N/R		959,923
475	5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	N/R		496,660

	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1		1,292,063
1,095	5.000%, 10/01/23 – NPFG Insured	10/13 at 100.00	A1		1,131,168
1,225	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	A1		1,262,914

2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – NPFG Insured	2/15 at 100.00	BBB		2,600,600

2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – AGM Insured	8/15 at 100.00	AA–		2,722,200

1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A		1,250,616

3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	N/R	(5)	4,209,473

1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 – AMBAC Insured	7/12 at 100.00	N/R		1,000,210

	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
250	5.375%, 11/01/25 – NPFG Insured	11/12 at 100.00	A–		250,403
185	5.375%, 11/01/30 – NPFG Insured	11/12 at 100.00	A–		185,233

220	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 – NPFG Insured	11/12 at 100.00	Baa2		222,713

2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA–		2,107,940

1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–		2,032,102

2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured	No Opt. Call	Aaa		3,124,275

1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2		1,091,180

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2	(5)	$6,329,280

2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 – AMBAC Insured	11/13 at 101.00	AA		2,138,660

1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+		1,101,620

2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	A+		2,782,385

	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	Baa2		1,687,556
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	Baa2		1,859,756

1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1	(5)	1,582,253

1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Crossover Refunding Series 2007B, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	AA		1,615,155

1,000	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/14 – FGIC Insured	10/13 at 100.00	AA		1,064,010

1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 – AMBAC Insured	10/13 at 100.00	AAA		1,535,463

	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
1,730	5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R		1,746,556
2,000	5.000%, 10/01/19 – AMBAC Insured	10/12 at 100.00	N/R		2,017,980

4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–		5,079,065

1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A2		1,293,001

1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	10/14 at 100.00	A–		1,600,251

1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A		1,027,360

3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	Aa3		3,161,970

2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa2	(5)	2,136,140

	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
1,350	5.250%, 10/01/17 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(5)	1,444,284
1,000	5.250%, 10/01/18 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(5)	1,069,840

2,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3		2,099,520

2,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		2,206,534

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
5,615	5.750%, 10/01/19 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		5,698,720
35,920	5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		36,066,554

12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	Aa3		13,160,413

5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3		5,471,886

18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 – NPFG Insured	7/12 at 61.53	A+		10,951,740

Nuveen Investments	35

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA		$3,202,140

2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	Aa2		2,505,480

	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	BBB		1,369,348
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	BBB		2,236,806

2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA–		2,103,060

1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA		1,074,080

3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 – FGIC Insured	1/13 at 100.00	AA+		3,270,185

2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–		2,609,025

	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Aa3		2,677,225
7,820	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3		8,312,816

1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa3		1,850,573

1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA+		1,067,428

2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	AA–		2,307,595

3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–		3,294,810

8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA+		7,802,640

	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 – NPFG Insured	10/13 at 100.00	A1		1,051,810
500	5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A1		525,905
500	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	A1		525,130

3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA		3,308,760

	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003:
2,225	5.000%, 8/15/18 – AGM Insured	8/13 at 100.00	Aa3		2,343,192
1,300	5.000%, 8/15/21 – AGM Insured	8/13 at 100.00	Aa3		1,368,185

1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3		1,262,430

1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB		1,020,000

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–		5,969,712
8,500	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–		9,136,055

1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	AA–	(5)	1,945,674

1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 – NPFG Insured	9/14 at 100.00	Aa3		1,075,840

1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3		2,073,338

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$4,260	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA–		$4,599,352

	Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
1,360	5.250%, 1/01/17 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA–	(5)	1,404,567
770	5.250%, 1/01/18 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA–	(5)	795,233
500	5.250%, 1/01/20 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA–	(5)	516,385

5,740	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2	(5)	7,004,407

3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	BBB		3,861,644

	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
5,005	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R	(5)	5,454,049
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R	(5)	1,498,380

	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa3		1,558,692
1,555	5.125%, 10/01/21 – AGM Insured	10/13 at 100.00	Aa3		1,641,427

2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA		2,733,200

400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2		441,232

1,765	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/22 – AGM Insured	1/15 at 100.00	AA+		1,916,102

1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	7/12 at 100.00	Aaa		1,519,920

10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	Aa3		10,520,307

1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	AA+		1,475,568

4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3		4,490,033

2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA–		2,184,200

12,000	Volusia County, Florida, School Board Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3		12,542,520

1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3		1,862,291
326,185	Total Florida				335,958,276

	Georgia – 1.9% (1.3% of Total Investments)

1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–		1,072,120

10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–		11,189,400

1,155	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–		1,249,964

2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA		3,057,780

1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 – NPFG Insured	9/14 at 102.00	AA–		1,682,868

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3		1,816,294
1,135	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3		1,216,221
4,500	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3		4,604,490

2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	Aa3		2,479,793
26,080	Total Georgia				28,368,930

Nuveen Investments	37

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho – 0.2% (0.1% of Total Investments)

$90	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	$90,446

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	1,142,110
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,213,078
2,155	Total Idaho			2,445,634

	Illinois – 8.6% (5.8% of Total Investments)

1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 – AGM Insured	12/14 at 100.00	AA–	1,166,424

7,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	7,671,860

7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	7,819,992

7,025	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,539,221

10,580	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 – NPFG Insured	5/12 at 100.00	Baa1	10,591,109

3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	6/12 at 100.00	Baa2	3,298,262

6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	7,584,259

14,965	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	16,196,620

5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 – AGM Insured	7/16 at 100.00	AA–	6,082,463

22,610	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.125%, 2/01/27 – FGIC Insured	6/12 at 100.00	A+	22,672,856

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	3,385,200
15,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,398,350

20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	5,926,505

5,920	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.397%, 6/15/42 (IF) (6)	6/20 at 100.00	AAA	6,683,384

	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	Aaa	4,697,374
2,365	5.000%, 12/01/23 – FGIC Insured	12/14 at 100.00	Aaa	2,603,983

4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A+	2,103,520

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA–	1,166,025
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA–	1,268,848
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA–	1,411,144
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,271,940
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA–	2,491,492
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA–	2,730,339
166,005	Total Illinois			127,761,170

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana – 3.9% (2.6% of Total Investments)

$2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	AA+	(5)	$2,146,299

5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA		5,317,150

8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		9,046,380

5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA		5,474,000

20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA		10,512,200

9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–		10,722,263

3,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+	(5)	3,277,690

1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+	(5)	1,447,522

5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 – AMBAC Insured	7/13 at 100.00	AA–		5,164,850

3,705	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa3	(5)	3,917,259
63,440	Total Indiana				57,025,613

	Kansas – 0.7% (0.5% of Total Investments)

2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 – AGM Insured	9/14 at 101.00	AA–		2,251,561

	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
2,145	5.000%, 9/01/27 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3	(5)	2,375,673
4,835	5.000%, 9/01/29 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3	(5)	5,354,956
9,035	Total Kansas				9,982,190

	Kentucky – 2.3% (1.5% of Total Investments)

3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3	(5)	4,242,178

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–		4,695,420
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA–		11,671,500

7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+		8,464,500

4,000	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	AA		4,351,680
29,230	Total Kentucky				33,425,278

	Louisiana – 4.4% (3.0% of Total Investments)

3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–		3,768,028

3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		3,296,766

4,520	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB		4,792,059

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1		2,627,856
4,415	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1		4,834,160
5,000	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1		5,425,600

Nuveen Investments	39

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$3,300	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		$3,428,436
35,725	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1		36,532,385

38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.714%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		41,797
61,753	Total Louisiana				64,747,087

	Maine – 0.2% (0.1% of Total Investments)

3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AAA		3,155,580

	Maryland – 0.4% (0.2% of Total Investments)

5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+		5,261,137

	Massachusetts – 3.4% (2.3% of Total Investments)

4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		4,980,690

5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.655%, 12/15/34 (IF) (6)	12/19 at 100.00	AAA		7,594,717

11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+		12,432,530

15,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(5)	16,226,250

7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+		7,470,038

1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA	(5)	1,682,490
44,585	Total Massachusetts				50,386,715

	Michigan – 2.3% (1.6% of Total Investments)

5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2		6,433,237

6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	7/12 at 100.00	BBB		6,002,460

2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 – NPFG Insured (7)	1/13 at 100.00	A		1,497,168

1,085	Grand Rapids Community College, Kent County, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 – AMBAC Insured	5/13 at 100.00	Aa1		1,135,691

8,260	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3		9,260,947

10,000	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/12 at 100.00	BBB+		10,062,000
32,835	Total Michigan				34,391,503

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Minnesota – 1.1% (0.8% of Total Investments)

$5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–		$5,890,950

5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+		6,206,276

4,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–		4,442,240
14,020	Total Minnesota				16,539,466

	Missouri – 0.3% (0.2% of Total Investments)

4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	A–		4,654,155

	Montana – 0.2% (0.2% of Total Investments)

3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA–		3,429,660

	Nebraska – 2.4% (1.6% of Total Investments)

27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA		28,185,859

5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+		5,638,650

1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–		1,089,170
33,125	Total Nebraska				34,913,679

	Nevada – 7.8% (5.3% of Total Investments)

7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA		7,795,270

3,500	Clark County School District, Nevada, General Obligation Bonds, Series 2004B, 5.000%, 6/15/18 – AGM Insured	6/14 at 100.00	AA		3,818,255

3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–		3,310,020

8,475	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	AA+		8,638,737

3,630	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(5)	3,732,257

16,840	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–		18,339,434

7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3		7,884,795

10,285	Henderson, Nevada, General Obligation Sewer Bonds, Series 2004, 5.000%, 6/01/34 – FGIC Insured	12/14 at 100.00	AA		11,051,438

14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 – FGIC Insured	6/12 at 100.00	A3		14,998,337

25,300	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	A3	(5)	25,413,597

10,000	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R	(5)	10,042,300
110,385	Total Nevada				115,024,440

Nuveen Investments	41

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 4.6% (3.1% of Total Investments)

	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
$2,000	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	$2,204,820
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,470,725

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	4,142,061
3,850	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	4,142,061

26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	32,238,180

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
8,250	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	8,654,910
2,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA–	2,085,460

3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,588,820

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
6,765	4.500%, 6/01/23	6/17 at 100.00	B1	6,418,767
495	4.625%, 6/01/26	6/17 at 100.00	B1	447,930

1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3	1,697,053
60,110	Total New Jersey			68,090,787

	New Mexico – 1.3% (0.9% of Total Investments)

3,660	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A+	4,021,205

13,600	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA	14,604,768
17,260	Total New Mexico			18,625,973

	New York – 7.7% (5.2% of Total Investments)

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	2,040,928

7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	8,166,996

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	3,700,749

3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,803,116

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	13,568,625

6,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	7,038,552

2,800	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	3,061,968

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,500	5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	AA–	1,510,080
5,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	5,031,100

3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,407,330

2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	3,075,711

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA		$5,670,050

10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA		10,982,400

5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 – AMBAC Insured	1/15 at 100.00	A+		5,402,150

14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–		15,394,260

2,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–		2,101,980

3,650	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA		4,021,023

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 – FGIC Insured	3/14 at 100.00	AAA		1,074,750
5,000	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA		5,353,600

10,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/32 – NPFG Insured	11/12 at 100.00	Aa3		10,198,000
106,250	Total New York				114,603,368

	North Carolina – 1.5% (1.0% of Total Investments)

	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	5.000%, 5/01/22 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA–	(5)	2,310,574
2,575	5.000%, 5/01/26 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA–	(5)	2,813,110

4,970	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36 (WI/DD, Settling 5/03/12)	6/22 at 100.00	A+		5,317,204

5,250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA–		5,418,053

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3		3,486,014
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3		3,583,906
21,410	Total North Carolina				22,928,861

	North Dakota – 0.8% (0.5% of Total Investments)

4,200	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35 (WI/DD, Settling 5/09/12)	12/21 at 100.00	A–		4,413,654

	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3		2,453,242
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3		1,514,416
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3		3,337,500
10,750	Total North Dakota				11,718,812

	Ohio – 4.3% (2.9% of Total Investments)

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		2,101,944
4,050	4.000%, 5/01/33 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		3,968,190
2,420	5.000%, 5/01/42 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		2,579,841

2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 – FGIC Insured	6/14 at 100.00	A+		2,839,422

2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+	(5)	2,244,220

Nuveen Investments	43

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 – AMBAC Insured	6/14 at 100.00	BBB+		$2,489,177

2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Baa2		2,340,696

19,595	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		19,875,796

	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	Aa3		5,281,711
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3		7,311,120

6,875	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38 (WI/DD, Settling 5/09/12)	1/22 at 100.00	Aa2		7,505,025

3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(5)	3,224,040

2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA–		2,212,220
59,490	Total Ohio				63,973,402

	Oklahoma – 2.9% (2.0% of Total Investments)

	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		3,874,850
7,500	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA		8,273,775

	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA		1,174,650
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA		1,704,735

885	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+		905,514

21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A		21,570,150

4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	Aa3		5,261,079
40,265	Total Oklahoma				42,764,753

	Oregon – 0.5% (0.3% of Total Investments)

2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA		2,693,412

4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA		4,763,440
6,535	Total Oregon				7,456,852

	Pennsylvania – 5.0% (3.3% of Total Investments)

2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–		2,372,862

7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA		8,517,711

5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–		5,652,780

1,565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		1,717,775

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A		1,876,590

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B:
$5,000	4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	Aa2		$5,146,950
6,740	4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		6,938,089

2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		2,933,018

10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–		10,691,000

7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–		7,432,160

5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–		5,687,692

6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa2		6,983,134

	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA–		3,615,767
3,450	5.000%, 1/15/23 – AGM Insured	1/16 at 100.00	AA–		3,769,160
68,375	Total Pennsylvania				73,334,688

	Puerto Rico – 0.9% (0.6% of Total Investments)

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+	(5)	2,866,500

670	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 – FGIC Insured	7/13 at 100.00	Baa1		691,594

1,330	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Baa1	(5)	1,407,193

1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–		1,709,743

36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2		6,572,880
42,050	Total Puerto Rico				13,247,910

	Rhode Island – 0.3% (0.2% of Total Investments)

2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	7/12 at 100.00	BBB		2,200,553

1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 – AMBAC Insured	9/14 at 100.00	A1		1,522,978
3,600	Total Rhode Island				3,723,531

	South Carolina – 5.4% (3.7% of Total Investments)

14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.624%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1		17,100,652

10,000	Beaufort County, South Carolina, Tax Increment Bonds, New River Redevelopment Project, Series 2002, 5.000%, 6/01/27 – NPFG Insured	12/12 at 100.00	A+		10,093,800

	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
2,000	5.250%, 8/15/22 – NPFG Insured	8/14 at 100.00	BBB		2,155,960
2,605	5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	BBB		2,808,138
2,385	5.250%, 8/15/25 – NPFG Insured	8/14 at 100.00	BBB		2,564,996

3,005	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 – AMBAC Insured	No Opt. Call	N/R		2,978,165

Nuveen Investments	45

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$4,500	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA–		$4,843,125

8,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 – AMBAC Insured	11/12 at 100.00	A		8,141,760

10,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002B, 5.450%, 11/01/32 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	A		10,054,000

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–		1,470,013

17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1		18,047,400
75,895	Total South Carolina				80,258,009

	Texas – 7.9% (5.3% of Total Investments)

4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–		4,844,179

8,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 (WI/DD, Settling 5/10/12) – AGM Insured	11/21 at 100.00	A+		9,378,600

4,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+		4,616,514

25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/12 at 100.00	BBB		24,998,750

	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
4,000	5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA		4,316,040
5,000	5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA		5,395,050

17,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 5.250%, 9/01/33 – AMBAC Insured	9/12 at 100.00	A2		17,508,750

225	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 (Pre-refunded 5/07/12) – AGM Insured (Alternative Minimum Tax)	5/12 at 100.00	AA–	(5)	225,225

6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46 (WI/DD, Settling 5/03/12)	8/21 at 100.00	A		7,057,110

2,655	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 – NPFG Insured	5/12 at 100.00	A1		2,662,673

23,400	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA		25,735,788

7,550	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 – NPFG Insured	8/16 at 100.00	BBB		7,855,926

1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	5/12 at 100.00	AA–		1,881,069
111,575	Total Texas				116,475,674

	Utah – 1.9% (1.3% of Total Investments)

2,000	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AA–	(5)	2,108,560

7,500	Metropolitan Water District Salt Lake City and Sandy, Utah, Water Revenue Bonds, Project and Refunding Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	AA+		8,548,350

15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB)	6/18 at 100.00	AAA		16,970,400
24,500	Total Utah				27,627,310

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia – 0.5% (0.3% of Total Investments)

$1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 – AGM Insured	6/14 at 100.00	AA+		$1,128,119

985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–		1,052,660

15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA–	(5)	18,772

5,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–		5,190,958
7,065	Total Virginia				7,390,509

	Washington – 6.0% (4.1% of Total Investments)

10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	8/12 at 100.00	AAA		10,073,400

2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 – FGIC Insured	1/15 at 100.00	AA		2,604,700

3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA+	(5)	3,914,575

7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.729%, 1/01/39 – AGC Insured (IF) (6)	1/19 at 100.00	Aa1		9,745,650

17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+		18,433,950

4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 12.970%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		5,494,948

11,000	Port of Seattle, Washington, Revenue Bonds, Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3		11,909,920

4,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa		5,178,838

	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA		4,471,594
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA		4,583,002
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA		4,795,703

5,945	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.256%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		7,882,533
78,305	Total Washington				89,088,813

	West Virginia – 0.7% (0.5% of Total Investments)

10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA		10,886,400

	Wisconsin – 2.4% (1.6% of Total Investments)

8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A		9,323,681

10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		10,967,131

290	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 – FGIC Insured	5/14 at 100.00	AA		315,619

2,600	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2	(5)	2,847,882

10,945	Wisconsin State, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	AA		11,855,403
32,595	Total Wisconsin				35,309,716
$2,198,348	Total Long-Term Investments (cost $2,025,672,885) – 147.1%				2,174,696,241

Nuveen Investments	47

Nuveen Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Short-Term Investments – 0.8% (0.6% of Total Investments)

	Missouri – 0.5% (0.4% of Total Investments)

$7,990	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Tender Option Bond Trust DCL-017, 0.940%, 7/01/26 (8)	No Opt. Call	A-2	$7,990,000

	North Carolina – 0.2% (0.1% of Total Investments)

2,500	Sampson County, North Carolina, Certificates of Participation, Series 2006, VRDO Series 112, 0.450%, 6/01/34 – AGM Insured (8)	6/17 at 100.00	A-1	2,500,000

	Pennsylvania – 0.1% (0.1% of Total Investments)

2,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Tender Option Bond Trust 3932, 0.400%, 6/29/12 (8)	No Opt. Call	A-1	2,000,000
$12,490	Total Short-Term Investments (cost $12,490,000)			12,490,000
	Total Investments (cost $2,038,162,885) – 147.9%			2,187,186,241
	Floating Rate Obligations – (7.1)%			(104,433,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.1)% (9)			(667,200,000)
	Other Assets Less Liabilities – 4.3%			64,202,437
	Net Assets Applicable to Common Shares – 100%			$1,479,755,345

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)

Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.5%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

48	Nuveen Investments

Nuveen Premier Municipal Opportunity Fund, Inc. (formerly known as Nuveen Premier Insured Municipal Income Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 0.8% (0.5% of Total Investments)

$2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 – AMBAC Insured	8/15 at 100.00	AA+		$2,311,232

	Arizona – 4.5% (3.1% of Total Investments)

1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB–		1,472,176

2,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA–		2,219,340

4,370	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA		4,784,451

5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 – FGIC Insured	No Opt. Call	AA		5,299,900
12,830	Total Arizona				13,775,867

	Arkansas – 1.4% (1.0% of Total Investments)

4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+		4,312,415

	California – 22.9% (15.6% of Total Investments)

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		11,204

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA		1,083,773

2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA		2,121,300

2,085	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+		2,230,470

1,890	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/30 – FGIC Insured	8/12 at 34.89	A+		650,538

4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+	(4)	3,345,795

1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 – AGM Insured	10/14 at 100.00	AA–		1,085,882

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,530	4.500%, 6/01/27	6/17 at 100.00	BB–		2,165,655
1,015	5.000%, 6/01/33	6/17 at 100.00	BB–		801,353

1,150	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2		740,140

3,020	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa		3,766,182

5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	BBB		6,147,200

8,235	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa		10,994,137

7,910	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa		10,486,445

29,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	BBB		8,623,440

2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB		2,041,100

4,725	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB		4,153,937

4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Aaa		3,285,607

1,815	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1		1,891,430

Nuveen Investments	49

Nuveen Premier Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Premier Insured Municipal Income Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA		$3,964,068
87,210	Total California				69,589,656

	Colorado – 7.1% (4.8% of Total Investments)

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.879%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA		3,491,700

20,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB		7,245,200

4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2	(4)	4,931,353

2,065	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	2,312,903

1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2	(4)	1,554,646

1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	Aa2	(4)	1,004,160

355	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		389,790

645	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	BBB	(4)	733,604
32,860	Total Colorado				21,663,356

	District of Columbia – 1.0% (0.7% of Total Investments)

3,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–		2,366,753

665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.096%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		738,103
3,815	Total District of Columbia				3,104,856

	Florida – 5.4% (3.6% of Total Investments)

2,285	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	A–		2,405,465

1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	AA		1,594,350

1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA–		1,373,304

4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–		4,267,200

4,240	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2003-1, 5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	A1		4,466,416

2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA		2,186,560
15,225	Total Florida				16,293,295

	Georgia – 2.4% (1.6% of Total Investments)

2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–		2,909,088

1,250	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–		1,347,625

1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+		1,743,998

1,165	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2		1,258,969
6,465	Total Georgia				7,259,680

	Illinois – 17.3% (11.7% of Total Investments)

4,000	Bridgeview, Illinois, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 – FGIC Insured	12/12 at 100.00	BBB+		4,053,080

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$6,330	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	Aa3		$6,779,620

1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		1,574,860

2,800	Cook County, Illinois, General Obligation Bonds, Series 2002C, 5.000%, 11/15/25 – AMBAC Insured	11/12 at 100.00	AA		2,858,408

21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3		19,344,788

1,320	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–		1,489,765

3,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1		3,246,900

2,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+		2,665,575

5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA		799,450

200	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA		202,904

5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–		3,473,784

3,500	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 – AGM Insured	12/14 at 100.00	Aaa		3,674,720

1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–		2,273,867
58,865	Total Illinois				52,437,721

	Indiana – 5.5% (3.7% of Total Investments)

2,720	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		2,894,842

	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa		1,139,774
1,060	5.250%, 11/15/20 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa		1,190,306
1,100	5.250%, 11/15/21 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa		1,235,223

9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA		5,727,920

3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–		3,345,480

1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 – AGM Insured	7/14 at 102.00	AA–		1,084,890
19,150	Total Indiana				16,618,435

	Iowa – 1.1% (0.8% of Total Investments)

3,345	Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical Center, Series 2003, 5.000%, 6/15/17 – AMBAC Insured	6/13 at 100.00	N/R		3,442,707

	Kansas – 0.3% (0.2% of Total Investments)

515	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31	9/14 at 100.00	Aa3		529,652

470	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3	(4)	520,196
985	Total Kansas				1,049,848

	Louisiana – 3.0% (2.0% of Total Investments)

670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–		758,132

885	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB		938,268

Nuveen Investments	51

Nuveen Premier Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Premier Insured Municipal Income Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$7,160	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		$7,438,667
8,715	Total Louisiana				9,135,067

	Maryland – 0.4% (0.3% of Total Investments)

1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA–		1,239,072

	Massachusetts – 4.7% (3.2% of Total Investments)

2,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		2,767,050

3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.478%, 7/01/29 (IF)	7/19 at 100.00	AA		4,163,414

4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+		4,973,012

1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+		1,776,129

500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–		573,430
12,460	Total Massachusetts				14,253,035

	Minnesota – 0.4% (0.3% of Total Investments)

1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+		1,236,310

	Missouri – 0.7% (0.5% of Total Investments)

2,000	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/21 – NPFG Insured	10/13 at 100.00	A–		2,100,100

	Nevada – 6.1% (4.1% of Total Investments)

2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–		2,206,680

2,100	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	AA+		2,140,572

900	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	925,353

4,715	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–		5,134,824

7,990	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R	(4)	8,024,677
17,705	Total Nevada				18,432,106

	New Jersey – 3.3% (2.2% of Total Investments)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,200	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A		1,291,032
1,200	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A		1,291,032

4,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–		4,959,720

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,655	4.500%, 6/01/23	6/17 at 100.00	B1		1,570,297
380	4.625%, 6/01/26	6/17 at 100.00	B1		343,866
735	4.750%, 6/01/34	6/17 at 100.00	B2		573,763
9,170	Total New Jersey				10,029,710

	New Mexico – 1.1% (0.7% of Total Investments)

2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA–		3,248,609

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York – 10.0% (6.8% of Total Investments)

$1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		$1,085,600

3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–		3,577,088

650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A		734,858

2,185	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		2,175,342

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A		5,427,450

150	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	Aa3		164,030

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	AA+	(4)	10,274,100

5,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA		5,535,800

1,250	New York City, New York, General Obligation Bonds, Fiscal Series 2005D, 5.000%, 11/01/24	11/14 at 100.00	AA		1,371,163
28,435	Total New York				30,345,431

	North Carolina – 3.0% (2.0% of Total Investments)

1,775	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.645%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA		2,448,613

3,100	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.125%, 10/01/32 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA–	(4)	3,300,012

3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3		3,333,284
7,925	Total North Carolina				9,081,909

	Ohio – 4.1% (2.8% of Total Investments)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
25	5.375%, 6/01/24	6/17 at 100.00	B		20,929
215	5.125%, 6/01/24	6/17 at 100.00	B		175,756

4,605	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A+		4,670,990

2,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3		2,437,040

4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA–		5,199,748
11,035	Total Ohio				12,504,463

	Oklahoma – 1.9% (1.3% of Total Investments)

	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		3,874,850
1,610	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA		1,776,104
5,110	Total Oklahoma				5,650,954

	Oregon – 4.4% (3.0% of Total Investments)

	Oregon Health and Science University, Revenue Bonds, Series 2002A:
5,000	5.000%, 7/01/26 – NPFG Insured	1/13 at 100.00	A+		5,052,600
7,000	5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A+		7,056,280

1,000	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/42 (WI/DD, Settling 5/01/12)	8/22 at 100.00	AA–		1,116,810
13,000	Total Oregon				13,225,690

	Pennsylvania – 6.8% (4.6% of Total Investments)

1,545	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1		1,730,678

6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA		6,436,740

Nuveen Investments	53

Nuveen Premier Municipal Opportunity Fund, Inc. (continued) (formerly known as Nuveen Premier Insured Municipal Income Fund, Inc.) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	$4,299,160

1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,884,260

2,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	2,758,765

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,173,207

2,065	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	2,267,391
19,090	Total Pennsylvania			20,550,201

	Puerto Rico – 2.7% (1.9% of Total Investments)

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	2,635,650

1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,103,060

1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	1,250,494

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	912,900

810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3	914,960

1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3	1,473,006
11,675	Total Puerto Rico			8,290,070

	South Carolina – 0.1% (0.1% of Total Investments)

375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	441,004

	Tennessee – 1.8% (1.3% of Total Investments)

3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA	3,341,250

2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – AGM Insured	10/14 at 100.00	AA	2,252,033
5,055	Total Tennessee			5,593,283

	Texas – 6.9% (4.7% of Total Investments)

1,150	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	1,264,655

4,040	Harris County, Texas, Subordinate Lien Unlimited Tax Toll Road Revenue Bonds, Tender Options Bond Trust 3028, 13.710%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	7,358,981

2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	2,308,642

	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 – FGIC Insured	12/13 at 100.00	A+	4,853,873
4,800	5.250%, 12/15/21 – FGIC Insured	12/13 at 100.00	A+	5,103,744
16,700	Total Texas			20,889,895

	Utah – 2.1% (1.4% of Total Investments)

5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	6,316,358

	Vermont – 1.8% (1.2% of Total Investments)

5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA–	5,353,150

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia – 0.1% (0.1% of Total Investments)

$245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–		$261,829

5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA–	(4)	6,258
250	Total Virginia				268,087

	Washington – 11.8% (8.0% of Total Investments)

	King County School District 405, Bellevue, Washington, General Obligation Bonds, Series 2002:
9,285	5.000%, 12/01/19 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa		9,546,558
12,785	5.000%, 12/01/20 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa		13,145,153

2,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+		2,168,160

	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003:
2,755	5.250%, 12/01/18 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1	(4)	2,904,762
2,990	5.250%, 12/01/19 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1	(4)	3,152,536

1,560	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3		1,776,637

1,265	Tacoma, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/18 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AA	(4)	1,300,635

1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 17.480%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa		1,725,000
33,890	Total Washington				35,719,441

	Wisconsin – 0.3% (0.2% of Total Investments)

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		1,064,770
$466,245	Total Investments (cost $417,023,191) – 147.2%				446,827,783
	Floating Rate Obligations – (6.3)%				(19,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.1)% (6)				(130,900,000)
	Other Assets Less Liabilities – 2.2%				6,526,561
	Net Assets Applicable to Common Shares – 100%				$303,454,344

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.3%.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen Premium Income Municipal Opportunity Fund (formerly known as Nuveen Insured Premium Income Municipal Fund 2) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.6% (1.1% of Total Investments)

$3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1		$3,953,325

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	BBB		1,207,414
1,040	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	BBB		900,474

2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 – AGM Insured	3/15 at 100.00	AAA		2,742,033
8,775	Total Alabama				8,803,246

	Arizona – 4.9% (3.3% of Total Investments)

	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–		3,153,696
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–		3,810,520

5,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA–		6,103,185

12,365	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA		13,481,560
24,165	Total Arizona				26,548,961

	Arkansas – 2.5% (1.7% of Total Investments)

5,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA–	(4)	6,327,313

	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
2,000	5.000%, 11/01/27 – NPFG Insured	11/14 at 100.00	Aa2		2,166,440
2,000	5.000%, 11/01/28 – NPFG Insured	11/14 at 100.00	Aa2		2,140,940

2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	Aa2	(4)	2,665,206
12,225	Total Arkansas				13,299,899

	California – 27.6% (18.7% of Total Investments)

22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A		7,298,034

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
20	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		22,408
110	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1	(4)	123,180

1,870	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 – NPFG Insured	12/14 at 100.00	AAA		2,059,973

1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3		1,382,784

3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA		3,181,950

1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA–		1,838,182

10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–		11,741,900

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.250%, 7/01/30	7/15 at 100.00	BBB		3,948,556
5,000	5.250%, 7/01/35	7/15 at 100.00	BBB		5,067,300
5,000	5.000%, 7/01/39	7/15 at 100.00	BBB		4,995,950

3,175	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/35 – FGIC Insured	8/12 at 26.19	A+		801,243

31,200	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 – NPFG Insured	7/12 at 27.61	BBB		8,228,376

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A		$1,752,489

7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		7,086,450

1,890	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2		1,216,404

6,520	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 – AMBAC Insured	7/15 at 100.00	Aa2		7,326,133

4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2		4,525,960

3,510	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30	12/21 at 100.00	AA		4,278,128

15,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		15,937,050

1,750	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA		2,068,133

8,250	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured	8/13 at 100.00	AAA		8,558,715

1,435	Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AA+	(4)	1,509,118

1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA–		802,188

1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA–		1,077,040

735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	7/12 at 100.00	N/R		735,867

	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 – AMBAC Insured	2/15 at 100.00	AA+		1,820,725
720	5.000%, 2/01/25 – AMBAC Insured	2/15 at 100.00	AA+		778,514

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
3,825	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB		1,049,657
23,900	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB		5,755,598

2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB		2,041,100

7,855	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB		6,905,645

5,000	Torrance, California, Certificates of Participation, Refunding Series 2005B, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA		5,181,400

12,500	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1		12,937,000

3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA–		4,702,893
205,160	Total California				148,736,043

	Colorado – 9.1% (6.2% of Total Investments)

1,940	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Adams School District 12 – Pinnacle School, Series 2003, 5.250%, 6/01/23 – SYNCORA GTY Insured	6/13 at 100.00	A		1,972,165

3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 – SYNCORA GTY Insured	12/13 at 100.00	A		3,485,426

16,095	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	17,256,898

125	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – AGM Insured	12/13 at 100.00	Aa2		133,549

Nuveen Investments	57

Nuveen Premium Income Municipal Opportunity Fund (continued) (formerly known as Nuveen Insured Premium Income Municipal Fund 2) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$5,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	$5,369,250

12,285	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB		4,450,364

1,325	El Paso County, Colorado, Certificates of Participation, Detention Facility Project, Series 2002B, 5.000%, 12/01/27 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA–	(4)	1,361,822

	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	2,800,125
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	5,740,256
2,000	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2	(4)	2,240,100

2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–		3,008,148

360	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2		395,280

640	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	BBB	(4)	727,917
53,440	Total Colorado				48,941,300

	District of Columbia – 0.2% (0.2% of Total Investments)

1,065	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.096%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		1,182,075

	Florida – 8.4% (5.6% of Total Investments)

11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–		11,887,260

1,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–		1,122,770

4,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA		4,228,240

400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1		441,512

1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2		1,696,311

10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA–		10,839,100

6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AGM Insured	11/16 at 100.00	AA+		6,913,563

5,720	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2		6,193,845

1,500	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA–		1,612,860
41,500	Total Florida				44,935,461

	Georgia – 4.5% (3.0% of Total Investments)

5,600	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–		6,037,360

1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA		1,661,484

4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/14 at 100.00	A1		4,171,520

	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
1,775	5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	A1		1,869,377
2,580	5.000%, 11/01/22 – NPFG Insured	11/13 at 100.00	A1		2,712,818

4,500	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water Revenue Bonds, Refunding Series 2003, 5.000%, 1/01/33 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	N/R	(4)	4,644,270

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia (continued)

$3,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2002, 5.200%, 10/01/22 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 101.00	A+	(4)	$3,092,490
22,990	Total Georgia				24,189,319

	Illinois – 7.9% (5.4% of Total Investments)

3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–		3,923,325

8,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–		8,767,840

2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–		2,528,086

1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–		1,104,350

5,045	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	6,045,777

1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 – NPFG Insured (ETM)	No Opt. Call	AA–	(4)	2,193,126

4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+		4,264,920

5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	Aa3		5,486,450

19,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		3,334,422

5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA		4,985,616
56,160	Total Illinois				42,633,912

	Indiana – 5.7% (3.8% of Total Investments)

	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 – AGM Insured	8/14 at 100.00	Aaa		2,295,039
2,215	5.000%, 8/01/24 – AGM Insured	8/14 at 100.00	Aaa		2,398,136

10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA		10,909,700

5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–		5,358,650

3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,969,764

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–		5,575,800
28,050	Total Indiana				30,507,089

	Iowa – 0.8% (0.5% of Total Investments)

4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2		4,220,160

	Kentucky – 1.4% (1.0% of Total Investments)

6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A–		2,503,586

5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–		5,266,100
11,010	Total Kentucky				7,769,686

	Louisiana – 5.4% (3.7% of Total Investments)

5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–		5,533,350

3,935	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB		4,171,848

Nuveen Investments	59

Nuveen Premium Income Municipal Opportunity Fund (continued) (formerly known as Nuveen Insured Premium Income Municipal Fund 2) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
$1,010	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1		$1,105,889
2,210	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1		2,419,817

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,320	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		1,371,374
14,265	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1		14,587,389
27,740	Total Louisiana				29,189,667

	Maryland – 0.4% (0.2% of Total Investments)

1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+		1,856,496

	Massachusetts – 3.2% (2.2% of Total Investments)

3,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		3,320,460

3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A		3,698,880

3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 12.964%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+		4,240,986

	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	3,948,388
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	2,163,500
14,985	Total Massachusetts				17,372,214

	Michigan – 1.9% (1.3% of Total Investments)

10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+		10,214,600

	Missouri – 0.4% (0.2% of Total Investments)

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 – NPFG Insured	3/16 at 100.00	Aa1		1,144,700

750	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A–		764,228
1,750	Total Missouri				1,908,928

	Nebraska – 0.8% (0.5% of Total Investments)

1,000	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 5.000%, 1/15/30	1/22 at 100.00	AA–		1,160,470

1,250	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/31	4/22 at 100.00	A		1,408,750

865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.731%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+		1,443,374
3,115	Total Nebraska				4,012,594

	Nevada – 2.2% (1.5% of Total Investments)

7,545	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–		8,216,807

3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 – FGIC Insured	7/14 at 100.00	Aa3		3,525,869
10,825	Total Nevada				11,742,676

	New Jersey – 9.3% (6.3% of Total Investments)

	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
1,275	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2		1,405,573
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2		2,470,725

1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 – NPFG Insured	1/15 at 100.00	Aa3		1,699,698

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$1,475	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	$1,586,894
1,475	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,586,894

3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA–	3,516,324

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	7,286,750
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	2,753,200

10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA–	11,538,135

10,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	12,399,300

3,315	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	3,521,856
69,925	Total New Jersey			49,765,349

	New Mexico – 0.9% (0.6% of Total Investments)

	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,415	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	1,535,544
1,050	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,128,225

2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,205,720
4,465	Total New Mexico			4,869,489

	New York – 10.5% (7.1% of Total Investments)

1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	1,215,872

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,414,810

7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	8,279,244

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,109,670

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,037,077

10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	10,963,500

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	11,749,332
5,000	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	5,427,450

2,700	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,754,216

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA	5,514,750

1,540	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 16.498%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,844,119

425	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/12 at 100.00	AA–	425,973
51,950	Total New York			56,736,013

	North Carolina – 1.6% (1.1% of Total Investments)

1,250	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 – NPFG Insured	7/15 at 100.00	Aa3	1,310,438

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.645%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,455,510

Nuveen Investments	61

Nuveen Premium Income Municipal Opportunity Fund (continued) (formerly known as Nuveen Insured Premium Income Municipal Fund 2) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Carolina (continued)

	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
$2,225	5.000%, 5/01/23 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA–	(4)	$2,430,746
2,335	5.000%, 5/01/24 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA–	(4)	2,550,917
7,590	Total North Carolina				8,747,611

	North Dakota – 0.9% (0.6% of Total Investments)

5,000	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 4.500%, 7/01/32	7/22 at 100.00	BBB+		5,042,400

	Ohio – 1.6% (1.1% of Total Investments)

7,825	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		7,937,132

700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AAA		754,810
8,525	Total Ohio				8,691,942

	Oklahoma – 0.3% (0.2% of Total Investments)

1,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		1,660,650

	Pennsylvania – 9.8% (6.6% of Total Investments)

2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1		2,240,360

4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+		4,611,237

1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–		1,884,260

4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	Aa3		4,174,640

1,045	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		1,147,013

5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A		5,457,749

4,585	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		4,719,753

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,173,207

	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA–		5,442,620
3,000	5.000%, 9/01/25 – AGM Insured	9/14 at 100.00	AA–		3,108,030

2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA		3,202,278

1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2		1,705,868

2,385	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1	(4)	2,904,835

3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA–		4,087,876

1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–		1,237,433

1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3		1,548,571

3,650	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/29 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+	(4)	3,836,625
48,945	Total Pennsylvania				52,482,355

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico – 4.2% (2.8% of Total Investments)

$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	$2,635,650

4,705	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	5,007,296

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,700	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Aa2	7,667,361
88,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	7,094,560
145,905	Total Puerto Rico			22,404,867

	South Carolina – 0.4% (0.3% of Total Investments)

1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,172,025

	Texas – 9.4% (6.3% of Total Investments)

1,930	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 5.000%, 8/15/37	8/21 at 100.00	AA	2,158,666

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	1,879,350

	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 – AGM Insured (UB)	7/14 at 100.00	AA–	3,781,217
3,645	5.000%, 7/15/23 – AGM Insured (UB)	7/14 at 100.00	AA–	3,928,690

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	10,572,500

1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,618,485

5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A	5,857,538

605	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA–	710,294

2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	2,538,900

10,000	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	A+	10,337,400

4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42	7/12 at 105.00	Aaa	4,369,426

2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2	2,693,802
47,381	Total Texas			50,446,268

	Utah – 2.1% (1.5% of Total Investments)

8,600	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/18 – AGM Insured (UB)	7/13 at 100.00	AA–	9,034,558

2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 – NPFG Insured	12/13 at 100.00	AA–	2,501,460
10,985	Total Utah			11,536,018

	Virginia – 2.1% (1.4% of Total Investments)

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
4,000	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	A+	4,329,040
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A+	5,353,750

	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety

	Facilities, Series 2003A:
1,150	5.250%, 12/15/22 – AGM Insured	6/14 at 100.00	AA+	1,256,272
500	5.250%, 12/15/23 – AGM Insured	6/14 at 100.00	AA+	545,538
10,650	Total Virginia			11,484,600

Nuveen Investments	63

Nuveen Premium Income Municipal Opportunity Fund (continued) (formerly known as Nuveen Insured Premium Income Municipal Fund 2) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington – 4.7% (3.2% of Total Investments)

$1,370	Clark County School District 101, La Center, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa1	(4)	$1,408,593

3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+		3,253,050

4,900	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A		5,282,641

6,200	Washington State, General Obligation Purpose Bonds, Series 2003A, 5.000%, 7/01/20 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	6,250,530

10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+		9,279,612

26,325	Total Washington				25,474,426

	Wisconsin – 0.8% (0.5% of Total Investments)

3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA		4,241,288

	Wyoming – 0.4% (0.3% of Total Investments)

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB		1,085,650
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB		1,109,538
2,000	Total Wyoming				2,195,188
$985,696	Total Investments (cost $745,217,302) – 147.9%				796,014,815
	Floating Rate Obligations – (10.5)%				(56,320,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (40.7)% (6)				(219,000,000)
	Other Assets Less Liabilities – 3.3%				17,668,972
	Net Assets Applicable to Common Shares – 100%				$538,363,787

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating.

Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.5%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

64	Nuveen Investments

Nuveen Dividend Advantage Municipal Income Fund (formerly known as Nuveen Insured Dividend Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Municipal Bonds – 144.9% (99.8% of Total Investments)

	Alabama – 0.5% (0.4% of Total Investments)

$2,270	Auburn University, Alabama, General Fee Revenue Bonds, Series 2012A, 5.000%, 6/01/34	6/22 at 100.00	Aa2		$2,574,748

	Alaska – 3.3% (2.2% of Total Investments)

15,000	Alaska, International Airport System Revenue Bonds, Series 2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aa3	(4)	15,318,450

	Arizona – 2.4% (1.7% of Total Investments)

5,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–		5,008,950

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA		6,348,300
11,000	Total Arizona				11,357,250

	California – 18.8% (12.9% of Total Investments)

2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+		1,334,020

6,160	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA–		2,424,206

	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 – NPFG Insured	10/15 at 100.00	Aa3		1,599,701
1,565	5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3		1,681,514

10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA		10,606,500

3,130	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+		3,348,380

2,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/33 – FGIC Insured	8/12 at 29.17	A+		574,060

14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	Aa2		3,417,983

	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	Aa3		1,612,697
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	Aa3		2,166,876

2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A		2,449,444

18,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		18,895,513

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed

	Bonds, Series 2007A-1:
3,275	4.500%, 6/01/27	6/17 at 100.00	BB–		2,803,367
1,255	5.000%, 6/01/33	6/17 at 100.00	BB–		990,835
1,000	5.750%, 6/01/47	6/17 at 100.00	BB–		824,040
365	5.125%, 6/01/47	6/17 at 100.00	BB–		271,491

1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2		1,145,862

7,935	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Real Property Program Series 2002-AQ, 5.300%, 4/01/32 – AMBAC Insured	6/12 at 100.00	A+		7,946,744
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–		3,090,382
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–		1,008,368

2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–		2,132,831

Nuveen Investments	65

Nuveen Dividend Advantage Municipal Income Fund (continued) (formerly known as Nuveen Insured Dividend Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/21 at 100.00	AA–		$3,646,149

	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
1,000	3.000%, 6/15/25 – AGM Insured	6/17 at 100.00	Aa2		1,002,390
1,180	3.000%, 6/15/26 – AGM Insured	6/17 at 100.00	Aa2		1,165,226

6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB		5,995,735

4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/14 at 102.00	Aa1		4,307,105

1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA		1,860,910
113,725	Total California				88,302,329

	Colorado – 6.0% (4.1% of Total Investments)

17,300	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 100.00	BBB		18,489,721

750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–		756,285

17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB		8,747,350
35,050	Total Colorado				27,993,356

	District of Columbia – 1.7% (1.2% of Total Investments)

6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–		6,932,526

935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.096%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		1,037,785
7,740	Total District of Columbia				7,970,311

	Florida – 10.8% (7.4% of Total Investments)

3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured Florida Municipal Loan Council, Revenue Bonds, Series 2003B:	10/21 at 100.00	AA–		3,241,980
2,305	5.250%, 12/01/17 – NPFG Insured	12/13 at 100.00	A–		2,434,748
1,480	5.250%, 12/01/18 – NPFG Insured	12/13 at 100.00	A–		1,558,914

5,945	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	Aa3		6,033,224

5,655	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 (Pre-refunded 10/01/12) – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	Aa3	(4)	5,753,906

2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–		2,542,255

1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	AA–		1,757,129

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
7,165	5.625%, 10/01/15 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		7,292,752
5,600	5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		5,696,656
10,000	5.125%, 10/01/21 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		10,106,600
2,000	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		2,020,620

1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA		1,040,670

1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA		1,093,280
49,030	Total Florida				50,572,734

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia – 2.4% (1.7% of Total Investments)

$6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2		$7,537,793

1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–		1,072,120

1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27 (WI/DD, Settling 5/15/12)	10/22 at 100.00	Baa2		1,058,810

1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2		1,847,929
10,635	Total Georgia				11,516,652

	Idaho – 1.0% (0.7% of Total Investments)

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway

	Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		3,426,330
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,287,115
4,130	Total Idaho				4,713,445

	Illinois – 11.7% (8.0% of Total Investments)

	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International

	Airport, Series 2001C:
4,250	5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		4,263,558
4,485	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		4,497,917
4,730	5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		4,743,622
2,930	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		2,938,438

3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		3,909,996

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/17 – NPFG Insured (Alternative Minimum Tax)	7/12 at 100.00	A1		3,009,270

4,000	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 2002, 5.000%, 12/01/21 – NPFG Insured	12/12 at 101.00	BBB		4,085,680

	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and

	Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:
2,500	0.000%, 2/01/33	2/21 at 44.26	AA		740,400
2,000	0.000%, 2/01/34	2/21 at 41.04	AA		548,880

480	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 – AGM Insured	10/13 at 100.00	Aa3		509,347

	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C:
770	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3	(4)	823,777
250	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3	(4)	267,460

5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1		5,411,500

3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+		3,731,805

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA		4,478,500
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		2,956,126

3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.397%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA		3,765,048

3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA–		4,273,815
91,195	Total Illinois				54,955,139

Nuveen Investments	67

Nuveen Dividend Advantage Municipal Income Fund (continued) (formerly known as Nuveen Insured Dividend Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana – 10.6% (7.3% of Total Investments)

$3,380	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/20 - AMBAC Insured	7/13 at 100.00	A1		$3,511,752

10,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Marion General Hospital, Series 2002, 5.250%, 7/01/32 – AMBAC Insured	7/12 at 100.00	A+		10,017,700

3,215	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,421,660

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–		5,575,800

20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	20,170,400

6,960	Valparaiso Middle School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 – NPFG Insured	1/13 at 100.00	AA+		7,091,405
48,555	Total Indiana				49,788,717

	Kansas – 0.8% (0.6% of Total Investments)

3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA		3,734,955

	Kentucky – 1.9% (1.3% of Total Investments)

2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–		2,937,678

5,350	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	AA		5,820,372
7,765	Total Kentucky				8,758,050

	Louisiana – 4.3% (3.0% of Total Investments)

1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–		1,131,540

5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–		5,533,350

1,325	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB		1,404,752

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
770	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		799,968
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1		8,456,902

3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-5, 15.683%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1		3,634

3,085	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.125%, 9/01/21 – NPFG Insured	9/12 at 100.00	A3		3,120,539
19,453	Total Louisiana				20,450,685

	Massachusetts – 0.8% (0.6% of Total Investments)

1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+		1,106,820

2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+		2,857,251
3,775	Total Massachusetts				3,964,071

	Michigan – 1.1% (0.7% of Total Investments)

3,230	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA		3,480,971

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R	(4)	326,565
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA		1,282,355
4,730	Total Michigan				5,089,891

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Minnesota – 0.5% (0.3% of Total Investments)

$1,970	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–		$2,187,803

	Missouri – 0.4% (0.3% of Total Investments)

1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA	(4)	1,743,424

	Nebraska – 1.9% (1.3% of Total Investments)

6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32	9/15 at 100.00	AA		7,045,417

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A:
1,000	5.250%, 4/01/20 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA–	(4)	1,045,370
1,000	5.250%, 4/01/21 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA–	(4)	1,045,370
8,360	Total Nebraska				9,136,157

	Nevada – 2.1% (1.4% of Total Investments)

2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–		2,592,849

6,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–		7,258,452
9,015	Total Nevada				9,851,301

	New Jersey – 1.3% (0.9% of Total Investments)

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+		2,632,654

1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–		1,487,916

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,560	4.500%, 6/01/23	6/17 at 100.00	B1		1,480,159
685	4.750%, 6/01/34	6/17 at 100.00	B2		534,732
5,595	Total New Jersey				6,135,461

	New York – 6.5% (4.5% of Total Investments)

1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		1,215,872

3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA–		4,043,824

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.270%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,537,660
1,335	13.259%, 2/15/33 (IF)	2/19 at 100.00	AAA		1,693,554

850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A		960,968

3,130	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		3,116,165

2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A		2,448,192

1,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–		2,077,764

480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A		505,661

10,265	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 – AGM Insured	11/12 at 100.00	AA–		10,465,373

1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–		1,687,818
28,575	Total New York				30,752,851

Nuveen Investments	69

Nuveen Dividend Advantage Municipal Income Fund (continued) (formerly known as Nuveen Insured Dividend Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Carolina – 0.6% (0.4% of Total Investments)

$2,080	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.375%, 10/01/24 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA–	(4)	$2,221,544

540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 - AGC Insured	6/19 at 100.00	AA–		617,317
2,620	Total North Carolina				2,838,861

	Ohio – 3.3% (2.2% of Total Investments)

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
770	5.000%, 5/01/33 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		838,599
1,750	4.000%, 5/01/33 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		1,714,650
980	5.000%, 5/01/42 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		1,044,729

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
865	5.125%, 6/01/24	6/17 at 100.00	B		707,112
710	5.875%, 6/01/30	6/17 at 100.00	B+		572,189
815	5.750%, 6/01/34	6/17 at 100.00	BB		636,010
1,880	5.875%, 6/01/47	6/17 at 100.00	BB		1,469,408

4,650	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	Aa3		5,611,527

2,500	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38 (WI/DD, Settling 5/09/12)	1/22 at 100.00	Aa2		2,729,100
14,920	Total Ohio				15,323,324

	Oklahoma – 0.4% (0.3% of Total Investments)

2,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		2,092,080

	Oregon – 0.7% (0.5% of Total Investments)

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA		3,397,590

	Pennsylvania – 4.8% (3.3% of Total Investments)

4,500	Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds, Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A–		4,614,705

1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–		1,130,556

4,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2		4,251,380

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,173,207

6,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–		5,943,660

2,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/18 – AGM Insured	11/13 at 100.00	AA–		2,093,040

2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured (UB)	1/16 at 100.00	AA–		2,253,840

1,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+	(4)	1,051,130
21,730	Total Pennsylvania				22,511,518

	Puerto Rico – 0.9% (0.6% of Total Investments)

1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–		1,351,249

8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	Aa2		1,889,853

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – NPFG Insured	No Opt. Call	Aa2		912,900
14,705	Total Puerto Rico				4,154,002

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina – 1.4% (1.0% of Total Investments)

$1,950	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA		$2,166,470

	Greenville, South Carolina, Tax Increment Revenue Improvement Bonds, Series 2003:
1,000	5.500%, 4/01/17 (Pre-refunded 4/01/13) – NPFG Insured	4/13 at 100.00	A–	(4)	1,048,610
2,300	5.000%, 4/01/21 (Pre-refunded 4/01/13) – NPFG Insured	4/13 at 100.00	A–	(4)	2,401,246

1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 – AGM Insured	10/15 at 100.00	AA–		1,129,260
6,250	Total South Carolina				6,745,586

	Tennessee – 5.5% (3.8% of Total Investments)

	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 – AGM Insured	10/14 at 100.00	AA		1,640,224
1,455	5.000%, 10/01/20 – AGM Insured	10/14 at 100.00	AA		1,596,339
1,955	5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA		2,144,909

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(4)	10,247,100

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(4)	10,247,100
24,905	Total Tennessee				25,875,672

	Texas – 17.3% (11.9% of Total Investments)

1,050	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – NPFG Insured (Alternative Minimum Tax)	7/12 at 100.00	A+		1,054,515

2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 (WI/DD, Settling 5/10/12)	11/21 at 100.00	A+		2,802,800

	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003:
2,240	5.000%, 11/15/16 – NPFG Insured	11/13 at 100.00	AA		2,376,013
2,355	5.000%, 11/15/17 – NPFG Insured	11/13 at 100.00	AA		2,488,811

1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.395%, 11/01/41 (IF)	11/21 at 100.00	AA		2,034,471

4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 3418, 13.812%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA		7,557,629

1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA		1,079,010

3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–		3,465,654

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA		1,684,122
3,910	0.000%, 9/01/45	9/31 at 100.00	AA		2,810,586

7,400	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA		8,138,668

6,940	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	7/12 at 100.00	AA+		6,945,760

	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2002:
3,520	5.125%, 11/01/20 – NPFG Insured	7/12 at 100.00	Baa1		3,521,021
3,520	5.125%, 11/01/21 – NPFG Insured	7/12 at 100.00	Baa1		3,520,458

	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A:
9,000	5.375%, 1/01/23 – NPFG Insured	1/14 at 100.00	Baa2		8,106,660
11,665	5.500%, 1/01/33 – NPFG Insured	1/13 at 101.00	Baa2		9,601,928

5,000	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17	7/12 at 100.00	AAA		5,020,250

9,145	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2002A-1, 5.250%, 12/01/22 (Pre-refunded 6/01/12) (Alternative Minimum Tax)	6/12 at 100.00	Aaa		9,179,019
80,780	Total Texas				81,387,375

Nuveen Investments	71

Nuveen Dividend Advantage Municipal Income Fund (continued) (formerly known as Nuveen Insured Dividend Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah – 1.4% (1.0% of Total Investments)

$4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Trust 1193, 13.090%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA		$6,573,734

	Washington – 16.2% (11.2% of Total Investments)

5,265	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A		5,353,768

3,235	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA–	(4)	3,263,403

3,365	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 – AGM Insured	7/12 at 100.00	AA–		3,392,593

7,675	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aa1		7,742,233

5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+		5,420,400

2,340	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3		2,664,956

2,500	Port of Seattle, Washington, Revenue Refunding Bonds, Series 2002D, 5.750%, 11/01/15 (Pre-refunded 11/01/12) – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	Aa2	(4)	2,562,500

2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 – AGM Insured	12/13 at 100.00	AA+		2,350,458

3,255	Thurston and Pierce Counties School District, Washington, General Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%, 12/01/16 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	Aa1	(4)	3,431,942

10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured (UB)	6/17 at 100.00	Aaa		10,950,000

4,325	Washington State Economic Development Finance Authority, Wastewater Revenue Bonds, LOTT Project, Series 2002, 5.125%, 6/01/22 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Aa3	(4)	4,343,468

15,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R		15,050,700

3,335	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.256%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		4,421,910

5,170	Whitman County School District 267, Pullman, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/20 (Pre-refunded 6/01/12) – AGM Insured	6/12 at 100.00	Aa1	(4)	5,191,505
72,665	Total Washington				76,139,836

	Wisconsin – 1.6% (1.1% of Total Investments)

2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		2,363,789

5,000	Wisconsin, Transportation Revenue Refunding Bonds, Series 2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AA+	(4)	5,041,798
7,220	Total Wisconsin				7,405,587
$738,328	Total Municipal Bonds (cost $636,152,809)				681,312,945

72	Nuveen Investments

Shares	Description (1)	Value

	Investment Companies – 0.3% (0.2% of Total Investments)

8,134	BlackRock MuniHoldings Fund Inc.	$147,063

13,600	BlackRock MuniEnhanced Fund Inc.	158,576

7,920	Dreyfus Strategic Municipal Fund	72,785

3,500	DWS Municipal Income Trust	48,335

9,500	Invesco Advantage Municipal Income Fund II	124,735

9,668	Invesco Quality Municipal Income Trust	133,805

28,980	Invesco VK Investment Grade Municipal Trust	448,900

26,280	PIMCO Municipal Income Fund II	322,718
	Total Investment Companies (cost $1,353,712)	1,456,917
	Total Investments (cost $637,506,521) – 145.2%	682,769,862
	Floating Rate Obligations – (6.0)%	(28,413,334)
	MuniFund Term Preferred Shares, at Liquidation Value – (23.0)% (6)	(108,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (19.7)% (6)	(92,500,000)
	Other Assets Less Liabilities – 3.5%	16,277,307
	Net Assets Applicable to Common Shares – 100%	$470,133,835

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 15.8% and 13.5%, respectively.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	73

Nuveen AMT-Free Municipal Income Fund (formerly known as Nuveen Insured Tax-Free Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 3.3% (2.2% of Total Investments)

$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+		$1,046,420

5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Ba1		5,291,949

3,515	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	Aa3	(4)	3,728,431

985	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	1/13 at 100.00	Aa3		1,009,083
11,155	Total Alabama				11,075,883

	Arizona – 5.3% (3.6% of Total Investments)

10,000	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service Company – Palo Verde Project, Series 2002A, 5.050%, 5/01/29 – AMBAC Insured	11/12 at 100.00	BBB		10,050,000

6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA		6,924,937

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+		1,077,960
17,545	Total Arizona				18,052,897

	California – 20.2% (13.7% of Total Investments)

26,300	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A2		26,827,841

250	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/30 – SYNCORA GTY Insured	7/12 at 100.00	A1		250,803

5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1		5,217

7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+	(4)	8,178,544

2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/12 at 102.00	A		2,932,698

8,060	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		8,159,541

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,735	4.500%, 6/01/27	6/17 at 100.00	BB–		2,341,133
585	5.000%, 6/01/33	6/17 at 100.00	BB–		461,863
250	5.125%, 6/01/47	6/17 at 100.00	BB–		185,953

2,370	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/23 – AMBAC Insured	9/13 at 100.00	N/R		2,401,379

	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 – AMBAC Insured	6/13 at 101.00	A		1,169,166
1,255	5.250%, 6/01/21 – AMBAC Insured	6/13 at 101.00	A		1,293,177

1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 – AMBAC Insured	3/13 at 100.00	A		1,211,404

3,750	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 – NPFG Insured	8/13 at 100.00	A+		3,897,675

1,500	San Diego Community College District, California, General Obligation Bonds, Series 2003A, 5.000%, 5/01/28 (Pre-refunded 5/01/13) – AGM Insured	5/13 at 100.00	AA+	(4)	1,571,700

1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 – NPFG Insured	1/13 at 100.00	A+		1,061,942

6,300	University of California, General Revenue Bonds, Tender Option Bonds Trust 2902, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1		6,520,248
67,160	Total California				68,470,284

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado – 5.0% (3.4% of Total Investments)

	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
$4,300	5.500%, 12/01/23 – AGM Insured	12/13 at 100.00	AA–		$4,558,215
3,750	5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA–		3,873,113

1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 – SYNCORA GTY Insured	8/14 at 100.00	A		1,505,753

4,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.879%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA		5,237,550

3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB		1,086,780

2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB		785,320
19,900	Total Colorado				17,046,731

	District of Columbia – 1.8% (1.2% of Total Investments)

7,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–		5,259,450

665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.096%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+		738,103
7,665	Total District of Columbia				5,997,553

	Florida – 19.8% (13.4% of Total Investments)

1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	A1		1,059,670

	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2		1,622,265
3,000	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2		3,204,120

400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA–	(4)	444,104

565	Escambia County, Florida, Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/17 - AMBAC Insured	10/12 at 101.00	A+		581,430

1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 – FGIC Insured	9/13 at 100.00	BBB		1,537,444

500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A		521,090

100	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+		108,417

2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond. Trust 2929, 16.390%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AAA		3,392,925

2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A1		2,459,968

105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA–		110,667

350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–		371,403

1,765	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 – NPFG Insured	11/15 at 100.00	AA–		1,837,206

180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	AA–	(4)	207,664

3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	3,784,305

1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2	(4)	1,582,320

2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 – FGIC Insured	10/12 at 100.00	AA+		2,311,178

Nuveen Investments	75

Nuveen AMT-Free Municipal Income Fund (continued) (formerly known as Nuveen Insured Tax-Free Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 – AMBAC Insured	10/12 at 100.00	N/R		$2,283,324

1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	A–		1,832,485

500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A		513,680

3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3		3,149,280

500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	Aa2		626,370

2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	10/12 at 100.00	Aa2		2,005,400

2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/17 – FGIC Insured	1/13 at 100.00	AA+		2,059,740

1,500	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA+	(4)	1,548,405

3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–		3,650,224

1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	Aa3		1,202,639

2,670	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 – AGM Insured	8/12 at 100.00	AA–		2,693,496

	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003:
2,800	5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa2	(4)	2,960,720
3,000	5.500%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa2	(4)	3,164,400

1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB		1,020,000

2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	A+	(4)	2,245,728

450	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–		492,912

4,000	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA–		4,318,640

1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa		1,555,830

1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – AMBAC Insured	10/14 at 100.00	A+		1,829,216

1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2		1,323,696

1,250	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003, 5.200%, 10/15/33 – RAAI Insured	10/13 at 100.00	BBB+		1,252,400
62,640	Total Florida				66,864,761

	Georgia – 2.5% (1.7% of Total Investments)

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–		3,356,820

1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	Aa2		1,486,112

1,825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+	(4)	1,883,510

1,450	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2		1,566,957
7,685	Total Georgia				8,293,399

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 9.6% (6.5% of Total Investments)

$4,000	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	Aa3		$1,248,800

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–		5,479,900

	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,635	5.125%, 12/01/20 – AGM Insured	12/14 at 100.00	Aa3		1,753,995
1,465	5.125%, 12/01/23 – AGM Insured	12/14 at 100.00	Aa3		1,548,725

	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,650	5.125%, 12/01/20 – AGM Insured (ETM)	12/14 at 100.00	Aa3	(4)	1,784,690
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	12/14 at 100.00	Aa3	(4)	1,575,241

4,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1		4,329,200

2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23	7/13 at 100.00	AA+		2,562,450

	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	A+		2,716,150
4,500	5.000%, 3/01/27	3/22 at 100.00	A+		4,868,460

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
13,300	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		2,251,158
15,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA		2,398,350
57,025	Total Illinois				32,517,119

	Indiana – 6.7% (4.5% of Total Investments)

2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	A1		2,606,825

2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	BBB	(4)	2,315,684

1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		1,979,561

1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	Aaa		1,059,350

	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA	(4)	11,648,581
3,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA	(4)	3,171,120
21,570	Total Indiana				22,781,121

	Kansas – 1.6% (1.1% of Total Investments)

1,560	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/22 – AMBAC Insured	4/13 at 102.00	AA		1,651,541

3,440	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/22 (Pre-refunded 4/01/13) – AMBAC Insured	4/13 at 102.00	Aa2	(4)	3,658,440
5,000	Total Kansas				5,309,981

	Kentucky – 0.3% (0.2% of Total Investments)

985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3	(4)	1,043,460

	Louisiana – 2.4% (1.6% of Total Investments)

2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA		2,188,100

5,785	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.300%, 12/01/27 – FGIC Insured	12/12 at 100.00	A3		5,900,295
7,785	Total Louisiana				8,088,395

	Massachusetts – 0.3% (0.2% of Total Investments)

1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1		1,159,954

Nuveen Investments	77

Nuveen AMT-Free Municipal Income Fund (continued) (formerly known as Nuveen Insured Tax-Free Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan – 8.7% (5.9% of Total Investments)

$6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	$6,466,414

4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	A+		4,528,582

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
180	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R	(4)	213,752
820	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA		858,392

10,800	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured	12/12 at 100.00	BBB+		10,876,896

6,500	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/12 at 100.00	BBB+		6,512,935
28,895	Total Michigan				29,456,971

	Missouri – 0.9% (0.6% of Total Investments)

240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+		257,299

215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 – AGM Insured	3/14 at 100.00	AA+		231,888

	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+	(4)	1,210,566
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+	(4)	1,374,156
2,825	Total Missouri				3,073,909

	Nebraska – 1.5% (1.0% of Total Investments)

5,000	Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Refunding Series 2003, 5.000%, 6/15/28 – NPFG Insured	6/13 at 100.00	AA+		5,192,600

	New Jersey – 0.4% (0.2% of Total Investments)

1,310	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1		1,242,954

	New Mexico – 0.6% (0.4% of Total Investments)

1,975	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/19 – AMBAC Insured	4/14 at 100.00	AA		2,127,944

	New York – 8.6% (5.8% of Total Investments)

650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A		734,858

2,020	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		2,011,072

20,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 – NPFG Insured	11/12 at 100.00	A		20,396,000

1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA		2,038,053

3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.528%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA		4,073,936
27,855	Total New York				29,253,919

	North Carolina – 3.0% (2.0% of Total Investments)

675	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36 (WI/DD, Settling 5/03/12)	6/22 at 100.00	A+		722,156

8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 (Pre-refunded 10/01/13) – RAAI Insured	10/13 at 100.00	N/R	(4)	9,266,370
9,375	Total North Carolina				9,988,526

	North Dakota – 0.6% (0.4% of Total Investments)

1,800	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35 (WI/DD, Settling 5/09/12)	12/21 at 100.00	A–		1,891,566

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio – 3.9% (2.7% of Total Investments)

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
$650	5.000%, 5/01/33 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		$707,909
1,100	4.000%, 5/01/33 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		1,077,780
800	5.000%, 5/01/42 (WI/DD, Settling 5/10/12) – AGM Insured	5/22 at 100.00	AA–		852,840

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
85	5.125%, 6/01/24	6/17 at 100.00	B		69,485
710	5.875%, 6/01/30	6/17 at 100.00	B+		572,189
685	5.750%, 6/01/34	6/17 at 100.00	BB		534,560
1,570	5.875%, 6/01/47	6/17 at 100.00	BB		1,227,112

4,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3		4,874,080

3,125	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/38 (WI/DD, Settling 5/09/12)	1/22 at 100.00	Aa2		3,411,375
12,725	Total Ohio				13,327,330

	Oklahoma – 0.3% (0.2% of Total Investments)

1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		1,107,100

	Oregon – 2.5% (1.7% of Total Investments)

8,350	Oregon Health and Science University, Revenue Bonds, Series 2002A, 5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A+		8,417,134

	Pennsylvania – 7.4% (5.0% of Total Investments)

3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+	(4)	3,197,130

3,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–		3,467,135

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA–		2,022,500

925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1	(4)	1,126,613

1,350	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–		1,482,314

13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+	(4)	13,664,690
23,775	Total Pennsylvania				24,960,382

	Puerto Rico – 1.1% (0.7% of Total Investments)

8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	Aa2		1,889,853

10,350	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Aa2		1,779,372
18,830	Total Puerto Rico				3,669,225

	South Carolina – 5.5% (3.7% of Total Investments)

5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA–		5,274,000

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
3,000	5.000%, 12/01/22 (UB)	12/13 at 100.00	AA		3,181,080
1,785	5.000%, 12/01/23 (UB)	12/13 at 100.00	AA		1,892,743

8,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	A1	(4)	8,137,760
17,785	Total South Carolina				18,485,583

Nuveen Investments	79

Nuveen AMT-Free Municipal Income Fund (continued) (formerly known as Nuveen Insured Tax-Free Advantage Municipal Fund) Portfolio of Investments April 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas – 8.7% (5.9% of Total Investments)

$1,885	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–		$2,072,935

	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003:
1,660	5.375%, 2/15/26 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+	(4)	1,727,911
12,500	5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+	(4)	12,986,750

2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA		2,158,020

4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A+		5,082,077

2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46 (WI/DD, Settling 5/03/12)	8/21 at 100.00	A		3,022,971

2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–		2,308,641
27,610	Total Texas				29,359,305

	Virginia – 1.0% (0.7% of Total Investments)

1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3	(4)	1,552,245

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–		1,850,170
8,500	Total Virginia				3,402,415

	Washington – 8.7% (5.9% of Total Investments)

4,945	Broadway Office Properties, King County, Washington, Lease Revenue Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 – NPFG Insured	12/12 at 100.00	AAA		4,987,923

3,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+		3,252,240

5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 13.254%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+		6,800,600

2,135	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3		2,235,174

1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1	(4)	2,040,185

9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA+	(4)	10,164,425
26,685	Total Washington				29,480,547

	West Virginia – 1.0% (0.7% of Total Investments)

3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R		3,341,880

	Wisconsin – 4.7% (3.2% of Total Investments)

1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	Aa2		1,278,417

4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+	(4)	4,936,882

2,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		3,265,170

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (WI/DD, Settling 5/01/12)	8/22 at 100.00	A+	$2,851,902

3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	3,630,598
14,715	Total Wisconsin			15,962,969
$529,250	Total Investments (cost $473,335,968) – 147.9%			500,443,797
	Floating Rate Obligations – (3.9)%			(13,040,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (24.5)% (6)			(83,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (20.0)% (6)			(67,600,000)
	Other Assets Less Liabilities – 0.5%			1,478,092
	Net Assets Applicable to Common Shares – 100%			$338,281,889

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.6% and 13.5%, respectively.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of
Assets & Liabilities

April 30, 2012 (Unaudited)

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)

Assets
Investments, at value (cost $787,553,615, $2,038,162,885 and $417,023,191, respectively)	$843,975,718	$2,187,186,241	$446,827,783
Cash	9,720,695	6,951,566	1,947,637
Receivables:
Dividends and interest	11,003,865	31,208,409	6,221,102
Investments sold	13,306,075	75,704,744	1,998,268
Deferred offering costs	897,645	2,526,909	720,367
Other assets	129,301	717,285	147,130

Total assets	879,033,299	2,304,295,154	457,862,287

Liabilities
Floating rate obligations	52,480,000	104,433,333	19,000,000
Payables:
Common share dividends	2,528,216	6,308,798	1,339,414
Interest	290,319	—	—
Investments purchased	7,696,956	45,276,790	2,766,775
Offering costs	61,029	—	20,982
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	—	—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	240,400,000	—	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—	667,200,000	130,900,000
Accrued expenses:
Management fees	418,582	1,070,802	227,713
Other	254,169	250,086	153,059
Total liabilities	304,129,271	824,539,809	154,407,943

Net assets applicable to Common shares	$574,904,028	$1,479,755,345	$303,454,344

Common shares outstanding	38,452,882	95,610,971	19,517,334

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.95	$15.48	$15.55

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$384,529	$956,110	$195,173
Paid-in surplus	539,088,960	1,333,902,379	271,519,998
Undistributed (Over-distribution of) net investment income	7,291,122	22,568,549	3,973,757
Accumulated net realized gain (loss)	(28,282,686)	(26,695,049)	(2,039,176)
Net unrealized appreciation (depreciation)	56,422,103	149,023,356	29,804,592
Net assets applicable to Common shares	$574,904,028	$1,479,755,345	$303,454,344
Authorized shares:
Common	200,000,000	200,000,000	200,000,000
Preferred	1,000,000	1,000,000	1,000,000

See accompanying notes to financial statements.

82	Nuveen Investments

	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Assets
Investments, at value (cost $745,217,302, $637,506,521 and $473,335,968, respectively)	$796,014,815	$682,769,862	$500,443,797
Cash	1,630,886	1,320,367	9,822,576
Receivables:
Dividends and interest	11,063,260	9,536,363	7,251,915
Investments sold	5,093,925	17,949,335	488,870
Deferred offering costs	2,263,591	1,315,209	1,012,940
Other assets	286,564	90,069	56,126

Total assets	816,353,041	712,981,205	519,076,224

Liabilities
Floating rate obligations	56,320,000	28,413,334	13,040,000
Payables:
Common share dividends	2,142,944	2,190,863	1,512,653
Interest	—	375,982	280,821
Investments purchased	—	10,620,034	14,875,520
Offering costs	—	216,337	62,747
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	108,000,000	83,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—	92,500,000	67,600,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	219,000,000	—	—
Accrued expenses:
Management fees	393,840	316,423	254,916
Other	132,470	214,397	167,678
Total liabilities	277,989,254	242,847,370	180,794,335

Net assets applicable to Common shares	$538,363,787	$470,133,835	$338,281,889

Common shares outstanding	37,353,512	29,802,900	22,241,117

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.41	$15.77	$15.21

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$373,535	$298,029	$222,411
Paid-in surplus	499,231,874	424,035,373	315,016,140
Undistributed (Over-distribution of) net investment income	7,035,665	7,294,643	4,245,611
Accumulated net realized gain (loss)	(19,074,800)	(6,757,551)	(8,310,102)
Net unrealized appreciation (depreciation)	50,797,513	45,263,341	27,107,829
Net assets applicable to Common shares	$538,363,787	$470,133,835	$338,281,889
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of
Operations

Six Months Ended April 30, 2012
(Unaudited)

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)

Investment Income	$21,262,547	$51,943,363	$10,798,667

Expenses
Management fees	2,522,538	6,450,047	1,371,096
Dividend disbursing agent fees	—	2,918	—
Shareholders’ servicing agent fees and expenses	35,365	49,189	11,369
Interest expense and amortization of offering costs	1,972,058	1,237,259	236,926
Fees on VRDP Shares	—	2,913,908	571,687
Custodian’s fees and expenses	59,816	155,020	33,545
Directors’/Trustees’ fees and expenses	10,223	26,657	5,523
Professional fees	49,392	60,296	22,376
Shareholders’ reports – printing and mailing expenses	106,114	256,862	63,749
Stock exchange listing fees	7,045	15,252	4,356
Investor relations expense	27,537	72,125	14,773
Other expenses	13,507	43,252	20,153

Total expenses before custodian fee credit, expense reimbursement and legal fee refund	4,803,595	11,282,785	2,355,553
Custodian fee credit	(1,523)	(18,961)	(829)
Expense reimbursement	—	—	—
Legal fee refund	(291,647)	(277,960)	(21,644)

Net expenses	4,510,425	10,985,864	2,333,080

Net investment income (loss)	16,752,122	40,957,499	8,465,587

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(19,001,948)	(16,768,189)	(114,034)
Change in net unrealized appreciation (depreciation) of investments	49,590,668	92,878,568	16,555,602

Net realized and unrealized gain (loss)	30,588,720	76,110,379	16,441,568
Net increase (decrease) in net assets applicable to Common shares from operations	$47,340,842	$117,067,878	$24,907,155

See accompanying notes to financial statements.

84	Nuveen Investments

	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Investment Income	$18,930,830	$17,521,418	$12,531,897

Expenses
Management fees	2,365,809	2,087,006	1,542,596
Dividend disbursing agent fees	—	44,959	35,014
Shareholders’ servicing agent fees and expenses	15,767	23,504	17,319
Interest expense and amortization of offering costs	461,249	2,480,658	1,823,738
Fees on VRDP Shares	1,238,367	—	—
Custodian’s fees and expenses	54,800	52,042	37,657
Directors’/Trustees’ fees and expenses	9,488	8,407	6,233
Professional fees	29,239	25,721	22,808
Shareholders’ reports – printing and mailing expenses	99,903	127,490	106,293
Stock exchange listing fees	5,953	9,479	4,008
Investor relations expense	25,245	24,365	17,796
Other expenses	26,786	22,567	13,919

Total expenses before custodian fee credit, expense reimbursement and legal fee refund	4,332,606	4,906,198	3,627,381
Custodian fee credit	(2,144)	(1,836)	(598)
Expense reimbursement	—	(144,261)	—
Legal fee refund	(77,548)	—	—

Net expenses	4,252,914	4,760,101	3,626,783

Net investment income (loss)	14,677,916	12,761,317	8,905,114

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,173,184)	1,257,873	709,835
Change in net unrealized appreciation (depreciation) of investments	34,988,803	22,686,590	11,099,405

Net realized and unrealized gain (loss)	31,815,619	23,944,463	11,809,240

Net increase (decrease) in net assets applicable to Common shares from operations	$46,493,535	$36,705,780	$20,714,354

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of
Changes in Net Assets (Unaudited)

	Quality (NQI)		Opportunity (NIO)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11

Operations
Net investment income (loss)	$16,752,122	$33,361,665	$40,957,499	$84,458,328
Net realized gain (loss) from investments	(19,001,948)	2,913,768	(16,768,189)	2,784,173
Change in net unrealized appreciation (depreciation) of investments	49,590,668	(5,637,242)	92,878,568	(25,310,122)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(386,864)	—	(677,344)

Net increase (decrease) in net assets applicable to Common shares from operations	47,340,842	30,251,327	117,067,878	61,255,035

Distributions to Common Shareholders
From net investment income	(17,401,357)	(33,502,590)	(41,877,609)	(83,219,787)
From accumulated net realized gains	—	—	(248,589)	—

Decrease in net assets applicable to Common shares from distribution to Common shareholders	(17,401,357)	(33,502,590)	(42,126,198)	(83,219,787)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	464,201	153,236	—	359,108

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	464,201	153,236	—	359,108
Net increase (decrease) in net assets applicable to Common shares	30,403,686	(3,098,027)	74,941,680	(21,605,644)
Net assets applicable to Common shares at the beginning of period	544,500,342	547,598,369	1,404,813,665	1,426,419,309

Net assets applicable to Common shares at the end of period	$574,904,028	$544,500,342	$1,479,755,345	$1,404,813,665

Undistributed (Over-distribution of) net investment income at the end of period	$7,291,122	$7,940,357	$22,568,549	$23,488,659

See accompanying notes to financial statements.

86	Nuveen Investments

	Premier Opportunity (NIF)		Premium Opportunity (NPX)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11

Operations
Net investment income (loss)	$8,465,587	$17,117,427	$14,677,916	$28,807,240
Net realized gain (loss) from investments	(114,034)	528,085	(3,173,184)	2,636,794
Change in net unrealized appreciation (depreciation) of investments	16,555,602	(5,726,778)	34,988,803	(3,219,083)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(106,530)	—	—

Net increase (decrease) in net assets applicable to Common shares from operations	24,907,155	11,812,204	46,493,535	28,224,951

Distributions to Common Shareholders
From net investment income	(8,837,569)	(17,351,304)	(13,895,507)	(27,791,014)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(8,837,569)	(17,351,304)	(13,895,507)	(27,791,014)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	317,012	589,038	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	317,012	589,038	—	—

Net increase (decrease) in net assets applicable to Common shares	16,386,598	(4,950,062)	32,598,028	433,937
Net assets applicable to Common shares at the beginning of period	287,067,746	292,017,808	505,765,759	505,331,822

Net assets applicable to Common shares at the end of period	$303,454,344	$287,067,746	$538,363,787	$505,765,759

Undistributed (Over-distribution of) net investment income at the end of period	$3,973,757	$4,345,739	$7,035,665	$6,253,256

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of
Changes in Net Assets (Unaudited) (continued)

	Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11

Operations
Net investment income (loss)	$12,761,317	$27,019,107	$8,905,114	$18,631,579
Net realized gain (loss) from investments	1,257,873	1,369,031	709,835	193,126
Change in net unrealized appreciation (depreciation) of investments	22,686,590	(7,522,192)	11,099,405	(6,580,653)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(284,513)	—	(187,298)

Net increase (decrease) in net assets applicable to Common shares from operations	36,705,780	20,581,433	20,714,354	12,056,754

Distributions to Common Shareholders
From net investment income	(13,411,306)	(25,332,465)	(9,341,269)	(18,237,716)
From accumulated net realized gains	(1,230,860)	(86,428)	—	—

Decrease in net assets applicable to Common shares from distribution to Common shareholders	(14,642,166)	(25,418,893)	(9,341,269)	(18,237,716)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	—	16,256
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	16,256
Net increase (decrease) in net assets applicable to Common shares	22,063,614	(4,837,460)	11,373,085	(6,164,706)
Net assets applicable to Common shares at the beginning of period	448,070,221	452,907,681	326,908,804	333,073,510

Net assets applicable to Common shares at the end of period	$470,133,835	$448,070,221	$338,281,889	$326,908,804

Undistributed (Over-distribution of) net investment income at the end of period	$7,294,643	$7,944,632	$4,245,611	$4,681,766

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of
Cash Flows

Six Months Ended April 30, 2012
(Unaudited)

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$47,340,842	$117,067,878	$24,907,155
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(45,247,330)	(196,326,568)	(45,920,211)
Proceeds from sales and maturities of investments	59,470,342	215,936,554	46,321,437
Proceeds from (Purchases of) short-term investments, net	—	(1,990,000)	1,760,000
Amortization (Accretion) of premiums and discounts, net	(1,571,204)	(1,573,223)	(820,684)
(Increase) Decrease in:
Receivable for dividends and interest	547,250	2,020,723	252,842
Receivable for investments sold	(10,759,831)	(58,813,809)	(1,763,268)
Other assets	113,980	(14,424)	(7,550)
Increase (Decrease) in:
Payable for interest	5,857	—	—
Payable for investments purchased	4,952,059	43,428,640	(22,658)
Accrued management fees	(4,612)	(14,737)	(2,294)
Accrued other expenses	(7,467)	(635,122)	(2,837)
Net realized (gain) loss from investments	19,001,948	16,768,189	114,034
Change in net unrealized (appreciation) depreciation of investments	(49,590,668)	(92,878,568)	(16,555,602)
Taxes paid on undistributed capital gains	(1,551)	(6,302)	(959)
Net cash provided by (used in) operating activities	24,249,615	42,969,231	8,259,405
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(31,727)	44,042	12,556
Increase (Decrease) in:
Floating rate obligations	145,000	(1,725,000)	—
Payable for offering costs	(84,796)	(63,783)	(283,163)
Cash distributions paid to Common shareholders	(16,907,859)	(42,083,462)	(8,506,992)
Net cash provided by (used in) financing activities	(16,879,382)	(43,828,203)	(8,777,599)
Net Increase (Decrease) in Cash	7,370,233	(858,972)	(518,194)
Cash at the beginning of period	2,350,462	7,810,538	2,465,831
Cash at the End of Period	$9,720,695	$6,951,566	$1,947,637
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $ 464,201 and $317,012 for Quality (NQI) and Premier Opportunity (NIF), respectively.
	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)
Cash paid for interest (excluding amortization of offering costs)	$1,781,229	$1,193,217	$224,370

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Cash Flows (Unaudited) (continued)

	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$46,493,535	$36,705,780	$20,714,354
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(74,910,455)	(72,666,954)	(47,736,155)
Proceeds from sales and maturities of investments	83,503,757	85,628,676	40,517,156
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(1,266,163)	(1,126,717)	(399,682)
(Increase) Decrease in:
Receivable for dividends and interest	553,277	237,181	402,188
Receivable for investments sold	(1,530,266)	(16,714,335)	2,744,388
Other assets	(4,199)	98,017	102,926
Increase (Decrease) in:
Payable for interest	—	20,661	15,188
Payable for investments purchased	(7,542,365)	7,357,426	10,853,987
Accrued management fees	(2,157)	(6,576)	(5,924)
Accrued other expenses	(112,407)	28,727	(5,508)
Net realized (gain) loss from investments	3,173,184	(1,257,873)	(709,835)
Change in net unrealized (appreciation) depreciation of investments	(34,988,803)	(22,686,590)	(11,099,405)
Taxes paid on undistributed capital gains	(8,190)	(58,065)	(479)
Net cash provided by (used in) operating activities	13,358,748	15,559,358	15,393,199
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	40,157	264,275	188,510
Increase (Decrease) in:
Floating rate obligations	(1,660,000)	—	—
Payable for offering costs	(29,812)	(348,143)	(244,629)
Cash distributions paid to Common shareholders	(13,878,625)	(14,633,361)	(9,343,838)
Net cash provided by (used in) financing activities	(15,528,280)	(14,717,229)	(9,399,957)
Net Increase (Decrease) in Cash	(2,169,532)	842,129	5,993,242
Cash at the beginning of period	3,800,418	478,238	3,829,334
Cash at the End of Period	$1,630,886	$1,320,367	$9,822,576
Supplemental Disclosure of Cash Flow Information
	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)
Cash paid for interest (excluding amortization of offering costs)	$421,093	$2,195,722	$1,620,039

See accompanying notes to financial statements.

90	Nuveen Investments

Financial Highlights(Unaudited)

Nuveen Investments	91

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)		Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Quality (NQI)
Year Ended 10/31:
2012(f)	$14.17	$.44	$.79	$—	$—		$1.23	$(.45)	$—		$(.45)	$—		$14.95	$14.50
2011	14.26	.87	(.08)	(.01)	—		.78	(.87)	—		(.87)	—		14.17	14.11
2010	13.61	.95	.58	(.03)	—		1.50	(.85)	—		(.85)	—		14.26	14.40
2009	11.68	.99	1.76	(.06)	—		2.69	(.76)	—		(.76)	—		13.61	13.30
2008	14.88	.99	(3.16)	(.30)	—		(2.47)	(.73)	—		(.73)	—		11.68	11.15
2007	15.40	.99	(.49)	(.29)	—		.21	(.73)	—		(.73)	—		14.88	13.61

Opportunity (NIO)
Year Ended 10/31:
2012(f)	14.69	.43	.80	—	—		1.23	(.44)	—	**	(.44)	—		15.48	14.86
2011	14.92	.88	(.23)	(.01)	—		.64	(.87)	—		(.87)	—		14.69	14.20
2010	14.22	.97	.60	(.03)	—		1.54	(.84)	—		(.84)	—	**	14.92	14.83
2009	12.39	.96	1.66	(.06)	—		2.56	(.73)	—		(.73)	—		14.22	12.98
2008	15.04	.97	(2.62)	(.30)	—	**	(1.95)	(.70)	—	**	(.70)	—		12.39	11.15
2007	15.57	.98	(.45)	(.30)	(.01)		.22	(.73)	(.02)		(.75)	—		15.04	13.56

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

92	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

6.01%	8.79%	$574,904	1.72	%*	5.87	%*	5%
4.65	5.98	544,500	1.66		6.43		18
15.03	11.30	547,598	1.19		6.81		11
26.98	23.65	521,216	1.32		7.86		4
(13.35)	(17.24)	447,463	1.49		7.03		7
(3.48)	1.38	569,958	1.52		6.53		5

7.79	8.46	1,479,755	1.56	*	5.63	*	9
2.08	4.73	1,404,814	1.63		6.28		10
21.20	11.08	1,426,419	1.14		6.61		7
23.62	21.18	1,358,844	1.29		7.36		8
(13.17)	(13.45)	1,005,218	1.43		6.76		9
(3.18)	1.49	1,220,297	1.41		6.39		5

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred

Shares and Inverse Floating Rate Securities, respectively as follows:

Quality (NQI)
Year Ended 10/31:
2012(f)	.70%
2011	.57
2010	.07
2009	.11
2008	.26
2007	.34
Opportunity (NIO)
Year Ended 10/31:
2012(f)	.58
2011	.59
2010	.06
2009	.11
2008	.24
2007	.25

(f)	For the six months ended April 30, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premier Opportunity (NIF)
Year Ended 10/31:
2012(f)	$14.72	$.43	$.85	$—	$—	$1.28	$(.45)	$—	$(.45)	$—	$15.55	$15.26
2011	15.01	.88	(.27)	(.01)	—	.60	(.89)	—	(.89)	—	14.72	14.26
2010	14.38	.96	.57	(.03)	—	1.50	(.87)	—	(.87)	—	15.01	15.50
2009	12.54	.99	1.64	(.06)	—	2.57	(.73)	—	(.73)	—	14.38	13.10
2008	14.90	.96	(2.37)	(.31)	—	(1.72)	(.64)	—	(.64)	—	12.54	11.19
2007	15.40	.97	(.47)	(.29)	—	.21	(.71)	—	(.71)	—	14.90	13.25

Premium Opportunity (NPX)
Year Ended 10/31:
2012(f)	13.54	.39	.85	—	—	1.24	(.37)	—	(.37)	—	14.41	13.76
2011	13.53	.77	(.02)	—	—	.75	(.74)	—	(.74)	—	13.54	12.83
2010	12.96	.78	.53	—	—	1.31	(.74)	—	(.74)	—	13.53	13.40
2009	11.39	.80	1.44	—	—	2.24	(.67)	—	(.67)	—	12.96	11.86
2008	13.73	.80	(2.32)	(.20)	—	(1.72)	(.62)	—	(.62)	—	11.39	9.56
2007	14.16	.86	(.39)	(.26)	—	.21	(.64)	—	(.64)	—	13.73	12.18

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

94	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

10.22%	8.80%	$303,454	1.59	%*	5.71	%*	10%
(1.98)	4.40	287,068	1.65		6.19		8
25.60	10.74	292,018	1.20		6.56		12
24.07	20.90	279,312	1.30		7.25		2
(11.12)	(11.92)	243,589	1.42		6.72		6
(4.66)	1.40	289,400	1.38		6.41		9

10.19	9.26	538,364	1.66	*	5.58	*	9
1.75	6.01	505,766	1.80		5.99		20
19.70	10.39	505,332	1.82		5.87		10
31.78	20.15	484,069	1.98		6.56		7
(17.17)	(12.98)	425,557	2.13		6.12		8
(1.77)	1.55	513,021	1.76		6.19		5

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Premier Opportunity (NIF)
Year Ended 10/31:
2012(f)	.55%
2011	.59
2010	.06
2009	.07
2008	.17
2007	.17
Premium Opportunity (NPX)
Year Ended 10/31:
2012(f)	.65
2011	.77
2010	.59
2009	.89
2008	.88
2007	.60

(f)	For the six months ended April 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)		Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Dividend Advantage (NVG)
Year Ended 10/31:
2012(f)	$15.03	$.43	$.80	$—	$—		$1.23	$(.45)	$(.04)		$(.49)	$—		$15.77	$15.18
2011	15.20	.91	(.22)	(.01)	—		.68	(.85)	—	**	(.85)	—		15.03	14.32
2010	14.80	.90	.39	(.01)	—	**	1.28	(.84)	(.04)		(.88)	—		15.20	14.80
2009	12.85	1.00	1.77	(.06)	—		2.71	(.76)	—		(.76)	—	**	14.80	13.85
2008	15.09	1.00	(2.25)	(.29)	—		(1.54)	(.70)	—		(.70)	—		12.85	11.42
2007	15.50	1.00	(.38)	(.28)	—		.34	(.75)	—		(.75)	—		15.09	13.71

AMT-Free Income (NEA)
Year Ended 10/31:
2012(f)	14.70	.40	.53	—	—		.93	(.42)	—		(.42)	—		15.21	14.75
2011	14.98	.84	(.29)	(.01)	—		.54	(.82)	—		(.82)	—		14.70	13.85
2010	14.42	.87	.52	(.02)	—		1.37	(.81)	—		(.81)	—		14.98	14.95
2009	12.37	.98	1.86	(.06)	—		2.78	(.73)	—		(.73)	—	**	14.42	13.48
2008	14.71	.95	(2.31)	(.27)	—		(1.63)	(.71)	—		(.71)	—		12.37	11.40
2007	14.93	.97	(.21)	(.27)	—		.49	(.71)	—		(.71)	—		14.71	14.30

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

96	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

9.50%	8.29%	$470,134	2.14	%*	5.50	%*	2.08	%*	5.57	%*	11%
2.89	4.83	448,070	1.95		6.12		1.84		6.23		7
13.51	8.89	452,908	1.89		5.79		1.71		5.98		2
28.72	21.54	441,207	1.25		6.86		.98		7.12		9
(12.11)	(10.64)	383,035	1.32		6.48		.98		6.82		7
(3.12)	2.25	449,982	1.31		6.15		.90		6.56		12

9.58	6.38	338,282	2.18	*	5.35	*	N/A		N/A		8
(1.60)	3.92	326,909	2.02		5.86		2.01		5.87		2
17.27	9.76	333,074	1.76		5.80		1.63		5.93		2
25.41	23.05	320,587	1.24		7.14		.99		7.39		6
(15.97)	(11.56)	229,075	1.26		6.27		.87		6.66		8
4.59	3.35	272,391	1.19		6.04		.70		6.53		6

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable. As of November 30, 2010 and March 31, 2012, the Adviser is no longer reimbursing ATM-Free Income (NEA) and Dividend Advantage (NVG), respectively, for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Dividend Advantage (NVG)
Year Ended 10/31:
2012(f)	1.08%
2011	.90
2010	.84
2009	.08
2008	.15
2007	.17
AMT-Free Income (NEA)
Year Ended 10/31:
2012(f)	1.09
2011	.94
2010	.67
2009	.05
2008	.07
2007	.02

(f)	For the six months ended April 30, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial
Highlights (Unaudited) (continued)

	ARPS at the End of Period			VMTP Shares at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Quality (NQI)
Year Ended 10/31:
2012(g)	$—	$—	$—	$240,400	$100,000	$339,145	$—	$—	$—
2011	—	—	—	240,400	100,000	326,498	—	—	—
2010	239,200	25,000	82,232	—	—	—	—	—	—
2009	245,850	25,000	78,001	—	—	—	—	—	—
2008	298,425	25,000	62,485	—	—	—	—	—	—
2007	318,000	25,000	69,808	—	—	—	—	—	—

Opportunity (NIO)
Year Ended 10/31:
2012(g)	—	—	—	—	—	—	667,200	100,000	321,786
2011	—	—	—	—	—	—	667,200	100,000	310,554
2010	664,825	25,000	78,639	—	—	—	—	—	—
2009	675,475	25,000	75,292	—	—	—	—	—	—
2008	623,350	25,000	65,315	—	—	—	—	—	—
2007	680,000	25,000	69,864	—	—	—	—	—	—

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Premier Opportunity (NIF)
Year Ended 10/31:
2012(g)	$—	$—	$—	$130,900	$100,000	$331,822
2011	—	—	—	130,900	100,000	319,303
2010	130,125	25,000	81,103	—	—	—
2009	130,125	25,000	78,662	—	—	—
2008	154,950	25,000	64,301	—	—	—
2007	161,000	25,000	69,938	—	—	—

Premium Opportunity (NPX)
Year Ended 10/31:
2012(g)	—	—	—	219,000	100,000	345,828
2011	—	—	—	219,000	100,000	330,943
2010	—	—	—	219,000	100,000	330,745
2009	—	—	—	219,000	100,000	321,036
2008	—	—	—	219,000	100,000	294,318
2007	268,900	25,000	72,696	—	—	—

(g)	For the six months ended April 30, 2012.

98	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (g)			VMTP Shares at the End of Period			ARPS, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Dividend Advantage (NVG)
Year Ended 10/31:
2012(f)	$ —	$ —	$ —	$108,000	$10	$33.45	$92,500	$100,000	$334,481	$3.34
2011	—	—	—	108,000	10	32.35	92,500	100,000	323,476	3.23
2010	91,950	25,000	81,628	108,000	10	32.65	—	—	—	3.27
2009	91,950	25,000	80,165	108,000	10	32.07	—	—	—	3.21
2008	226,975	25,000	67,189	—	—	—	—	—	—	—
2007	233,000	25,000	73,281	—	—	—	—	—	—	—

AMT-Free Income (NEA)
Year Ended 10/31:
2012(f)	—	—	—	83,000	10	32.46	67,600	100,000	324,623	3.25
2011	—	—	—	83,000	10	31.71	67,600	100,000	317,071	3.17
2010	67,375	25,000	80,374	83,000	10	32.15	—	—	—	3.21
2009	148,750	25,000	78,880	—	—	—	—	—	—	—
2008	132,800	25,000	68,124	—	—	—	—	—	—	—
2007	144,000	25,000	72,290	—	—	—	—	—	—	—

(f)	For the six months ended April 30, 2012.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Dividend Advantage (NVG)
Year Ended 10/31:
2012(f)	2014	$10.17	$10.15
2011	2014	10.10	10.12
2010	2014	10.22	10.19
2009	2014	9.98	10.03	^
2008	—	—	—
2007	—	—	—

AMT-Free Income (NEA)
Year Ended 10/31:
2012(f)	2015	$10.15	$10.14
2011	2015	10.14	10.08
2010	2015	10.14	10.15	^^
2009	—	—	—
2008	—	—	—
2007	—	—	—

^	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
^^	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

Nuveen Investments	99

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Quality Municipal Fund, Inc. (NQI), Nuveen Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Municipal Opportunity Fund, Inc. (NIF), Nuveen Premium Income Municipal Opportunity Fund (NPX), Nuveen Dividend Advantage Municipal Income Fund (NVG) and Nuveen AMT-Free Municipal Income Fund (NEA) (each a “Fund” and collectively, the “Funds”). Common shares of Quality (NQI), Opportunity (NIO), Premier Opportunity (NIF) and Premium Opportunity (NPX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Dividend Advantage (NVG) and AMT-Free Income (NEA) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Policy Changes

On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes were designed to provide Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), with more flexibility regarding the types of securities available for investment by each Fund.

On January 2, 2012, each Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Since 2007, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds did not change their investment objective and continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds changed their names as follows:

•	Nuveen Insured Quality Municipal Fund, Inc. (NQI) changed to Nuveen Quality Municipal Fund, Inc. (NQI),

•	Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) changed to Nuveen Municipal Opportunity Fund, Inc. (NIO),

•	Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) changed to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF),

•	Nuveen Insured Premium Income Municipal Fund 2 (NPX) changed to Nuveen Premium Income Municipal Opportunity Fund, Inc. (NPX),

•	Nuveen Insured Dividend Advantage Municipal Fund (NVG) changed to Nuveen Dividend Advantage Municipal Income Fund (NVG) and

•	Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) changed to Nuveen AMT-Free Municipal Income Fund (NEA).

In addition, each Fund changed its non-fundamental investment policy requiring each Fund to invest in municipal securities rated at least investment grade at the time of investment. Each Fund adopted a new policy to, under normal circumstances, invest at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Under the new policy, each Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

100	Nuveen Investments

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2012, Quality (NQI), Opportunity (NIO), Premier Opportunity (NIF), Dividend Advantage (NVG) and AMT-Free Income (NEA) had outstanding when-issued/delayed delivery purchase commitments of $7,696,956, $45,276,790, $2,750,350, $10,353,996 and $14,875,520, respectively. There were no such outstanding purchase commitments in Premium Opportunity (NPX).

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented in the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	101

Notes to
Financial Statements (Unaudited) (continued)

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2011, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares

The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of April 30, 2012, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Dividend Advantage (NVG)			AMT-Free Income (NEA)
	Shares Outstanding	Annual Interest Rate	NYSE Ticker	Shares Outstanding	Annual Interest Rate	NYSE Ticker

Series:
2014	10,800,000	2.95%	NVG Pr C	—	—%	—
2015	—	—	—	8,300,000	2.85	NEA Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Dividend Advantage (NVG) Series 2014	AMT-Free Income (NEA) Series 2015

Term Redemption Date	November 1, 2014	February 1, 2015

Optional Redemption Date	November 1, 2010	February 1, 2011

Premium Expiration Date	October 31, 2011	January 31, 2012

The average liquidation value for all series of MTP Shares outstanding for each Fund during the six months ended April 30, 2012, was as follows:

	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Average liquidation value of MTP Shares outstanding	$108,000,000	$83,000,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen has agreed that net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering would be credited to the Funds, and would be recorded as reductions of offering costs recognized by the Funds. During the six months ended April 30, 2012, Nuveen earned no net underwriting amounts on the Funds’ MTP Shares.

102	Nuveen Investments

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Quality (NQI), Dividend Advantage (NVG) and AMT-Free Income (NEA) issued their VMTP Shares in a privately negotiated offering during February 2011, September 2011 and July 2011, respectively. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem all or a portion of, the remainder of each Fund’s outstanding ARPS. Each Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2012, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

	Quality (NQI)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Series 2014	$240,400,000	$92,500,000	$67,600,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances . The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

	Quality (NQI)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Term Redemption Date	March 1, 2014	October 1, 2014	August 1, 2014

Optional Redemption Date	March 1, 2012	October 1, 2012	August 1, 2012

Premium Expiration Date	February 29, 2012	September 30, 2012	July 31, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for each Fund during the six months ended April 30, 2012, were as follows:

	Quality (NQI)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Average liquidation Value of VMTP Shares outstanding	$240,400,000	$92,500,000	$67,600,000

Annualized dividend rate	1.39%	1.14%	1.19%

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Opportunity (NIO), Premier Opportunity (NIF) and Premium Opportunity (NPX) issued their VRDP Shares in a privately negotiated offering during December 2010, December 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Premium Opportunity (NPX) exchanged all its 2,190 Series 1 VRDP Shares for 2,190 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all or a portion of, the remainder of each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers

Nuveen Investments	103

Notes to
Financial Statements (Unaudited) (continued)

pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2012, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)

Series	1	1	2

Shares outstanding	6,672	1,309	2,190

Maturity	December 1, 2040	December 1, 2040	August 1, 2038

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the six months ended April 30, 2012, were as follows:

	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)

Average liquidation value outstanding	667,200,000	130,900,000	219,000,000

Annualized dividend rate	0.28%	0.28%	0.27%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as components of “Fees on VRDP Shares” on the Statement of Operations.

Insurance

Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, and during the period November 1, 2011 through January 2, 2012, each Fund invests at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. In addition, during the period November 1, 2011 through January 2, 2012, each Fund invested in municipal securities that, at the time of investment was rated investment grade (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the

104	Nuveen Investments

underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended April 30, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Maximum exposure to Recourse Trusts	$26,610,000	$40,430,000	$15,375,000	$14,845,000	$6,665,000	$6,665,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2012, were as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Average floating rate obligations outstanding	$52,456,099	$105,390,614	$19,000,000	$56,858,132	$28,413,334	$13,040,000

Average annual interest rate and fees	0.48%	0.52%	0.46%	0.46%	0.58%	0.61%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-

Nuveen Investments	105

Notes to
Financial Statements (Unaudited) (continued)

determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Dividend Advantage (NVG) and AMT-Free Income (NEA) in connection with their offerings of MTP Shares ($1,875,000 and $1,605,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Quality (NQI), Dividend Advantage (NVG) and AMT-Free Income (NEA) in connection with their VMTP Shares ($1,120,000, $485,000 and $180,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Opportunity (NIO), Premier Opportunity (NIF) and Premium Opportunity (NPX) in connection with their offerings of VRDP Shares ($2,645,000, $755,000 and $2,535,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

106	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

Quality (NQI)	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$—	$843,975,718	$—	$843,975,718

Opportunity (NIO)	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$—	$2,173,199,073	$1,497,168	$2,174,696,241
Short-Term Investments:
Municipal Bonds	—	12,490,000	—	12,490,000
Total	$—	$2,185,689,073	$1,497,168	$2,187,186,241

Premier Opportunity (NIF)	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$—	$446,827,783	$—	$446,827,783

Premium Opportunity (NPX)	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$—	$796,014,815	$—	$796,014,815

Dividend Advantage (NVG)	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$—	$681,312,945	$—	$681,312,945
Investment Companies	1,456,917	—	—	1,456,917
Total	$1,456,917	$681,312,945	$—	$682,769,862

AMT-Free Income (NEA)	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$—	$500,443,797	$—	$500,443,797

The following is a reconciliation of the following Fund’s Level 3 investments held at the beginning and end of the measurement period:

Opportunity (NIO) Level 3 Municipal Bonds

Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	1,497,168
Transfers out of	—

Balance at the end of period	$1,497,168

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2012	$(451,863)

During the six months ended April 30, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended April 30, 2012.

Nuveen Investments	107

Notes to
Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Quality (NQI)		Opportunity (NIO)		Premier Opportunity (NIF)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11

Common shares issued to shareholders due to reinvestment of distributions	32,488	10,745	—	24,068	20,638	40,933

	Premium Opportunity (NPX)		Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11	Six Months Ended 4/30/12	Year Ended 10/31/11

Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	1,085

Preferred Shares

Premium Opportunity (NPX) redeemed all of its outstanding ARPS during the fiscal year ended October 31, 2008.

Transactions in ARPS were as follows:

	Quality (NQI)				Opportunity (NIO)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

ARPS redeemed:
Series M	N/A	N/A	(1,954)	$(48,850,000)	N/A	N/A	(3,319)	$(82,975,000)
Series T	N/A	N/A	(1,956)	(48,900,000)	N/A	N/A	(3,319)	(82,975,000)
Series W	N/A	N/A	(1,957)	(48,925,000)	N/A	N/A	(3,320)	(83,000,000)
Series W2	N/A	N/A	—	—	N/A	N/A	(2,655)	(66,375,000)
Series W3	N/A	N/A	—	—	N/A	N/A	(1,486)	(37,150,000)
Series TH	N/A	N/A	(1,745)	(43,625,000)	N/A	N/A	(3,319)	(82,975,000)
Series TH2	N/A	N/A	—	—	N/A	N/A	(3,321)	(83,025,000)
Series TH3	N/A	N/A	—	—	N/A	N/A	(2,536)	(63,400,000)
Series F	N/A	N/A	(1,956)	(48,900,000)	N/A	N/A	(3,318)	(82,950,000)

Total	N/A	N/A	(9,568)	$(239,200,000)	N/A	N/A	(26,593)	$(664,825,000)

	Premier Opportunity (NIF)				Dividend Advantage (NVG)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

ARPS redeemed:
Series M	N/A	N/A	—	$—	N/A	N/A	(1,247)	$(31,175,000)
Series T	N/A	N/A	—	—	N/A	N/A	(1,217)	(30,425,000)
Series W	N/A	N/A	(678)	(16,950,000)	N/A	N/A	—	—
Series TH	N/A	N/A	(2,263)	(56,575,000)	N/A	N/A	(1,214)	(30,350,000)
Series F	N/A	N/A	(2,264)	(56,600,000)	N/A	N/A	—	—

Total	N/A	N/A	(5,205)	$(130,125,000)	N/A	N/A	(3,678)	$(91,950,000)

N/A – As of October 31, 2011, the Fund redeemed all of its outstanding ARPS, at liquidation value.

108	Nuveen Investments

	AMT-Free Income (NEA)
	Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount

ARPS redeemed:
Series T	N/A	N/A	(1,104)	$(27,600,000)
Series W	N/A	N/A	(1,105)	(27,625,000)
Series W2	N/A	N/A	(486)	(12,150,000)

Total	N/A	N/A	(2,695)	$(67,375,000)

N/A – As of October 31, 2011, the Fund redeemed all of its outstanding ARPS, at liquidation value.

Transactions in VMTP Shares were as follows:

	Quality (NQI)				Dividend Advantage (NVG)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

VMTP Shares issued:
Series 2014	—	$—	2,404	$240,400,000	—	$—	925	$92,500,000

AMT-Free Income (NEA)
					Six Months Ended 4/30/12		Year Ended 10/31/11
					Shares	Amount	Shares	Amount

VMTP Shares issued:
Series 2014					—	$—	676	$67,600,000

Transactions in VRDP Shares were as follows:

	Opportunity (NIO)				Premier Opportunity (NIF)
	Six Months Ended 4/30/12		Year Ended 10/31/11		Six Months Ended 4/30/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

VRDP Shares issued:
Series 1	—	$—	6,672	$667,200,000	—	$—	1,309	$130,900,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended April 30, 2012, were as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Purchases	$45,247,330	$196,326,568	$45,920,211	$74,910,455	$72,666,954	$47,736,155
Sales and maturities	59,470,342	215,936,554	46,321,437	83,503,757	85,628,676	40,517,156

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	109

Notes to
Financial Statements (Unaudited) (continued)

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Cost of investments	$737,485,532	$1,936,897,423	$397,774,825	$691,477,401	$615,002,825	$461,761,731

Gross unrealized:
Appreciation	61,131,863	163,864,177	33,305,659	63,778,368	52,191,533	29,523,322
Depreciation	(7,122,746)	(18,008,307)	(3,253,721)	(15,561,601)	(12,838,352)	(3,878,819)
Net unrealized appreciation (depreciation) of investments	$54,009,117	$145,855,870	$30,051,938	$48,216,767	$39,353,181	$25,644,503

Permanent differences, primarily due to federal taxes paid, taxable market discount and non-deductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2011, the Funds’ last tax year end, as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Paid-in surplus	$(253,832)	$(74,346)	$(22,075)	$(81,128)	$(383,919)	$(329,737)

Undistributed (Over-distribution of) net investment income	225,345	(515,751)	4,693	32,104	370,987	328,724

Accumulated net realized gain (loss)	28,487	590,097	17,382	49,024	12,932	1,013

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ last tax year end, were as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Undistributed net tax-exempt income *	$9,973,805	$28,113,476	$5,558,575	$7,640,559	$9,752,295	$6,245,272

Undistributed net ordinary income **	110,288	4,523	6,396	52,758	—	3,195

Undistributed net long-term capital gains	—	264,655	—	—	1,396,468	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2011, paid on November 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	Dividend Advantage (NVG)	AMT-Free Income (NEA)

Distributions from net tax-exempt income	$35,817,692	$85,650,770	$17,902,087	$28,602,694	$28,729,780	$20,898,107

Distributions from net ordinary income **	—	428,596	—	—	—	—

Distributions from net long-term capital gains	—	—	—	—	86,428	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

110	Nuveen Investments

	Quality (NQI)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	AMT-Free Income (NEA)

Expiration:
October 31, 2012	$—	$—	$—	$139,914
October 31, 2013	—	—	—	4,418,633
October 31, 2015	—	—	—	174,026
October 31, 2016	2,623,034	1,240,117	3,274,999	1,917,479
October 31, 2017	217,918	—	456,587	—
October 31, 2018	322,087	—	—	—
Total	$3,163,039	$1,240,117	$3,731,586	$6,650,052

During the Funds’ last tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Quality (NQI)	Opportunity (NIO)	Premier Opportunity (NIF)	Premium Opportunity (NPX)	AMT-Free Income (NEA)
Utilized capital loss carryforwards	$2,009,925	$5,318,344	$35,517	$2,685,818	$194,140

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Quality (NQI) Opportunity (NIO) Premier Opportunity (NIF) Premium Opportunity (NPX) Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Average Daily Managed Assets*	Dividend Advantage (NVG) AMT-Free Income (NEA) Fund-Level Fee Rate

For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments	111

Notes to
Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level

$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2012, the complex-level fee rate for these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“the Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Dividend Advantage’s (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,

2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant

112	Nuveen Investments

unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. Subsequent Event

Approved Fund Reorganizations

On June 22, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain Funds included in this report. The reorganizations are intended to create a single larger Fund, which would potentially offer shareholders the following benefits:

• Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

• Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

• Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

• Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
• Premier Opportunity (NIF)	•AMT-FreeIncome (NEA)
• Premium Opportunity (NPX)

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer substantially all of their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

Nuveen Investments	113

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

114	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	115

Glossary of Terms

Used in this Report

■

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■

Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circum- stances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

116	Nuveen Investments

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■

Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■

Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■

Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■

Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■

Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■

Standard & Poor’s (S&P) Municipal Bond Insured Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, insured U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Nuveen Investments	117

Glossary of Terms

Used in this Report (continued)

■

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

118	Nuveen Investments

Additional Fund Information

Board of

Directors/Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank

& Trust Company

Boston, MA

Transfer Agent and Shareholder Services

State Street Bank &

Trust Company

Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071 (800) 257-8787

Legal Counsel

Chapman and Cutler LLP Chicago, IL

Independent Registered

Public Accounting Firm Ernst & Young LLP Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase and/or redeem shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
NQI	—
NIO	—
NIF	—
NPX	—
NVG	—
NEA	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	119

Nuveen Investments:

Serving Investors for Generations

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

www.nuveen.com

ESA-D-0412D

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates - Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

PART C

OTHER INFORMATION

Item 15.  Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust

(including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.

(1)(a)	Declaration of Trust of Registrant dated July 29, 2002. (1)

(1)(b)	Certificate of Amendment to Declaration of Trust, dated November 18, 2009. (2)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009. (2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5)(a)	Specimen Certificate of Shares of the Registrant. (3)

(5)(b)	Ratings Agency Guidelines are filed herewith.

(6)(a)	Investment Management Agreement dated November 13, 2007. (1)

(6)(b)	Renewal of Investment Management Agreement dated July 31, 2008. (1)

(6)(c)	Renewal of Investment Management Agreement dated May 28, 2009. (1)

(6)(d)	Renewal of Investment Management Agreement dated May 26, 2010 is filed herewith.

(6)(e)	Renewal of Investment Management Agreement dated May 25, 2011 is filed herewith.

(6)(f)	Renewal of Investment Management Agreement dated May 23, 2012 is filed herewith.

(6)(g)	Investment Sub-Advisory Agreement dated December 31, 2010 is filed herewith.

(6)(h)	Renewal of Investment Sub-Advisory Agreement is filed herewith.

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 25, 2005. (1)

(9)(b)	Appendix A to Custodian Agreement, dated June 5, 2012 is filed herewith.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel. (3)

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus. (3)

(12)(b)	Form of Opinion and Consent of Sidley Austin LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus. (3)

(13)	Not applicable.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Proxy Statement/Prospectus included in this registration statement.

(1)	Filed on November 12, 2009 with Registrant’s Registration Statement on Form N-2 (File No. 333-163054) and incorporated by reference herein.

(2)	Filed on December 15, 2009 with Registrant’s Registration Statement on Form N-2/A (File No. 333-163054) and incorporated by reference herein.
(3)	To be filed by amendment.

Item 17.  Undertakings.

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago, the State of Illinois, on the 21st day of September, 2012.

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting)		September 21, 2012

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		September 21, 2012

Robert P. Bremner*	Chairman of the Board and Director	) )
)
John P. Amboian*	Trustee	) )
)
Jack B. Evans*	Trustee	) )
)
William C. Hunter*	Trustee	) )	By: /s/ Mark L. Winget Mark L. Winget Attorney-in-Fact September 21, 2012
)
David J. Kundert*	Trustee	) )
)
William J. Schneider*	Trustee	) )
)
Judith M. Stockdale*	Trustee	) )
)
Carole E. Stone*	Trustee	) )
)
Virginia L. Stringer*	Trustee	) )

Signature	Capacity		Date
)
Terence J. Toth*	Trustee	) )

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
5(b)	Rating Agency Guidelines

6(d)	Renewal of Investment Management Agreement dated May 26, 2010

6(e)	Renewal of Investment Management Agreement dated May 25, 2011

6(f)	Renewal of Investment Management Agreement dated May 23, 2012

6(g)	Investment Sub-Advisory Agreement dated December 31, 2010

6(h)	Renewal of Investment Sub-Advisory Agreement

9(b)	Appendix A to Custodian Agreement

14	Consent of Independent Auditor

16	Powers of Attorney